As filed with the Securities and Exchange Commission on June 5, 2015

File No. 333-149105

811-09065

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 5	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☐

Amendment No. 57	☒

(Check appropriate box or boxes.)

PHLVIC Variable Universal Life Account

(Exact Name of Registrant)

PHL Variable Insurance Company

(Name of Depositor)

One American Row, Hartford, Connecticut 06102-5056

(Address of Depositor’s Principal Executive Offices) (Zip Code)

(800) 447-4312

(Depositor’s Telephone Number, including Area Code)

John H. Beers, Esq.

PHL Variable Insurance Company

One American Row

Hartford, CT 06102-5056

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: as soon as practicable after the effective date of the Registration Statement.

It is proposed that this filing will become effective (check appropriate box)

☒	immediately upon filing pursuant to paragraph (b) of Rule 485
☐	on pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	this Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

Phoenix Joint Edge® VUL

PHLVIC Variable Universal Life Account
Issued by: PHL Variable Insurance Company (“PHL Variable”)
(a wholly owned subsidiary of Phoenix Life Insurance Company)
PROSPECTUS	June 5, 2015
This prospectus describes a flexible premium, variable universal life insurance policy that can provide lifetime insurance protection on the lives of two to five insureds. The variable life insurance product(s) described in this prospectus are no longer for sale. We will pay the death benefit following the death of the first insured person to die. You may allocate policy value to the Guaranteed Interest Account, Long-term Guaranteed Interest Account (collectively, “Guaranteed Interest Accounts”) and/or one or more of the investment options of the PHLVIC Variable Universal Life Account (“Separate Account”). The investment options purchase shares of the following funds:
AIM Variable Insurance Funds (Invesco Variable Insurance Funds) – Series I Shares
❖   Invesco V.I. American Franchise Fund – Series I Shares
❖   Invesco V.I. Equity and Income Fund – Series II Shares
ALPS Variable Investment Trust – Class II
❖   Ibbotson Aggressive Growth ETF Asset Allocation Portfolio
❖   Ibbotson Balanced ETF Asset Allocation Portfolio
❖   Ibbotson Growth ETF Asset Allocation Portfolio
❖   Ibbotson Income and Growth ETF Asset Allocation Portfolio
Calvert Variable Products, Inc.-Class 1
❖   Calvert VP S&P MidCap 400 Index Portfolio
Deutsche Investments VIT Funds – Class A 1
❖   Deutsche Equity 500 Index VIP 2
❖   Deutsche Small Cap Index VIP 3
Federated Insurance Series
❖   Federated Fund for U.S. Government Securities II
❖   Federated High Income Bond Fund II – Primary Shares
❖   Federated Prime Money Fund II
Fidelity® Variable Insurance Products – Service Class
❖   Fidelity® VIP Contrafund® Portfolio
❖   Fidelity® VIP Growth Opportunities Portfolio
❖   Fidelity® VIP Growth Portfolio
❖   Fidelity® VIP Investment Grade Bond Portfolio
Franklin Templeton Variable Insurance Products Trust – Class 2
❖   Franklin Income VIT Fund
❖   Franklin Mutual Shares VIT Fund
❖   Templeton Developing Markets VIT Fund
❖   Templeton Foreign VIT Fund
❖   Templeton Growth VIT Fund
Lord Abbett Series Fund, Inc. – Class VC
❖   Lord Abbett Bond-Debenture Portfolio
❖   Lord Abbett Growth and Income Portfolio
❖   Lord Abbett Mid Cap Stock Portfolio
Neuberger Berman Advisers Management Trust – Class S
❖   Neuberger Berman Advisers Management Trust Guardian Portfolio
❖    Neuberger Berman Advisers Management Trust Small Cap Growth Portfolio
Oppenheimer Variable Account Funds – Service Shares
❖   Oppenheimer Capital Appreciation Fund/VA
❖   Oppenheimer Global Fund/VA
❖   Oppenheimer Main Street Small Cap Fund®/VA
PIMCO Variable Insurance Trust – Advisor Class
❖   PIMCO CommodityRealReturn® Strategy Portfolio
❖   PIMCO Real Return Portfolio
❖   PIMCO Total Return Portfolio
Sentinel Variable Products Trust
❖   Sentinel Variable Products Balanced Fund
❖   Sentinel Variable Products Bond Fund
❖   Sentinel Variable Products Common Stock Fund
❖   Sentinel Variable Products Mid Cap Fund
❖   Sentinel Variable Products Small Company Fund
Virtus Variable Insurance Trust – Class A Shares
❖   Virtus Capital Growth Series
❖   Virtus Growth and Income Series
❖   Virtus International Series
❖   Virtus Multi-Sector Fixed Income Series
❖   Virtus Real Estate Securities Series
❖   Virtus Small-Cap Growth Series
❖   Virtus Small-Cap Value Series
❖   Virtus Strategic Allocation Series
Wanger Advisors Trust
❖   Wanger International
❖   Wanger International Select
❖   Wanger Select
❖   Wanger USA
See Appendix A for additional information.1Name change effective August 11, 2014. Previously known as DWS Investments VIT Funds. 2Name change effective August 11, 2014. Previously known as DWS Equity 500 Index VIP. 3Name change effective August 11, 2014. Previously known as DWS Small Cap Index VIP.
It may not be in your best interest to purchase a policy to replace an existing life insurance policy or annuity contract. You must understand the basic features of the proposed policy and your existing coverage before you decide to replace your present coverage. You must also know if the replacement will result in any income taxes.
The U.S. Securities and Exchange Commission (“SEC”) has neither approved nor disapproved these securities, nor have they passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.
Read and keep this prospectus for future reference. The policy is not a deposit of any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Policy investments are subject to risk, including the possible loss of principal invested. If you have any questions, please contact us at:

Phoenix Variable Products Mail Operations (“VPMO”) PO Box 8027 Boston, MA 02266-8027	Variable and Universal Life Administration (“VULA”) 800/541-0171

Index of Special Terms

We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the policy, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms. The page that is indicated here is where we believe you will find the best explanation for the word or term. The word or term will appear in italics the first time it appears on that page.
Page
amount at risk	26
base face amount	19
Company	11
first death	15
Good order	15
investment options	11
modified endowment contract (“MEC”)	37
monthly calculation date	26
monthly deduction amount	26
net premium	18
net surrender value	5
No Lapse Guarantee premium	32
PHL Variable	11
Phoenix	11
Phoenix Life	11
PNX	11
policy anniversary	16
policy date	16
policy value	19
policy year	16
Termination	32
total cumulative premium test	32
total face amount	19
valuation date	18
7-pay test	37

Summary of Benefits and Risks

Most of the terms used throughout this prospectus are described within the text where they first appear. See the “Index of Special Terms” to see where the best description of certain terms appears.
This prospectus contains information about all material rights and features of the variable life policy that you should understand. This policy is closed to new investors. This summary describes the basic benefits and risks of the policy.
Summary of Policy Benefits
Death Benefits
This policy is a flexible premium variable universal life insurance policy that can insure two to five lives. The policy, is first and foremost, a life insurance policy. While the policy remains in force we will pay a death benefit to the named beneficiary upon the first death of a person insured under the policy. You have a choice of three death benefit options with the policy:
❖	Death Benefit Option A will equal the policy’s face amount, or the minimum death benefit, if greater.
❖	Death Benefit Option B will equal the face amount plus the policy value, or the minimum death benefit, if greater.
❖	Death Benefit Option C will equal the face amount plus the Death Benefit Option C Increase Amount, or the minimum death benefit, if greater. This option is only available at policy issue.
The minimum death benefit is equal to the policy value on the date of death increased by a percentage taken from a table in the policy based on the attained age of the oldest insured person at the beginning of the policy year in which death occurs.
The death benefit we pay will be reduced by any unpaid policy loan amounts and, unless the No Lapse Guarantee is in effect, unpaid policy charges.
You should consult your registered representative to discuss how much premium you should allocate to the policy. The amount of premium you should allocate to the policy can differ depending on what your financial protection needs are. If you are buying the policy purely for death benefit protection, you should carefully consider the advantages and disadvantages of choosing to allocate more premium than needed to keep the policy in force under Death Benefit Option A.
Surrenders and Withdrawals
While the insureds are living, you may surrender the policy for its net surrender value. The net surrender value is the policy value reduced by outstanding loans and loan interest and any applicable surrender charge.
Beginning in the second policy year, subject to certain limitations, you may take withdrawals from the policy. You may incur a partial surrender charge on the amount withdrawn.
A withdrawal is not permitted if it would reduce the net surrender value to zero or would reduce the face amount below the minimum face amount for the policy. A withdrawal reduces the policy values, may reduce the face amount of the policy and may increase the risk that the policy will lapse. A withdrawal will reduce the death benefit payable regardless of the policy’s death benefit option.
For your protection, we require a signature guarantee for surrenders, partial withdrawals, or loans (if your policy provides for loans) over $100,000.
Surrenders and withdrawals may have adverse tax consequences.
Loans
Generally, you may borrow up to 100% of your policy value less the current surrender charge and loan interest accrued to the end of the policy year. We count any outstanding loans and loan interest toward the applicable limit. Taking a loan may have adverse tax consequences and may increase the risk that your policy will terminate.
Investment Choices
You may direct your premium to a wide variety of investment options available through the Separate Account, and to the Guaranteed Interest Accounts. Each investment option of the Separate Account invests directly in an underlying fund. You may generally transfer policy value among any of the Separate Account investment options and the Guaranteed Interest Accounts while continuing to defer current income taxes. Your ability to make transfers is limited by (1) imitations on transfers into and from the Guaranteed Interest Accounts contained in the policy and (2) restrictions on frequent trading and market timing activity imposed by us and the underlying funds, and (3) our right to suspend your transfer privileges after your twelfth transfer in each policy year. Each of these limitations is summarized in this prospectus or, in the case of limitations imposed by the funds, the applicable fund’s prospectus.
Asset Allocation and Strategic Programs
You may also elect an asset allocation or strategic program through which to allocate your premiums and policy value. Participation in a program is optional. Although we may offer other programs in the future, whether those programs will be made available to both current and prospective policy owners will be determined at our sole discretion.

Flexible Premiums
This policy allows for flexible premiums, which means that, within limitations, you may choose the amount of premium to allocate to the policy. The only premium you must pay is the minimum initial premium. Unless your initial premium is sufficient to keep the policy in force over time, additional premium payments may be required to prevent policy lapse. The minimum premium we will accept is $25.00.
Other Available Insurance Benefits
The following additional coverages and features may be available to you by rider. We currently make the following optional riders available with the policy. These riders increase a policy’s charges.
❖	Alternate Surrender Value Rider (minimum first year premium of $100,000 required for rider purchase)
❖	Disability Payment of Specified Premium Rider (maximum issue age is 60)
❖	Individual Level Term Rider
❖	Survivor Purchase Option Rider
We also attach the following riders to the policy at issue. The riders may involve extra cost to you as indicated in the Fee Tables in this prospectus.
❖	No Lapse Guarantee Rider (maximum issue age is 85, Death Benefit Option A policies only)
❖	Overloan Protection Rider
❖	Policy Exchange Option Rider
Your Right to Cancel the Policy
You have the right to review the policy and cancel it if you are not satisfied. Simply return the policy to us at the VULA within ten days after you receive it. Your state may require a longer period. The period applicable to your policy will be shown on the policy’s first page.
Summary of Policy Risks
Suitability Risk
Variable life insurance is designed for long-term financial planning, and the policy is not suitable as a short-term investment. Additionally, this policy is not suitable if you intend to utilize short-term trading strategies. Surrender charges apply during the first ten policy years; therefore, it may not be appropriate for you to purchase a policy if you may need to withdraw all or part of your policy value during the first few policy years. Also, while the policy offers a variety of available investment options and the potential for appreciation, the policy is a life insurance contract containing policy charges and charges associated with the investment options of the Separate Account. These charges will reduce your policy value.
Replacements
Replacing any existing policy with this policy may not be to your advantage. You should talk with your registered representative before you replace your variable life insurance policy. You should carefully compare the risks, charges, and benefits of your existing policy to the replacement policy to determine if replacing your existing contract benefits you. Additionally, replacing your policy could result in adverse tax consequences so you should also consult with your tax professional. You should know that once you have replaced your variable life insurance policy, you generally cannot reinstate it unless the insurer is required to reinstate the previous policy under state law. This is true even if you choose not to accept your new variable life insurance policy during your “right to cancel” period.
Conflicts of Interest
Broker-dealers and registered representatives often sell products issued by several different and unaffiliated insurance companies and the amount of compensation payable may vary significantly. Additionally, compensation paid to a broker-dealer or registered representative will also vary between products issued by the same insurance company, including additional compensation payable as part of certain service arrangements. A broker-dealer and its registered representatives may have an incentive to promote or sell one product over another depending on these differences in the compensation, potentially resulting in the sale of a product that may not be the best product to suit your needs.
You should talk to your registered representative if you have questions about potential conflicts of interest that may be created by varying compensation plans. You can find more information about the types of compensation arrangements we offer in the “Distribution of Policies” section of this prospectus.
Tax Effects
Existing tax laws that currently provide favorable treatment of life insurance death benefit proceeds and deferred taxation of any increase in policy value due to investment earnings may change at any time. Generally, under current federal income tax law, death benefits are not subject to income taxes. Earnings on the policy value invested in the Separate Account or the Guaranteed Interest Accounts are not subject to income taxes until there is a distribution from the policy. Taking a loan or a full or partial surrender from the policy could result in recognition of income for tax purposes. Additionally, certain funding circumstances may cause a policy to become a modified endowment contract (MEC). Under federal tax law, loans, withdrawals and other pre-death distributions received from a MEC policy are taxed as income first and recovery of basis second. Also, distributions from a MEC policy received prior to the policyowner’s attainment of age 59½ are subject to a 10% penalty tax.
Risk of Lapse
Your policy will be at risk of terminating if the policy value less policy loans and accrued loan interest is not sufficient to cover the monthly charges due and the policy does not have a No Lapse Guarantee in effect. Your policy value will be reduced by the amount of any withdrawal, and any applicable withdrawal and partial surrender charge, and the amount of any loan, and loan interest due. Additionally, poor investment experience will also decrease your policy value. Therefore, these factors increase the risk that your policy will lapse, requiring you to make additional premium payments to keep the policy in force. Before your policy terminates, you will have a grace period during which we will alert you to an impending lapse and give you an opportunity to keep the policy in force by paying a specified amount. If the policy lapses, you may be given the opportunity to reinstate it by making the required premium payment and satisfying our other reinstatement requirements.
Investment Risk
The value of your policy will fluctuate with the performance of the Separate Account investment options you select. The investment options may decline in value and the underlying funds may not meet their stated objectives or perform to your expectations. You bear the investment risk, whether a gain or a loss, for any premium allocated to the Separate Account investment options. A comprehensive discussion of an underlying fund’s risks may be found in that fund’s prospectus.
Transfer Risk
Transfers and deposits to the Guaranteed Interest Accounts may be limited to a total of $250,000 during any one week period and $1,000,000 in any 12-month period. Transfers out of the Guaranteed Interest Accounts are generally limited to one transfer per year. The amount you may transfer out of the Guaranteed Interest Accounts is limited based on a schedule described later in the prospectus. Additionally, we reserve the right to reject or restrict transfers among investment options if we or an underlying fund determine the transfers reflect disruptive trading, or following your twelfth transfer in any policy year.
Early Surrender Risk
This policy is designed to be held for the long-term. Surrender charges apply to surrenders, withdrawals, and face amount decreases taken in the first ten policy years. It is possible that a policy will have little or no net surrender value during the early policy years.
Limitations on Access to Cash Value
Policy loans are subject to maximum and minimum amounts. Withdrawals from the policy are not available in the first policy year. When available, withdrawals are subject to maximum and minimum amounts and we reserve the right to charge a withdrawal fee of $25.00 per withdrawal. Withdrawals may reduce the policy face amount and may be subject to a partial surrender charge. Because of these charges and restrictions, there will be less cash value available for loans and withdrawals in the policy’s early years.
Policy Charge Risk
We have the right to increase certain policy and rider charges; however, these charges are capped at the maximums shown in the Fee Tables included in the following pages.

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the policy. There are two tables describing the policy charges. The table below describes the fees and expenses that you will pay at the time that you make premium payments, surrender the policy, transfer policy value between investment options, or exercise the certain riders.
Fee Tables

Transaction Fees
Charge	When Deducted	Amount Deducted
Premium Expense Charge	Upon premium payment	Maximum of 8% of each premium payment
Surrender Charge[1,2,4]	Upon surrender during the first ten policy years	Maximum of $40.07 to minimum of $4.18 per $1,000 of face amount.
Representative charge for a male age 35; female age 35, $375,000 face amount, Death Benefit Option A, both in the preferred risk class:
$12 per $1,000 of face amount
Partial Surrender Charge[2,3,4,6]	1) Upon withdrawal of policy value; 2) Upon face amount decrease	Maximum of $40.07 to a minimum of $4.18 per $1,000 of face amount
Representative charge for a male age 35; female age 35, $375,000 face amount, Death Benefit Option A, both in preferred risk class:
$12 per $1,000 of face amount
Transfer Charge	Upon transfer	Maximum of $25 per transfer after the first twelve transfers; not currently charged.
Withdrawal Fee[6]	Upon withdrawal	Maximum of $25 per withdrawal; not currently charged.
Overloan Protection Option Charge[5]	On the next monthly calculation date following exercise of the option	3.50% of the policy value
Policy Exchange Option Rider Fee	Upon exercise of the rider	Maximum of $100
[1]	This charge is incurred only if there is a full surrender and is reduced by any partial surrender charge previously assessed.
[2]	This charge varies according to the gender, issue age, and risk class of each insured and decreases over the time the policy is in force. No surrender charge is applied after the policy anniversary on or following the oldest insured’s attained age 121.
[3]	This charge is incurred only if there is a withdrawal or face amount decrease. To determine the charge, the full surrender charge is multiplied by the result of dividing the withdrawal amount by the net surrender before the withdrawal. In the case of a face amount decrease, the full surrender charge is multiplied by the result of dividing the decrease in base face amount by the base face amount before the decrease.
[4]	This charge varies based on the insured’s individual characteristics. The surrender charges shown in this table may not be typical of the charges a particular policy owner will pay. Before you purchase the policy, we will provide you personalized illustrations of your future benefits under the policy based upon the age and risk class of the persons you wish to insure, the death benefit option, face amount, planned premiums and riders requested. You may also call us at 1-800-417-4769 to obtain a personalized illustration. Your policy’s specifications pages will show the surrender charges for your policy.
[5]	This benefit is provided by rider that is automatically made a part of the policy.
[6]	Withdrawals and face amount decreases are subject to both the Partial Surrender Charge and the Withdrawal Fee; however, we do not currently charge the Withdrawal Fee and we will not charge a Withdrawal Fee on any withdrawal taken on and following the oldest insured’s 121st birthday.
The table below describes the fees and expenses that you will pay periodically during the time that you own the policy, not including fund fees and expenses.
Periodic Charges Other than Fund Operating Expenses
Charge	When Deducted	Amount Deducted
Cost of Insurance[1,2,3,6]	On each monthly calculation date*	Maximum of $83.33 to a minimum of $.01 per $1,000 of amount at risk
Representative charge for a male, age 35; female, age 35, $375,000 face amount both in preferred risk class:
$0.03 per $1,000 of amount at risk

Charge	When Deducted	Amount Deducted
Coverage Charge[2,4,6]	On each monthly calculation date* for the first ten policy years	Maximum of $68.42 to a minimum of $0.07 per $1,000 of face amount
Representative charge for a male, age 35; female, age 35, $375,000 face amount, Death Benefit Option A, both in preferred risk class:
$0.11 per $1,000 of face amount
Mortality and Expense Risk Charge[6]	On each monthly calculation date*	Policy years 1-20
Maximum charge is 0.50% on an annual basis of investments in the Separate Account investment options;
Policy years 21 +
Maximum charge is 0.30% on an annual basis of investments in the Separate Account investment options.
Administrative Charge[6]	On each monthly calculation date*	Maximum of $10
Tax Charges	When we become liable for taxes	Currently, there are no charges for taxes; however, we reserve the right to impose a charge should we become liable for taxes in the future.
Loan Interest Rate Charged[5]	Interest accrues daily and is due on each policy anniversary	Maximum annual net cost is 1%
[1]	Cost of insurance rates will vary according to the insureds’ ages at issue, genders and risk classifications at issue, the policy year and the ratio of policy value to death benefit. Cost of insurance charges will generally increase as the insureds age. This table shows cost of insurance rates for standard risks. Additional charges, if any, may be assessed for risks associated with certain health conditions, occupations or avocations. These additional charges are included in the maximum cost of insurance shown above.
[2]	This charge varies based on the insureds’ individual characteristics. The cost of insurance and coverage charges shown in this table may not be typical of the charges a particular policy owner will pay. Before you purchase the policy, we will provide you personalized illustrations of the future benefits under the policy based upon the age and risk class of the persons you wish to insure, as well as the death benefit option, face amount, planned premiums and riders requested. You may also call us at 1-800-417-4769 to obtain a personalized illustration. Your policy’s specifications pages will show the cost of insurance and coverage charges for your policy.
[3]	The amount at risk at any given time is the difference between the total death benefit we would pay and the policy value.
[4]	The coverage charge varies based on the insureds’ ages, genders and risk classifications at issue.
[5]	The maximum net cost to the policy is the difference between the rate we charge for the outstanding loan, which is guaranteed not to exceed 4%, and the rate we credit the loaned portion of the Guaranteed Interest Account, which is guaranteed to be at least 3%. This loan interest charge is assessed against outstanding loan amounts and accrued interest.
[6]	This charge does not apply beginning on the policy anniversary on which the oldest insured’s attained age reaches 121.
*	The monthly calculation date is the day each month on which we assess these charges. The monthly calculation date is the same date each month beginning with the policy date.
This table shows the charges you will pay periodically for certain riders you elect to add to your policy. Other riders are available with this policy for which no separate rider charge is assessed but that may increase monthly cost of insurance deductions. We describe riders later under “Other Available Policy Benefits.”
Other Available Policy Benefits Expenses
Charge	When Deducted	Amount Deducted
Alternate Surrender Value Rider[1,3]	On each monthly calculation date*	Maximum of 5% to a minimum of 3% of one-twelfth of the target annual premium
Representative charge for a male, age 35; female age 35, $375,000 face amount, Death Benefit Option A, both in preferred risk class, with the 4-year benefit period:
$9.53
Disability Payment of Specified Premium Rider (Disability Benefit Rider)[1,2]	On each monthly calculation date*	Maximum of $0.64 to a minimum of $0.19 per $100 of premium waived
Representative charge for a male, age 35, $375,000 face amount, Death Benefit Option A, in preferred risk class:
$0.24 per $100 of premium waived

Charge	When Deducted	Amount Deducted
Individual Level Term Rider[1,4] (Cost of Insurance)	On each monthly calculation date*	Maximum of $83.33 to a minimum of $0.55 per $1,000 of level term face amount[3]
Representative charge for a male, age 35, $200,000 face amount, Death Benefit Option A, in preferred plus risk class:
$0.08 per $1,000 of amount at risk[3]
Individual Level Term Rider[1] (Coverage Charge)	On each monthly calculation date*	Maximum of $26.32 to a minimum of $.57 per $1,000 of level term face amount
Representative charge for a male, age 35, $200,000 face amount, Death Benefit Option A, in preferred plus risk class:
$0.15 per $1,000 of face amount
Survivor Purchase Option Rider[1]	On each monthly calculation date*	Maximum of $0.31 to a minimum of $0.00 per $1,000 of total face amount[5]
Representative charge for a male, age 35; female age 35, $375,000 face amount, Death Benefit Option A, both in preferred plus risk class:$0.01 per $1,000 of face total amount[5]
[1]	The charge for this rider varies based on the insureds’ issue ages, genders and risk classification, as well as the face amount of the policy and additional coverage amounts provided by riders attached to the policy. The charges shown in this table may not be typical of the charges a particular policy owner will pay. Your policy’s rider specifications pages will indicate the costs applicable to your policy. If you would like information on the charges for the Alternate Surrender Value Rider, Disability Payment of a Specified Amount Rider, Individual Level Term Rider or Survivor Purchase Option Rider that would apply to your particular situation, you may request a personalized illustration from your financial representative or by calling us at 1-800-417-4769.
[2]	The charge for this rider also varies based on the specified benefit amount.
[3]	The charge for this rider also varies based on the benefit period you elect.
[4]	The charge for this rider increases as the insureds age.
[5]	The total face amount is the face amount of the base policy and the amount of coverage provided by the Individual Level Term Rider. Actual minimum charge for this rider is $0.0033 per $1,000 of total face amount.
*	The monthly calculation date is the day each month on which we assess these charges. The monthly calculation date is the same date each month beginning with the policy date.

The table below shows the minimum and maximum fees and expenses as a percentage of daily net assets, for the year ended December 31, 2014, charged by the funds that you may pay indirectly during the time that you own the policy. This table does not reflect any fees that may be imposed by the funds for short-term trading. Funds of funds may have higher operating expenses than other funds since funds of funds invest in underlying funds which have their own expenses. Total Annual Fund Operating Expenses are deducted from a fund’s assets and include management fees, distribution and/or 12b-1 fees, and other expenses, but do not include any redemption fees that may be imposed by various funds. More detail concerning each of the fund’s fees and expenses is contained in the prospectus for each fund.
TOTAL ANNUAL FUND OPERATING EXPENSES
	Minimum	Maximum
Gross Annual Fund Operating Expenses[1]	0.34%	2.08%
[1]	The minimum and maximum Net Annual Fund Operating Expenses are 0.33% and 1.61%, respectively. Advisors and/or other service providers to the funds may have contractually agreed to reduce the management fees or reimburse certain fees and expenses for certain funds. The Gross Total Annual Fund Operating Expenses shown in the table do not reflect the effect of any fee reductions or reimbursements. The Net Annual Fund Operating Expenses reflect the effect of fee reductions and waiver arrangements that are contractually in effect at least through April 30, 2016. There can be no assurance that any contractual arrangement will extend beyond its current terms and you should know that these arrangements may exclude certain extraordinary expenses. See each fund’s prospectus for details about the annual operating expenses of that fund and any waiver or reimbursement arrangements that may be in effect.

Description of PHL Variable Insurance Company

In this prospectus, the “Company,” “we,” “us,” and “our” refers to PHL Variable Insurance Company or “PHL Variable.” PHL Variable is a wholly owned subsidiary of Phoenix Life Insurance Company (“Phoenix Life”) through its holding company, PM Holdings, Inc. Phoenix Life is a life insurance company, which is wholly owned by The Phoenix Companies, Inc. (“PNX” or “Phoenix”), which is a manufacturer of insurance and annuity products. PHL Variable provides life insurance and annuity products to individual customers. PHL Variable is organized as a Connecticut stock company. Our executive and administrative office is at One American Row, Hartford, CT 06102-5056.
Obligations under the contracts are obligations of PHL Variable. You may make contributions to the Guaranteed Interest Account or “GIA” which is supported by the assets in PHL Variable’s general account. Such contributions are not invested in the Separate Account. The GIA is part of the general account of PHL Variable (the “General Account”). The General Account supports all insurance and annuity obligations of PHL Variable and is made up of all of its general assets other than those allocated to any separate account such as the Separate Account. For more complete information, see the “Guaranteed Interest Account” section below.
Policy Guarantees
Any guarantee under the policy, such as interest credited to the GIA, or any guarantees provided by a rider are paid from our general account. Therefore, any amounts that we may pay under the policy as part of a guarantee are subject to our long-term ability to make such payments. The assets of the Separate Account are available to cover the liabilities of our General Account to the extent that the Separate Account assets exceed the Separate Account liabilities arising under the policies supported by it. Under Connecticut law, insurance companies are required to hold a specified amount of reserves in order to meet the contractual obligations of their general account to contract owners. State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that an insurer could incur as the result of its own investment of its general account assets, which could include bonds, mortgages, general real estate investments, and stocks. Useful information about the Company’s financial strength may be found on our website, www.phoenixwm.com*, located under “About Us”/”Ratings.” This website location also includes the Company’s financial strength ratings assigned to us by one or more independent rating organizations, along with each such organization’s view regarding the potential future direction of the Company’s rating.
Description of PHLVIC Variable Universal Life Account

PHL Variable established the PHLVIC Variable Universal Life Account (“Separate Account”) as a separate account under Connecticut insurance law on September 10, 1998. The Separate Account is registered with the Securities and Exchange Commission (the “SEC”) as a unit investment trust under the Investment Company Act of 1940. The SEC does not supervise the management, investment practices or policies of the Separate Account or of the Company.
The Separate Account purchases shares in mutual funds called “underlying funds.” The Separate Account is divided into sections called “investment options.” There is a corresponding investment option for each underlying fund in which the Separate Account invests. You do not invest directly in the underlying funds. Instead, the policy value you allocate to the Separate Account purchases “units” of the Separate Account. The units are allocated to the investment options of your choice. Each time you buy units of the Separate Account, the Separate Account purchases shares of the corresponding underlying fund. The value of your units will vary. Please refer to “Policy Values” for more details on unit values and to “the Underlying Funds” for more information about the funds.
PHL Variable does not guarantee the investment performance of the Separate Account or any of its investment options. The policy value allocated to the Separate Account depends on the investment performance of the underlying funds. As policy owner, you bear the full investment risk for all monies invested in the Separate Account.
The Separate Account has several investment options with varying degrees of investment risk. You may make contributions to the Separate Account but you assume all of the investment risk for the policy value that you contribute and allocate to the Separate Account. Under Connecticut law these Separate Account assets are segregated from our general account and all income, gains or losses, whether or not realized, must be credited to or charged against the amounts placed in the Separate Account without regard to the other income, gains and losses from any other business or activity of the insurer. The assets of the Separate Account may not be used to pay liabilities arising out of any other business that an insurer conducts and as such are insulated from the creditors of the insurer. However, the assets in the Separate Account are attributable to more than one variable annuity product or to more than one variable life insurance product that we sell. Therefore, although these assets are insulated from our creditors, they all may be used to support Separate Account obligations. To the extent that the assets in the Separate Account become deficient for any reason, we will transfer assets from our General Account to the extent they are available. We reserve the right to add, remove, modify, or substitute underlying funds in which the Separate Account invests.
Your registered representative should provide you with a copy of this prospectus at the time you apply for a policy. You may obtain a copy of the underlying fund prospectuses by calling the VULA. Additionally, we will provide a copy of these prospectuses when you have purchased the policy. We will mail you updated prospectuses for your policy and the underlying funds annually.

Performance History
We may choose to include performance history of the investment options or the underlying funds in advertisements, sales literature or reports. Performance information about each investment option is based on past performance only and is not an indication of future performance. Historical returns are usually calculated for one year, five years and ten years. If the investment option has not been in existence for at least one year, returns are calculated from inception of the investment option.
Voting Rights

We legally own all fund shares held by the investment options; however, we vote those shares at shareholder meetings according to voting instructions we receive from policy owners with an interest in the investment options. We may decide to vote the shares in our own right should the law change to permit us to do so.
While your policy is in effect, you may provide us with voting instructions for each investment option in which you have an interest. We determine the number of votes you may cast by applying your percentage interest in an investment option to the total number of votes attributable to the investment option. When determining the number of votes, fractional shares will be recognized.
We will send you or, if permitted by law, make available electronically, proxy material, reports and other materials relevant to the investment options in which you have a voting interest. In order to vote you must complete the proxy form and return it with your voting instructions. You may also be able to vote your interest by telephone or over the Internet if such instructions are included in the proxy material. We will vote all of the shares we own on your behalf, in accordance with your instructions. We will vote the shares for which we do not receive instructions, and any other shares we own, in the same proportion as the shares for which we do receive instructions. This process may result in a small number of policyowners controlling the vote. We may ask you to provide voting instructions for such items as:
1)	the election or removal of the fund’s Trustees;
2)	the ratification of the independent accountants for the fund;
3)	approval or amendment of investment advisory agreements;
4)	a change in fundamental policies or restrictions of the fund; and
5)	any other matters requiring a shareholder vote.
You may obtain an available fund’s prospectus by contacting us at the address and telephone number given on page one.
The Underlying Funds

Each underlying fund available through the policy is a portfolio of an open-end management investment company that is registered with the SEC under the Investment Company Act of 1940. These underlying funds are not publicly traded and are offered only through variable annuity and variable life insurance products, or directly to tax qualified plans. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, or directly to tax qualified plans, although the investment practices and fund names may be similar, and the portfolio managers may be identical. Accordingly, the performance of the underlying fund is likely to be different from that of the retail mutual fund, and you should not compare the two.
The underlying funds offered in this policy are selected by the Company based on several criteria, including, but not limited to, asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor the Company considers during the initial selection process is whether the underlying fund or an affiliate of the underlying fund will compensate the Company for providing administrative, marketing, and support services that would otherwise be provided by the underlying fund, the underlying fund’s investment advisor, or its distributor. Finally, when the Company develops a variable annuity or life product in cooperation with a fund family or distributor (e.g. a “private label” product), the company will generally include underlying funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from the Company’s selection criteria.
Each underlying fund is reviewed periodically after having been selected. Upon review, the Company may remove an underlying fund or restrict allocation of additional premium payments to an underlying fund if the Company determines the underlying fund no longer meets one or more of the criteria and/or if the underlying fund has not attracted significant policy owner assets.
In addition, if any of the underlying funds become available for allocating premium payments, or if we believe that further investment in an underlying fund is inappropriate for the purposes of the policy, we may substitute shares of another underlying fund for those held by the affected investment option. However, we will not make any substitutions without notifying you and obtaining any state and SEC approval, if necessary. From time to time we may make new investment options available.
Each underlying fund and the associated investment option of the Separate Account is subject to market fluctuations and has varying degrees of risk and there can be no assurance that any investment option or underlying fund will achieve its stated investment objective.

You will find detailed information about the underlying funds and their inherent risks in their current prospectuses. Copies of the fund prospectuses may be obtained by contacting us at the address or telephone number provided on the first page of this prospectus. You should read these prospectuses carefully.
For additional information concerning the available investment options, please see Appendix A.
Administrative, Marketing and Support Service Fees
The Company and/or the principal underwriter for the policy have entered into agreements with the investment advisor, subadvisor, distributor, and/or affiliated companies of most of the underlying funds under which the Company and the principal underwriter for the policies receive payments. These agreements compensate the Company and the principal underwriter for the policies for providing certain administrative, marketing, or other support services to the underlying funds. Proceeds of these payments may be used for any corporate purpose, including payment of expenses that the Company and/or the principal underwriter for the policies incur in promoting, issuing, distributing and administering the policies. As stated previously, such payments are a factor in choosing which funds to offer in the Company’s variable products. These payments may be significant and the Company and its affiliates may profit from them.
The payments are generally based on a percentage of the average assets of each underlying fund allocated to the variable investment options under the policy or other contracts offered by the Company. The amount of the fee that an underlying fund and its affiliates pay the Company and/or the Company’s affiliates is negotiated and varies with each underlying fund. Aggregate fees relating to the different underlying funds may be as much as 0.40% of the average net assets of an underlying fund attributable to the relevant contracts. A portion of these payments may come from revenue derived from the Distribution and/or Service Fees (12b-1 fees) that are paid by an underlying fund out of its assets as part of its Total Annual Operating Expenses and is not paid directly from the assets of your variable insurance policy.
These payments reflect in part the administrative service expense savings derived by the funds by having a sole shareholder rather than multiple shareholders in connection with the Separate Account’s investments in the funds.
These administrative services may include, but are not limited to, providing information about the funds from time to time, answering questions concerning the funds, including questions respecting Variable Contract owners’ interests in one or more of the funds, distributing, printing, and mailing of: the underlying funds’ prospectus and any applicable supplement; annual and semi-annual reports; proxy materials (including tabulating and transmitting proxies executed by or on behalf of Variable Contract owner’s); electronic and teleservicing support in connection with the funds; maintenance of investor records reflecting shares purchased, redeemed, transferred and share balances, and conveyance of that information to the fund.
The Guaranteed Interest Accounts

In addition to the Separate Account, you may allocate premiums or transfer values to the Guaranteed Interest Account or Long-term Guaranteed Interest Account (collectively, the Guaranteed Interest Accounts). Amounts you allocate to the Guaranteed Interest Accounts are deposited in our general account. You do not share in the investment experience of our general account. Rather, we guarantee a minimum rate of return on the allocated amounts. Although we are not obligated to credit interest at a higher rate than the minimum, we may credit any excess interest as determined by us based on expected investment yield information. This minimum rate of return will at least be the minimum nonforfeiture rate required by law, currently 3%.
In general, you may make only one transfer per policy year from the Guaranteed Interest Accounts. The Long-term Guaranteed Interest Account has more restrictive transfer limitations on transfers out of the general account than the Guaranteed Interest Account so that longer term investments can be made. Additionally, we may impose limitations on the amounts of premium or policy value that can be allocated to or transferred into or out of the Guaranteed Interest Accounts. These limitations are described below.
Because of exemptive and exclusionary provisions, we have not registered interests in our general account under the Securities Act of 1933. Also, we have not registered our general account as an investment company under the Investment Company Act of 1940, as amended. Therefore, neither the general account nor any of its interests are subject to these Acts, and the SEC has not reviewed the general account disclosures. These disclosures are subject to certain provisions of the federal securities law regarding accuracy and completeness of statements made in this prospectus.
The features specific to each type of Guaranteed Interest Account are summarized below.
Guaranteed Interest Account
We reserve the right to limit transfers to the Guaranteed Interest Account to no more than $250,000 during any one-week period per policy and to limit transfers and premium payments to the Guaranteed Interest Account to $1,000,000 over a 12-month period. However, at any time within the first eighteen months from the policy date, you may elect to transfer all assets held in the investment options to the non-loaned portion of the Guaranteed Interest Account without any transfer charge or being subject to the restrictions described in this section.

Except as provided below, the amount that can be transferred out of the Guaranteed Interest Account is limited to the greater of $1,000 or 25% of the policy value in the non-loaned portion of the Guaranteed Interest Account as of the date of the transfer. You may transfer the total non-loaned policy value out of the Guaranteed Interest Account to one or more of the investment options over a consecutive 4-year period according to the following schedule:
❖ First Year:	25% of the total value
❖ Second Year:	33% of remaining value
❖ Third Year:	50% of remaining value
❖ Fourth Year:	100% of remaining value
These restrictions are waived for payments made under the Systematic Income Program (see the “Systematic Income Program” section of this prospectus for details about this program). Also, under the Dollar Cost Averaging Program, you may transfer premium allocated to the Guaranteed Interest Account to your selected options within the program by a series of transfers in approximately equal amounts over a period of at least six months.
Long-term Guaranteed Interest Account
The amount that can be transferred out of the Long-term Guaranteed Interest Account each policy year is limited to the greatest of (a) $1,000, (b) 10% of the policy value in the Long-term Guaranteed Interest Account as of the date of the transfer, or (c) the amount of policy value transferred out of the Long-term Guaranteed Interest Account in the prior policy year. As a result, you may not be able to completely transfer your policy value from the Long-term Guaranteed Interest Account for a period of years. This transfer limitation does not apply if you have the Systematic Income Program in effect for your policy (see the “Systematic Income Program” section of this prospectus for details about this program).
Transfers from the Long-term Guaranteed Interest Account are not permitted under the Dollar Cost Averaging Program and the Long-term Guaranteed Interest Account may not be used with the Asset Rebalancing Program.
We reserve the right to limit transfers to the Long-term Guaranteed Interest Account to no more than $250,000 during any one-week period per policy and to limit transfers and premium payments to $1,000,000 over a 12-month period.

The Policy

This prospectus describes a flexible premium variable universal life policy insuring the lives of two to five people. The policy provides for one death benefit which is payable upon the death of the first insured to die, the first death. The policy also has net surrender value, a loan privilege, and other features also available in a traditional fixed benefit whole life policy. However, the policy allows you to allocate your net premium to one or more investment options of the Separate Account or the Guaranteed Interest Accounts. Each investment option of the Separate Account, in turn, invests its assets exclusively in an underlying fund. Accordingly, the policy value varies according to the investment performance of the funds to which net premiums have been allocated.
Except for increases in face amount resulting from a change from Death Benefit Option B to Death Benefit Option A, while the policy does not allow for increases to the face amount of coverage after issue, generally, you may decrease the death benefit coverage beginning in the second policy year. You may decrease the face amount and may decrease any additional coverage provided for the insureds under the optional Individual Level Term Rider. The policy can provide a No Lapse Guarantee benefit through a rider attached to the policy if all insureds are age 85 or younger at the time the policy is issued and you elect Death Benefit Option A at issue and meet the rider’s terms. This benefit guarantees that the policy will not lapse as a result of inadequate cash value if your policy meets certain criteria. The policy may also provide a persistency bonus following the twentieth policy anniversary (not available for policies issued in the state of Texas). No bonus amount is guaranteed; however, any bonus payable would be determined by multiplying the bonus percentage, if any, by the non-loaned policy value. These and other policy features are described later in this prospectus.
You may contact us about the policy through our VPMO or VULA as listed on the first page of this prospectus. We will process your premiums and policy requests when we receive them in good order. “Good order” means that we have received all necessary documents and properly completed forms at the designated office.
The policy and attached copy of the application are the entire contract. Only statements in the application can be used to void the policy. The statements are considered representations and not warranties. Only an executive officer of PHL Variable can agree to change or waive any provisions of the policy.
Suicide
We will stop and void the policy if the insured person commits suicide within certain time periods specified by state law, generally two years from the date the policy is issued or reinstated, or a policy change requiring evidence of insurability is made. We will then return the policy value reduced by any outstanding debt and refund any monthly deductions and other fees and charges.
Incontestability
We may not contest this policy or any attached rider after it has been in force for two years during which the insured persons are alive. However, if the policy is reinstated or if there is any increase in face amount then the death benefit payable under the reinstated policy or the face amount increase may be limited if any insured commits suicide within certain time periods specified by state law, generally two years from the date that the policy was reinstated or a face amount increase was made.
Additionally, we may contest a policy for certain misstatements made in any application for reinstatement or for any face amount increase within the two year period following the reinstatement or face amount increase. If we contest the policy on this basis, we will only pay the sum of all monthly deductions taken under the policy for the contested face amount and any premium we required for the contested face amount, whichever is greater.
Also, if any insured’s age or gender was misstated in the application for reinstatement or face amount increase, we will adjust the amount of any death benefit as described in the policy. Upon adjustment, the death benefit will be the amount provided by the most recent monthly insurance charges using correct age and gender for the particular insured.
Change of Owner or Beneficiary
The beneficiary you name in the policy application, or subsequently change, will receive the policy benefits upon death of the insured person. If your named beneficiary dies before then, the named contingent beneficiary, if any, will become the beneficiary. If there is no surviving or named beneficiary, we will pay the death benefit to you or to your estate.
You may change the policy owner and the beneficiary as long as the policy remains in force. Changes must be made by written request, in a form satisfactory to us. A beneficiary change will take effect as of the date you sign the written notice, regardless of whether the insured person is living when we receive the notice. However, we will not be liable for any payment made or action taken before we receive your written notice. A change in owner may result in income, estate or gift taxes.
Misstatements in the Application
If you incorrectly state the age or gender of the insured person, we will adjust the face amount to reflect the correct cost of insurance rate. The adjusted death benefit will equal the coverage our most recent cost of insurance deduction would provide based on the insured persons’ correct personal information.
Surplus
This nonparticipating policy does not pay dividends. You will not share in PHL Variable’s surplus earnings.

Premium Limitations
You may increase or decrease the planned premium amount (within limits) or payment frequency at any time by writing to VPMO at the address located on the first page of this prospectus. We reserve the right to limit increases to such maximums as may be established from time to time. During a grace period, the minimum payment we will accept is the amount needed to prevent policy lapse.
Contract Rights: Owner, Insured, Beneficiary, Assignment
Owner
The owner is the person or entity named in the application for the policy or, if the ownership of the policy has changed, the person or entity we have listed as the owner in our records. The owner will generally make the choices that determine how the policy operates while it is in force. If more than one person is named as the owner of the policy, we will act only on requests made by all owners, unless we and the owners agree otherwise. If the owner who is not also insured under the policy dies before an insured, ownership of the policy will pass to the surviving joint owner(s), if any, unless designation of a different successor owner has properly filed with us.
When we use the terms “you” or “your” in this prospectus, we are referring to the owner or, if the policy was issued as a group contract, we are referring to the certificate holder. If, during the existence of the policy, a third party offers you consideration to transfer ownership of your policy or any interest in your policy, including by means of a collateral or absolute assignment to such third party, we, or one of our affiliates, may have the right to offer compensation for your policy before we process the transfer in ownership. We will require information that is necessary for us to determine the amount of such consideration we will offer for your policy. We may require evidence of the amount and validity of the offer. If we offer you consideration for your policy, and you accept, we will process your acceptance upon receipt in good order at our VPMO.
Insured
The insureds are the persons on whose lives the policy is issued. You name the insureds in the application for the policy. A policy may be issued to insureds ages 18 through 85 for most underwriting classes. We will require that you provide evidence that each person to be insured is, in fact, insurable.
Beneficiary
The beneficiary is the person you name in the application to receive any death benefit. You may name different classes of beneficiaries, such as primary and contingent. These classes will set the order of payment.
Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before the insured dies by sending a written request to VPMO. Generally, the change will take effect as of the date your request is signed.
If no beneficiary is living at the time of the first death and you were not an insured, we will pay you the death benefit. If you were an insured under the policy, we will pay the death benefit to your estate.
Assignment
You may assign the policy. We will not be bound by such assignment until we receive a written copy of the assignment at VPMO, nor will we be liable for any payment we make before then. We assume no responsibility for determining whether an assignment is valid.
Purchasing a Policy and Your Right to Cancel
You may purchase a policy on the life of any person as long as you are at least 18 years old, and have an insurable interest as defined by applicable state law in the life of the person to be insured. You must also have the consent of the person to be insured and may, depending on state or federal law, need to provide specified information to the proposed insured prior to issuance of the policy. The requirements for notice and consent are detailed in state laws and in the Internal Revenue Code (“Code”), Section 101 (j). We may decline to issue you a policy if the insured does not meet our underwriting standards.
How to Purchase a Policy
This policy is no longer available for sale.
To purchase a policy, you must complete an application with your registered representative. The persons to be insured may be required to undergo medical examination. We base our insurance risk rates on the each insured’s gender, age and risk classification at issue. We may require certain medical information in order to determine the risk class of the person to be insured. We are not permitted to consider gender as a factor in some states and under certain qualified plans. We may decline to issue a policy if the insured does not meet our underwriting standards.
The minimum initial premium is due no later than the policy date. The policy date is the date shown on the specifications pages and is the date from which policy years and policy anniversaries are measured. Each 12-month period following the policy date is a policy year and each anniversary of the policy date is a policy anniversary. If you submit the initial premium before the policy date, we will consider the payment not in good order and will deposit it to a non-interest bearing account. If we decline coverage, we will refund your initial premium payment. If we approve you for coverage, we will apply the initial premium payment, less the premium expense charge to the policy, as described under “Processing Premium Payments” below and in accordance with the Right to Return provision in the policy.

We will determine the minimum initial premium based on the selected face amount for the policy, including amounts provided by rider, the death benefit selected at issue and the insureds’ rating characteristics and the minimum initial premium will be at least $1,000. The minimum initial premium will be shown on the policy’s specifications page.
The insureds must be alive when the initial premium is paid. You must deliver the initial premium to your registered representative, who will forward it to our underwriting department. If, for any reason, your initial net premium payment is insufficient, we will not consider the premium payment to be in good order until we receive the balance due. If we receive your initial premium after the policy date, and monthly charges are due for the policy, we will deduct the premium expense charge, apply the payment to the policy, and immediately deduct the amount of any monthly charges due.
Your Right to Cancel
State law provides a policy owner with a right to return and cancel the policy for a limited period, generally 10 days, following receipt of the policy. Should you elect to return your policy under your right to cancel, we will treat your policy as if we had never issued it.
The amount of premium refund you will receive depends on the law of the policy’s issue state. Depending on the law of the issue state, the refund will equal either:
•	the policy value on the date of cancellation; or
•	the greater of (a) premium paid less certain amounts deducted from the policy or (b) policy value less any applicable surrender charges.
For states that require the refund of policy value, we will return the sum of the following as of the date we receive the returned policy:
•	the current policy value less any debt; plus
•	any monthly deductions and other charges made under the policy.
For policies issued in states that require the full premium, less any amount surrendered or withdrawn to be refunded upon cancellation during the right to cancel period (“return of premium states”), and policies issued in certain states pursuant to applications which indicate that the policy is intended to replace existing insurance, if the policy has been issued with the Temporary Money Market Amendment, we temporarily allocate the entire issue premium paid less applicable charges (along with any other premiums paid during your right to cancel period) to the money market investment option of the Separate Account. At the expiration of the right to cancel period, the policy value of the money market investment option is allocated among the investment options of the Separate Account and to the Guaranteed Interest Accounts in accordance with your premium allocation instructions in effect.
Premium Payments and Allocation of Premium

Premium Flexibility
Other than payment of the minimum initial premium, there is no minimum premium required for this policy; however, you must maintain policy value sufficient to pay the charges due on each monthly calculation date in order to keep the policy in force. Payment of premiums will not guarantee that the policy will remain in force. Conversely, failure to pay premiums will not necessarily cause the policy to lapse. If you select Death Benefit Option A and all insureds are age 85 and younger on the policy date, the policy will be issued with a No Lapse Guarantee benefit. This benefit will prevent the policy from lapsing for insufficient policy value if certain criteria are met. This benefit is described in the “No Lapse Guarantee” benefit section of this prospectus.
Subject to the maximum limitations on premiums described below, you may pay additional premium to the policy at any time before the policy anniversary following the oldest insured’s 121st birthday. The minimum premium payment we will accept is $25.00, except when a policy is in its grace period. In that case, the minimum premium we will accept is the amount necessary to prevent the policy from terminating. To pay premiums by check or money order, the amount must be drawn against a U.S. bank and be made in U.S. dollars. We will not accept any starter or third party check unless it meets our administrative requirements. Amounts you pay us by check may not be available for surrender, withdrawal or loan until the check clears the banking system.
Ways to Pay Premium
You may make subsequent premium payments by establishing a planned premium schedule for your policy, participating in our automated payment service, or making unplanned premium payments.
You may establish a planned premium schedule for your policy at the time of application or after issue. At the time of application, you may select (within limits) the planned premium amount for your policy and the frequency with which we will send you premium notices. We currently provide billing at annual, semi-annual, and quarterly intervals. You should note that we do not provide bills for fractional periods. As a result, you may wish to consult your registered representative or the VULA at the phone number listed on the front page of this prospectus to consider the effect of a change to the planned premium arrangement for your policy.

You may elect to pay subsequent premiums via our automated payment service. Under this service, we automatically deduct premium payments each month from a bank account you designate. We will not send a bill for these automatic payments. Withdrawals from your bank account will be made on the 15th of each month. You may request to begin the pre-authorized check service at any time, unless your policy has entered its grace period.
You can discontinue the automated payment service by contacting our VPMO. We must receive notification of account changes at our VPMO at least 30 days before the next draft date. Upon termination of this service, we will establish your policy on regular billing at the most frequent modal premium available under your policy.
We may automatically switch you to quarterly billing if we are unable to obtain the premium payment from your bank account. We may discontinue this service upon 30 days written notice to you.
You may also make unplanned premium payments by contacting the VULA for the appropriate check processing address.
Processing Premium Payments
When we receive your premium payment in good order, we reduce the payment amount by the premium expense charge shown in the fee table. Generally, the resulting amount, also known as the net premium, is then applied to your policy according to your premium allocation instructions as of the valuation date on which we received the premium in good order.
A “valuation date” is any day on which the net asset value of the units of each investment option of the Separate Account are determined. Generally, this will be any date on which the New York Stock Exchange (NYSE), or its successor, is open for regular trading and we are open for business. Our valuation date ends when the NYSE closes. This is usually at 4:00 p.m. Eastern Time. Valuation dates do not include days when the NYSE is closed, which generally includes weekends and major U.S. holidays. If we receive your premium payment in good order after the close of a valuation day or on a non-valuation day, we will apply it according to the rules below on the next valuation day.
As noted above, for policies issued in return of premium states, initial net premium is allocated to the money market investment option of the Separate Account. You may change your premium allocation instructions at any time by submitting a new premium allocation form to the VPMO, or by contacting us at the phone number shown on the first page of this prospectus. Except for premiums that may cause a policy to fail the definition of life insurance, as defined in the Internal Revenue Code (“Code”), or would cause the policy to become a modified endowment contract (“MEC”), as defined in the Code, premiums submitted after the effective date of a premium allocation change will be allocated in accordance with your premium allocation instructions we then have on file.
Usually premium payments received during a grace period, after deduction of the premium expense charge, will first be used to cover any monthly deductions due during the grace period. Any remaining balance will be applied to the investment options of the Separate Account and to the Guaranteed Interest Accounts in accordance with your then current premium allocation instructions. If your policy entered the grace period as a result of loan interest capitalization, we will apply at least a portion of the payment as a loan repayment.
We may delay the application of a subsequent premium payment if applying it would cause the policy to become a MEC. Generally, we will apply the portion of the subsequent premium payment that will not cause the policy to become a MEC and we will refund the balance to you. However, if we receive a subsequent premium payment that will cause the policy to become a MEC within 20 days prior to the policy anniversary date, we will hold the portion of the subsequent premium payment that would cause MEC status. We will apply the remaining portion on the policy anniversary date when it can be applied without creating a MEC. If it is your intention to create a MEC or if you would like the portion of the premium payment that will create a MEC returned to you, you must notify us in writing within thirty days of the policy anniversary date. If you intend to create a MEC, you will be required to sign a form acknowledging that you understand the tax consequences of MEC status. For additional information about the 7-pay test, see the “Modified Endowments Contracts” section of this prospectus.
For policies in which a material change impacting the 7-pay limit or 7-pay period occurred, if the material change caused the start of the 7-pay year to no longer coincide with the policy anniversary, the procedure described above for holding payments may not apply. Generally speaking, the 7-pay limit and 7-pay period are measures of the amount of premium that can be paid into a life insurance contract without causing the contract to become a MEC.
Premium Limitations
We establish maximum premiums and may change them at any time. Additionally, the Code has limits on the amount of premium that can be paid into a life insurance contract and still meet the definition of life insurance for tax purposes. This policy will be issued to meet the Guideline Premium Test, one of the two tests used to determine if a policy meets Code rules. More discussion of these tax law requirements is provided under the “Tax Considerations” section of this prospectus.
We reserve the right to refuse any premium payments that would cause the policy to fail the Guideline Premium Test unless such amount is necessary to keep the policy in force. If the total premium limit is exceeded, the policy owner will receive the excess, with interest, not later than 60 days after the end of the policy year in which the limit was exceeded. The policy value will then be adjusted to reflect the refund. If the policy’s death benefit requires adjustment as a result of this premium refund, we will make this adjustment effective the date the premium is removed from the policy. We will refund the premium from the Separate Account investment options and the Guaranteed Interest Accounts on a pro rata basis according to your then current allocation instructions unless you request otherwise in writing.
At all times, we may adjust the death benefit or refund excess premiums in order to ensure that the policy meets the requirements of the Code.
Policy Values

How the Value of Your Policy is Calculated
Your policy value is the sum of the policy’s values in the investment options of the Separate Account, and the values in the Guaranteed Interest Accounts.
We will calculate your policy value on each valuation date. If we receive your premium payment or transaction request in good order prior to the close of the valuation date, we will process that premium or transaction using the unit values determined following the close of the NYSE for that day. If we receive your premium or transaction request after the close of the valuation date, we will process that premium or transaction using the unit values calculated for the next valuation date. If a scheduled transaction falls on a non-valuation date, we will process it as of the next valuation date.
Separate Account Policy Value
On each valuation date, the Separate Account policy value is the total of your policy values in each investment option of the Separate Account. When you make a premium payment, and have amounts allocated to the investment options of the Separate Account, we credit your policy with accumulation units. Your net premium purchases units of each Separate Account investment option to which you have allocated premium. We determine the number of accumulation units to credit to each Separate Account investment option by dividing the amount of the net premium payment by the unit value of that Separate Account investment option. The value of a unit of the Separate Account investment options varies from valuation date to valuation date. Changes in the accumulation unit value reflect the investment performance of the underlying fund and the fund’s fees and expenses. On each monthly calculation date, we deduct the mortality and expense risk charge from the Separate Account policy value.
Policy transactions that involve amounts allocated to the Separate Account investment options, including loans, withdrawals, and transfers are effected by purchasing and selling the units of the investment options.
Guaranteed Interest Accounts Policy Value
If you allocate premium or transfer money to the Guaranteed Interest Accounts, your policy value includes the value of those amounts. The amount you allocate or transfer to the Guaranteed Interest Accounts will earn interest at the rates we declare from time to time. We guarantee that the rates will not be less than 3.00% on an annual basis. You may determine the current crediting rates for the Guaranteed Interest Accounts by contacting the VULA at the number shown on the first page of this prospectus. Your policy value in the Guaranteed Interest Accounts is not subject to the mortality and expense risk charge. Otherwise, all policy charges apply to this portion of the policy value.
Policy Face Amount and Death Benefit

The policy provides for a base face amount, which is the amount of coverage you select in your policy application subject to our minimum and maximum face amounts for this policy. The face amount will be the same for each insured. Additionally, at the time you apply for the policy, you may also apply for additional face amount coverage for any or all insureds by applying for an Individual Level Term Rider for each insured for which you want additional coverage. The total face amountfor each insured is the sum of the base face amount and any coverage provided by an Individual Level Term Rider for that insured.
The minimum initial total face amount required to purchase this policy is $100,000. After the first policy year, you may request an increase or decrease in the face amount of your policy. These requested increases and decreases are subject to certain requirements and limitations. See “Changing the Death Benefit Option” and “Requests for Decrease in Face Amount” for more information. A decrease or increase may have Federal Income Tax ramifications.
Death Benefit Options and Minimum Death Benefit
The policy provides a choice of three death benefit options. You initially elect the death benefit option for the policy at the time of application.
1.	Death Benefit Option A will pay the policy’s total face amount, or, if greater, the minimum death benefit on the date of the first death.
2.	Death Benefit Option B will pay the policy’s total face amount plus the policy value or, if greater, the minimum death benefit on the date of the first death. Death Benefit Option B is a variable death benefit. Because this death benefit option includes policy value, it will vary from day to day due to the performance of the investment options in which you have policy value.

3.	Death Benefit Option C will pay the policy’s total face amount plus the Death Benefit Option C Increase Amount on the date of first death or, if greater, the minimum death benefit on that date. The Death Benefit Option C Increase Amount is equal to total premiums paid to the policy less total withdrawals. This option is only available at policy issue.
If Death Benefit Option B or C is in effect on the policy anniversary next following the oldest insured’s 121st birthday, we will change the Death Benefit Option to option A and the amount payable under this option will be the greater of the policy’s total face amount or the policy value on the date of the first death.
We will determine the minimum death benefit by increasing the policy value on the date of the first death using the applicable percentage as shown by a table in your policy. The applicable percentage will be based on the oldest insured’s attained age at the beginning of the policy year in which the first death occurs.
Changing the Death Benefit Option
Except as described below, beginning in the second policy year, you may change the Death Benefit Option once per policy year prior to the policy anniversary next following the oldest insured’s 121st birthday. We will not require evidence of insurability for a change in Death Benefit Option. A change in Death Benefit Option will become effective on the monthly calculation date on or next following the date we approve your written request for the change.
•	Changing from Death Benefit Option A to Death Benefit Option B, decreases the base face amount of the policy by the policy value as of the effective date of the option change.
•	Changing from Death Benefit Option B to Death Benefit Option A increases the base face amount of the policy by the amount of policy value as of the effective date of the option change.
•	Changing from Death Benefit Option C to Death Benefit Option A increases the base face amount of the policy by the Death Benefit Option C Increase Amount.
Additional cost of insurance charges apply to the increased face amount.
Changing death benefit options will not change the surrender charges for the policy.
Once the policy is issued, the following changes in Death Benefit Options are not permitted;
•	Changing from Death Benefit Option A to Death Benefit Option C.
•	Changing from Death Benefit Option B to Death Benefit Option C.
•	Changing from Death Benefit Option C to Death Benefit Option B.
Decreasing the Policy Face Amount
Requests for Decrease in Face Amount
You may request a decrease in face amount at any time beginning in the second policy year. Unless we agree otherwise, the decrease must be at least $25,000 and the base face amount remaining after the decrease must be at least $100,000. Unless you request that we first decrease the coverage under any Individual Level Term Rider that is a part your policy, we will decrease the base face amount of the policy upon your proper request for a decrease.
All face amount decrease requests must be submitted on our form to the VPMO. Face amount decreases will be effective on the first monthly calculation date following the date we approve the request. A partial surrender charge will be deducted from the policy value based on the amount of the decrease. The partial surrender charge will be a portion of the surrender charge that would apply to a full surrender at the time of the decrease. This portion is determined by multiplying the full surrender charge less any partial surrender charge previously assessed on the policy by the result of (a) divided by (b) where (a) is the amount of the base face amount decrease and (b) is the base face amount before the decrease.
Generally, there will be a pro-rata reduction of the cost of insurance as a result of a face amount decrease.
Effect of Loans, Withdrawals and Requested Decreases in Face Amount on Death Benefit
Loans can reduce the policy’s death benefit. We deduct the amount of any outstanding loans plus any accrued loan interest from your policy value before we calculate the death benefit. As described in “Withdrawals” below, a withdrawal will decrease the death benefit regardless of the death benefit option in effect. A requested decrease in face amount will reduce the death benefit on the next monthly calculation date by the requested amount of the decrease.
A decrease in the death benefit may have tax consequences.
Payment of Death Benefit/Retained Asset Account
Upon our receipt of due proof of death of the insured while the policy was in force, we will make the death benefit payment based on the death benefit option then in effect. We will process death benefits at values next computed after we receive the due proof of death, provided this documentation is in good order. Death benefit proceeds will be payable in a single lump sum. At the time of payment you may elect to have the full death benefit amount sent to you. Unless otherwise provided for under state law, if you do not elect a single lump sum, the proceeds of the death benefit payable to an individual, trust or estate will be applied to the Phoenix Concierge Account (“PCA”), an interest bearing draft account with check writing privileges. The PCA is generally not offered to corporations or similar entities. You may opt out of the PCA at any time by writing a check from the PCA for the full amount of your balance or by calling our Variable and Universal Life Administration Service Center. A supplementary contract may be issued when death benefit proceeds are paid through the PCA.
The PCA is part of the general account of Phoenix Life, an affiliated life insurance company. It is not a checking or bank account and is not insured by the FDIC, National Credit Union Share Insurance Fund (“NCUSIF”), or any other state or federal agency which insures deposits. No additional amounts aside from the death benefit may be deposited into the PCA. As part of Phoenix Life’s general account, it is subject to the claims of Phoenix Life’s creditors. Phoenix Life may receive a financial benefit from earnings on amounts left in the PCA. The guarantee of principal is based on the claims-paying ability of Phoenix Life and principal is covered by the state guaranty association. Interest paid on amounts in the PCA is taxable as ordinary income in the year such interest is credited. Amounts in the PCA may become subject to state abandoned and unclaimed property laws. Please consult a tax advisor.
Payment of the death proceeds, may be delayed if the claim for payment of the death proceeds needs to be investigated; e.g., to ensure payment of the proper amount to the proper payee. Any such delay will not be beyond that reasonably necessary and consistent with insurance practices customary in the life insurance industry. Also, payment may be delayed if allowed or required by law as described in “Postponement of Payments.”
Unclaimed Property
States have abandoned and unclaimed property laws and regulations which generally declare amounts due under annuity contracts or life insurance policies to be abandoned after a period of inactivity, which is generally three to five years from the date a benefit is due and payable. These laws generally apply to maturity or death benefits. The value in an insurance policy or contract is not considered as abandoned or unclaimed merely because a withdrawal or surrender is permitted but not requested; there needs to be an event, such as a death, that makes the amount due. Under such an unclaimed property law, when the owner dies and a payment of the death benefit is triggered, if after a thorough search, we are unable to locate the beneficiary, or the beneficiary does not come forward to claim the death benefit proceeds in a timely manner, state laws and regulations may mandate that the death benefit proceeds be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or you last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the proceeds escheated (without interest) if your beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your address and your beneficiary designations, including their addresses, if and as they change. Please call us to make such changes.
Limitations on Payment of the Death Benefit
The death benefit may be limited if any insured commits suicide within certain time periods specified by state law, generally two years from the date that the policy is issued or reinstated, or a policy change requiring evidence of insurability is made. Additionally, we may contest a policy for certain misstatements made in the policy application and in any application for reinstatement or in connection with any policy change requiring evidence of insurability within the two year period following application, reinstatement or the policy change. If we contest the policy on this basis, we will only pay the sum of all monthly deductions taken under the policy for the contested face amount and any premium we required for the contested face amount, whichever is greater.
Also, if any insured’s age or gender was misstated in the policy application we will adjust the amount of any death benefit as described in the policy. Upon adjustment, the death benefit will be the amount provided by the most recent monthly insurance charges using correct age and gender for the particular insured.
If the policy was in the grace period on the date of the first death, the death proceeds will be reduced by any outstanding monthly charges, unless a No Lapse Guarantee benefit was in effect for the policy.
Payment Options
All or part of the surrender or death proceeds of a policy may be applied under one or more of the following payment options or such other payment options or alternative versions of the options listed as we may choose to make available in the future.
Option 1—Lump Sum
Payment in one lump sum.
Option 2—Left to Earn Interest
A payment of interest during the payee’s lifetime on the amount payable as a principal sum. Interest rates are guaranteed to be at least 3% per year.
Option 3—Payment for a Specific Period
Equal installments are paid for a specified period of years whether the payee lives or dies. The first payment will be on the date of settlement. The assumed interest rate on the unpaid balance is guaranteed not to be less than 3% per year.

Option 4—Life Annuity with Specified Period Certain
Equal installments are paid until the later of:
❖	the death of the payee; or
❖	the end of the period certain.
The first payment will be on the date of settlement.
The period certain must be chosen at the time this option is elected. The periods certain that you may choose from are as follows:
❖	10 years;
❖	20 years; or
❖	until the installments paid refund the amount applied under this option.
If the payee is not living when the final payment falls due, that payment will be limited to the amount which needs to be added to the payments already made to equal the amount applied under this option.
If, for the age of the payee, a period certain is chosen that is shorter than another period certain paying the same installment amount, we will consider the longer period certain as having been elected.
Any life annuity provided under Option 4 is computed using an interest rate guaranteed to be no less than 3% per year, but any life annuity providing a period certain of 20 years or more is computed using an interest rate guaranteed to be no less than 3% per year.
Option 5—Life Annuity
Equal installments are paid only during the lifetime of the payee. The first payment will be on the date of settlement. Any life annuity as may be provided under Option 5 is computed using an interest rate guaranteed to be no less than 3% per year.
Option 6—Payments of a Specified Amount
Equal installments of a specified amount, out of the principal sum and interest on that sum, are paid until the principal sum remaining is less than the amount of the installment. When that happens, the principal sum remaining with accrued interest will be paid as a final payment. The first payment will be on the date of settlement. The payments will include interest on the remaining principal at a guaranteed rate of at least 3% per year.
This interest will be credited at the end of each year. If the amount of interest credited at the end of the year exceeds the income payments made in the last 12 months, that excess will be paid in one sum on the date credited.
Option 7—Joint Survivorship Annuity with 10-year Period Certain
The first payment will be on the date of settlement. Equal installments are paid until the latest of:
❖	the end of the 10-year period certain;
❖	the death of the insured; or
❖	the death of the other named annuitant.
The other annuitant must have attained age 40, must be named at the time this option is elected and cannot later be changed.
Any joint survivorship annuity that may be provided under this option is computed using a guaranteed interest rate to equal at least 3 and 3/8% per year.
For additional information concerning the above payment options, see the policy.
Surrenders and Withdrawals

Surrenders
You may surrender the policy for its net surrender value at any time prior to the first death. A policy’s net surrender value is the policy value less any applicable surrender charge and less any unpaid policy loans and interest. The amount available for surrender will be the net surrender value at the end of the valuation date on which we receive the policy and the written surrender request in a form satisfactory to us at VPMO.
Withdrawals
Beginning in the second policy year, while the insureds are living you may receive a part of the policy’s net surrender value by submitting a written request for a withdrawal to VPMO. You may request one withdrawal per policy month.

We do not permit withdrawals of less than $500 (if required by your state, a lower minimum will be shown on the policy’s schedule pages), if the resulting death benefit would be less than the policy’s minimum face amount as shown on the specifications pages for the policy, or if the withdrawal would reduce the net surrender value to zero. We may require you to withdraw the entire value allocated to an investment option, or the guaranteed interest accounts if the value remaining in that investment option or either of the guaranteed interest accounts would be less than $500.00 immediately following the withdrawal.
You may choose in what proportions we deduct the following amounts from among your investment options. If you do not choose, we will make the deductions in the same manner as for monthly deductions. You may request that we reduce your policy value by a specific amount that will include the amount of the check you will receive and all applicable charges. This is called a “net withdrawal”. Otherwise, any withdrawal from the policy is considered a gross withdrawal, meaning it will reduce your policy value by the sum of the:
❖	Withdrawal Amount—the portion of the net surrender value you choose, but not less than $500; plus
❖	Withdrawal Fee—currently set at $0 (not to exceed $25); plus
❖	Pro rated Surrender Charge. We deduct a pro rata portion of the surrender charge that would apply to a full surrender. The pro rata portion equals the full surrender charge, less any surrender charge previously deducted, multiplied by the result of (a) divided by (b) where (a) equals the withdrawal amount and (b) equals the net surrender value prior to the withdrawal.
We will reduce your policy’s net surrender value by the withdrawal amount and any withdrawal fee. Additionally, withdrawals can reduce a policy’s face amount for policies with Death Benefit Option A or Death Benefit Option C.
•	For Death Benefit Option A, if the policy face amount meets the minimum death benefit ratio required by the Code at the time of the withdrawal, the policy face amount will be reduced by the sum of the withdrawal amount and the withdrawal fee. If the policy face amount does not then meet the minimum death benefit ratio, then the policy face amount will not be reduced until the policy face amount meets the minimum death benefit ratio. When this happens, the policy face amount is reduced by any withdrawal amount remaining after the policy meets the minimum death benefit ratio.
•	For Death Benefit Option C, any withdrawals first reduce the Death Benefit Option C Increase Amount. Once that amount is reduced to zero, any further withdrawals reduce the policy face amount in the same manner as withdrawals reduce the policy face amount for Death Benefit Option A.
For policies with Death Benefit Option B in effect at the time of withdrawal, the amount of the withdrawal will be deducted from the policy value.
Processing and Payment of Surrenders, Withdrawals
A surrender or withdrawal will be effective on the valuation date we receive your written request at the VPMO in good order or, if we receive your request after the end of a valuation date or on a non-valuation date, on the next following valuation date. We generally pay surrendered and withdrawn amounts within seven days of receiving your request in good order.
We may postpone payment of amounts surrendered, withdrawn or loaned under certain circumstances as described in the section of this prospectus entitled “Postponement of Payments.”
You must sign a form satisfactory to us to take a withdrawal, surrender, or replace your policy. For your protection, the form must be requested from VULA by you or your agent. The form requested and sent to you for that particular transaction must be returned to the address specified on the form in order to process the transaction. For your protection, we require a signature guarantee for surrenders, partial withdrawals, or loans (if your policy provides for loans) over $100,000.
In addition, there is a possibility that withdrawals may be included in the definition of “net investment income” for purposes of section 1411 of the Internal Revenue Code. If section 1411 applies to the income, in addition to income tax, there is an additional tax of 3.8 percent. Section 1411 is imposed only on taxpayers whose income exceeds a stated threshold amount.
Policy Loans

As discussed below, you may borrow up to a specified amount of your policy value less the current surrender charge and loan interest accrued to the end of the policy year. We will count any outstanding loan toward the applicable limit. We generally do not allow loans under $500 (if required by your state, a lower minimum will be shown on the policy’s schedule pages).
If you exchange an existing policy into a new policy that satisfies section 1035 of the Code, a policy loan on the existing policy can be included with the exchange. As a result, the new policy would be subject to the same loan as the existing policy. When you transfer a policy loan from an existing life insurance policy in that way, the maximum loan amount under this policy is 75% of the policy’s net surrender value. Otherwise, the maximum loan amount is 100% of the net surrender value.
When you take a loan, we will take an amount equal to the loan from your investment options as collateral and deposit it to the loaned portion of the Guaranteed Interest Account. You may instruct us how to withdraw policy value from the Separate Account investment options and the Guaranteed Interest Accounts for deposit to the loaned portion of the Guaranteed Interest Account. If you do not instruct us, we will make the withdrawal in the same manner as monthly deductions.

The rate of interest we charge on policy loans depends on the policy year in which the loan is taken. The maximum loan interest rates are shown in the “Charges and Deductions” section of this prospectus. Loan interest accrues daily from the date of the loan and is payable in arrears. At the end of each policy year, all interest due will be treated as a new loan and we will transfer the amount of any unpaid loan interest from your Separate Account investment options, the non-loaned portion of the Guaranteed Interest Account or Long-term Guaranteed Interest Account to the loaned portion of the Guaranteed Interest Account.
We credit the loaned portion of the Guaranteed Interest Account with interest at an effective annual rate of 3%, compounded daily and payable in arrears. At the end of each policy year, or when you repay a loan, the interest credited to the loaned portion of the Guaranteed Interest Account will be transferred to the non-loaned portion of the Guaranteed Interest Account and then to the investment options or the Guaranteed Interest Accounts in accordance with your most recent premium allocation schedule on file.
You may repay a loan at any time the policy is in force. Unless you designate a policy payment as a loan repayment, we will apply the payment as premium. We apply loan repayments first to pay any outstanding loan interest. We apply any remaining amount to reduce the loaned portion of the Guaranteed Interest Accounts, repaying any loaned portion of the Long-term Guaranteed Interest Account before repaying any loaned portion of the Guaranteed Interest Account, and to correspondingly increase the non-loaned portion of the Guaranteed Interest Account. Once any loaned amounts from the Guaranteed Interest Accounts are repaid, we will apply the excess among the investment options according to the allocation request you submit with your loan repayment or, if you do not submit such a request, according to your most recent premium allocation schedule on file.
We will use any loan repayment we receive during a grace period first to pay any overdue monthly deductions. We will then apply any remaining balance to reduce loan interest and any loans.
Failure to repay a policy loan or to pay loan interest will not terminate the policy unless your policy’s net surrender value is not sufficient to pay monthly charges that come due and the policy does not have a No Lapse Guarantee in effect. However, if a policy’s outstanding loan and loan interest exceed the maximum loan amount, the policy will enter the grace period.
Outstanding loans can also reduce your policy’s death benefit and surrender value. We deduct the amount of any outstanding loans plus any accrued loan interest from your death benefit and surrender value.
The proceeds of policy loans may be subject to federal income tax if the policy is or becomes a MEC. For additional information about MECs, see the “Modified Endowments Contract” section of this prospectus.
A policy loan will have a permanent effect on the policy value because the investment results of the loaned portion of the Guaranteed Interest Account will differ from the investment results of the Separate Account investment options, the non-loaned portion of the Guaranteed Interest Account and the Long-term Guaranteed Interest Account. The effect could be favorable or unfavorable. Since taking a policy loan may negatively impact policy value, it may increase the risk that your policy will terminate. The longer a loan is outstanding, the greater the effect is likely to be. Additionally, the favorable or unfavorable effect of a policy loan on policy value, may be greater for policies with Death Benefit Option B since the death benefit amount for that option includes the amount of policy value.
For your protection, we require a signature guarantee for surrenders, partial withdrawals, or loans (if your policy provides for loans) over $100,000.
Overloan Protection Option
We provide this option by rider attached to the policy automatically when the policy is issued. There is no periodic charge for this option; however, as described below, a charge applies when you exercise the option.
This option is designed to prevent a heavily loaned policy from lapsing. You may exercise this option when you make a written request and satisfy the following conditions.
•	The policy has been in force for at least 15 years;
•	All insureds are at least 65 years old;
•	All premiums paid have been withdrawn by policy withdrawals; and
•	The loan balance is equal to 96% of the policy value (any loan in excess of this amount must be repaid at the time you request to exercise this option).
When you elect this option, the following actions will occur on the next monthly calculation date.
•	Optional riders in effect, if any, will terminate;
•	We will deduct a one-time transaction charge of 3.5% of the policy value;
•	The death benefit option will permanently change to Death Benefit Option A;
•	The face amount will be reduced to the policy value multiplied by 101%;
•	The remaining non-loaned policy value will be transferred to the Long-term Guaranteed Interest Account. No transfer charge will be assessed for this transfer. No further transfers will be allowed;

•	The death benefit will be the greater of:
•	the new total face amount, or
•	the greater of the policy value or the loan multiplied by the applicable minimum death benefit percentage.
After this option is exercised, monthly charges will no longer be assessed. Loan interest will continue to accrue but the loan interest rate charged will be equal to the interest rate credited on policy loans. No additional premium payments will be accepted. No additional withdrawals, policy loans or loan repayments will be allowed. Any loan balance and accrued interest will reduce the death benefit payable and the loan interest will continue to accrue. Exercise of this option may result in income tax liability.
Systematic Income Program

Systematic Income is a predetermined series of periodic withdrawals or loans. You initiate or terminate these withdrawals or loans by completing the appropriate form and returning it to our VPMO. Typically, the payments under Systematic Income will be withdrawals until the total premiums paid into the policy are exhausted, and then the payments will be loans. Withdrawals and loans taken through the Systematic Income Program are subject to our usual $500 minimum or a lower minimum if required by your state. These withdrawals and loans are subject to the same charges and impact the policy value and death benefit in the same way as other withdrawals and loans you elect to take from the policy. Please refer to “Surrenders and Withdrawals” above and the “Fee Table” section of this prospectus for additional details. Withdrawals and loans from the policy may also have tax consequences. See “Tax Considerations” later in this prospectus.
Transfer of Policy Value

Internet and Telephone Transfers
You may transfer your policy value among the available investment options and make changes to your premium allocation by Internet or telephone. You may also write to VPMO or call VULA between the hours of 8:30 AM and 4:00 PM, Eastern Time. (The appropriate address and telephone number are on the front page.) The Company may discontinue any of these options and may provide other options at any time. We will execute transfer requests as of the valuation date we receive them in good order.
We do not charge for transfers at this time. However, we reserve the right to charge a fee of $25 for each transfer after your first twelve transfers in a policy year. Should we begin imposing this charge, we would not count transfers made under a Systematic Transfer Program toward the twelve-transfer limit. For more information, see “Market Timing and Other Disruptive Trading.”
You may permit your registered representative to submit transfer requests on your behalf. If you have authorized your registered representative to make transfers on your behalf, he or she may submit your transfer request in a batch of requests for multiple policy owners. Like an individual transfer request, the transfer request must be submitted in good order to be processed.
PHL Variable and 1851 Securities (“1851 Securities”), our national distributor, will use reasonable procedures to confirm that transfer instructions are genuine. We require verification of account information and will record telephone instructions, which are stored digitally. You will receive written confirmation of all transfers. PHL Variable and 1851 Securities may be liable for following unauthorized transfer instructions if we fail to follow our established security procedures. However, you will bear the risk of a loss resulting from instructions entered by an unauthorized third party that PHL Variable and 1851 Securities reasonably believe to be genuine.
We may modify or terminate your Internet and telephonic transfer and allocation privileges at any time. You may find it difficult to exercise these privileges during times of extreme market volatility. In such a case, you should submit your request in writing.
Transfer Restrictions for the Guaranteed Interest Accounts
The Guaranteed Interest Accounts have the following transfer restrictions on transfers from the accounts:
•	You may make only one transfer per policy year from the non-loaned portion of the Guaranteed Interest Account or the Long-term Guaranteed Interest Account. You may make additional transfers out of the Guaranteed Interest Account if the transfers are made as part of a Systematic Transfer Program or if we agree to make an exception to this rule.
•	The amount you may transfer from the Guaranteed Interest Account is the greater of $1,000 or 25% of the value of the non-loaned portion of the Guaranteed Interest Account.
•	The total non-loaned portion of the Guaranteed Interest Account may be transferred over a consecutive 4-year period, as described in “The Guaranteed Interest Accounts.”
•	For the Long-term Guaranteed Interest Account, the amount you may transfer is limited to the greatest of $1,000, 10% of the value of the Long-term Guaranteed Interest Account, or the amount of policy value transferred out of the Long-term Guaranteed Interest Account in the prior policy year.
Regardless of these restrictions, you may transfer all policy value to the non-loaned portion of the Guaranteed Interest Account within the first eighteen months from the policy date.

You may transfer policy value into the Guaranteed Interest Accounts at anytime. We reserve the right to limit maximum transfers into the Guaranteed Interest Accounts during any one-week period and to impose a maximum on transfers and new premium allocations to the Guaranteed Interest Accounts during any 12-month period.
For more information on the Guaranteed Interest Accounts, please see, “The Guaranteed Interest Accounts.”
Charges and Deductions

General
Charges affect your policy value and the amount you may receive from your policy.
We make deductions to compensate us for our various expenses in selling, maintaining, underwriting and issuing the policy and guaranteeing certain insurance benefits. The policy provides for three types of charges; charges deducted from premium payments, periodic charges deducted monthly, and conditional charges that are imposed only if certain events occur.
Charges Deducted from Premium Payments
Premium Expense Charge
We deduct a premium expense charge from each premium payment to the policy that we use to reimburse the Company for a variety of expenses we incur in selling the policy (e.g., commissions, advertising and printing). This charge is guaranteed not to exceed 8% per premium payment, although the current charge may change. Any change in the current charge would be made on a uniform and non-discriminatory basis and would apply to premium we receive on and after the effective date of the new charge.
Periodic Charges
Monthly Charges
We make monthly deductions on each monthly calculation date. Your policy’s first monthly calculation date is the policy date. Subsequent monthly calculation dates are on the same day of each calendar month. Your policy’s monthly calculation date will be listed on the policy specifications page. The policy’s monthly deduction amount is the sum of the following charges: cost of insurance, mortality and expense risk charge, administrative charge, coverage charge and any monthly charges for optional benefit riders that are a part of your policy. We do not assess monthly charges beginning on the policy anniversary on which the oldest insured is age 121.
With the exception of the monthly deduction of the mortality and expense risk charge described below, monthly charges are deducted from your policy value in the investment options within the Separate Account, the non-loaned portion of the Guaranteed Interest Account and the Long-term Guaranteed Interest Account on a proportionate basis unless you request that we exclude any of these in your application for the policy. Should your balance in any of the investment options become depleted, unless we agree otherwise, we will proportionally increase the deduction from your policy value in the remaining investment options.
Cost of Insurance
We determine this charge by multiplying the appropriate cost of insurance rate by the amount at risk. The amount at risk is the difference between your policy’s death benefit and your policy value. The amount at risk depends in part on the death benefit option in effect. Since the policy value is included in the death benefit under Death Benefit Option B, the death benefit under this death benefit option is affected by performance of the investment options chosen, payment of premiums and charges assessed. If your policy includes the Individual Level Term Rider, face amount coverage provided by that rider is also subject to the cost of insurance charge.
We base our current rates on the gender, attained age, and risk class of the insureds and how long a policy has been in force. We are not permitted to consider gender as a factor in some states and under certain qualified plans. The cost of insurance rates for each insured are blended together to determine the policy’s overall cost of insurance rate.
We base the current monthly cost of insurance charge, in part, on what we expect our future mortality experiences will be. Charges will not exceed the guaranteed cost of insurance rates set forth in your policy. The guaranteed maximum rates are equal to 100% of the applicable 2001 Commissioners’ Standard Ordinary (“CSO”) Sex Distinct, Aggregate Smoker Composite, Age Last Birthday, Ultimate Mortality Table, at the insureds’ ages on their last birthdays. We will apply any change in our cost of insurance rates uniformly to all persons of the same gender, insurance age and risk class whose policies have been in force for the same length of time.
We currently insure lives as either a standard risk class or a risk class involving a higher mortality risk. We determine each insured’s risk class based on the insured’s health and medical information. Insureds in the standard risk classes will have a lower cost of insurance for otherwise identical policies, than insureds in the higher mortality risk classes. Nonsmokers will generally incur a lower cost of insurance than will similarly situated smokers.
Mortality and Expense Risk Charge
We assume a mortality risk that, as a whole, the people we insure may die sooner than expected. We would then pay greater total death benefits than we had expected.

We assume an expense risk that expenses we incur in issuing and maintaining the policies may exceed the administrative charges expected for the policies.
If the expenses do not exceed the charges, or if our mortality projections prove to be accurate, we may profit from this charge. We may use profits from this charge for any proper purpose, including the payment of sales expenses or any other expenses that may exceed income in a given year.
The mortality and expense risk charge applies to the policy value held in the Separate Account investment options. We guarantee that the mortality and expense risk charge will not exceed an annual rate of 0.50% of the policy value in the Separate Account in the first twenty policy years, and 0.30% of the policy value in the Separate Account beginning in policy year 21.
Administration Charge
The administrative charge compensates us for various activities associated with issuing and administering the policy. The maximum administrative charge is $10.00 per policy, per month.
Coverage Charge
The coverage charge is a monthly charge assessed on the face amount during the first ten policy years primarily to help reimburse us for sales costs. To determine this charge, we multiply the amount of base face amount at issue and the amount of any Individual Level Term Rider attached to the policy by a monthly rate that varies with each insured’s gender, issue age, and risk class. The coverage charge is established at policy issue; it is not changed by decreases, withdrawals or other transactions that may affect the face amount of the policy after the policy date.
Loan Interest Rates
We charge your policy for outstanding loans at a maximum rate of 4% on an annual basis which is charged in arrears. Additionally, we credit the amount of the loan applied to the loaned portion of the Guaranteed Interest Account daily at an annual rate of 3%.
Outstanding loans reduce the policy’s death benefit. We deduct the amount of any outstanding loans plus any accrued loan interest from your policy value before we calculate the death benefit.
Costs for Policy Riders
When you apply for a policy, we attach certain riders at issue and you can also request any of the optional benefit riders we then make available and for which you are eligible under our rules. Availability of any rider, the benefits it provides and the associated charges may vary by state and we may add, delete or modify the available riders for new policies. Each rider contains specific details you should review in selecting your coverage.
Certain optional benefit riders have their own charges which are assessed against policy value on each monthly calculation date. We may change the rates charged, but they will not exceed the maximum rates shown in the rider specification pages.
The riders listed below are currently available with the policy for additional charges assessed each month as follows:
❖	Alternate Surrender Value Rider—the charge ranges from 3%-5% of one-twelfth of the target annual premium depending on the benefit period you choose.
❖	Disability Payment of Specified Premium Rider—the charge ranges from $ 0.6363 to $0.1899 per $100 of premium waived.
❖	Individual Level Term Rider—the charge ranges from $83.33 to $0.0554 per $1,000 of level term face amount.
❖	Survivor Purchase Option Rider—the charge ranges from $ 0.3125 to $0.0033 per $1,000 of the policy’s total face amount in effect at the time the charge is taken.
We also attach the following riders to the policy at issue:
❖	No Lapse Guarantee Rider—only available for policies issued with Death Benefit Option A with insureds who are age 85 and under.
❖	Overloan Protection Rider
❖	Policy Exchange Option Rider
The riders we attach to the policy automatically at issue do not have monthly charges. However, we deduct a transaction fee upon exercise of the Overloan Protection Rider and the Policy Exchange Option Rider. The transaction fee for Overloan Protection is 3.5% of policy value. The transaction fee for the Policy Exchange Option Rider is $100. While there is no separate charge for the No Lapse Guarantee Rider, you must pay premium meeting the requirements described in that rider to obtain the benefit provided by the rider.
More detail about the charges for these riders is located in the table of “Other Available Policy Benefit Expenses” in this prospectus and the charges that apply to your policy will be shown in the rider specifications pages. You may find more detail about these benefits in the section of this prospectus entitled “Other Available Policy Benefits.”
Conditional Charges
These are other charges that are imposed only if certain events occur.

❖	Surrender Charge. The surrender charge applies during the ten policy years following policy issue for coverage provided by the base face amount if you surrender the policy for its net surrender value. This charge is intended to recoup the costs incurred in issuing the policy. The actual surrender charge will never exceed policy value; therefore, we will never require you to submit an additional payment in order to surrender your policy.
The surrender charge for the base face amount is an amount determined by multiplying the number of thousands of face amount by the surrender charge factor. The base surrender charge factor will vary by the insureds’ genders, issue ages, and risk classes. Tables of surrender charges are included in the specifications pages of the policy. We deduct any partial surrender charges already applied to the policy when determining the surrender charge.
The surrender charge is assessed against the policy value in proportion to the policy’s values in the Separate Account, and the Guaranteed Interest Accounts, excluding loaned amounts, on the effective date of the surrender.
We do not impose a surrender charge after the policy anniversary following the oldest insured’s 121st birthday.
❖	Partial Surrender Charge—We charge a portion of the surrender charge when you request a face amount decrease or a withdrawal. This charge is intended to help defray the costs of issuing a policy.
•	Requested face amount decrease—a pro rata portion of the surrender charge will be deducted from your policy value in direct proportion to any decrease in face amount.
•	Withdrawal of policy value—a pro rata portion of the surrender charge will be deducted from your policy value in direct proportion to any withdrawal of policy value. Face amount reductions may result if you request a withdrawal of policy value.
❖	Transfer Charge. Currently, we do not charge for transfers, however, we reserve the right to charge up to $25.00 for each transfer in excess of twelve each policy year upon prior written notice. This charge, if we were to impose it, would be intended to recoup the cost of administering the transfer.
❖	Withdrawal Fee. We reserve the right to charge a fee of up to $25 per withdrawal for withdrawals of policy value. This fee would compensate us for the administrative costs associated with processing withdrawals. This fee is not charged for withdrawals taken on and after the oldest insured’s 121st birthday.
Tax Charges
Currently, no charge is made against the Separate Account for federal income taxes that may be attributable to the Separate Account. The Separate Account may, however, make such a charge in the future for these or any other taxes attributable to the Separate Account, should the Separate Account become liable for such taxes.
Underlying Fund Charges
As compensation for investment management services to the underlying funds, the advisors are entitled to fees, payable monthly and based on an annual percentage of the average aggregate daily net asset values of each series. These fees are paid by the funds from their assets. We show the maximum and minimum fund charges in the Fee Tables section of this prospectus.
These fund charges and other expenses are described more fully in the fund prospectuses. You may obtain a fund prospectus by contacting VULA.
Market Timing and Other Disruptive Trading

We discourage market timing activity, frequent transfers of policy value among investment options and other activity determined to be “Disruptive Trading”, as described below. Your ability to make transfers among investment options under the policy is subject to modification if we determine, in our sole opinion, that your exercise of the transfer privilege constitutes “Disruptive Trading” that may disadvantage or potentially harm the rights or interests of other policy owners.
“Disruptive Trading” includes, but is not limited to: frequent purchases, redemptions and transfers; transfers into and then out of an investment option in a short period of time; and transfers of large amounts at one time. The risks and harmful effects of Disruptive Trading include:
❖	dilution of the interests of long-term investors in an investment option, if market timers or others transfer into or out of the investment option rapidly in order to take advantage of market price fluctuations;
❖	an adverse effect on portfolio management, as determined by portfolio management in its sole discretion, such as causing the underlying fund to maintain a higher level of cash than would otherwise be the case, or causing the underlying fund to liquidate investments prematurely; and
❖	increased brokerage and administrative expenses.
To protect our policy owners and the underlying funds from Disruptive Trading, we have adopted certain policies and procedures.

Under our Disruptive Trading policy, we can modify your transfer privileges for some or all of the investment options. Modifications include, but are not limited to, not accepting a transfer request from you or from any person, asset allocation service, and/or market timing service made on your behalf. We may also limit the amount that may be transferred into or out of any investment option at any one time. Unless prohibited by the terms of your policy, we may (but are not obligated to):
❖	limit the dollar amount and frequency of transfers (e.g., prohibit more than one transfer a week, or more than two a month, etc.),
❖	restrict the method of making a transfer (e.g., require that all transfers into a particular investment option be sent to our Service Center by first class U.S. mail and/or rescind telephone, internet or fax transfer privileges),
❖	require a holding period for some investment options (e.g., prohibit transfers into a particular investment option within a specified period of time after a transfer out of that investment option),
❖	implement and administer redemption fees imposed by one or more of the underlying funds, or
❖	impose other limitations or restrictions.
Currently we attempt to detect Disruptive Trading by monitoring both the dollar amount of individual transfers and the frequency of a policy owner’s transfers. With respect to both dollar amount and frequency, we may consider an individual transfer alone or when combined with transfers from other policies owned by or under the control or influence of the same individual or entity. If you have authorized your registered representative to make transfers on your behalf, he or she may submit your transfer request in a batch of requests for multiple policy owners. We monitor these transfers on an individual basis, rather than on a batch basis. We currently review transfer activity on a regular basis. We also consider any concerns brought to our attention by the managers of the underlying funds. We may change our monitoring procedures at any time without notice.
Because we reserve discretion in applying these policies, they may not be applied uniformly. However, we will to the best of our ability apply these policies uniformly. Consequently, there is a risk that some policy owners could engage in Disruptive Trading while others will bear the effects of their activity.
Currently we attempt to detect Disruptive Trading by monitoring activity for all policies. Possible Disruptive Trading activity may result in our sending a warning letter advising the owner of our concern. Regardless of whether a warning letter is sent, once we determine that Disruptive Trading activity has occurred, we may revoke the owner’s right to make Internet transfers. We will notify policy owners in writing (by mail to their address of record on file with us) if we limit their trading.
We have adopted these policies and procedures as a preventative measure to protect all policy owners from the potential effects of Disruptive Trading, while recognizing the need for policy holders to have available reasonable and convenient methods of making transfers that do not have the potential to harm other policy owners.
We currently do not make any exceptions to the policies and procedures discussed above to detect and deter Disruptive Trading. We may reinstate Internet, telephone and fax transfer privileges after they are revoked, but we will not reinstate these privileges if we have reason to believe that they might be used thereafter for Disruptive Trading.
We cannot guarantee that our monitoring will be 100% successful in detecting and restricting all transfer activity that constitutes Disruptive Trading. Moreover, we cannot guarantee that revoking or limiting a policy owner’s Internet, telephone and fax transfer privileges will successfully deter all Disruptive Trading. In addition, some of the underlying funds are available to insurance companies other than PHL Variable and we do not know whether those other insurance companies have adopted any policies and procedures to detect and deter Disruptive Trading, or if so what those policies and procedures might be. Because we may not be able to detect or deter all Disruptive Trading and because some of these funds are available through other insurance companies, some policy owners may be treated differently than others, resulting in the risk that some policy owners could engage in Disruptive Trading while others will bear the effects of their activity.
Orders for the purchase of underlying fund shares are subject to acceptance by the relevant fund. PHL Variable has entered into information sharing agreements with the underlying funds of this variable life insurance product as required by Rule 22c-2 under the Investment Company Act of 1940. The purpose of the information sharing is to provide information to the underlying funds so that they can monitor, warn, and restrict policyholders who may be engaging in disruptive trading practices as determined by the underlying funds. We reserve the right to reject, without prior notice, any transfer request into any investment option if the purchase of shares in the corresponding underlying fund is not accepted for any reason.
We may, without prior notice, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement.
We do not include transfers made pursuant to the Dollar Cost Averaging, Automatic Asset Rebalancing or other similar programs when applying our Disruptive Trading policy.

Allocation Programs

You may elect any of the allocation programs described below at no charge and at any time. We may discontinue, modify or amend these programs as well as offer new programs in the future.
Asset Allocation and Strategic Programs
Asset allocation and strategic programs (referred to as “programs” throughout this section) are intended to optimize the selection of investment options for a given level of risk tolerance, in order to attempt to maximize returns and limit the effects of market volatility. The programs reflect the philosophy that diversification among asset classes may help reduce volatility. An asset class is a category of investments that have similar characteristics, such as stocks, or bonds. Within asset classes there are often further divisions. For example, there may be divisions according to the size of the issuer (large cap, mid cap, small cap) or type of issuer (government, corporate, municipal).
We currently offer the following programs: Franklin Templeton Founding Investment Strategy and Phoenix-Ibbotson Strategic Asset Allocation which are described below. For ease of reference, throughout this section of the prospectus, we refer to these asset allocation and strategic programs, simply as “programs”, and we refer to the asset allocation options available within the programs, as “options.” There is no additional charge for participating in these programs and options.
You may participate in only one program at a time. Subject to regulatory requirements and approvals, in the future we may modify or eliminate any existing program or option, or may offer other asset allocation services which, at our discretion, may be available to current and/or prospective contract owners. For the most current information on any program or option, please contact your registered representative.
Selecting a Program and Option
If you are interested in adding a program, consult with your registered representative to discuss your choices. For certain programs, a questionnaire may be used to help you and your registered representative assess your financial needs, investment time horizon, and risk tolerance. You should periodically review these factors to determine if you need to change programs or options. You may at any time switch your current program or option, and may choose any modified or new programs or options the Company may make available. You may cancel your participation in a program at any time, and later re-enroll in a program, after first consulting with your registered representative and then contacting the VPMO or VULA at the address and phone number on page one. If a program is eliminated, you will receive notice and you may choose, in consultation with your registered representative, among the other programs available at that time.
The following programs are currently available:
❖	Franklin Templeton Founding Investment Strategy
Through the Franklin Templeton Founding Investment Strategy, premium payments and policy value are allocated to the three investment options as listed below. On a monthly basis, we will rebalance the policy value allocated to the three investment options back to the original allocation percentages in each investment option.
•	Franklin Income Securities Fund – 34%
•	Mutual Shares Securities Fund – 33%
•	Templeton Growth Securities Fund – 33%
❖	Phoenix-Ibbotson Strategic Asset Allocation (Closed to new investors effective June 22, 2009)
PHL Variable and Ibbotson Associates have developed five asset allocation options, each comprised of selected combinations of investment options. The asset allocation options approved for use are:
•	Conservative Portfolio which seeks conservation of capital and has a portfolio allocation more heavily weighted in fixed income investments than in equities.
•	Moderately Conservative Portfolio which primarily seeks current income, with capital growth as a secondary objective, and has a portfolio allocation of approximately equal weightings in equities and fixed income investments.
•	Moderate Portfolio which seeks long-term capital growth and current income with emphasis on current growth, and has a portfolio allocation more heavily weighted in equities than in fixed income investments.
•	Moderately Aggressive Portfolio which seeks long-term capital growth with current income as a secondary objective, and has more than three quarters of the portfolio in equities and less than one quarter in fixed income investments.
•	Aggressive Portfolio which seeks long-term capital growth and is invested primarily in equities.
On a periodic basis (typically annually), Ibbotson evaluates the options and updates them to respond to market conditions and to ensure style consistency. If you select one of the Phoenix-Ibbotson options, your premium payments (policy value for in force policies), however, will not be allocated in accordance with the updated options unless you specifically request we do so. On an annual basis, we will rebalance the policy value allocated to the investment options included in the program so that, following this reallocation, the percentage in each investment option equals the percentage originally used for the program. We will make this rebalancing effective on the valuation date immediately preceding each anniversary of your policy date for as long as the asset allocation program is in effect for your policy. You should consult with your registered representative for the most current information on this program and the options within the program.
If you should elect any of the programs listed above, transfers made under these programs will not be counted toward the 12 transfers per year after which we may impose a transfer fee.
Systematic Transfer Programs

You may elect a systematic transfer program that we offer under the policy. We reserve the right to change, eliminate or add optional programs subject to applicable laws.
We base transfers under a Systematic Transfer Program on the investment option values next determined on the valuation date that we receive your transfer request in good order, or if that day is not a valuation date, on the next following valuation date. Except as described below, you may have only one program in effect at a time.
We do not charge for these programs.
Asset Rebalancing Program
Under this program, we transfer policy value among the investment options to match your chosen allocation percentages. You can choose to have us make these transfers monthly, quarterly, semiannually or annually. These transfers will occur on the date you specify (provided we receive the request in good order), unless the specified date falls on a holiday or weekend, in which case the transfers will occur on the next succeeding Valuation Date. We reserve the right to not permit transfers to or from the Guaranteed Interest Accounts.
You may start or discontinue this program at any time by submitting a written request to VPMO or calling VULA (see page one). The Asset Rebalancing Program does not ensure a profit nor guarantee against a loss in a declining market. Except as described below, the Asset Rebalancing Program is not available while the Dollar Cost Averaging program is in effect. We do not charge for this program.
Dollar Cost Averaging Program
Under this program, you can allocate initial or subsequent premium to the Guaranteed Interest Account or use policy value in an investment option (the “source account”) and we will periodically transfer portions of that premium or policy value to one or several of the available investment options (“target investment options”) and the Guaranteed Interest Accounts according to the selection you make when you enroll in this program You choose to make these transfers monthly, quarterly, semiannually or annually. The minimums you may transfer from the source account are:
❖ $25 monthly	❖ $150 semiannually
❖ $75 quarterly	❖ $300 annually
You must have at least $2,000 in the source account to begin a Dollar Cost Averaging Program. Should the value in the source account fall below the transfer amount, we will transfer the remaining balance and end the Program. Transfers from the Guaranteed Interest Account must be made in approximately equal amounts over a minimum of six months. The Dollar Cost Averaging Program is not available if you invest through a bank draft program.
All transfers under the Dollar Cost Averaging Program will be processed on the date you specify (provided we receive the request in good order). If you do not specify a date, the transfer will be processed on the basis of values next determined after receipt of the transfer request in good order. If either of these dates fall on a holiday or weekend, then the transfer will occur on the next succeeding valuation date.
You may start or discontinue this program at any time by submitting a written request to VPMO, or calling VULA (see page one). Dollar Cost Averaging does not ensure a profit nor guarantee against a loss in a declining market. Except as described below, the Dollar Cost Averaging Program is not available while the Asset Rebalancing Program is in effect. We do not charge for this program.
Enhanced Dollar Cost Averaging Program
We may at different times offer an Enhanced Dollar Cost Averaging Program that can offer a higher interest rate during selected periods. This program will not be offered at the same time as the standard Dollar Cost Averaging program. Under this program, the first net premium payment will be held in the money market investment option of the Separate Account and then transferred to the source account at the end of the policy’s right to cancel period. The source account is an account within the Guaranteed Interest Account. If you elect this program, monthly transfers from the source account to the target accounts you establish will begin on the first monthly calculation date following the end of the right to cancel period. The Enhanced Dollar Cost Averaging interest rate will be guaranteed from the end of the right to cancel period for six months or to the first policy anniversary, depending on the period you chose when you elected the Enhanced Dollar Cost Averaging Program. If your policy date was backdated to save age, the 12-month Enhanced Dollar Cost Averaging period will not last a full 12 months, but only until the first policy anniversary.

All transfers under the Enhanced Dollar Cost Averaging Program will be processed on the basis of values next determined after receipt of the transfer request in good order. If that day falls on a holiday or weekend, then the transfer will be processed on the next succeeding business day.
Use of Dollar Cost Averaging with Asset Rebalancing and Allocation Programs
Currently, if you elect to participate in the Franklin Templeton Founding Investment Strategy with monthly rebalancing (other investment strategies have been available with Dollar Cost Averaging in the past), then you may also elect to participate in Enhanced Dollar Cost Averaging.
If you elect both the Enhanced Dollar Cost Averaging and the Asset Rebalancing Program, your entire dollar cost averaging transfer amount must be allocated to the asset allocation program in effect for your policy.
Policy Lapse and Reinstatement

Lapse
Payment of the initial premium, no matter how large, or the payment of additional premiums will not necessarily guarantee the policy will remain in force. If you take a withdrawal or a policy loan, it could negatively affect the policy value, and therefore increase the risk of policy lapse.
If the policy value is less than the monthly deduction, we will allow a grace period of 61 days during which you must pay an amount equal to the applicable premium expense charge plus three times the required monthly deduction plus any amount overdue to prevent the policy from lapsing.
If you fail to make the required payment before the 61-day grace period ends, the policy will lapse and expire without value. We will mail you notice at least 31 days before any potential lapse will occur. By lapse, we mean that the policy is no longer in full force and has no available value.
The policy will remain in force during the grace period. We apply any premium payment we receive during the grace period, less the premium expense charge, to first pay any monthly deductions due during the grace period. We will apply any excess premium according to your current premium allocation schedule.
The death benefit during the grace period is equal to the death benefit immediately before the grace period begins minus any monthly deductions up to and including the policy month of death not already made.
No Lapse Guarantee Benefit
This benefit will be made a part of the policy by rider automatically attached at issue for policies with Death Benefit Option A and insureds who are all age 85 or younger on the policy date. Under the rider, as long as the cumulative premium test, described below, is satisfied the policy will not lapse even if the policy’s account value reduces to zero as a result of adverse investment performance, expenses or fees. There is no separate charge for the No Lapse Guarantee benefit; however, to maintain the guarantee, the policy must meet the total cumulative premium test. This test requires that cumulative premiums paid since policy issue (accumulated at 4% annually) less withdrawals (accumulated at 4% annually) and less policy loans and accrued interest be at least equal to the cumulative monthly No Lapse Guarantee premiums since issue (accumulated at 4% annually).
The monthly No Lapse Guarantee premium will be set at the time the rider is issued and will vary based on the total face amount, the insureds’ ages, genders, risk classifications, additional ratings, any riders attached to the policy, and the amount to be paid, if any, under the Disability Waiver of Specified Premium Rider. The monthly No Lapse Guarantee premiums will be shown on the specifications pages for the rider.
If the policy does not meet this total cumulative premium test on any monthly calculation date and there is not sufficient policy value to pay the monthly charges due, the policy will enter the Grace Period. You may restore the benefit provided by the rider during the Grace Period by paying the shortfall amount. The shortfall amount is the amount by which the total cumulative premiums paid to the policy is less than the amount required by the total cumulative premium test plus the next three monthly No Lapse Premiums.
The rider terminates and cannot be reinstated if there is a change in the policy’s Death Benefit Option, you make a written request to terminate the rider, or the policy terminates. Once the rider terminates, should the policy enter the Grace Period, you must pay any monthly charges that were not taken as a result of the rider being in effect prior to the policy entering the Grace Period in addition to the premium required to restore the policy under the Grace Period provision.
Termination
This policy terminates automatically on the earliest of the date of death, full surrender, or the date that the grace period expires without the payment of sufficient premium in accordance with the lapse provision.

Reinstatement
Unless this policy has been surrendered for its net surrender value or the oldest insured’s 121st birthday has passed, this policy may be reinstated at any time within three years from the date the premium payment was insufficient to pay the monthly deduction due. You may request reinstatement in writing and we will require submission of evidence of insurability satisfactory to us along with the payment of an amount that would result in a net surrender value equal to at least three monthly deductions. Certain riders we may make available with the policy may not be reinstated if the policy is reinstated. Of the currently offered riders, the No Lapse Guarantee rider may not be reinstated with the policy.
If you request reinstatement and we approve your request, your policy will be reinstated on the Monthly Calculation Date following our receipt of your reinstatement payment in good order. When the policy is reinstated, the policy value on the date the policy terminated will be reinstated prior to crediting the reinstatement premium. Additionally, any remaining period of the surrender charge schedule that was in effect on the date the policy terminated will be applied from the date of reinstatement.
Other Available Policy Benefits

When you apply for a policy, we will attach certain riders at issue and you can request any of the optional benefit riders we then make available. Availability of certain riders, the benefits provided and the associated charges may vary by state, and our rules and procedures will govern eligibility for any rider. Each rider contains specific details you should review in selecting your coverage. Riders we offer as optional riders have separate monthly charges as shown in the “Fee Tables” of this prospectus.
Optional Riders
We currently make the optional riders listed below available with the policy. We may also add, delete or modify the list of optional riders.
❖	Alternate Surrender Value Rider. This rider will provide a higher net surrender value in the early policy years. Upon full surrender of the policy during the rider benefit period, we will pay the policy owner the greater of: (1) the net surrender value of the policy; and (2) the Alternate Surrender Value provided by this rider. The Alternate Surrender Value equals the lesser of: (1) all premiums paid for the policy; or (2) the policy value, plus a refund of the following charges made on the policy since issue: premium expense charges, administrative charges, coverage charges and charges for the Alternate Surrender Value Rider. The rider is available with policies for which the first year premium is at least $100,000.
❖	Disability Payment of Specified Premium Rider. This rider is available to insureds age 60 or younger in the standard risk class. It provides a benefit of a specified monthly amount due to the total disability of the covered insured as defined in the rider. The benefit amount is credited to the policy on each monthly calculation date during a period of the insured’s total disability that persists for at least 6 continuous months and occurs within a disability benefit period. If the disability began after the insured reached age 60, the benefit period will be limited to the longer of one year or to the policy anniversary following the insured’s 65th birthday. Otherwise, the disability benefit period will continue to the policy anniversary next following the insured’s 65th birthday. The rider terminates on the policy anniversary immediately following the insured’s 65th birthday; however, benefits will continue to be paid beyond that time if the insured has been continuously disabled under the terms of the rider since the policy anniversary immediately following the insured’s 60th birthday. The rider will also terminate under other circumstances described in the rider, including exercise of the Overloan Protection Rider.
❖	Individual Level Term Rider. This rider provides annually renewable level term insurance for the lifetime of the insureds for whom you elect it. The initial rider death benefit is limited to two times the policy’s base face amount. The policy’s total face amount, including all Individual Level Term Riders attached to the policy is subject to our maximum face amount limit. You elect this rider and the level term face amount when you apply for the policy. Coverage provided by this rider has its own cost of insurance and coverage charges. You may terminate this rider or may decrease the coverage amount beginning in the second policy year by submitting the proper written request to the VPMO. The amount remaining after any decrease must at least equal our minimum coverage amount for the rider.
❖	Survivor Purchase Option Rider. This rider provides three alternative benefits: it allows for the purchase of a new variable universal life or universal life insurance policy issued by PHL Variable or one of its insurance affiliates on the lives of the surviving insureds; provides an interim death benefit; and provides a supplemental death benefit. The rider must cover all insureds under the policy and the insureds must be between ages 18 and 70 at policy issue. The first death must occur by the policy anniversary following the oldest insured’s 75th birthday for the rider option to be available.
•	New Policy—The rider provides that the new policy option be exercised within 90 days following the first death. The new policy may be purchased without additional evidence of insurability. The face amount of the new policy cannot exceed the face amount of the original policy and any coverage under the Individual Level Term Rider for the surviving insured(s). The new policy may include the Disability Waiver of a Specified Premium Rider if that rider had been attached to the original policy.
•	Interim Death Benefit—If an insured dies within 90 days following the first death of an insured and before a new policy has been issued via the rider, we will pay a death benefit equal to the face amount of the policy and any coverage for that insured under the Individual Level Term Rider as of the date of the first death.

•	Supplemental Death Benefit—In the event of the simultaneous death of the insureds, under the policy, we will pay a single death benefit equal to the highest death benefit available for any of the deceased insureds. The rider also provides a supplemental death benefit equal to the next highest death benefit for any of the deceased insureds.
The rider terminates once any of its benefits are provided and under other conditions described in the rider including, 90 days following the first death, death of the surviving insureds, and policy anniversary following the oldest insured’s 75th birthday. You may also request that we cancel this rider.
Riders We Make Part of the Policy at Issue
We also attach certain riders to the policy automatically at issue, subject to state availability. These riders do not have separate monthly charges but the Overloan Protection Rider and Policy Exchange Option Rider have transaction charges that are assessed at the time the benefit is exercised. We may add, modify or delete riders available with this policy for new policies.
❖	No Lapse Guarantee Rider. This rider provides a guarantee that the policy will not lapse as a result of the cash value becoming insufficient to pay the policy’s monthly charges if the conditions of the rider are met. For additional details, see the “Lapse and Reinstatement” section of this prospectus.
❖	Overloan Protection Rider. This rider is designed to prevent a heavily loaned policy from lapsing. For additional details, see the “Policy Loan” section of this prospectus.
❖	Policy Exchange Option Rider. This rider allows the policy to be exchanged into single life policies without evidence of insurability at the insureds attained ages and subject to our then current issue guidelines at the time the option is exercised. The policies available will be any permanent plan of life insurance we or our affiliates are then offering. The total face amount of the new single life policies cannot be more than the face amount of the old policy. If the option is exercised, the policy value will be applied to the new policies and any value exceeding the new policy’s premium limits will be refunded to you. No surrender charge will be applied as a result of exercising the rider so long as the surrender charges on the new policy are at least as great as any remaining surrender charge under this policy. Exercise of this Rider is a taxable event and any gain in the original policy will be taxed at the time of the exercise. For federal tax purposes, the exercise of the option will be treated as a full surrender of the joint policy followed by a new purchase of the singe life policies.
You should read the riders carefully for all their terms and conditions.
General

Postponement of Payments
We may postpone payment of surrenders, partial withdrawals, policy loans or death benefits in certain cases including the following circumstances:
•	we may postpone for up to six months, payment for any transaction that depends on the value of the Guaranteed Interest Accounts;
•	we may postpone payment whenever the NYSE is closed on what would otherwise be a regular trading day, trading on the NYSE is restricted, on days when a certain market is closed (e.g., the U.S. Government bond market is closed on Columbus Day and Veteran’s Day) or may have closed early; or
•	when the SEC decides an emergency exists and the sale of securities or the determination of the value of securities in the Separate Account is not reasonably practicable or it is not reasonably practicable to determine the policy value or when a governmental body having jurisdiction over us by order permits such suspension. Rules and regulations of the SEC, if any, are applicable and will govern as to whether these described conditions exist.
Transfers also may be postponed under these circumstances.
Additionally, federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances require us to block a policy owner’s ability to make certain transactions and, as a result, we may refuse to accept requests for transfers, withdrawals, surrenders or death benefits until we are instructed by the appropriate regulator to allow such transactions. We may also be required to provide additional information about you and your policy to government regulators.
Amendments to Policies
Policies may be amended to conform to changes in applicable law or interpretations of applicable law, or to accommodate design changes. Changes in the policies may need to be approved by policy owners and state insurance departments. A change in the policy that necessitates a corresponding change in the prospectus or the Statement of Additional Information must be filed with the SEC. We will notify you if such a change to the prospectus occurs. You can request a copy of the SAI at any time by calling the VULA.

Reservation of Company Rights to Change the Separate Account
We have the right, subject to compliance with applicable law, to add, delete, or substitute investment options of the Separate Account, combine the Separate Account into another Separate Account, transform the Separate Account into a mutual fund, and/or deregister the Separate Account under the Investment Company Act of 1940. We also reserve the right to close any underlying fund to new investment or eliminate the shares of any underlying fund(s) if they are no longer available for investment, or if we believe investing in any underlying fund(s) is no longer appropriate for the purposes of the Separate Account.
Third Party Performance and Cyber Security
Our business operations and results could be adversely affected by inadequate performance of third-party relationships, including with respect to cyber security. We are dependent on certain third-party relationships to maintain essential business operations. These services include, but are not limited to, information technology infrastructure including cyber security, application systems support, transfer agent and cash management services, custodial services, records storage management, backup tape management, security pricing services, medical information, payroll, and employee benefit programs.
We periodically negotiate provisions and renewals of these agreements and there can be no assurance that their terms will remain acceptable to such third parties or us. An interruption in our continuing relationship with certain of these third parties or any material delay or inability to deliver essential services could materially affect our business operations and adversely affect our results of operations.
Federal Income Tax Considerations

Introduction
The following discussion is general in nature and is not intended as individual tax advice. The income tax rules are complicated and this discussion is intended only to make you aware of the issues. Each person should consult an independent tax or legal advisor. No attempt is made to consider any estate, gift or inheritance taxes or any applicable state, local or other tax laws.
Because this discussion is based upon our understanding of the federal income tax laws as they are currently interpreted, we cannot guarantee the income tax status of any contract or policy either currently or in the future. No representation is made regarding the likelihood of continuation of the federal income tax laws or the current interpretations by the Internal Revenue Service (the “IRS”). From time to time, there are regulatory or legislation proposals or changes that do or could impact the taxation of life insurance contracts or policies; if enacted, these changes could be retroactive. We reserve the right to make changes to the policy contract as necessary for it to satisfy the “Definition of Life Insurance” and to avoid classification of the contract or policy as a “Modified Endowment Contract,” as set forth in the Internal Revenue Code (referred to as the “Code”) and as interpreted by the IRS. For a discussion of federal income taxes as they relate to the funds, please see the fund prospectuses.
Note on Terminology: The Code uses the term “Life Insurance Contract”, rather than the term “Life Insurance Policy.” The Code also uses the term “policyholder”, in describing the owner of a Life Insurance Contract. This section will follow the Internal Revenue Code terminology in describing specific provisions of the Code. In addition, this section refers to “insured”; where applicable, the same rules apply in the case of multiple “insureds”.
Income Tax Status
We are taxed as a life insurance company under the Code. For federal income tax purposes, neither the Separate Account nor the Guaranteed Interest Account is a separate entity from PHL Variable Insurance Company and neither account will be taxed separately as under the “regulated investment company” provisions (Subchapter M) of the Code.
Investment income and realized capital gains on the assets of the Separate Account are reinvested and taken into account in determining the value of the Separate Account and each contract. No charge currently will be made to any contract or to the Separate Account for our federal income taxes which may be attributable to the Separate Account. We reserve the right to make a deduction for taxes with respect to such items in the future. If imposed, such charge would be equal to the federal income taxes attributable to the investment results of the Separate Account.
Policy/Contract Benefits
Tax Treatment as Life Insurance
In order to be treated as life insurance for federal income tax purposes, specified requirements must be met. If these requirements are met, the death benefits are generally received without federal income tax and the earnings on the contract are not subject to federal income tax until withdrawn. These requirements include the federal definition of life insurance, rules for diversification of the contract’s investments (described below) and the necessity that the contract be life insurance under applicable law.
With respect to applicable law, this is generally understood to refer to state or foreign law. This contract has been filed as a life insurance policy or contract under applicable state laws.

There are two definitional tests for life insurance in section 7702 of the Code: (1) Cash Value Accumulation Test, and (2) Guideline Premium Test. The selection of the tests is made at issue and cannot be changed thereafter. The choice of test is based on contract design and is dependent on several factors, including the insured’s age at issue and intention of the owner concerning contract funding patterns. If this contract permits the policyholder to select the applicable test, this selection must be made at issue and cannot be changed. In some cases, only one test is available.
Under the Cash Value Accumulation Test, there must, at all times, be a minimum ratio of death benefit to cash value.
Compliance with the test is based on the contract design at issue. The premiums permitted under this test are based on the death benefit, age and characteristics of the insured and types of riders on the contract.
Under the Guideline Premium Test, there is a limit as to the amount of premium that can be paid into the contract in relation to the death benefit. The initial premium limit is based on the death benefit, age and characteristics of the insured and types of riders on the contract. The actual premium limits each year will depend on the amount of premiums paid in a prior year. In addition to this premium test, there is also a minimum ratio of death benefit to cash value under the Cash Value Corridor. This Corridor looks to the age of the insured and the cash value each year and may require periodic adjustments in death benefit for compliance.
Since Code section 7702 imposes certain conditions with respect to premiums received under a contract, we monitor the premiums paid in order to maintain compliance with such conditions. If the premium limitation is exceeded during the year, we may return the excess premium, with interest, to the policyholder within 60 days after the end of the policy year, in order to maintain the qualification of the contract as life insurance for federal income tax purposes.
Death Benefit Proceeds
The death benefit proceeds payable under a life insurance contract are generally excludable from the gross income of the beneficiary under Code section 101(a)(1) unless there has been a transfer for valuable consideration or unless the specific requirements relating to Business and Corporate-Owned Policies are not met (see “Business and Corporate-Owned Policies”). Also, a policyholder should not be considered to be in constructive receipt of the cash value, including investment income, as long as the contract remains in force and there is no change in the death benefit.
In addition to the necessity to return premiums, as described above, depending on the performance of the contract, from time to time, it may be become necessary to increase the death benefit in order to satisfy the Cash Value Corridor. Any such increase is in effect only as long as required to satisfy this corridor and is not permanent.
Under specified circumstances, the policyholder may request that the death benefit be increased or decreased. Under recent Internal Revenue Service guidance, such a decrease or increase may have federal income tax ramifications.
Full Surrender
Upon full surrender of a contract for its cash value, the excess, if any, of the cash value (unreduced by any outstanding indebtedness) over the premiums paid will be treated as ordinary income for federal income tax purposes.
If the contract is subject to a loan at time of surrender, the outstanding loan amount is included in the computation of the amount received at the time of surrender. Thus, in the event of a surrender of a contract that is subject to a loan, the loan amount may result in ordinary income at the time of surrender.
A contract that lapses is treated as a full surrender for federal income tax purposes.
The full surrender of a contract that is a Modified Endowment Contract (“MEC”), as described herein, may result in the imposition of an additional 10% tax on any income received.
Withdrawal
Withdrawals are generally not taxable as long as the amount withdrawn does not exceed the total of the premiums paid and the contract is not a MEC. If the contract is classified as a MEC, withdrawals and other distributions are fully taxable to the extent of income in the contract. There are situations, however, in which a withdrawal from any contract (regardless of modified endowment contract status) can result in current taxation. A withdrawal, accompanied by a reduction in death benefits can result in current taxation under Code section 7702(f)(7), if the reduction in death benefits occurs during the first 15 years after a contract is issued. After 15 years, the withdrawal proceeds resulting from a reduction in death benefits will generally not be subject to tax, except to the extent such proceeds exceed the total amount of premiums paid but not previously recovered. Policyholders should consult with tax advisors in advance of a proposed decrease in death benefits or a withdrawal as to the portion, if any, which would be subject to tax, and in addition as to the impact such withdrawal might have under the MEC provisions.
Under code section 1411, payments from an annuity contract are included in the definition of “net investment income” and may be subject to an additional tax of 3.8 percent. There is a possibility that a payment stream from a life insurance contract could be treated as a payment from an annuity contract subject to section 1411. Section 1411 is imposed only on taxpayers whose income exceeds a stated threshold amount.

Loans
We believe that any loan received under a contract will be treated as your indebtedness. If the contract is a MEC, loans are fully taxable to the extent of income on the contract and are possibly subject to an additional 10% tax. If the contract is not a MEC, we believe that no part of any loan under a contract will constitute income to you as long as the contract remains in force. If there is a full surrender or lapse, an outstanding loan becomes part of the amount received upon surrender or lapse. For information reporting purposes, we are required to treat the loan as income received in determining the taxable amount.
The deductibility by a policyholder of loan interest under a contract is limited under Code section 264. In most cases, there is no interest deduction permitted.
Sale of Contract
Upon a sale of the contract to a third party, the owner has taxable income of the excess, if any, of the amount received from the third party over the owner’s basis in the contract. The IRS provided in Revenue Ruling 2009-13 (Internal Revenue Bulletin 2009-21) that for purposes of sale of a life insurance contract, the owner’s basis in the contract is the premiums paid less cost of insurance charges. (Contrast this to a surrender of the contract, in which the taxable income is based on the excess, if any, of the cash value over the premiums paid unreduced by any cost of insurance charges). In the event that the IRS position regarding basis in the contract in the event of a sale or surrender is modified by future regulation, legislation or otherwise, the law in effect at the time of any such sale will be applied. There is also a legislative proposal pending that would require additional information reporting in the event of a sale of a contract. In this information reporting, we would be required to provide specific information to the IRS concerning the basis of the contract.
Business and Corporate-Owned Contracts
If the contract is owned by an entity engaged in a trade or business, there are Code provisions that impact the tax treatment of premiums, contract loan interest, contract earnings and death benefits. No deduction is permitted for premiums paid if the policyholder is a beneficiary under the contract. With limited exceptions, no deduction is allowed for interest paid or accrued on any loan. An interest deduction disallowance rule on interest relating to a different investment paid or incurred by the policyholder of a life insurance contract may also apply in the case of a contract insuring the life of an individual who is not an owner of the contract, or an officer, director, or employee of the policyholder’s business. There is a legislative proposal pending that would include remove the exclusions and apply the interest deduction disallowance to all business-owned contracts.
There is a legislative proposal pending that would remove the exclusions and apply the interest deduction disallowance to all business-owned contracts.
Under section 101(j) of the Code, death benefits may be subject to income tax unless (1) specified provisions relating to written notice to the insureds and written consent from the insureds are satisfied, and (2) criteria are satisfied concerning the relationship between the insured and policyholder or the insured and the death benefits. The policyholder is solely responsible for ensuring that these provisions are satisfied. The policyholder must also comply with required annual reporting and recordkeeping requirements as set forth by the IRS. In addition, for certain corporate policyholders, the death benefits and contract earnings may be subject to tax under the corporate alternative minimum tax.
Modified Endowment Contract (“MEC”)
General
The premiums paid into a life insurance contract are required to be tested under the “7-pay test” of Code section 7702A to determine if the contract will be classified as a modified endowment contract (“MEC”). Under this test, there is a premium limit that applies for the first 7 years of the contract and for 7 years after a material change to the contract.
If the contract is classified as a MEC, there is no change to the contractual terms of the contract; however, the tax treatment of loans, distributions and decreases is changed. For a MEC, loans and other distributions are taxed to the extent of gain at the time of the loan or distribution (the excess of cash value over premiums paid).
There are situations in which a MEC may be intended by the policyholder. In these cases, the policyholder will be required to acknowledge MEC status either at issue or when the contract becomes classified as a MEC. MEC status cannot be reversed.
We will monitor premium payments to determine if the premium paid will exceed the MEC limit in effect at the time of the premium payment. Unless the contract is already a MEC and the policyholder has consented to MEC status, if a payment does exceed the limit and applying it to the contract would cause MEC status, we will advise the policyholder that the excess premium will cause MEC status and will take steps to have the amounts removed from the contract. Premiums paid which are removed from the contract, with interest within 60 days after the end of the contract year are not treated as premiums paid and will not cause MEC status. If the policyholder chooses to have the premiums reapplied during the same contract year and the contract becomes a MEC, the MEC status cannot be reversed. A life insurance contract received in exchange for a MEC will be treated as a MEC.

Reduction in Benefits During the First Seven Years
If during the first seven contract years there is a reduction in death benefits or reduction or elimination of certain other riders, the MEC test is recalculated assuming the lowered death benefits. This recalculation is retroactive back to the beginning of the contract and each premium actually paid is tested against the recalculated limit. For a contract with two insureds in which the death benefit is payable upon the death of the last insured, a reduction in death benefits at any time during the life of the contract will cause a retroactive recalculation of the MEC test back to issue and actual premiums paid will be tested against the recalculated limit. A contract that becomes a MEC due to a reduction in benefits and a recalculation cannot have MEC status reversed.
Distributions Affected
If a contract fails the MEC test, it is considered a MEC as to distributions in the year in which the test is failed and all subsequent contract years. In addition, distributions made within the two years prior to MEC status are treated as being made in anticipation of MEC status and are considered distributions under a MEC and are taxable in the year the contract becomes a MEC.
Penalty Tax
Any amounts taxable from a MEC will be subject to an additional 10% excise tax, except for distributions that are:
❖	made on or after the taxpayer attains age 59½
❖	attributable to the taxpayer’s disability (within the meaning of Code section 72(m)(7)); or
❖	part of a series of substantially equal periodic payments (not less often than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or life expectancies) of the taxpayer and his beneficiary.
Material Change Rules
Any determination of whether the contract meets satisfied the MEC test will begin again any time the contract undergoes a “material change,” which includes any increase in death benefits or any increase in or addition of a qualified additional benefit, except for an increase that is attributable to premiums paid “necessary to fund” the lowest death benefit and qualified additional benefits payable in the first seven contract years or to the crediting of interest or dividends with respect to these premiums.
A material change may occur at any time during the life of the contract (within the first seven years or thereafter), and future taxation of distributions or loans would depend upon whether the contract satisfied the MEC test from the time of the material change. An exchange of policies is considered to be a material change for all purposes.
Serial Purchase of MECs
All MECs issued by the same insurer (or affiliated companies of the insurer) to the same policyholder within the same calendar year will be treated as one MEC in determining the taxable portion of any loans or distributions made to the policyholder.
Limitations on Mortality and Expense Charges
The Code imposes limitations on mortality and expense charges in the computation of the definition of life insurance tests and in the MEC test. The mortality charges taken into account to compute permissible premium levels may not exceed those charges required to be used in determining the federal income tax reserve for the contract, unless U.S. Treasury regulations prescribe a different limitation. In addition, the expense charges taken into account under the Guideline Premium Test are required to be reasonable, as defined by the U.S. Treasury regulations. We will comply with the requirements in calculating all of the applicable tax limitations.
Qualified Plans
A contract may be used in conjunction with certain qualified plans. Since the rules governing such use are complex, you should not use the contract in conjunction with a qualified plan until you have consulted a pension, tax or legal advisor. If this contract is used in this connection, we are specifically not the plan administrator or trustee and we are not providing any guidance or assistance regarding any qualified plan rules. We may require that the plan administrator or trustee be identified in a specific form or document.
Diversification Regulations
Code section 817(h) requires that all contracts be adequately diversified. Treasury regulations define the requirements and generally permit these requirements to be satisfied using separate accounts with separate funds or series of a fund, each of which meets the requirements. The regulations generally require that, on the last day of each calendar quarter the assets of the separate accounts or series be invested in no more than:
❖	55% in any one investment
❖	70% in any two investments
❖	80% in any three investments
❖	90% in any four investments
A “look-through” rule applies to treat a pro rata portion of each asset of a series as an asset of the Separate Account; therefore, each series will be tested for compliance with the percentage limitations. For purposes of these diversification rules, all securities of the same issuer are treated as a single investment, but each United States government agency or instrumentality is treated as a separate issuer.

We represent that we intend to comply with the Diversification Regulations to assure that the contracts qualify as life insurance contracts for federal income tax purposes.
Owner/Investor Control
The Treasury Department has indicated that the Diversification Regulations do not provide exclusive guidance regarding the circumstances under which policyholder control of the investments of the Separate Account will cause the policyholder to be treated as the owner of the assets of the Separate Account, thereby resulting in current taxation of contract earnings. It is also critical that the insurance company and not the policyholder have control of the assets held in the separate accounts. A policyholder can allocate Account Values from one fund of the separate account to another but cannot direct the investments each fund makes. If a policyholder has too much “investor control” of the assets supporting the separate account funds, then the policyholder may be taxed on the gain in the contract as it is earned rather than when it is withdrawn.
In 2003, the IRS issued Revenue Ruling 2003-91 that indicated that if the number of underlying mutual funds available in a variable insurance contract does not exceed 20, the number of underlying mutual funds alone would not cause the contract to not qualify for the desired tax treatment. The guidance also stated that exceeding 20 investment options may be considered a factor, along with other factors, including the number of transfer opportunities available under the contract, when determining whether the contract qualifies for the desired tax treatment. The Revenue Ruling did not indicate any specific number of underlying mutual funds that would cause the contract to not provide the desired tax treatment but stated that whether the owner of a variable contract is to be treated as the owner of the assets held by the insurance company under the contract will depend on all of the facts and circumstances.
The Revenue Ruling considered certain variable annuity and variable life insurance contracts and held that the types of actual and potential control that the policyholders could exercise over the investment assets held by the insurance company under the variable contracts was not sufficient to cause the policyholders to be treated as the owners of those assets and thus to be subject to current income tax on the income and gains produced by those assets. Under this contract, like those described in the Revenue Ruling, there is no arrangement, plan, contract, or agreement between the policyholders and us regarding the availability of a particular investment option and, other than the policyholder’s right to allocate premium payments and transfer funds among the available investment options, all investment decisions concerning the investment options will be made by us or an advisor in its sole and absolute discretion. Please note that this contract may offer more than 20 investment options; however, we believe that this fact alone does not indicate that the investor control requirements have been violated.
At this time, it cannot be determined whether additional guidance will be provided on this issue and what standards may be contained in such guidance. Should the there be any additional rules or regulations on this issue, including guidance limiting the number of underlying mutual funds, transfers between or among underlying mutual funds, exchanges of underlying mutual funds or changes in investment objectives of underlying mutual funds such that the contract would no longer qualify for tax deferred treatment, we reserve the right to modify the contract to the extent required to maintain favorable tax treatment.
Change or Assignment of Ownership, Exchange of Policies or Change of Insured
Changing the policyholder or the insured or an exchange or assignment of the contract may have tax consequences depending on the circumstances. A change of insured under the same contract is treated as if the contract was fully surrendered and a new contract with a new insured was acquired. Any gain in the contract at the time of change of insured is taxable income at that time. For exchanges in which there is no change in the identity of the insured policyholder, Code section 1035 provides that a life insurance contract can be exchanged for another life insurance contract, long-term care contract, or for an annuity contract, without recognition of gain or loss, assuming that no money or other property is received in the exchange, and that the policies relate to the same insured. At the time of the exchange, the contract is generally treated as newly issued and is subject to tax rules in place at the time of the exchange. If the original contract is subject to a contract loan and the newly acquired contract is not subject to the same loan, the amount of the loan on the original contract may be treated as the receipt of money on the exchange. To qualify under section 1035, the contract proceeds must be transferred directly from one insurer to another insurer. We recommend that any person contemplating such actions seek the advice of a legal or tax advisor.
Withholding and Information Reporting
We are required to file information returns with the Internal Revenue Service and state taxation or revenue authorities in the event that there is a distribution from your contract that may have tax consequences and in certain other circumstances. In order to comply with our requirements, from time to time, we request that the policyholder or beneficiary provide certain information, including social security number or tax identification number and current address.
We are also required to withhold federal income taxes on the taxable portion of any amounts received under the contract unless you elect to not have any withholding or in certain other circumstances. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. Special withholding rules apply to payments made to nonresident aliens. You are liable for payment of federal income taxes on the taxable portion of any amounts received under the contract. You may be subject to penalties if your withholding or estimated tax payments are insufficient. Certain states also require withholding of state income taxes on the taxable portion of amounts received. State laws differ regarding the procedure by which these amounts are computed and the extent to which a policyholder can elect out of withholding.

In 2004, the Department of Treasury ruled that income received by residents of Puerto Rico under a life insurance contract issued by a United States company is U.S.-source income that is subject to United States Federal income tax. This ruling is also understood to apply to other nonresident alien policyholders.
Spousal Definition
The Internal Revenue Code provides special provisions relating to a spouse.
As a result of a June 2013 decision by the United States Supreme Court in the case of United States v. Windsor, a portion of the federal “Defense of Marriage Act” was ruled unconstitutional. The prior section had provided that federal statutes could not recognize same-sex marriages. With this decision striking down the prior law, valid same-sex marriages are now recognized under federal law and any options afforded by the federal tax law to a spouse are now available to all spouses, including same-sex spouses.
On August 29, 2013, the Internal Revenue Service (“IRS”) clarified its position regarding same-sex marriages for all federal tax purposes. If a couple is married in a jurisdiction (including foreign country) that permits same-sex marriage, that marriage will be recognized for all federal tax purposes regardless of the state law in the jurisdiction where the couple resides. The IRS further indicated that civil unions and registered domestic partnerships are not marriages for federal tax purposes.
On April 4, 2014, the IRS issued Notice 2014-19, further providing guidance on the application and retroactive application of the Windsor decision to qualified retirement plans. To the extent that this life insurance policy/contract has been issued in connection with such a qualified retirement plan, the Notice should be reviewed by the Plan Administrator, to determine whether a Plan Amendment is needed. Notice 2014-19 does not impact life insurance contracts issued outside of a qualified retirement plan.
The action by the IRS and the United States Supreme Court does not impact state laws. Thus, for state law purposes, a couple will only be married if permitted under that state’s laws. Thus, a couple could be married for federal tax purposes but not for state law purposes. In the event that a beneficiary of a life insurance policy/contract is defined by a spousal relationship (such as, “my wife” or “my husband”), we will look to state law to identify this person. Individuals with such designations are urged to review them and clarify the beneficiary by full name.
Please note that further legal developments may occur that would impact same-sex civil union couples, domestic partners and spouses. All individuals should contact their tax advisors regarding their personal tax situations.
Federal Estate, Gift and Generation-Skipping Transfer Taxes
While no attempt is being made to discuss in detail the federal estate tax implications of the contract, a purchaser should keep in mind that ownership of a life insurance policy at time of death may result in federal estate taxes and that in certain circumstances, the death benefit may also be subject to these taxes. Consult an estate planning advisor for more information.
Gifting an existing life insurance contract/policy to another person, including a trust, can result in the assessment of gift taxes.
Under certain circumstances, the Code may impose a generation-skipping (“GST”) tax when all or part of a life insurance contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.
The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.
Foreign Tax Credits
We may benefit from any foreign tax credits attributable to taxes paid by certain underlying funds to foreign jurisdictions to the extent permitted under Federal tax law.
Net Investment Income Additional Tax
In December 2012, the United States Department of the Treasury proposed regulations to section 1411 of the Internal Revenue Code. These proposed regulations indicate that there are situations under which amounts received under a life insurance policy may be included in the definition of “net investment income” for purposes of section 1411 of the Code. There is a possibility that certain patterns of taxable income from a life insurance contract could be treated as if received from an annuity. If section 1411 applies to the income, in addition to income tax, there is an additional tax of 3.8 percent Section 1411 applies to individual whose modified adjusted gross income exceeds the threshold amount. The current threshold amount is $250,000 in the case of a joint return or surviving spouse, $125,000 in the case of a married individual filing a separate return, and $200,000 in any other case. The threshold amount is subject to modification.
Possible Tax Law Changes
Although the likelihood of legislative and regulatory changes is uncertain, there is always the possibility that the tax treatment of the contract could change by legislation or regulation. Consult a tax adviser with respect to legislative and regulatory developments and their effect on the contract.
We have the right to modify the contract or our contract administration in response to legislative or regulatory changes. We make no guarantee regarding the tax status of any contact and do not intend the above discussion as tax advice.

PHL Variable – Legal Proceedings

Litigation and arbitration
The Company is regularly involved in litigation and arbitration, both as a defendant and as a plaintiff. The litigation and arbitration naming the Company as a defendant ordinarily involves our activities as an insurer, employer, investor, investment advisor or taxpayer.
It is not feasible to predict or determine the ultimate outcome of all legal or arbitration proceedings or to provide reasonable ranges of potential losses. Management of the Company believes that the ultimate outcome of our litigation and arbitration matters are not likely, either individually or in the aggregate, to have a material adverse effect on the financial condition of the Company beyond the amounts already reported in our financial statements. However, given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation and arbitration, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the results of operations or cash flows in particular quarterly or annual periods.
SEC Cease-and-Desist Order
Phoenix and the Company are subject to a Securities and Exchange Commission (the “SEC”) Order Instituting Cease-and- Desist Proceedings Pursuant to Section 21C of the Securities Exchange Act of 1934, Making Findings, and Imposing a Cease and- Desist Order which was approved by the SEC in March 2014 (the “March 2014 Order”) and was subsequently amended by an amended SEC administrative order approved by the SEC in August 2014 (the March 2014 Order, as amended, the “Amended Order”). The Amended Order and the March 2014 Order (collectively, the ”Orders”), directed Phoenix and the Company to cease and desist from committing or causing any violations and any future violations of Section 13(a) of the Exchange Act and Rules 13a-1 and 13a-13 thereunder and Section 15(d) of the Exchange Act and Rules 15d-1 and 15d-13 thereunder. Phoenix and the Company remain subject to these obligations. Pursuant to the Orders, Phoenix and the Company were required to file certain periodic SEC reports in accordance with the timetables set forth in the Orders. All of such filings have been made. Phoenix and the Company paid civil monetary penalties to the SEC in the aggregate amount of $1.1 million pursuant to the terms of the Orders.
Cases Brought by Policy Investors
On June 5, 2012, Wilmington Savings Fund Society, FSB, as successor in interest to Christiana Bank & Trust Company and as trustee of 60 unnamed trusts, filed suit against Phoenix, Phoenix Life and the Company in the United States District Court for the Central District of California; the case was later transferred to the District of Delaware (C.A. No. 13-499-RGA) by order dated March 28, 2013. After the plaintiffs twice amended their complaint, and dropped Phoenix as a defendant and dropped one of the plaintiff Trusts, the court issued an order on April 9, 2014 dismissing seven of the ten counts, and partially dismissing two more, with prejudice. The court dismissed claims alleging that Phoenix Life and the Company committed RICO violations and fraud by continuing to collect premiums while concealing an intent to later deny death claims. The claims that remain in the case seek a declaration that the policies at issue are valid, and damages relating to cost of insurance increases. This case has been settled, and the settlement does not have a material impact on the Company’s financial statements.
On August 2, 2012, Lima LS PLC filed a complaint against Phoenix, Phoenix Life, the Company, James D. Wehr, Philip K. Polkinghorn, Edward W. Cassidy, Dona D. Young and other unnamed defendants in the United States District Court for the District of Connecticut (Case No. CV12-01122). On July 1, 2013, the defendants’ motion to dismiss the complaint was granted in part and denied in part. Thereafter, on July 31, 2013, the plaintiff served an amended complaint against the same defendants, with the exception that Mr. Cassidy was dropped as a defendant. The plaintiffs allege that Phoenix Life and the Company promoted certain policy sales knowing that the policies would ultimately be owned by investors and then challenging the validity of these policies or denying claims submitted on these policies. Plaintiffs are seeking damages, including punitive and treble damages, attorneys’ fees and a declaratory judgment. We believe we have meritorious defenses against this lawsuit and we intend to vigorously defend against these claims. The outcome of this litigation and any potential losses are uncertain.
Cost of Insurance Cases
On November 18, 2011, Martin Fleisher and another plaintiff (the “Fleisher Litigation”), on behalf of themselves and others similarly situated, filed suit against Phoenix Life in the United States District Court for the Southern District of New York (C.A. No. 1:11-cv-08405-CM-JCF (U.S. Dist. Ct; S.D.N.Y.)) challenging cost of insurance (“COI”) rate adjustments implemented by Phoenix Life in 2010 and 2011, which Phoenix Life maintains were based on policy language permitting such adjustments. By order dated July 12, 2013, two separate classes were certified in the Fleisher Litigation; by subsequent order dated August 26, 2013, the court decertified one of the classes. The complaint seeks damages for breach of contract. The class certified in the court’s July 12, 2013 order, as limited by the court’s August 26, 2013 order, is limited to holders of Phoenix Life policies issued in New York subject to New York law and subject to Phoenix Life’s 2011 COI rate adjustment. By order dated April 29, 2014, the court denied Martin Fleisher’s motion for summary judgment in the Fleisher Litigation in its entirety, while granting in part and denying in part Phoenix Life’s motion for summary judgment.
The Company, a subsidiary of Phoenix Life, has been named as a defendant in six actions challenging its COI rate adjustments implemented concurrently with the Phoenix Life adjustments. Five cases have been brought against the Company, while one case has been brought against the Company and Phoenix Life. These six cases, only one of which is styled as a class action, have been brought by (1) Tiger Capital LLC (C.A. No. 1:12-cv- 02939-CM-JCF; U.S. Dist. Ct; S.D.N.Y., complaint filed on March 14, 2012; the “Tiger Capital Litigation”); (2-5) U.S. Bank National Association, as securities intermediary for Lima Acquisition LP ((2: C.A. No. 1:12-cv-06811-CM-JCF; U.S. Dist. Ct; S.D.N.Y., complaint filed on November 16, 2011; 3: C.A. No. 1:13-cv-01580-CM-JCF; U.S. Dist. Ct; S.D.N.Y., complaint filed on March 8, 2013; collectively, the “U.S. Bank N.Y. Litigations”); (4: C.A. No. 3:14-cv-00555-WWE; U.S. Dist. Ct; D. Conn., complaint originally filed on March 6, 2013, in the District of Delaware and transferred by order dated April 22, 2014, to the District of Connecticut; and 5: C.A. No. 3:14-cv-01398-WWE, U.S. Dist. Ct; D. Conn., complaint filed on September 23, 2014, and amended on October 16, 2014, to add Phoenix Life as a defendant (collectively the “U.S. Bank Conn. Litigations”)); and (6) SPRR LLC (C.A. No. 1:14-cv-8714; U.S. Dist. Ct.; S.D.N.Y., complaint filed on October 31, 2014; the “SPRR Litigation”). SPRR LLC filed suit against the Company, on behalf of itself and others similarly situated, challenging COI rate adjustments implemented by the Company in 2011.
The Tiger Capital Litigation and the two U.S. Bank N.Y. Litigations were assigned to the same judge as the Fleisher Litigation, and discovery in these four actions has concluded. By orders in both U.S. Bank N.Y. Litigations dated May 23, 2014, the court denied U.S. Bank’s motions for summary judgment in their entirety, while granting in part and denying in part the Company’s motions for summary judgment. U.S. Bank moved for reconsideration of the court’s summary judgment decisions in the U.S. Bank N.Y. Litigations, which the court denied by orders dated June 4, 2014. By order in the Tiger Capital Litigation dated July 23, 2014, the court denied Tiger Capital’s motion for summary judgment in its entirety, while granting in part and denying in part the Company’s motion for summary judgment. Plaintiff in the Tiger Capital Litigation seeks damages for breach of contract. Plaintiff in the U.S. Bank N.Y. Litigations and the U.S. Bank Conn. Litigations seeks damages and attorneys’ fees for breach of contract and other common law and statutory claims. The plaintiff in the SPRR Litigation seeks damages for breach of contract for a nationwide class of policyholders.
The U.S. Bank N.Y. Litigations have been rescheduled for trial commencing on September 21, 2015.
The Company and Phoenix Life (together, the “Life Companies”) reached an agreement as of April 30, 2015, memorialized in a formal settlement agreement executed on May 29, 2015, with the SPRR Litigation and the Fleisher Litigation (collectively, the SPRR Litigation and the Fleisher Litigation plaintiffs referred to as the “Plaintiffs”), to resolve the Fleisher Litigation and SPRR Litigation, both class actions (the “Settlement”). A motion for preliminary approval of the Settlement was filed with the United States District Court for the Southern District of New York on May 29, 2015. On June 3, 2015, the court granted preliminary approval of the Settlement, ordered notice be given to class members, and set a hearing on September 9, 2015 to address, among other things, final approval of the Settlement. The proposed settlement class consists of all policyholders that were subject to the 2010 or 2011 COI rate adjustments (collectively, the “Settlement Class”), including the policies within the above-named COI cases, and will be structured to allow members of the Settlement Class to opt out of the settlement. The Life Companies will establish a Settlement fund, which may be reduced proportionally for any opt-outs, and will pay a class counsel fee if the Settlement is approved. The Life Companies will be released by all participating members of the Settlement Class, and the COI rate adjustment for policies participating in the Settlement Class will remain in effect. The Life Companies agreed to pay a total of $48.5 million, as reduced for any opt-outs, in connection with the Settlement. The Life Companies agreed not to impose additional increases to COI rates on policies participating in the Settlement Class through the end of 2020, and not to challenge the validity of policies participating in the Settlement Class for lack of insurable interest or misrepresentations in the policy applications. The Settlement is subject to certain conditions and final court approval and is intended to resolve all pending COI cases, other than for policyholders who opt out of the Settlement. In connection with the Settlement, the Company incurred a charge of $36.4 million in the first quarter of 2015. Under the Settlement, policyholders who are class members, including those which have filed individual actions relating to COI rate adjustments, may opt out of the Settlement and separately litigate their claims. The Life Companies are currently unable to estimate the extent to which policyholders may opt out of the Settlement or the damages which they may or may not collect in litigation against the Life Companies. There can be no assurance that the ultimate cost to the Company will not be higher or lower than $36.4 million, depending on, among other things, the results of any opt-outs and the resultant litigation and/or negotiation.
The Life Companies have reached an agreement in principle to settle a COI case, the Tiger Capital Litigation (Tiger Capital LLC (C.A. No. 1:12-cv-02939-CM-JCF; U.S. Dist. Ct; S.D.N.Y.)) on a basis that, if finalized, will not have a material impact on the Company’s financial statements. On June 3, 2015, the parties to the Tiger Capital Litigation advised the court of a settlement in principle that included Tiger Capital, LLC’s participation in the class Settlement described above, and requested the court to vacate the scheduled trial date and permit the parties 30 days to finalize their settlement and move to dismiss the case. On June 4, 2015, the court granted this request.
Complaints to state insurance departments regarding the Company’s COI rate adjustments have also prompted regulatory inquiries or investigations in several states, with two of such states (California and Wisconsin) issuing letters directing the Company to take remedial action in response to complaints by a single policyholder. The Company disagrees with both states’ positions. On March 23, 2015, an Administrative Law Judge (“ALJ”) in Wisconsin ordered PHL Variable to pay restitution to current and former owners of seven policies and imposed a fine on PHL Variable which, in a total amount, does not have a material impact on PHL Variable’s financial position (Office of the Commissioner of Insurance Case No. 13- C35362). PHL Variable disagrees with the ALJ’s determination and intends to appeal the order.
Phoenix Life and the Company believe that they have meritorious defenses against all of these lawsuits and regulatory directives and intend to vigorously defend against them, including by appeal if necessary. The outcome of these matters is uncertain and any potential losses cannot be reasonably estimated.

Regulatory matters
State regulatory bodies, the SEC, the Financial Industry Regulatory Authority (“FINRA”), the IRS and other regulatory bodies regularly make inquiries of us and, from time to time, conduct examinations or investigations concerning our compliance with laws and regulations related to, among other things, our insurance and broker-dealer subsidiaries, securities offerings and registered products. We endeavor to respond to such inquiries in an appropriate way and to take corrective action if warranted. Further, Phoenix is providing to the SEC certain information and documentation regarding the restatements of its prior period financial statements and the staff of the SEC has indicated to Phoenix that the matter remains subject to further investigation and potential further regulatory action. We cannot predict the outcome of any of such investigations or actions related to these or other matters.
Regulatory actions may be difficult to assess or quantify. The nature and magnitude of their outcomes may remain unknown for substantial periods of time. It is not feasible to predict or determine the ultimate outcome of all pending inquiries, investigations, legal proceedings and other regulatory actions, or to provide reasonable ranges of potential losses. Based on current information, we believe that the outcomes of our regulatory matters are not likely, either individually or in the aggregate, to have a material adverse effect on our financial condition. However, given the inherent unpredictability of regulatory matters, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on our financial statements in particular quarterly or annual periods.
State Insurance Department Examinations
During 2012 and 2013, the Connecticut Insurance Department conducted its routine financial and market conduct examination of the Company and two other Connecticut-domiciled insurance affiliates. The Connecticut Insurance Department released its financial examination report for the Company on May 28, 2014 and its market conduct examination report on December 29, 2014.
Unclaimed Property Inquiries
In late 2012, Phoenix and the Company and their affiliates received separate notices from Unclaimed Property Clearing House (“UPCH”) and Kelmar Associates, LLC (“Kelmar”) that UPCH and Kelmar had been authorized by the unclaimed property administrators in certain states to conduct unclaimed property audits. The audits began in 2013 and are being conducted on the Phoenix enterprise with a focus on death benefit payments; however, all amounts owed by any aspect of the Phoenix enterprise are also a focus. This includes any payments to vendors, brokers, former employees and shareholders. UPCH represents 31 states and the District of Columbia and Kelmar represents seven states.
Financial Statements

The financial statements of each of the investment options of the Separate Account which include the statements of assets and liabilities as of December 31, 2014, the results of each of their operations for the period then ended, the changes in net assets for each of the periods then ended, and the financial highlights for each of the periods indicated, and the financial statements of PHL Variable Insurance Company as of December 31, 2014 and 2013, and for each of the three years in the period ended December 31, 2014 are contained in the Statement of Additional Information (SAI), which you can get free of charge by calling the toll free number given on page one, by writing to us at Phoenix Variable Products Mail Operations, P.O. Box 8027, Boston MA 02266-8027, or by visiting our website www.phoenixwm.com*. In addition, the SAI is available on the SEC’s website at .
Revision of Previously Reported Financial Statements
In the Company’s Annual Report on Form 10-K for the year ended December 31, 2014, which was filed with the SEC on April 9, 2015 (the “2014 Form 10-K”), the Company revised its financial statements for all periods presented in connection with the restatement of the financial statements of the Company’s parent, Phoenix. The unaudited financial statements for the three month period ended March 31, 2014 contained in this Form 10-Q are presented on a revised basis, consistent with revised financial statements for the three month period ended March 31, 2014 contained in the 2014 Form 10-K. As discussed in the 2014 Form 10-K, the Company has revised its consolidated financial statements as of and for the comparative three months ended March 31, 2014 to adjust for the impact of errors identified, including the recording of previously identified out-of period errors that were previously determined not to be material individually, or in the aggregate, in the appropriate period. The Company concluded that these errors were not material individually or in the aggregate to PHL Variable. Consistent with its indirect parent, The Phoenix Companies, Inc. (“Phoenix”), the Company has classified the errors into two categories (i) UL Unlock and (ii) Other Adjustments.
UL Unlock
In accordance with U.S. GAAP and our accounting policy, the Company performs an annual assumption review where management makes a determination of the best estimate assumptions to be used based on a comprehensive review of recent experience studies and industry trends each year. In 2013, the Company revised a number of assumptions, the most significant of which resulted in changes to expected premium persistency and incorporation of mortality improvement in its UL business. The incorporation of these changes resulted in manual updates to various models for which certain errors were subsequently identified in the course of performing analysis between the financial results for the three and twelve month periods ended December 31, 2014 and those for the corresponding prior year periods. These errors related to inappropriate implementation of data used in the calculation and approximation of certain product features which then resulted in the incorrect calculation of the ultimate impact of the Unlock for the fourth quarter of 2013.

Other Adjustments
Amounts primarily relate to various out-of-period errors identified which were previously determined not to be material individually or in the aggregate. The Company considered the impacts of each of these errors, many of which were previously identified and subsequently recorded as out-of-period adjustments, as well as subsequently identified errors both individually and in the aggregate and concluded that none were significant for individual categorization herein.
Parent Companies’ Liquidity
Management targets a minimum risk based capital of 225%. As of March 31, 2015, PHL Variable had an estimated risk-based capital ratio of 122%, compared with 218% at December 31, 2014, reflecting its portion of litigation accruals recorded in the first quarter, unfavorable mortality and a lower admitted deferred tax asset resulting from the surplus decline. Phoenix is pursuing a number of capital management actions, including a reinsurance treaty between the Company and Phoenix Life to optimize its statutory capital deployment. Phoenix is working to close the transaction in the second quarter. There can be no assurance that the regulators who must approve this transaction will either approve or approve with conditions acceptable to the Phoenix. If the reinsurance treaty is not effected, which management does not anticipate, Phoenix may consider other options which could include capital contributions from Phoenix Life Insurance Company (“Phoenix Life”), its indirect parent, the holding company, its direct parent, or third parties, or other actions.
In 2014 and 2013, Phoenix made capital contributions of $15.0 million and $45.0 million, respectively, for our benefit. In 2013, we issued a $30.0 million surplus note which was purchased by Phoenix. We may need additional capital contributions from Phoenix and/or Phoenix Life in order to maintain our target risk based capital of 225%.
Phoenix is also an holding company and has no operations of its own. Its ability to pay interest and principal on outstanding debt obligations and to pay dividends to shareholders and corporate expenses depends primarily upon the surplus and earnings of Phoenix Life and the ability of subsidiaries to pay dividends or to advance or repay funds. Payments of dividends and advances or repayment of funds by Phoenix Life are restricted by the applicable laws and regulations, including laws establishing minimum solvency and liquidity thresholds. Changes to these laws, the application or implementation of these laws by regulatory agencies or the need for significant additional capital contributions to insurance subsidiaries, including the Company, could constrain the ability of Phoenix to meet its debt obligations and corporate expenses as well as make capital contributions for the benefit of the Company to support the Company’s risk based capital.
As of March 31, 2015, Phoenix Life had an estimated risk-based capital ratio of 288%, compared with a ratio in excess of 300% of Company Action Level, the highest regulatory threshold, as of December 31, 2014. Phoenix Life has entered into a financial arrangement (“guarantee”) in favor of the Company that the Company’s capital and surplus will be maintained at Authorized Control Level RBC at 250% (125% Company Action Level).
Phoenix and Phoenix Life have the capacity to provide additional capital to the Company to support its risk based capital ratios over the Company Action Level and regulatory minimum ratios.
Distribution of Policies

The Company has appointed 1851 Securities, Inc. (“1851”) to serve as the principal underwriter and distributor of the securities offered through this prospectus, pursuant to the terms of a distribution agreement. 1851, which is an affiliate of the Company, also acts as the principal underwriter and distributor of other variable life insurance policies and variable annuity contracts issued by the Company and its affiliated companies. The Company or an affiliate reimburses 1851 for expenses 1851 incurs in distributing the policies (e.g., commissions payable to retail broker-dealers who sell the policies). 1851 does not retain any fees under the policies; however, 1851 may receive 12b-1 fees from the underlying funds.
1851’s principal executive offices are located at One American Row, PO Box 5056, Hartford, CT 06102-5056. 1851 is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of FINRA.
1851 and the Company have entered into selling agreements with broker-dealers who are registered with the SEC and are members of FINRA, and with entities that may have offered the policies but were exempt from registration. Applications for the policy were solicited by registered representatives who were associated persons of such broker-dealer firms. Those representatives acted as appointed agents of the Company under applicable state insurance law and must be licensed to sell variable life insurance products. The Company has offered the policy in jurisdictions where it is licensed to do business and where the policy is approved. 1851 is contracted to offer the policies on a continuous basis. The policies are no longer offered.
On September 15, 2010, 1851 became the principal underwriter and distributor for the SEC registered products.

Compensation
Broker-dealers having selling agreements with 1851 and the Company are paid compensation for the promotion and sale of the policies. Registered representatives who solicit sales of the policy typically receive a portion of the compensation payable to the broker-dealer firm, depending on the agreement between the firm and the registered representatives. A broker-dealer firm or registered representative of a firm may receive different compensation for selling one product over another and/or may be inclined to favor or disfavor one product provider over another product provider due to differing compensation rates.
Compensation paid on the policies, as well as other incentives or payments, is not assessed as an additional direct charge to policy owners or the Separate Account. Instead, you pay for sales and distribution expenses through overall charges and fees assessed under your policy. For example, front end sales charges, per thousand sales loads, and /or any profits the Company may realize through assessing the mortality and expense risk charge under your policy may be used to pay for sales and distribution expenses. The Company may also pay for sales and distribution expenses out of any payments the Company or 1851 may receive from the Funds for providing administrative, marketing and other support and services to the Funds.
The amount and timing of overall compensation, which includes both commissions and the additional compensation as outlined below, may vary depending on the selling and other agreements in place. The additional compensation or reimbursement we pay to certain broker-dealers may be paid in the form of flat fees. However, these payments may be represented as a percentage of expected premium payments. Sales commissions will be paid to registered representatives on purchase payments we receive under these policies. The Company will pay up to a maximum total sales commission of up to 115% of target premium payments in the first policy year, up to 20% of excess target premium payments in the first policy year, up to 20% of target premium payments in the following policy years, and asset based fees of up to 0.25% of policy value in the following policy years.
Percentage of Premium Payment
We generally pay compensation as a percentage of premium payments invested in the policy (“commissions”). In addition, we pay periodic asset-based commission based on all or a portion of the policy value. The amount of commissions we pay may vary depending on the selling agreement.
Promotional Incentives and Payments
To the extent permitted by FINRA rules and other applicable laws and regulations, 1851 may pay or allow other promotional incentives or payments in the form of cash or other compensation.

* This is intended as an inactive textual reference only.

APPENDIX A – Investment Options

Please note: This information is intended to provide a brief summary of each fund’s investment objective and advisor information. For more detailed information regarding each fund you should consult the fund prospectus which can be found on our website, www.phoenixwm.com*, or requested by writing to us at PO Box 8027, Boston, MA 02266-8027 or calling 1-800-541-0171. Not all funds listed here may be currently offered or available with your product. Please refer to the footnotes below and page one of your product prospectus for a list of the funds available with your product.
Fund Name	Investment Objective	Investment Advisor / Subadvisor
Alger Capital Appreciation Portfolio[1,2]	Long term capital appreciation	Fred Alger Management, Inc.
AB VPS Balanced Wealth Strategy Portfolio [3]	Achieve the highest total return consistent with the Adviser’s determination of reasonable risk.	AllianceBernstein L.P.
Calvert VP S&P MidCap 400 Index Portfolio	Seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P MidCap 400 Index	Calvert Investment Management, Inc.
		Subadvisor:	Ameritas Investment Partners, Inc.
Deutsche Equity 500 Index VIP [4]	Seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Standard & Poor’s 500 Composite Stock Price Index, which emphasizes stocks of large US companies	Deutsche Investment Management Americas Inc.
		Subadvisor:	Northern Trust Investments, Inc.
Deutsche Small Cap Index VIP [5]	Seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small US companies	Deutsche Investment Management Americas Inc.
		Subadvisor:	Northern Trust Investments, Inc.
Federated Fund for U.S. Government Securities II	The Fund’s investment objective is to provide current income.	Federated Investment Management Company
Federated High Income Bond Fund II	The Fund’s investment objective is to seek high current income.	Federated Investment Management Company
Federated Prime Money Fund II	The Fund is a money market fund that seeks to maintain a stable net asset value (NAV) of $1.00 per Share. The Fund’s investment objective is to provide current income consistent with stability of principal and liquidity.	Federated Investment Management Company
Fidelity ® VIP Contrafund® Portfolio	Long-term capital appreciation	Fidelity Management & Research Company
		Subadvisor:	FMR Co., Inc.
Fidelity ® VIP Growth Opportunities Portfolio	Capital growth	Fidelity Management & Research Company
		Subadvisor:	FMR Co., Inc.
Fidelity ® VIP Growth Portfolio	Capital appreciation	Fidelity Management & Research Company
		Subadvisor:	FMR Co., Inc.
Fidelity ® VIP Investment Grade Bond Portfolio	As high a level of current income as is consistent with the preservation of capital	Fidelity Management & Research Company
		Subadvisor:	Fidelity Investments Money Management, Inc.
Franklin Flex Cap Growth VIP Fund	Seeks capital appreciation. Under normal market conditions, the fund invests predominantly in equity securities of companies that the investment manager believes have the potential for capital appreciation.	Franklin Advisers, Inc.
Franklin Income VIP Fund	Seeks to maximize income while maintaining prospects for capital appreciation. Under normal market conditions, the fund invests in both equity and debt securities.	Franklin Advisers, Inc.
Franklin Mutual Shares VIP Fund	Seeks capital appreciation with income as a secondary goal. Under normal market conditions, the fund invests primarily in U.S. and foreign equity securities that the investment manager believes are undervalued.	Franklin Mutual Advisers, LLC
Guggenheim VT Long Short Equity Fund[1,2]	Seeks long-term capital appreciation.	Guggenheim Investments
Ibbotson Aggressive Growth ETF Asset Allocation Portfolio	Capital appreciation	ALPS Advisors, Inc.
		Subadvisor:	Ibbotson Associates, Inc.
Ibbotson Balanced ETF Asset Allocation Portfolio	Capital appreciation and some current income	ALPS Advisors, Inc.
		Subadvisor:	Ibbotson Associates, Inc.
Ibbotson Growth ETF Asset Allocation Portfolio	Capital appreciation	ALPS Advisors, Inc.
		Subadvisor:	Ibbotson Associates, Inc.
Ibbotson Income and Growth ETF Asset Allocation Portfolio	Current income and capital appreciation	ALPS Advisors, Inc.
		Subadvisor:	Ibbotson Associates, Inc.
Invesco V.I. American Franchise Fund	Capital growth	Invesco Advisers, Inc.
Invesco V.I. Equity and Income Fund	Capital appreciation and current income	Invesco Advisers, Inc.
Invesco V.I. Core Equity Fund[1,2]	Long term growth of capital	Invesco Advisers, Inc.
Invesco V.I. Mid Cap Core Equity Fund[1,2]	Long term growth of capital	Invesco Advisers, Inc.

Fund Name	Investment Objective	Investment Advisor / Subadvisor
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio[1,2]	Long term capital appreciation	Lazard Asset Management LLC
Lord Abbett Series Fund Bond Debenture Portfolio	High current income and the opportunity for capital appreciation to produce a high total return	Lord, Abbett & Co. LLC
Lord Abbett Series Fund Growth and Income Portfolio	Long-term growth of capital and income without excessive fluctuations in market value	Lord, Abbett & Co. LLC
Lord Abbett Series Fund Mid Cap Stock Portfolio	Capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace	Lord, Abbett & Co. LLC
Neuberger Berman Advisors Management Trust Guardian Portfolio	Long term growth of capital; current income is a secondary goal	Neuberger Berman Management LLC
		Subadvisor:	Neuberger Berman LLC
Neuberger Berman Advisors Management Trust Small Cap Growth Portfolio	Long term capital growth; the Portfolio Manager also may consider a company’s potential for current income prior to selecting it for the Fund.	Neuberger Berman Management LLC
		Subadvisor:	Neuberger Berman LLC
Oppenheimer Capital Appreciation Fund/VA	Capital appreciation	OFI Global Asset Management, Inc..
		Subadvisor:	OppenheimerFunds, Inc.
Oppenheimer Global Fund/VA	Capital appreciation	OFI Global Asset Management, Inc..
		Subadvisor:	OppenheimerFunds, Inc.
Oppenheimer Main Street Small Cap Fund® / VA	Capital appreciation	OFI Global Asset Management, Inc..
		Subadvisor:	OppenheimerFunds, Inc.
PIMCO VIT CommodityRealReturn® Strategy Portfolio	Maximum real return consistent with prudent investment management.	Pacific Investment Management Company LLC
PIMCO VIT Real Return Portfolio	Maximum real return, consistent with preservation of real capital and prudent investment management.	Pacific Investment Management Company LLC
PIMCO VIT Total Return Portfolio	Maximum total return, consistent with preservation of capital and prudent investment management.	Pacific Investment Management Company LLC
Rydex VT Inverse Government Long Bond Strategy Fund[1,2]	Seeks to provide total returns that inversely correlate, before fees and expenses, to the price movements of a benchmark for U.S. Treasury debt instruments or futures contracts on a specified debt instrument on a daily basis. The fund’s current benchmark is the daily price movement of the Long Treasury Bond. The fund does not seek to achieve its investment objective over a period of time greater than one day.	Guggenheim Investments
Rydex VT Nova Fund[1,2]	Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The fund’s current benchmark is 150% of the performance of the S&P 500® Index. The fund does not seek to achieve its investment objective over a period of time greater than one day.	Guggenheim Investments
Sentinel Variable Products Balanced Fund	Seeks a combination of growth of capital and current income, with relatively low risk and relatively low fluctuations in value	Sentinel Asset Management, Inc.
Sentinel Variable Products Bond Fund	Seeks high current income while seeking to control risk	Sentinel Asset Management, Inc.
Sentinel Variable Products Common Stock Fund	Seeks a combination of growth of capital, current income, growth of income and relatively low risk as compared with the stock market as a whole	Sentinel Asset Management, Inc.
Sentinel Variable Products Mid Cap Fund	Seeks growth of capital	Sentinel Asset Management, Inc.
Sentinel Variable Products Small Company Fund	Seeks growth of capital	Sentinel Asset Management, Inc.
Templeton Developing Markets VIP Fund	Seeks long-term capital appreciation. Under normal market conditions, the fund invests at least 80% of its net assets in emerging markets investments.	Templeton Asset Management Ltd.
Templeton Foreign VIP Fund	Seeks long-term capital growth. Under normal market conditions, the fund invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets.	Templeton Investment Counsel, LLC
Templeton Growth VIP Fund	Seeks long-term capital growth. Under normal market conditions, the fund invests predominantly in equity securities of companies located anywhere in the world, including emerging markets.	Templeton Global Advisors Limited
Virtus Capital Growth Series	Long-term growth of capital.	Virtus Investment Advisers, Inc.
		Subadvisor:	New Fleet Asset Management LLC
Virtus Growth & Income Series	Capital appreciation and current income	Virtus Investment Advisers, Inc.
		Subadvisor:	Euclid Advisors LLC

Fund Name	Investment Objective	Investment Advisor / Subadvisor
Virtus International Series	High total return consistent with reasonable risk	Virtus Investment Advisers, Inc.
		Subadvisor:	Aberdeen Asset Management Inc.
Virtus Multi-Sector Fixed Income Series	Long-term total return	Virtus Investment Advisers, Inc.
		Subadvisor:	New Fleet Asset Management LLC
Virtus Real Estate Securities Series	Capital appreciation and income with approximately equal emphasis	Virtus Investment Advisers, Inc.
		Subadvisor:	Duff & Phelps Investment Management Company
Virtus Small-Cap Growth Series	Long-term capital growth	Virtus Investment Advisers, Inc.
		Subadvisor:	Kayne Anderson Rudnick Investment Management LLC
Virtus Small-Cap Value Series	Long-term capital appreciation.	Virtus Investment Advisers, Inc.
		Subadvisor:	Kayne Anderson Rudnick Investment Management LLC
Virtus Strategic Allocation Series	High total return over an extended period of time consistent with prudent investment risk	Virtus Investment Advisers, Inc.
		Subadvisor(s):	Euclid Advisors LLC (equity portion) and New Fleet Asset Management LLC (fixed income portion)
Wanger International	Long-term growth of capital	Columbia Wanger Asset Management, LLC
Wanger International Select	Long-term growth of capital	Columbia Wanger Asset Management, LLC
Wanger Select	Long-term growth of capital	Columbia Wanger Asset Management, LLC
Wanger USA	Long-term growth of capital	Columbia Wanger Asset Management, LLC
[1]	This fund was closed to new investors on May 1, 2006.
[2]	Contract/policy owners who had value allocated to a fund before its applicable closure date, the following restrictions apply: (1) only regular premium payments are allowed into the fund; (2) no transfers from other funds are allowed into the fund; (3) existing allocation percentages may only be reduced and the fund may not be added to an allocation schedule; (4) existing DCA percentages may only be reduced and the fund may not be added to a DCA allocation schedule; and (5) existing rebalancing percentages may only be reduced and the fund may not be added to the rebalancing allocation schedule.
[3]	Name change effective May 1, 2015. Previously known as AllianceBernstein VPS Balanced Wealth Strategy Portfolio.
[4]	Name change effective August 11, 2014. Previously known as DWS Equity 500 Index VIP.
[5]	Name change effective August 11, 2014. Previously known as DWS Small Cap Index VIP.
*	This is intended as an inactive textual reference only.

PHL Variable Insurance Company
PO Box 22012
Albany, NY 12201-2012
Additional information about the Phoenix Joint Edge® VUL (the “Policy”) and the PHLVIC Variable Universal Life Account (the “Separate Account”) is contained in the Statement of Additional Information (“SAI”) dated June 5, 2015, which has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference into this prospectus.
The SAI, personalized illustrations of death benefits, cash surrender values and cash values are available, without charge, upon request. Inquiries and requests for the SAI and other requests should be directed in writing to Phoenix Variable Products Mail Operations, PO Box 8027, Boston, Massachusetts 02266-8027, or by telephone (800) 541-0171 or, you can download copies from The Phoenix Companies, Inc. web site: phoenixwm.com*.
Information about the Separate Account, including the SAI, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling the SEC at (202) 942-8090. Reports and other information about the Separate Account are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC Public Reference Section, 100 F Street, NE, Room 1580, Washington, D.C. 20549.
PHL Variable Insurance Company
A member of The Phoenix Companies, Inc.
phoenixwm.com
08JE
Investment Company Act File No. 811-09065
L4951PR©2015 The Phoenix Companies, Inc.	2015

PART B
Phoenix Joint Edge® VUL
PHLVIC Variable Universal Life Account
Issued by: PHL Variable Insurance Company
STATEMENT OF ADDITIONAL INFORMATION	June 5, 2015

Flexible Premium Fixed and Variable Universal Life Insurance Policy
This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the prospectus, dated June 5, 2015. You may obtain a copy of the prospectus without charge by contacting PHL Variable Insurance Company (“PHL Variable”) at the address or telephone number below or by visiting our website at www.phoenixwm.com*. Defined terms used in the current prospectus are incorporated in this SAI.

If you have any questions, please contact us at our Main Administrative Office:
Phoenix Variable Products Mail Operations (“VPMO”) PO Box 8027 Boston, Massachusetts 02266-8027	Tel. (800) 541-0171
1

PHL Variable Insurance Company

PHL Variable Insurance Company (“PHL Variable”) provides life insurance and annuity products to individual and institutional customers. PHL Variable is organized as a Connecticut stock company. It was incorporated in Connecticut on July 15, 1981. PHL Variable is a wholly-owned subsidiary of Phoenix Life Insurance Company, a New York stock life insurance company, which, in turn, is a wholly-owned subsidiary of The Phoenix Companies, Inc., a publicly traded Delaware corporation. Our executive and administrative office is at One American Row, Hartford, CT 06102-5056.
The Separate Account

PHL Variable established the PHLVIC Variable Universal Life Account (“Separate Account”) as a separate account under Connecticut insurance law on September 10, 1998. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”) under which it meets the definition of a “separate account.”
The Separate Account purchases shares in mutual funds called “underlying funds.” The Separate Account is divided into sections called “investment options.” There is a corresponding investment option for each underlying fund in which the Separate Account invests. You do not invest directly in the underlying funds. Instead, the account value you allocate to the Separate Account purchases “units” of the Separate Account. The units are allocated to the investment option of your choice. Each time you buy units of the Separate Account, the Separate Account purchases shares of the corresponding underlying fund. The value of your units will vary. Please refer to “Determination of Investment Option Values” located in this section for more details on unit values.
The shares of the underlying funds are not offered for sale to the general public. The underlying funds are used exclusively in variable life insurance and annuity products. The underlying funds will perform differently than mutual funds offered to the general public because the underlying funds may not make the same investments or have the same charges as mutual funds available to the general public.
PHL Variable does not guarantee the investment performance of the Separate Account or any of its investment options. The policy value allocated to the Separate Account depends on the investment performance of the underlying funds. As policy owner, you bear the full investment risk for all monies invested in the Separate Account.
All income, gains or losses, credited to or charged against the Separate Account reflect the Separate Account’s own investment experience and not the investment experience of PHL Variable’s other assets. The assets of the Separate Account may not be used to pay liabilities of PHL Variable other than those arising from the variable life insurance policies issued by the Separate Account.
Reinvestment and Redemption
All dividend distributions of a fund are automatically reinvested in shares of the fund at their net asset value on the date of distribution; any capital gains distributions of a fund are likewise reinvested at the net asset value on the record date. PHL Variable redeems fund shares at their net asset value to the extent necessary to make payments under the policy.
Substitution of Investments
We reserve the right to make additions to, deletions from, or substitutions for the investments held by the Separate Account, subject to compliance with the law as currently applicable or as subsequently changed.
If the shares of any of the portfolios of a fund should no longer be available for investment, or, if in our judgment, further investment in shares of any of the portfolios becomes inappropriate in view of the objectives of the policy, then we may substitute shares of another fund for shares already purchased, or to be purchased in the future. No substitution of fund shares held by the Separate Account may take place without prior approval of the SEC and prior notice to you. In the event of a substitution, you will be given the option of transferring the policy value from the affected investment option to another investment option without penalty.
Determination of Investment Option Values
We establish the unit value of each investment option on the first valuation date of that investment option. The unit value of an investment option on any other valuation date is determined by multiplying the unit value of that investment option on the previous valuation date by the net investment factor for that investment option for the then current valuation period. The unit value of each investment option on a day other than a valuation date is the unit value on the next valuation date. Unit values are carried to six decimal places. The unit value of each investment option on a valuation date is determined at the end of that day.
The net investment factor for each investment option is determined by the investment performance of the assets held by the investment option during the valuation period. Each valuation will follow applicable law and accepted procedures. The net investment factor is determined by the formula:
(A) + (B)	– (D) where:
(C)
(A)	=	the value of the assets in the investment option on the current valuation date, including accrued net investment income and realized and unrealized capital gains and losses, but excluding the net value of any transactions during the current valuation period.
2

(B)	=	the amount of any dividend (or, if applicable, any capital gain distribution) received by the investment option if the “ex-dividend” date for shares of the fund occurs during the current valuation period.
(C)	=	the value of the assets in the investment option as of the just prior valuation date, including accrued net investment income and realized and unrealized capital gains and losses, and including the value of all transactions during the valuation period ending on that date.
(D)	=	Any charges for taxes on income and capital gains plus charges for changes in tax reserves for the current valuation period, per $1 of assets in the investment option. These charges will only be deducted if, in the future, the Separate Account becomes liable for them.
The number of units credited to an investment option of the Separate Account will be determined by dividing the portion of the net premium applied to that investment option by the unit value of the investment option on the payment date.
Underwriter

1851 Securities, Inc. (“1851”) is the principal underwriter and national distributor for the contracts pursuant to an underwriting agreement dated January 1, 2012. 1851 is an affiliate of PHL Variable. 1851 is contracted as underwriter, to offer these contracts on a continuous basis however, these contracts are no longer for sale. 1851 is not compensated for any underwriting commissions. All underwriting commissions costs are borne directly by PHL Variable. 1851’s principal business address is One American Row, Hartford, CT 06102-5056.
Services

Administrative, Marketing and Support Services
PHL Variable and/or the principal underwriter for the policies have entered into agreements with the investment adviser, subadviser, distributor, and/or affiliated companies of most of the underlying funds for providing certain administrative, marketing, or other support services to the underlying funds.
These payments reflect in part service expense savings derived by the funds by having a sole shareholder rather than multiple shareholders in connection with the Separate Account’s investments in the funds. Proceeds of these payments may be used for any corporate purpose, including payment of expenses that PHL Variable and the principal underwriter for the policies incur in promoting, issuing, distributing and administering the policies.
The payments are generally based on a percentage of the average assets of each underlying fund allocated to the variable investment options under the policy or other policies offered by the PHL Variable. Aggregate fees relating to the different underlying funds vary and may be as much as 0.40% of the average net assets of an underlying fund attributable to the policies.
Other Service Providers
Under an Administrative and Accounting Services Agreement between BNY Mellon (“BNY Mellon”) (formerly PNC Global Investment Servicing) and the Company, BNY Mellon provides certain services related to the Separate Account. These services include computing investment option unit value for each Investment option of the Separate Account on each valuation date, preparing annual financial statements for the Separate Account, filing the Separate Account annual reports on Form N-SAR with the SEC, and maintaining certain books and records required by law on behalf of the Separate Account. The Company pays BNY Mellon fees for these services. The total fee includes a flat annual charge per investment option, an annual base fee for the Company and its affiliates utilizing the services, and license and service fees for certain software used in providing the services. During the last three fiscal years, the Company and insurance company affiliates of the Company have paid BNY Mellon the fees listed below for services provided to the Separate Account, other investment options of the Company, and investment options of insurance company affiliates of the Company.
Year Ended December 31,	Fee Paid
2012	$450,503.87
2013	$458,488.47
2014	$462,799.76

Phoenix Life Insurance Company, PHL Variable Insurance Company and Phoenix Life and Annuity Company (collectively the “Phoenix Companies”) have entered into an agreement with Alliance-One Services, Inc., 8616 Freeport Parkway, Irving, Texas 75063 (“Alliance-One”) wherein Alliance-One has agreed to provide the Phoenix Companies with claim processing services.
Alliance-One began providing claim processing services to the Phoenix Companies during the 2008 calendar year. The fees below were paid during the last three fiscal years for such services.
3

Year Ended December 31,	Fee Paid
2012	$10,657
2013	$0
2014	$0

Information Sharing Agreements

PHL Variable has entered into information sharing agreements with the underlying funds as required by Rule 22c-2 of the Investment Company Act of 1940. The purpose of the information sharing is to monitor and, if necessary, warn and restrict policy owners who may be engaging in disruptive trading practices as determined by PHL Variable or the underlying funds in accordance with their established policies.
Performance History/Calculation of Yield and Return

For detailed performance history, please visit our website at www.phoenixwm.com*. The rates of return shown are not an estimate nor are they a guarantee of future performance. The performance history shown is solely for the underlying investment portfolios. They do not illustrate how actual performance will affect the benefits under your policy because they do not account for any of the charges and deductions that apply to your policy value.
Yield of the Federated Prime Money Fund II Investment Option. We calculate the yield of the Federated Prime Money Fund II for a 7-day “base period” by determining the “net change in value” of a hypothetical pre-existing account. We assume the hypothetical account had an initial balance of one share of the series at the beginning of the base period. We then determine what the value of the hypothetical account would have been at the end of the 7-day base period. We assume no policy charges were deducted from the hypothetical account. The end value minus the initial value gives us the net change in value for the hypothetical account. The net change in value can then be divided by the initial value giving us the base period return (one week’s return). To find the equivalent annual return we multiply the base period return by 365/7. The equivalent effective annual yield differs from the annual return because we assume all returns are reinvested in the investment option. We carry results to the nearest hundredth of one percent.
Example Calculation:
The following example of a return/yield calculation for the Federated Prime Money Fund II is based on the 7-day period ending December 31, 2014:
Value of hypothetical pre-existing account with exactly one unit at the beginning of the period:	$1.000000
Value of the same account (excluding capital changes) at the end of the 7-day period:	1.000000
Calculation:
Ending account value	1.000000
Less beginning account value	1.000000
Net change in account value	0.000000
Base period return: (adjusted change/beginning account value)	0.000000
Current annual yield = return x (365/7) =	0.00%
Effective annual yield = [(1 + return)365/7 ] – 1 =	0.00%
The current yield and effective yield information will fluctuate. Yield and return information may not provide a suitable basis for comparison with bank deposits or other investments which are insured and/or pay a fixed yield for a stated period of time, or other investment companies, due to charges which will be deducted on the Separate Account level.
Total Return: We will usually advertise the average annual total return for an investment option calculated for one year, three years, five years, ten years and since the inception date of the underlying portfolio. We assume the reinvestment of all distributions at net asset value but do not account for the deduction of any of the daily or monthly charges made under the policy.
Performance is the compounded return for the time period indicated, net of all fund level fees. Returns for the periods greater than one year are annualized. Performance does not include the effects of product charges, including any or all of the following: issue, sales and tax charges; mortality and expense risk fees; cost of insurance charges; administrative and transfer fees; and surrender charges. If these charges were reflected in these returns, performance would be significantly lower than shown. Please obtain a personalized illustration by contacting your registered representative. The illustration will show all applicable charges deducted, including the cost of insurance.
4

Since investment option performance fluctuates, the policy value, when redeemed, may be worth more or less than the original cost. Withdrawals will affect the policy value and death benefit. You may obtain a copy of the most up-to-date performance numbers from your registered representative.
We may include information about a series’ or an advisor’s investment strategies and management style in advertisements, sales literature and other communications. An advisor may alter investment strategies and style in response to changing market and economic conditions. A fund may advertise all or part of a series’ portfolio holdings, including holdings in specific industries. A fund may also separately illustrate the income and capital gains portions of a series’ total return. A fund may also advertise performance by dividing returns into equity and debt components.
A series may compare its returns to any of a number of well-known benchmarks of market performance; including, but not limited to:
The Dow Jones Industrial AverageSM (“DJIA”)
CS First Boston High Yield Index
Citigroup Corporate Index
Citigroup Government Bond Index
Standard & Poor’s 500 Index® (“S&P 500”)
Each investment option may include its yield and total return in advertisements or communications with current or prospective policy owners. Each investment option may also include in such advertisements, its ranking or comparison to similar mutual funds by such organizations as:
Lipper Analytical Services
Morningstar, Inc.
Thomson Financial
A fund may also compare a series’ performance to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in such publications as:
Barron’s
Bloomberg Businessweek
Consumer Reports
Financial Planning
Financial Services Weekly
Forbes
Fortune
Investor’s Business Daily
Kiplinger’s Personal Finance
Money
The New York Times
Personal Investor
Registered Rep
U.S. News and World Report
The Wall Street Journal
The DJIA is an unweighted index of 30 industrial “blue chip” U.S. stocks. It is the oldest continuing U.S. market index. The 30 stocks now in the DJIA are both widely-held and a major influence in their respective industries. The average is computed in such a way as to preserve its historical continuity and account for such factors as stock splits and periodic changes in the components of the index. The editors of The Wall Street Journal select the component stocks of the DJIA.
The S& P 500 is a free-float market capitalization weighted index composed of 500 stocks chosen for market size, liquidity, and industry group representation. It is one of the most widely used indicators of U.S. stock market performance. The composition of the S&P 500 changes from time to time. Standard & Poor’s Index Committee makes all decisions about the S&P 500.
Weighted and unweighted indices: A market-value, or capitalization, weighted index uses relative market value (share price multiplied by the number of shares outstanding) to “weight” the influence of a stock’s price on the index. Simply put, larger companies’ stock prices influence the index more than smaller companies’ stock prices. An unweighted index (such as the DJIA) uses stock price alone to determine the index value. A company’s relative size has no bearing on its impact on the index.
The funds’ annual reports, available upon request and without charge, contain a discussion of the performance of the funds and a comparison of that performance to a securities market index. You may obtain an Annual Report by contacting your registered representative or VULA at the address and telephone number on page one.
5

Additional Information about Charges

Reduction in Charges
We may reduce or eliminate the mortality and expense risk charge, monthly administrative charge, monthly cost of insurance charges, surrender charges or other charges normally assessed where we expect that factors below will result in savings of sales, underwriting, administrative or other costs.
Eligibility for the amount of these reductions will be determined by a number of factors including:
❖	the number of insureds,
❖	total premiums expected to be paid,
❖	total assets under management for the policyowner,
❖	the nature of the relationship among individual insureds,
❖	the purpose for which the policies are being purchased,
❖	where there is a preexisting relationship with us, such as being an employee of PHL Variable or its affiliates and their spouses; or employees or agents who retire from PHL Variable or its affiliates or 1851, or its affiliates or registered representatives of the principal underwriter and registered representatives of broker-dealers with whom 1851 has selling agreements,
❖	internal transfers from other policies or contracts issued by the company or an affiliate, or making transfers of amounts held under qualified plans sponsored by the company or an affiliate, and
❖	other circumstances which in our opinion are rationally related to the expected reduction in expenses.
Any variations in the charge structure will be determined in a uniform manner, reflecting differences in costs of services and not unfairly discriminatory to policyholders.
Safekeeping of the Separate Account’s Assets

We hold the assets of the Separate Account separate and apart from our General Account. We maintain records of all purchases and redemptions of fund shares.
State Regulation

We are subject to the provisions of the Connecticut insurance laws applicable to life insurance companies and to regulation and supervision by the Connecticut Superintendent of Insurance. We also are subject to the applicable insurance laws of all the other states and jurisdictions in which we do insurance business.
State regulation of PHL Variable includes certain limitations on investments we may make, including investments for the Separate Account and the Guaranteed Interest Account. State regulation does not include any supervision over the Separate Account’s investment policies.
Reports

We will provide all policy owners with all reports required by the 1940 Act and related regulations or by any other applicable law or regulation.
Financial Support Arrangement

Phoenix Life has a financial support arrangement with PHL Variable. Under this arrangement, Phoenix Life will contribute capital to PHL Variable in the event that PHL Variable's combined capital and surplus falls below $10 Million and/or PHL Variable's adjusted capital falls below 250% of risk based capital. This arrangement is not evidence of indebtedness or an obligation or liability of Phoenix Life to the owner of a PHL Variable contract and does not provide the owner of a PHL Variable contract with recourse against Phoenix Life. Phoenix Life's audited GAAP financial statements for the year ended December 31, 2014 are included in this Statement of Additional Information and are available and posted on our website at www.phoenixwm.com* under “Products/Product Prospectuses.”
Experts

The financial statements of each of the investment options of PHLVIC Variable Universal Life Account which include the statements of assets and liabilities as of December 31, 2014, the results of each of their operations for the period then ended, the changes in net assets for each of the periods then ended, and the financial highlights for each of the periods indicated, the financial statements of PHL Variable
6

Insurance Company as of December 31, 2014 and 2013, and for each of the three years in the period ended December 31, 2014, and the consolidated financial statements of Phoenix Life Insurance Company as of December 31, 2014 and 2013, and for each of the three years in the period ended December 31, 2014 included in this Prospectus and in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

* This is intended as an inactive textual reference only.
7

ANNUAL REPORT
PHLVIC VARIABLE UNIVERSAL
LIFE ACCOUNT
December 31, 2014

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2014
	Alger Capital Appreciation Portfolio - Class I-2 Shares		Calvert VP S&P MidCap 400 Index Portfolio – Class I Shares		Deutsche Equity 500 Index VIP – Class A		Deutsche Small Cap Index VIP – Class A
Assets:
Investments at fair value	$ 192,449		$ 323,133		$ 5,608,093		$ 81,894
Total assets	$ 192,449		$ 323,133		$ 5,608,093		$ 81,894
Total net assets	$ 192,449		$ 323,133		$ 5,608,093		$ 81,894
Units outstanding	25,969		160,352		1,201,373		43,280
Investment shares held	2,697		3,375		274,772		4,728
Investments at cost	$ 104,741		$ 275,008		$ 3,742,083		$ 67,130
	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding
Phoenix Benefit Choice VULSM	$ -	-	$ 2.02	3,995	$ 1.62	82,591	$ 1.91	3,858
Phoenix Express VUL®	$ -	-	$ -	-	$ 2.04	88,635	$ 1.85	13,933
Phoenix Joint Edge® VUL	$ -	-	$ -	-	$ 1.85	12,558	$ 1.87	582
The Phoenix Edge® – SVUL	$ -	-	$ 2.02	65,475	$ 5.18	129,412	$ -	-
The Phoenix Edge® – VUL	$ 7.41	25,969	$ 2.02	90,882	$ 5.18	888,177	$ 1.91	24,907

	Federated Fund for U.S. Government Securities II		Federated High Income Bond Fund II – Primary Shares		Federated Prime Money Fund II		Fidelity ® VIP Contrafund® Portfolio – Service Class
Assets:
Investments at fair value	$ 4,588,687		$ 772,720		$ 4,081,939		$ 4,032,748
Total assets	$ 4,588,687		$ 772,720		$ 4,081,939		$ 4,032,748
Total net assets	$ 4,588,687		$ 772,720		$ 4,081,939		$ 4,032,748
Units outstanding	1,563,632		164,060		4,082,633		785,923
Investment shares held	412,652		111,826		4,081,939		108,320
Investments at cost	$ 4,637,113		$ 721,269		$ 4,081,939		$ 3,089,268
	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding
Phoenix Benefit Choice VULSM	$ 1.30	93,050	$ 1.72	7,101	$ 1.00	1,936,199	$ 1.54	165,595
Phoenix Express VUL®	$ 1.38	141,518	$ 1.96	22,296	$ 0.98	31,004	$ 2.26	24,255
Phoenix Joint Edge® VUL	$ 1.29	18,749	$ 1.76	5,397	$ 1.00	379,035	$ 1.78	3,400
The Phoenix Edge® – SVUL	$ 3.24	38,904	$ 5.47	8,457	$ 1.00	672,542	$ 6.27	97,444
The Phoenix Edge® – VUL	$ 3.24	1,271,411	$ 5.47	120,809	$ 1.00	1,063,853	$ 6.27	495,229
The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2014
(Continued)
	Fidelity ® VIP Growth Opportunities Portfolio – Service Class		Fidelity ® VIP Growth Portfolio – Service Class		Fidelity ® VIP Investment Grade Bond Portfolio – Service Class		Franklin Income VIP Fund – Class 2
Assets:
Investments at fair value	$ 9,320,556		$ 1,611,129		$ 2,204,104		$ 2,105,326
Total assets	$ 9,320,556		$ 1,611,129		$ 2,204,104		$ 2,105,326
Total net assets	$ 9,320,556		$ 1,611,129		$ 2,204,104		$ 2,105,326
Units outstanding	3,349,297		381,966		1,518,272		1,287,708
Investment shares held	278,558		25,444		174,100		131,583
Investments at cost	$ 4,322,743		$ 801,589		$ 2,150,491		$ 1,941,757
	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding
Phoenix Benefit Choice VULSM	$ 1.58	1,683,719	$ 1.48	46,421	$ 1.43	472,671	$ 1.49	327,941
Phoenix Express VUL®	$ 2.17	99,567	$ 2.13	5,355	$ 1.43	29,822	$ 1.65	94,735
Phoenix Joint Edge® VUL	$ 1.87	557,253	$ 1.70	25,980	$ 1.43	352,103	$ 1.59	188,471
The Phoenix Edge® – SVUL	$ 5.35	47,429	$ 4.89	8,718	$ 1.48	29,084	$ 1.72	119,471
The Phoenix Edge® – VUL	$ 5.35	961,329	$ 4.89	295,492	$ 1.48	634,592	$ 1.72	557,090

	Franklin Mutual Shares VIP Fund – Class 2		Guggenheim Long Short Equity Fund		Ibbotson Aggressive Growth ETF Asset Allocation Portfolio – Class II		Ibbotson Balanced ETF Asset Allocation Portfolio – Class II
Assets:
Investments at fair value	$ 3,249,742		$ 9,760		$ 2,161,759		$ 1,972,803
Total assets	$ 3,249,742		$ 9,760		$ 2,161,759		$ 1,972,803
Total net assets	$ 3,249,742		$ 9,760		$ 2,161,759		$ 1,972,803
Units outstanding	1,135,776		4,940		1,539,918		1,501,007
Investment shares held	143,794		647		184,924		172,297
Investments at cost	$ 2,523,309		$ 6,541		$ 1,665,656		$ 1,766,387
	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding
Phoenix Benefit Choice VULSM	$ 1.37	383,389	$ -	-	$ 1.40	144,363	$ 1.32	195,258
Phoenix Express VUL®	$ 1.79	99,067	$ -	-	$ -	-	$ 1.29	219,812
Phoenix Joint Edge® VUL	$ 1.61	179,021	$ -	-	$ 1.40	5,763	$ 1.32	4,870
The Phoenix Edge® – SVUL	$ 4.76	71,384	$ -	-	$ 1.40	14,263	$ 1.32	94,327
The Phoenix Edge® – VUL	$ 4.76	402,915	$ 1.98	4,940	$ 1.40	1,375,529	$ 1.32	986,740
The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2014
(Continued)
	Ibbotson Growth ETF Asset Allocation Portfolio – Class II		Ibbotson Income and Growth ETF Asset Allocation Portfolio – Class II		Invesco V.I. American Franchise Fund – Series I Shares		Invesco V.I. Core Equity Fund – Series I Shares
Assets:
Investments at fair value	$ 3,597,245		$ 260,509		$ 2,565,938		$ 510,747
Total assets	$ 3,597,245		$ 260,509		$ 2,565,938		$ 510,747
Total net assets	$ 3,597,245		$ 260,509		$ 2,565,938		$ 510,747
Units outstanding	2,611,435		213,118		1,715,285		275,961
Investment shares held	323,493		22,912		46,755		12,454
Investments at cost	$ 3,132,699		$ 243,491		$ 1,746,808		$ 313,052
	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding
Phoenix Benefit Choice VULSM	$ 1.38	666,426	$ 1.23	15,048	$ 1.50	16,034	$ -	-
Phoenix Express VUL®	$ 1.35	361,225	$ 1.20	24,439	$ 1.48	49,159	$ -	-
Phoenix Joint Edge® VUL	$ 1.38	141,173	$ 1.23	7,996	$ 1.50	9,142	$ -	-
The Phoenix Edge® – SVUL	$ -	-	$ -	-	$ 1.50	129,598	$ 1.85	6,841
The Phoenix Edge® – VUL	$ 1.38	1,442,611	$ 1.23	165,635	$ 1.50	1,511,352	$ 1.85	269,120

	Invesco V.I. Equity and Income Fund – Series II Shares		Invesco V.I. Mid Cap Core Equity Fund –Series I Shares		Lazard Retirement U.S. Small-Mid Cap Equity Portfolio – Service Shares		Lord Abbett Series Fund Bond Debenture Portfolio – Class VC Shares
Assets:
Investments at fair value	$ 118,167		$ 136,871		$ 194,484		$ 451,785
Total assets	$ 118,167		$ 136,871		$ 194,484		$ 451,785
Total net assets	$ 118,167		$ 136,871		$ 194,484		$ 451,785
Units outstanding	68,253		69,104		90,660		235,193
Investment shares held	6,265		9,735		23,776		37,997
Investments at cost	$ 91,355		$ 133,298		$ 300,342		$ 433,572
	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding
Phoenix Benefit Choice VULSM	$ 1.59	18,936	$ -	-	$ -	-	$ 1.66	36,781
Phoenix Joint Edge® VUL	$ 1.76	2,015	$ -	-	$ -	-	$ 1.69	3,153
The Phoenix Edge® – SVUL	$ -	-	$ -	-	$ -	-	$ 1.97	8,146
The Phoenix Edge® – VUL	$ 1.79	47,302	$ 1.98	69,104	$ 2.15	90,660	$ 1.97	187,113
The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2014
(Continued)
	Lord Abbett Series Fund Growth and Income Portfolio – Class VC Shares		Lord Abbett Series Fund Mid Cap Stock Portfolio – Class VC Shares		Neuberger Berman AMT Guardian Portfolio – S Class		Neuberger Berman AMT Small Cap Growth Portfolio – S Class
Assets:
Investments at fair value	$ 5,969,227		$ 817,775		$ 5,056,532		$ 165,644
Total assets	$ 5,969,227		$ 817,775		$ 5,056,532		$ 165,644
Total net assets	$ 5,969,227		$ 817,775		$ 5,056,532		$ 165,644
Units outstanding	3,410,354		434,723		2,942,349		117,182
Investment shares held	167,958		31,429		211,217		9,238
Investments at cost	$ 4,684,092		$ 580,333		$ 3,520,659		$ 148,422
	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding
Phoenix Benefit Choice VULSM	$ 1.37	31,857	$ 1.55	20,025	$ 1.62	1,278,237	$ 1.46	14,833
Phoenix Express VUL®	$ 1.71	83,822	$ -	-	$ 1.74	48,311	$ 1.35	6,214
Phoenix Joint Edge® VUL	$ 1.63	8,417	$ 1.83	1,935	$ 1.76	444,100	$ -	-
The Phoenix Edge® – SVUL	$ 1.76	186,277	$ 1.90	128,567	$ 1.81	82,050	$ 1.41	1,577
The Phoenix Edge® – VUL	$ 1.76	3,099,981	$ 1.90	284,196	$ 1.81	1,089,651	$ 1.41	94,558

	Oppenheimer Capital Appreciation Fund/VA– Service Shares		Oppenheimer Global Fund/VA – Service Shares		Oppenheimer Main Street Small Cap Fund®/VA – Service Shares		PIMCO CommodityReal Return® Strategy Portfolio – Advisor Class
Assets:
Investments at fair value	$ 149,445		$ 437,241		$ 3,348,512		$ 1,993,014
Total assets	$ 149,445		$ 437,241		$ 3,348,512		$ 1,993,014
Total net assets	$ 149,445		$ 437,241		$ 3,348,512		$ 1,993,014
Units outstanding	91,516		287,967		1,762,519		2,851,844
Investment shares held	2,324		11,180		127,514		405,909
Investments at cost	$ 97,489		$ 323,221		$ 1,891,439		$ 3,300,779
	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding
Phoenix Benefit Choice VULSM	$ 1.46	15,128	$ 1.37	75,831	$ 1.88	665,652	$ 0.69	1,103,393
Phoenix Express VUL®	$ -	-	$ -	-	$ 1.79	40,489	$ 0.76	59,831
Phoenix Joint Edge® VUL	$ 1.63	1,811	$ 1.61	7,928	$ 2.09	227,141	$ 0.56	617,213
The Phoenix Edge® – SVUL	$ -	-	$ 1.57	58,412	$ 1.87	23,211	$ 0.79	229,682
The Phoenix Edge® – VUL	$ 1.67	74,577	$ 1.57	145,796	$ 1.87	806,026	$ 0.79	841,725
The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2014
(Continued)
	PIMCO Real Return Portfolio – Advisor Class		PIMCO Total Return Portfolio – Advisor Class		Rydex Inverse Government Long Bond Strategy Fund		Rydex Nova Fund
Assets:
Investments at fair value	$ 210,103		$ 955,413		$ 7,467		$ 17,467
Total assets	$ 210,103		$ 955,413		$ 7,467		$ 17,467
Total net assets	$ 210,103		$ 955,413		$ 7,467		$ 17,467
Units outstanding	140,895		575,687		19,653		6,283
Investment shares held	16,401		85,305		207		112
Investments at cost	$ 209,955		$ 933,736		$ 23,581		$ 8,049
	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding
Phoenix Benefit Choice VULSM	$ 1.36	19,451	$ 1.51	56,402	$ -	-	$ -	-
Phoenix Express VUL®	$ 1.46	11,064	$ 1.62	42,776	$ -	-	$ -	-
Phoenix Joint Edge® VUL	$ 1.30	655	$ 1.47	11,385	$ -	-	$ -	-
The Phoenix Edge® – SVUL	$ 1.52	3,462	$ 1.69	172,608	$ -	-	$ -	-
The Phoenix Edge® – VUL	$ 1.52	106,263	$ 1.69	292,516	$ 0.38	19,653	$ 2.78	6,283

	Sentinel Variable Products Balanced Fund		Sentinel Variable Products Bond Fund		Sentinel Variable Products Common Stock Fund		Sentinel Variable Products Mid Cap Fund
Assets:
Investments at fair value	$ 261,462		$ 1,547,571		$ 8,792,662		$ 94,416
Total assets	$ 261,462		$ 1,547,571		$ 8,792,662		$ 94,416
Total net assets	$ 261,462		$ 1,547,571		$ 8,792,662		$ 94,416
Units outstanding	166,567		1,053,855		5,032,499		62,601
Investment shares held	19,440		157,433		497,041		7,584
Investments at cost	$ 246,805		$ 1,610,483		$ 5,872,174		$ 86,419
	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding
Phoenix Benefit Choice VULSM	$ 1.56	14,744	$ 1.47	445,471	$ 1.72	2,635,784	$ 1.47	11,583
Phoenix Express VUL®	$ 1.52	5,599	$ 1.44	17,590	$ 1.68	78,290	$ -	-
Phoenix Joint Edge® VUL	$ 1.64	1,575	$ 1.45	347,102	$ 1.83	1,107,383	$ 1.54	106
The Phoenix Edge® – SVUL	$ -	-	$ 1.49	20,550	$ 1.74	85,663	$ 1.52	5,969
The Phoenix Edge® – VUL	$ 1.57	144,649	$ 1.49	223,142	$ 1.74	1,125,379	$ 1.52	44,943
The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2014
(Continued)
	Sentinel Variable Products Small Company Fund		Templeton Developing Markets VIP Fund – Class 2		Templeton Foreign VIP Fund – Class 2		Templeton Growth VIP Fund – Class 2
Assets:
Investments at fair value	$ 1,549,178		$ 625,819		$ 1,442,085		$ 2,191,039
Total assets	$ 1,549,178		$ 625,819		$ 1,442,085		$ 2,191,039
Total net assets	$ 1,549,178		$ 625,819		$ 1,442,085		$ 2,191,039
Units outstanding	863,235		589,127		420,932		1,010,825
Investment shares held	105,890		68,024		95,820		149,968
Investments at cost	$ 1,328,271		$ 774,061		$ 1,467,884		$ 1,856,617
	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding
Phoenix Benefit Choice VULSM	$ 1.76	433,446	$ 0.84	165,087	$ 1.05	92,640	$ 1.17	377,695
Phoenix Express VUL®	$ 1.71	19,436	$ 1.10	17,172	$ 1.53	7,357	$ 1.52	108,464
Phoenix Joint Edge® VUL	$ 1.95	145,883	$ 1.04	1,336	$ 1.18	1,741	$ 1.38	212,270
The Phoenix Edge® – SVUL	$ 1.77	55,714	$ 1.15	201,233	$ 4.17	87,395	$ 4.14	34,767
The Phoenix Edge® – VUL	$ 1.77	208,756	$ 1.15	204,299	$ 4.17	231,799	$ 4.14	277,629

	Virtus Capital Growth Series – Class A Shares		Virtus Growth & Income Series – Class A Shares		Virtus International Series – Class A Shares		Virtus Multi-Sector Fixed Income Series – Class A Shares
Assets:
Investments at fair value	$ 1,053,609		$ 4,366,494		$ 14,417,622		$ 3,957,106
Total assets	$ 1,053,609		$ 4,366,494		$ 14,417,622		$ 3,957,106
Total net assets	$ 1,053,609		$ 4,366,494		$ 14,417,622		$ 3,957,106
Units outstanding	259,690		947,573		6,053,240		1,488,773
Investment shares held	46,231		258,220		864,884		427,795
Investments at cost	$ 658,460		$ 3,368,582		$ 13,499,373		$ 3,836,463
	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding
Phoenix Benefit Choice VULSM	$ 1.41	2,246	$ 1.50	25,747	$ 1.13	2,999,616	$ 1.62	541,924
Phoenix Express VUL®	$ -	-	$ 1.92	37,302	$ 1.89	187,919	$ 1.76	39,561
Phoenix Joint Edge® VUL	$ -	-	$ 1.71	5,336	$ 1.22	1,182,612	$ 1.65	423,787
The Phoenix Edge® – SVUL	$ -	-	$ 4.83	81,198	$ 5.48	83,036	$ 4.78	42,582
The Phoenix Edge® – VUL	$ 4.08	257,444	$ 4.83	797,990	$ 5.48	1,600,057	$ 4.78	440,919
The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2014
(Continued)
	Virtus Real Estate Securities Series – Class A Shares		Virtus Small-Cap Growth Series – Class A Shares		Virtus Small-Cap Value Series – Class A Shares		Virtus Strategic Allocation Series – Class A Shares
Assets:
Investments at fair value	$ 5,703,406		$ 2,001,118		$ 6,595,486		$ 890,498
Total assets	$ 5,703,406		$ 2,001,118		$ 6,595,486		$ 890,498
Total net assets	$ 5,703,406		$ 2,001,118		$ 6,595,486		$ 890,498
Units outstanding	1,501,554		335,830		2,250,865		205,403
Investment shares held	210,847		96,532		387,286		62,273
Investments at cost	$ 5,107,310		$ 1,586,798		$ 5,100,246		$ 847,586
	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding
Phoenix Benefit Choice VULSM	$ 1.68	739,850	$ 1.47	59,123	$ 1.41	956,863	$ 1.56	5,961
Phoenix Express VUL®	$ 2.38	60,421	$ 2.44	2,406	$ 1.81	99,738	$ 1.83	13,766
Phoenix Joint Edge® VUL	$ 1.82	254,536	$ 1.81	25,185	$ 1.60	326,065	$ 1.69	610
The Phoenix Edge® – SVUL	$ 8.62	24,799	$ 7.48	21,468	$ 5.23	57,763	$ -	-
The Phoenix Edge® – VUL	$ 8.62	421,948	$ 7.48	227,648	$ 5.23	810,436	$ 4.62	185,066

	Wanger International		Wanger International Select		Wanger Select		Wanger USA
Assets:
Investments at fair value	$ 4,309,010		$ 936,128		$ 661,428		$ 1,521,582
Total assets	$ 4,309,010		$ 936,128		$ 661,428		$ 1,521,582
Total net assets	$ 4,309,010		$ 936,128		$ 661,428		$ 1,521,582
Units outstanding	1,376,437		248,243		141,798		263,348
Investment shares held	148,229		52,210		20,055		40,350
Investments at cost	$ 4,425,207		$ 1,116,131		$ 464,803		$ 1,276,556
	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding	Unit Value	Units Outstanding
Phoenix Benefit Choice VULSM	$ 1.22	732,947	$ 1.06	111,321	$ 1.46	42,486	$ 1.74	33,004
Phoenix Express VUL®	$ 2.20	38,109	$ 1.93	5,614	$ 2.19	8,207	$ 2.16	10,020
Phoenix Joint Edge® VUL	$ 1.45	216,681	$ 1.17	6,160	$ 1.64	813	$ 1.92	418
The Phoenix Edge® – SVUL	$ 7.77	29,185	$ 6.39	27,015	$ 6.42	9,289	$ 6.56	40,976
The Phoenix Edge® – VUL	$ 7.77	359,515	$ 6.39	98,133	$ 6.42	81,003	$ 6.56	178,930
The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF OPERATIONS
For the period ended December 31, 2014
	Alger Capital Appreciation Portfolio - Class I-2 Shares	Calvert VP S&P MidCap 400 Index Portfolio – Class I Shares	Deutsche Equity 500 Index VIP – Class A	Deutsche Small Cap Index VIP – Class A
Income:
Dividends	$ 178	$ 3,191	$ 97,208	$ 755
Mortality and expense fees	-	-	756	86
Net investment income (loss)	178	3,191	96,452	669
Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	3,160	1,641	34,856	995
Realized gain distributions	28,465	26,329	174,412	4,300
Realized gain (loss)	31,625	27,970	209,268	5,295
Change in unrealized appreciation (depreciation) during the year	(7,461)	(4,219)	360,433	(2,751)
Net increase (decrease) in net assets from operations	$ 24,342	$ 26,942	$ 666,153	$ 3,213

	Federated Fund for U.S. Government Securities II	Federated High Income Bond Fund II – Primary Shares	Federated Prime Money Fund II	Fidelity ® VIP Contrafund® Portfolio – Service Class
Income:
Dividends	$ 136,515	$ 51,457	$ -	$ 33,742
Mortality and expense fees	942	297	145	573
Net investment income (loss)	135,573	51,160	(145)	33,169
Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	(164)	4,251	-	90,816
Realized gain distributions	-	-	-	78,978
Realized gain (loss)	(164)	4,251	-	169,794
Change in unrealized appreciation (depreciation) during the year	71,620	(29,794)	-	240,358
Net increase (decrease) in net assets from operations	$ 207,029	$ 25,617	$ (145)	$ 443,321

The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF OPERATIONS
For the period ended December 31, 2014
(Continued)
	Fidelity ® VIP Growth Opportunities Portfolio – Service Class	Fidelity ® VIP Growth Portfolio – Service Class	Fidelity ® VIP Investment Grade Bond Portfolio – Service Class	Franklin Income VIP Fund – Class 2
Income:
Dividends	$ 10,365	$ 1,477	$ 47,334	$ 105,461
Mortality and expense fees	1,013	53	199	941
Net investment income (loss)	9,352	1,424	47,135	104,520
Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	447,654	25,802	4,792	8,961
Realized gain distributions	8,692	-	860	-
Realized gain (loss)	456,346	25,802	5,652	8,961
Change in unrealized appreciation (depreciation) during the year	574,857	132,143	69,910	(22,746)
Net increase (decrease) in net assets from operations	$ 1,040,555	$ 159,369	$ 122,697	$ 90,735

	Franklin Mutual Shares VIP Fund – Class 2	Guggenheim Long Short Equity Fund	Ibbotson Aggressive Growth ETF Asset Allocation Portfolio – Class II	Ibbotson Balanced ETF Asset Allocation Portfolio – Class II
Income:
Dividends	$ 66,849	$ -	$ 20,835	$ 22,663
Mortality and expense fees	896	-	122	1,377
Net investment income (loss)	65,953	-	20,713	21,286
Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	25,087	156	101,837	11,619
Realized gain distributions	17,381	-	15,857	29,278
Realized gain (loss)	42,468	156	117,694	40,897
Change in unrealized appreciation (depreciation) during the year	116,454	102	(35,939)	20,837
Net increase (decrease) in net assets from operations	$ 224,875	$ 258	$ 102,468	$ 83,020

The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF OPERATIONS
For the period ended December 31, 2014
(Continued)
	Ibbotson Growth ETF Asset Allocation Portfolio – Class II	Ibbotson Income and Growth ETF Asset Allocation Portfolio – Class II	Invesco V.I. American Franchise Fund – Series I Shares	Invesco V.I. Core Equity Fund – Series I Shares
Income:
Dividends	$ 36,475	$ 2,990	$ 1,064	$ 4,553
Mortality and expense fees	2,740	141	461	-
Net investment income (loss)	33,735	2,849	603	4,553
Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	23,481	1,886	46,409	17,932
Realized gain distributions	7,762	4,358	-	2,542
Realized gain (loss)	31,243	6,244	46,409	20,474
Change in unrealized appreciation (depreciation) during the year	84,381	(80)	158,306	16,565
Net increase (decrease) in net assets from operations	$ 149,359	$ 9,013	$ 205,318	$ 41,592

	Invesco V.I. Equity and Income Fund – Series II Shares	Invesco V.I. Mid Cap Core Equity Fund – Series I Shares	Lazard Retirement U.S. Small-Mid Cap Equity Portfolio – Service Shares	Lord Abbett Series Fund Bond Debenture Portfolio – Class VC Shares
Income:
Dividends	$ 1,879	$ 53	$ -	$ 21,599
Mortality and expense fees	-	-	-	-
Net investment income (loss)	1,879	53	-	21,599
Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	(111)	284	1,454	4,376
Realized gain distributions	5,796	15,010	25,980	12,264
Realized gain (loss)	5,685	15,294	27,434	16,640
Change in unrealized appreciation (depreciation) during the year	1,740	(9,542)	(8,336)	(15,203)
Net increase (decrease) in net assets from operations	$ 9,304	$ 5,805	$ 19,098	$ 23,036

The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF OPERATIONS
For the period ended December 31, 2014
(Continued)
	Lord Abbett Series Fund Growth and Income Portfolio – Class VC Shares	Lord Abbett Series Fund Mid Cap Stock Portfolio – Class VC Shares	Neuberger Berman AMT Guardian Portfolio – S Class	Neuberger Berman AMT Small Cap Growth Portfolio – S Class
Income:
Dividends	$ 41,237	$ 3,506	$ 12,655	$ -
Mortality and expense fees	666	47	410	53
Net investment income (loss)	40,571	3,459	12,245	(53)
Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	108,148	18,917	35,637	(4,735)
Realized gain distributions	-	-	806,779	14,575
Realized gain (loss)	108,148	18,917	842,416	9,840
Change in unrealized appreciation (depreciation) during the year	284,432	66,824	(434,297)	(15,277)
Net increase (decrease) in net assets from operations	$ 433,151	$ 89,200	$ 420,364	$ (5,490)

	Oppenheimer Capital Appreciation Fund/VA – Service Shares	Oppenheimer Global Fund/VA – Service Shares	Oppenheimer Main Street Small Cap Fund®/VA – Service Shares	PIMCO CommodityReal Return® Strategy Portfolio – Advisor Class
Income:
Dividends	$ 247	$ 4,210	$ 20,452	$ 6,241
Mortality and expense fees	-	28	339	347
Net investment income (loss)	247	4,182	20,113	5,894
Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	949	10,859	62,411	(7,424)
Realized gain distributions	3,301	22,151	453,937	-
Realized gain (loss)	4,250	33,010	516,348	(7,424)
Change in unrealized appreciation (depreciation) during the year	14,878	(31,086)	(180,393)	(451,025)
Net increase (decrease) in net assets from operations	$ 19,375	$ 6,106	$ 356,068	$ (452,555)

The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF OPERATIONS
For the period ended December 31, 2014
(Continued)
	PIMCO Real Return Portfolio – Advisor Class	PIMCO Total Return Portfolio – Advisor Class	Rydex Inverse Government Long Bond Strategy Fund	Rydex Nova Fund
Income:
Dividends	$ 3,092	$ 20,390	$ -	$ 15
Mortality and expense fees	89	425	-	-
Net investment income (loss)	3,003	19,965	-	15
Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	(1,706)	(1,183)	(480)	229
Realized gain distributions	-	-	773	-
Realized gain (loss)	(1,706)	(1,183)	293	229
Change in unrealized appreciation (depreciation) during the year	6,576	20,339	(2,828)	2,529
Net increase (decrease) in net assets from operations	$ 7,873	$ 39,121	$ (2,535)	$ 2,773

	Sentinel Variable Products Balanced Fund	Sentinel Variable Products Bond Fund	Sentinel Variable Products Common Stock Fund	Sentinel Variable Products Mid Cap Fund
Income:
Dividends	$ 4,212	$ 47,475	$ 144,591	$ 384
Mortality and expense fees	40	121	652	-
Net investment income (loss)	4,172	47,354	143,939	384
Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	889	1,973	48,923	3,391
Realized gain distributions	16,469	-	1,016,678	19,559
Realized gain (loss)	17,358	1,973	1,065,601	22,950
Change in unrealized appreciation (depreciation) during the year	(5,519)	12,729	(354,137)	(18,339)
Net increase (decrease) in net assets from operations	$ 16,011	$ 62,056	$ 855,403	$ 4,995

The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF OPERATIONS
For the period ended December 31, 2014
(Continued)
	Sentinel Variable Products Small Company Fund	Templeton Developing Markets VIP Fund – Class 2	Templeton Foreign VIP Fund – Class 2	Templeton Growth VIP Fund – Class 2
Income:
Dividends	$ 7,573	$ 10,365	$ 30,263	$ 30,983
Mortality and expense fees	180	96	92	875
Net investment income (loss)	7,393	10,269	30,171	30,108
Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	(202)	(2,462)	4,851	42,163
Realized gain distributions	244,210	-	-	-
Realized gain (loss)	244,008	(2,462)	4,851	42,163
Change in unrealized appreciation (depreciation) during the year	(153,231)	(64,534)	(214,686)	(135,006)
Net increase (decrease) in net assets from operations	$ 98,170	$ (56,727)	$ (179,664)	$ (62,735)

	Virtus Capital Growth Series – Class A Shares	Virtus Growth & Income Series – Class A Shares	Virtus International Series – Class A Shares	Virtus Multi-Sector Fixed Income Series – Class A Shares
Income:
Dividends	$ 632	$ 40,659	$ 593,446	$ 202,010
Mortality and expense fees	-	469	1,886	338
Net investment income (loss)	632	40,190	591,560	201,672
Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	22,793	18,574	7,469	1,223
Realized gain distributions	-	433,117	148,486	-
Realized gain (loss)	22,793	451,691	155,955	1,223
Change in unrealized appreciation (depreciation) during the year	90,276	(88,333)	(1,313,361)	(122,013)
Net increase (decrease) in net assets from operations	$ 113,701	$ 403,548	$ (565,846)	$ 80,882

The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF OPERATIONS
For the period ended December 31, 2014
(Continued)
	Virtus Real Estate Securities Series – Class A Shares	Virtus Small-Cap Growth Series – Class A Shares	Virtus Small-Cap Value Series – Class A Shares	Virtus Strategic Allocation Series – Class A Shares
Income:
Dividends	$ 60,862	$ -	$ 39,175	$ 20,259
Mortality and expense fees	742	42	860	118
Net investment income (loss)	60,120	(42)	38,315	20,141
Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	30,850	30,804	108,647	9,907
Realized gain distributions	638,052	195,215	337,141	52,914
Realized gain (loss)	668,902	226,019	445,788	62,821
Change in unrealized appreciation (depreciation) during the year	716,865	(131,600)	(385,754)	(11,527)
Net increase (decrease) in net assets from operations	$ 1,445,887	$ 94,377	$ 98,349	$ 71,435

	Wanger International	Wanger International Select	Wanger Select	Wanger USA
Income:
Dividends	$ 67,343	$ 14,604	$ -	$ -
Mortality and expense fees	429	63	123	100
Net investment income (loss)	66,914	14,541	(123)	(100)
Realized gains (losses) on investments
Realized gain (loss) on sale of fund shares	(2,840)	3,972	32,276	42,532
Realized gain distributions	518,224	46,842	79,132	192,224
Realized gain (loss)	515,384	50,814	111,408	234,756
Change in unrealized appreciation (depreciation) during the year	(782,164)	(135,767)	(91,440)	(160,845)
Net increase (decrease) in net assets from operations	$ (199,866)	$ (70,412)	$ 19,845	$ 73,811
The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 2014 and 2013
	Alger Capital Appreciation Portfolio – Class I-2 Shares		Calvert VP S&P MidCap 400 Index Portfolio – Class I Shares
	2014	2013	2014	2013
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ 178	$ 597	$ 3,191	$ 1,469
Realized gains (losses)	31,625	20,830	27,970	14,444
Unrealized appreciation (depreciation) during the year	(7,461)	27,579	(4,219)	31,387
Net increase (decrease) in net assets from operations	24,342	49,006	26,942	47,300
Contract transactions:
Payments received from contract owners	8,110	8,483	15,768	16,429
Transfers between Investment Options (including Guaranteed Interest Account), net	(10,340)	(245)	114,114	59,021
Transfers for contract benefits and terminations	(7,990)	(9,500)	(5,865)	(28,137)
Contract maintenance charges	(7,568)	(6,954)	(10,154)	(6,892)
Net increase (decrease) in net assets resulting from contract transactions	(17,788)	(8,216)	113,863	40,421
Total increase (decrease) in net assets	6,554	40,790	140,805	87,721
Net assets at beginning of period	185,895	145,105	182,328	94,607
Net assets at end of period	$ 192,449	$ 185,895	$ 323,133	$ 182,328

	Deutsche Equity 500 Index VIP – Class A		Deutsche Small Cap Index VIP – Class A
	2014	2013	2014	2013
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ 96,452	$ 75,892	$ 669	$ 452
Realized gains (losses)	209,268	107,549	5,295	1,288
Unrealized appreciation (depreciation) during the year	360,433	997,071	(2,751)	12,310
Net increase (decrease) in net assets from operations	666,153	1,180,512	3,213	14,050
Contract transactions:
Payments received from contract owners	317,861	347,513	6,108	4,290
Transfers between Investment Options (including Guaranteed Interest Account), net	30,327	283,305	(2,480)	42,146
Transfers for contract benefits and terminations	(199,574)	(170,163)	(927)	(2,289)
Contract maintenance charges	(267,012)	(282,097)	(3,920)	(2,318)
Net increase (decrease) in net assets resulting from contract transactions	(118,398)	178,558	(1,219)	41,829
Total increase (decrease) in net assets	547,755	1,359,070	1,994	55,879
Net assets at beginning of period	5,060,338	3,701,268	79,900	24,021
Net assets at end of period	$ 5,608,093	$ 5,060,338	$ 81,894	$ 79,900

The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 2014 and 2013
(Continued)
	Federated Fund for U.S. Government Securities II		Federated High Income Bond Fund II – Primary Shares
	2014	2013	2014	2013
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ 135,573	$ 153,316	$ 51,160	$ 58,713
Realized gains (losses)	(164)	(4,744)	4,251	548
Unrealized appreciation (depreciation) during the year	71,620	(247,648)	(29,794)	(2,240)
Net increase (decrease) in net assets from operations	207,029	(99,076)	25,617	57,021
Contract transactions:
Payments received from contract owners	937,546	430,670	55,825	70,569
Transfers between Investment Options (including Guaranteed Interest Account), net	90,042	5,415	(142,210)	51,876
Transfers for contract benefits and terminations	(913,851)	(289,693)	(49,958)	(56,339)
Contract maintenance charges	(260,661)	(326,867)	(37,568)	(43,789)
Net increase (decrease) in net assets resulting from contract transactions	(146,924)	(180,475)	(173,911)	22,317
Total increase (decrease) in net assets	60,105	(279,551)	(148,294)	79,338
Net assets at beginning of period	4,528,582	4,808,133	921,014	841,676
Net assets at end of period	$ 4,588,687	$ 4,528,582	$ 772,720	$ 921,014

	Federated Prime Money Fund II		Fidelity ® VIP Contrafund® Portfolio – Service Class
	2014	2013	2014	2013
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ (145)	$ (141)	$ 33,169	$ 35,027
Realized gains (losses)	-	-	169,794	117,694
Unrealized appreciation (depreciation) during the year	-	-	240,358	881,730
Net increase (decrease) in net assets from operations	(145)	(141)	443,321	1,034,451
Contract transactions:
Payments received from contract owners	388,795	366,686	252,750	302,977
Transfers between Investment Options (including Guaranteed Interest Account), net	1,342,434	(7,681)	(205,558)	53,975
Transfers for contract benefits and terminations	(183,091)	(249,470)	(288,097)	(333,999)
Contract maintenance charges	(245,400)	(232,601)	(198,685)	(198,261)
Net increase (decrease) in net assets resulting from contract transactions	1,302,738	(123,066)	(439,590)	(175,308)
Total increase (decrease) in net assets	1,302,593	(123,207)	3,731	859,143
Net assets at beginning of period	2,779,346	2,902,553	4,029,017	3,169,874
Net assets at end of period	$ 4,081,939	$ 2,779,346	$ 4,032,748	$ 4,029,017

The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 2014 and 2013
(Continued)
	Fidelity ® VIP Growth Opportunities Portfolio – Service Class		Fidelity ® VIP Growth Portfolio – Service Class
	2014	2013	2014	2013
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ 9,352	$ 14,947	$ 1,424	$ 2,503
Realized gains (losses)	456,346	283,473	25,802	10,890
Unrealized appreciation (depreciation) during the year	574,857	2,267,014	132,143	391,053
Net increase (decrease) in net assets from operations	1,040,555	2,565,434	159,369	404,446
Contract transactions:
Payments received from contract owners	811,624	941,148	335,975	121,938
Transfers between Investment Options (including Guaranteed Interest Account), net	(368,171)	(192,207)	74,978	(3,987)
Transfers for contract benefits and terminations	(642,106)	(560,896)	(370,093)	(61,044)
Contract maintenance charges	(612,912)	(613,454)	(90,622)	(76,045)
Net increase (decrease) in net assets resulting from contract transactions	(811,565)	(425,409)	(49,762)	(19,138)
Total increase (decrease) in net assets	228,990	2,140,025	109,607	385,308
Net assets at beginning of period	9,091,566	6,951,541	1,501,522	1,116,214
Net assets at end of period	$ 9,320,556	$ 9,091,566	$ 1,611,129	$ 1,501,522

	Fidelity ® VIP Investment Grade Bond Portfolio –Service Class		Franklin Income VIP Fund – Class 2
	2014	2013	2014	2013
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ 47,135	$ 49,256	$ 104,520	$ 119,013
Realized gains (losses)	5,652	23,886	8,961	2,957
Unrealized appreciation (depreciation) during the year	69,910	(113,656)	(22,746)	123,399
Net increase (decrease) in net assets from operations	122,697	(40,514)	90,735	245,369
Contract transactions:
Payments received from contract owners	273,207	284,964	176,967	177,655
Transfers between Investment Options (including Guaranteed Interest Account), net	(20,754)	144,300	74,932	106,590
Transfers for contract benefits and terminations	(112,604)	(150,508)	(144,042)	(83,192)
Contract maintenance charges	(188,386)	(185,061)	(139,400)	(127,704)
Net increase (decrease) in net assets resulting from contract transactions	(48,537)	93,695	(31,543)	73,349
Total increase (decrease) in net assets	74,160	53,181	59,192	318,718
Net assets at beginning of period	2,129,944	2,076,763	2,046,134	1,727,416
Net assets at end of period	$ 2,204,104	$ 2,129,944	$ 2,105,326	$ 2,046,134

The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 2014 and 2013
(Continued)
	Franklin Mutual Shares VIP Fund – Class 2		Guggenheim Long Short Equity Fund
	2014	2013	2014	2013
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ 65,953	$ 57,233	$ -	$ -
Realized gains (losses)	42,468	77,415	156	1,333
Unrealized appreciation (depreciation) during the year	116,454	576,802	102	562
Net increase (decrease) in net assets from operations	224,875	711,450	258	1,895
Contract transactions:
Payments received from contract owners	214,549	277,928	840	875
Transfers between Investment Options (including Guaranteed Interest Account), net	9,224	(114,176)	-	-
Transfers for contract benefits and terminations	(168,123)	(338,902)	(610)	(4,538)
Contract maintenance charges	(178,283)	(183,372)	(703)	(1,564)
Net increase (decrease) in net assets resulting from contract transactions	(122,633)	(358,522)	(473)	(5,227)
Total increase (decrease) in net assets	102,242	352,928	(215)	(3,332)
Net assets at beginning of period	3,147,500	2,794,572	9,975	13,307
Net assets at end of period	$ 3,249,742	$ 3,147,500	$ 9,760	$ 9,975

	Ibbotson Aggressive Growth ETF Asset Allocation Portfolio – Class II		Ibbotson Balanced ETF Asset Allocation Portfolio – Class II
	2014	2013	2014	2013
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ 20,713	$ 26,295	$ 21,286	$ 23,183
Realized gains (losses)	117,694	24,975	40,897	54,604
Unrealized appreciation (depreciation) during the year	(35,939)	342,057	20,837	156,801
Net increase (decrease) in net assets from operations	102,468	393,327	83,020	234,588
Contract transactions:
Payments received from contract owners	228,162	250,478	162,950	210,657
Transfers between Investment Options (including Guaranteed Interest Account), net	(9,328)	85,403	(18,307)	(94,608)
Transfers for contract benefits and terminations	(553,685)	(131,102)	(80,290)	(481,279)
Contract maintenance charges	(148,527)	(174,805)	(97,145)	(104,258)
Net increase (decrease) in net assets resulting from contract transactions	(483,378)	29,974	(32,792)	(469,488)
Total increase (decrease) in net assets	(380,910)	423,301	50,228	(234,900)
Net assets at beginning of period	2,542,669	2,119,368	1,922,575	2,157,475
Net assets at end of period	$ 2,161,759	$ 2,542,669	$ 1,972,803	$ 1,922,575

The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 2014 and 2013
(Continued)
	Ibbotson Growth ETF Asset Allocation Portfolio – Class II		Ibbotson Income and Growth ETF Asset Allocation Portfolio – Class II
	2014	2013	2014	2013
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ 33,735	$ 33,064	$ 2,849	$ 3,964
Realized gains (losses)	31,243	4,835	6,244	2,768
Unrealized appreciation (depreciation) during the year	84,381	390,980	(80)	12,874
Net increase (decrease) in net assets from operations	149,359	428,879	9,013	19,606
Contract transactions:
Payments received from contract owners	349,028	362,187	12,211	11,173
Transfers between Investment Options (including Guaranteed Interest Account), net	257,287	130,602	-	37,952
Transfers for contract benefits and terminations	(120,962)	(6,826)	(20,100)	(2,105)
Contract maintenance charges	(235,530)	(215,193)	(28,175)	(53,419)
Net increase (decrease) in net assets resulting from contract transactions	249,823	270,770	(36,064)	(6,399)
Total increase (decrease) in net assets	399,182	699,649	(27,051)	13,207
Net assets at beginning of period	3,198,063	2,498,414	287,560	274,353
Net assets at end of period	$ 3,597,245	$ 3,198,063	$ 260,509	$ 287,560

	Invesco V.I. American Franchise Fund – Series I Shares		Invesco V.I. Core Equity Fund – Series I Shares
	2014	2013	2014	2013
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ 603	$ 8,941	$ 4,553	$ 6,870
Realized gains (losses)	46,409	13,062	20,474	11,362
Unrealized appreciation (depreciation) during the year	158,306	707,465	16,565	106,099
Net increase (decrease) in net assets from operations	205,318	729,468	41,592	124,331
Contract transactions:
Payments received from contract owners	206,619	199,190	288,971	28,095
Transfers between Investment Options (including Guaranteed Interest Account), net	(10,771)	13,509	(5,456)	(4,539)
Transfers for contract benefits and terminations	(211,273)	(117,753)	(304,427)	(40,954)
Contract maintenance charges	(138,219)	(147,540)	(30,086)	(29,666)
Net increase (decrease) in net assets resulting from contract transactions	(153,644)	(52,594)	(50,998)	(47,064)
Total increase (decrease) in net assets	51,674	676,874	(9,406)	77,267
Net assets at beginning of period	2,514,264	1,837,390	520,153	442,886
Net assets at end of period	$ 2,565,938	$ 2,514,264	$ 510,747	$ 520,153

The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 2014 and 2013
(Continued)
	Invesco V.I. Equity and Income Fund – Series II Shares		Invesco V.I. Mid Cap Core Equity Fund – Series I Shares
	2014	2013	2014	2013
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ 1,879	$ 1,496	$ 53	$ 837
Realized gains (losses)	5,685	27,221	15,294	8,831
Unrealized appreciation (depreciation) during the year	1,740	(1,717)	(9,542)	20,907
Net increase (decrease) in net assets from operations	9,304	27,000	5,805	30,575
Contract transactions:
Payments received from contract owners	5,976	5,051	12,731	10,942
Transfers between Investment Options (including Guaranteed Interest Account), net	1,817	22,104	40	(158)
Transfers for contract benefits and terminations	(235)	(93,336)	(5,308)	(22,413)
Contract maintenance charges	(5,457)	(20,141)	(6,404)	(6,560)
Net increase (decrease) in net assets resulting from contract transactions	2,101	(86,322)	1,059	(18,189)
Total increase (decrease) in net assets	11,405	(59,322)	6,864	12,386
Net assets at beginning of period	106,762	166,084	130,007	117,621
Net assets at end of period	$ 118,167	$ 106,762	$ 136,871	$ 130,007

	Lazard Retirement U.S. Small-Mid Cap Equity Portfolio – Service Shares		Lord Abbett Series Fund Bond Debenture Portfolio – Class VC Shares
	2014	2013	2014	2013
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ -	$ -	$ 21,599	$ 27,065
Realized gains (losses)	27,434	26,530	16,640	11,298
Unrealized appreciation (depreciation) during the year	(8,336)	25,126	(15,203)	3,977
Net increase (decrease) in net assets from operations	19,098	51,656	23,036	42,340
Contract transactions:
Payments received from contract owners	357,479	10,796	28,268	38,508
Transfers between Investment Options (including Guaranteed Interest Account), net	131	(8,121)	(81,256)	(8,824)
Transfers for contract benefits and terminations	(341,648)	(37,482)	(47,209)	(38,874)
Contract maintenance charges	(9,952)	(9,836)	(22,050)	(26,271)
Net increase (decrease) in net assets resulting from contract transactions	6,010	(44,643)	(122,247)	(35,461)
Total increase (decrease) in net assets	25,108	7,013	(99,211)	6,879
Net assets at beginning of period	169,376	162,363	550,996	544,117
Net assets at end of period	$ 194,484	$ 169,376	$ 451,785	$ 550,996

The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 2014 and 2013
(Continued)
	Lord Abbett Series Fund Growth and Income Portfolio – Class VC Shares		Lord Abbett Series Fund Mid Cap Stock Portfolio – Class VC Shares
	2014	2013	2014	2013
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ 40,571	$ 29,898	$ 3,459	$ 3,120
Realized gains (losses)	108,148	124,045	18,917	5,840
Unrealized appreciation (depreciation) during the year	284,432	1,429,647	66,824	179,249
Net increase (decrease) in net assets from operations	433,151	1,583,590	89,200	188,209
Contract transactions:
Payments received from contract owners	915,636	476,935	49,648	52,709
Transfers between Investment Options (including Guaranteed Interest Account), net	(15,423)	(23,333)	(24,111)	54,333
Transfers for contract benefits and terminations	(855,720)	(340,037)	(68,107)	(33,808)
Contract maintenance charges	(365,351)	(358,626)	(48,124)	(51,616)
Net increase (decrease) in net assets resulting from contract transactions	(320,858)	(245,061)	(90,694)	21,618
Total increase (decrease) in net assets	112,293	1,338,529	(1,494)	209,827
Net assets at beginning of period	5,856,934	4,518,405	819,269	609,442
Net assets at end of period	$ 5,969,227	$ 5,856,934	$ 817,775	$ 819,269

	Neuberger Berman AMT Guardian Portfolio – S Class		Neuberger Berman AMT Small Cap Growth Portfolio – S Class
	2014	2013	2014	2013
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ 12,245	$ 30,760	$ (53)	$ (55)
Realized gains (losses)	842,416	307,712	9,840	675
Unrealized appreciation (depreciation) during the year	(434,297)	1,119,108	(15,277)	29,893
Net increase (decrease) in net assets from operations	420,364	1,457,580	(5,490)	30,513
Contract transactions:
Payments received from contract owners	527,040	615,998	24,650	11,685
Transfers between Investment Options (including Guaranteed Interest Account), net	(197,696)	(225,173)	102,784	10,688
Transfers for contract benefits and terminations	(370,182)	(373,410)	(49,071)	(10,605)
Contract maintenance charges	(348,905)	(342,617)	(12,589)	(4,627)
Net increase (decrease) in net assets resulting from contract transactions	(389,743)	(325,202)	65,774	7,141
Total increase (decrease) in net assets	30,621	1,132,378	60,284	37,654
Net assets at beginning of period	5,025,911	3,893,533	105,360	67,706
Net assets at end of period	$ 5,056,532	$ 5,025,911	$ 165,644	$ 105,360

The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 2014 and 2013
(Continued)
	Oppenheimer Capital Appreciation Fund/VA – Service Shares		Oppenheimer Global Fund/VA – Service Shares
	2014	2013	2014	2013
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ 247	$ 703	$ 4,182	$ 4,635
Realized gains (losses)	4,250	33,545	33,010	255
Unrealized appreciation (depreciation) during the year	14,878	1,799	(31,086)	91,313
Net increase (decrease) in net assets from operations	19,375	36,047	6,106	96,203
Contract transactions:
Payments received from contract owners	12,741	15,936	44,415	66,567
Transfers between Investment Options (including Guaranteed Interest Account), net	1,753	(204,766)	(42,693)	27,018
Transfers for contract benefits and terminations	(10,731)	(1,470)	(33,882)	(7,069)
Contract maintenance charges	(6,270)	(5,458)	(18,963)	(16,978)
Net increase (decrease) in net assets resulting from contract transactions	(2,507)	(195,758)	(51,123)	69,538
Total increase (decrease) in net assets	16,868	(159,711)	(45,017)	165,741
Net assets at beginning of period	132,577	292,288	482,258	316,517
Net assets at end of period	$ 149,445	$ 132,577	$ 437,241	$ 482,258

	Oppenheimer Main Street Small Cap Fund®/VA – Service Shares		PIMCO CommodityRealReturn® Strategy Portfolio – Advisor Class
	2014	2013	2014	2013
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ 20,113	$ 20,309	$ 5,894	$ 32,625
Realized gains (losses)	516,348	160,691	(7,424)	(4,084)
Unrealized appreciation (depreciation) during the year	(180,393)	817,615	(451,025)	(348,592)
Net increase (decrease) in net assets from operations	356,068	998,615	(452,555)	(320,051)
Contract transactions:
Payments received from contract owners	335,806	383,784	277,900	356,991
Transfers between Investment Options (including Guaranteed Interest Account), net	(79,061)	(305,701)	314,534	366,388
Transfers for contract benefits and terminations	(228,954)	(239,844)	(163,174)	(179,440)
Contract maintenance charges	(234,050)	(232,370)	(159,994)	(155,854)
Net increase (decrease) in net assets resulting from contract transactions	(206,259)	(394,131)	269,266	388,085
Total increase (decrease) in net assets	149,809	604,484	(183,289)	68,034
Net assets at beginning of period	3,198,703	2,594,219	2,176,303	2,108,269
Net assets at end of period	$ 3,348,512	$ 3,198,703	$ 1,993,014	$ 2,176,303

The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 2014 and 2013
(Continued)
	PIMCO Real Return Portfolio – Advisor Class		PIMCO Total Return Portfolio – Advisor Class
	2014	2013	2014	2013
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ 3,003	$ 3,925	$ 19,965	$ 24,375
Realized gains (losses)	(1,706)	(3,803)	(1,183)	(7,987)
Unrealized appreciation (depreciation) during the year	6,576	(27,764)	20,339	(45,442)
Net increase (decrease) in net assets from operations	7,873	(27,642)	39,121	(29,054)
Contract transactions:
Payments received from contract owners	18,593	25,251	100,415	74,281
Transfers between Investment Options (including Guaranteed Interest Account), net	(30,713)	(32,916)	63,790	(175,610)
Transfers for contract benefits and terminations	(5,775)	(57,010)	(132,039)	(21,604)
Contract maintenance charges	(13,211)	(16,535)	(45,442)	(51,269)
Net increase (decrease) in net assets resulting from contract transactions	(31,106)	(81,210)	(13,276)	(174,202)
Total increase (decrease) in net assets	(23,233)	(108,852)	25,845	(203,256)
Net assets at beginning of period	233,336	342,188	929,568	1,132,824
Net assets at end of period	$ 210,103	$ 233,336	$ 955,413	$ 929,568

	Rydex Inverse Government Long Bond Strategy Fund		Rydex Nova Fund
	2014	2013	2014	2013
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ -	$ -	$ 15	$ 14
Realized gains (losses)	293	(4,880)	229	102
Unrealized appreciation (depreciation) during the year	(2,828)	6,427	2,529	4,958
Net increase (decrease) in net assets from operations	(2,535)	1,547	2,773	5,074
Contract transactions:
Payments received from contract owners	163	243	598	597
Transfers between Investment Options (including Guaranteed Interest Account), net	-	-	-	-
Transfers for contract benefits and terminations	(1)	(3,530)	(66)	(56)
Contract maintenance charges	(560)	(1,251)	(1,063)	(910)
Net increase (decrease) in net assets resulting from contract transactions	(398)	(4,538)	(531)	(369)
Total increase (decrease) in net assets	(2,933)	(2,991)	2,242	4,705
Net assets at beginning of period	10,400	13,391	15,225	10,520
Net assets at end of period	$ 7,467	$ 10,400	$ 17,467	$ 15,225

The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 2014 and 2013
(Continued)
	Sentinel Variable Products Balanced Fund		Sentinel Variable Products Bond Fund
	2014	2013	2014	2013
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ 4,172	$ 2,434	$ 47,354	$ 47,819
Realized gains (losses)	17,358	13,599	1,973	(3,334)
Unrealized appreciation (depreciation) during the year	(5,519)	13,725	12,729	(50,246)
Net increase (decrease) in net assets from operations	16,011	29,758	62,056	(5,761)
Contract transactions:
Payments received from contract owners	19,745	17,779	192,063	214,767
Transfers between Investment Options (including Guaranteed Interest Account), net	82,523	52,288	(27,324)	130,387
Transfers for contract benefits and terminations	(5,161)	(35,947)	(77,110)	(119,783)
Contract maintenance charges	(18,381)	(17,732)	(129,341)	(135,082)
Net increase (decrease) in net assets resulting from contract transactions	78,726	16,388	(41,712)	90,289
Total increase (decrease) in net assets	94,737	46,146	20,344	84,528
Net assets at beginning of period	166,725	120,579	1,527,227	1,442,699
Net assets at end of period	$ 261,462	$ 166,725	$ 1,547,571	$ 1,527,227

	Sentinel Variable Products Common Stock Fund		Sentinel Variable Products Mid Cap Fund
	2014	2013	2014	2013
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ 143,939	$ 126,473	$ 384	$ 107
Realized gains (losses)	1,065,601	782,213	22,950	15,403
Unrealized appreciation (depreciation) during the year	(354,137)	1,356,630	(18,339)	13,186
Net increase (decrease) in net assets from operations	855,403	2,265,316	4,995	28,696
Contract transactions:
Payments received from contract owners	992,679	1,185,918	8,739	11,006
Transfers between Investment Options (including Guaranteed Interest Account), net	(678,496)	(616,796)	(38,085)	20,706
Transfers for contract benefits and terminations	(611,227)	(688,462)	(1,033)	(15,309)
Contract maintenance charges	(624,812)	(660,413)	(6,768)	(7,569)
Net increase (decrease) in net assets resulting from contract transactions	(921,856)	(779,753)	(37,147)	8,834
Total increase (decrease) in net assets	(66,453)	1,485,563	(32,152)	37,530
Net assets at beginning of period	8,859,115	7,373,552	126,568	89,038
Net assets at end of period	$ 8,792,662	$ 8,859,115	$ 94,416	$ 126,568

The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 2014 and 2013
(Continued)
	Sentinel Variable Products Small Company Fund		Templeton Developing Markets VIP Fund – Class 2
	2014	2013	2014	2013
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ 7,393	$ 1,653	$ 10,269	$ 11,947
Realized gains (losses)	244,008	245,171	(2,462)	389
Unrealized appreciation (depreciation) during the year	(153,231)	162,233	(64,534)	(16,068)
Net increase (decrease) in net assets from operations	98,170	409,057	(56,727)	(3,732)
Contract transactions:
Payments received from contract owners	154,539	193,066	53,342	70,349
Transfers between Investment Options (including Guaranteed Interest Account), net	3,297	(91,716)	(82,793)	166,097
Transfers for contract benefits and terminations	(105,912)	(119,300)	(20,701)	(41,631)
Contract maintenance charges	(99,417)	(103,904)	(46,222)	(47,660)
Net increase (decrease) in net assets resulting from contract transactions	(47,493)	(121,854)	(96,374)	147,155
Total increase (decrease) in net assets	50,677	287,203	(153,101)	143,423
Net assets at beginning of period	1,498,501	1,211,298	778,920	635,497
Net assets at end of period	$ 1,549,178	$ 1,498,501	$ 625,819	$ 778,920

	Templeton Foreign VIP Fund – Class 2		Templeton Growth VIP Fund – Class 2
	2014	2013	2014	2013
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ 30,171	$ 30,471	$ 30,108	$ 57,311
Realized gains (losses)	4,851	20,985	42,163	43,940
Unrealized appreciation (depreciation) during the year	(214,686)	226,819	(135,006)	479,693
Net increase (decrease) in net assets from operations	(179,664)	278,275	(62,735)	580,944
Contract transactions:
Payments received from contract owners	278,744	103,804	186,309	234,448
Transfers between Investment Options (including Guaranteed Interest Account), net	39,151	184,811	81,969	(72,106)
Transfers for contract benefits and terminations	(260,650)	(104,911)	(207,580)	(224,223)
Contract maintenance charges	(76,843)	(74,576)	(151,481)	(151,912)
Net increase (decrease) in net assets resulting from contract transactions	(19,598)	109,128	(90,783)	(213,793)
Total increase (decrease) in net assets	(199,262)	387,403	(153,518)	367,151
Net assets at beginning of period	1,641,347	1,253,944	2,344,557	1,977,406
Net assets at end of period	$ 1,442,085	$ 1,641,347	$ 2,191,039	$ 2,344,557

The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 2014 and 2013
(Continued)
	Virtus Capital Growth Series – Class A Shares		Virtus Growth & Income Series – Class A Shares
	2014	2013	2014	2013
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ 632	$ 2,965	$ 40,190	$ 34,073
Realized gains (losses)	22,793	5,357	451,691	415,357
Unrealized appreciation (depreciation) during the year	90,276	224,468	(88,333)	668,714
Net increase (decrease) in net assets from operations	113,701	232,790	403,548	1,118,144
Contract transactions:
Payments received from contract owners	65,323	70,215	618,371	293,502
Transfers between Investment Options (including Guaranteed Interest Account), net	867	(1,667)	(6,115)	(45,139)
Transfers for contract benefits and terminations	(69,217)	(43,477)	(754,917)	(387,836)
Contract maintenance charges	(62,265)	(51,226)	(258,681)	(260,976)
Net increase (decrease) in net assets resulting from contract transactions	(65,292)	(26,155)	(401,342)	(400,449)
Total increase (decrease) in net assets	48,409	206,635	2,206	717,695
Net assets at beginning of period	1,005,200	798,565	4,364,288	3,646,593
Net assets at end of period	$ 1,053,609	$ 1,005,200	$ 4,366,494	$ 4,364,288

	Virtus International Series – Class A Shares		Virtus Multi-Sector Fixed Income Series – Class A Shares
	2014	2013	2014	2013
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ 591,560	$ 320,664	$ 201,672	$ 221,564
Realized gains (losses)	155,955	130,489	1,223	2,216
Unrealized appreciation (depreciation) during the year	(1,313,361)	659,654	(122,013)	(137,279)
Net increase (decrease) in net assets from operations	(565,846)	1,110,807	80,882	86,501
Contract transactions:
Payments received from contract owners	1,765,457	1,747,369	413,180	442,358
Transfers between Investment Options (including Guaranteed Interest Account), net	169,721	43,024	(65,905)	128,528
Transfers for contract benefits and terminations	(1,355,158)	(1,133,697)	(201,543)	(228,740)
Contract maintenance charges	(975,637)	(1,084,339)	(310,171)	(310,284)
Net increase (decrease) in net assets resulting from contract transactions	(395,617)	(427,643)	(164,439)	31,862
Total increase (decrease) in net assets	(961,463)	683,164	(83,557)	118,363
Net assets at beginning of period	15,379,085	14,695,921	4,040,663	3,922,300
Net assets at end of period	$ 14,417,622	$ 15,379,085	$ 3,957,106	$ 4,040,663

The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 2014 and 2013
(Continued)
	Virtus Real Estate Securities Series – Class A Shares		Virtus Small-Cap Growth Series – Class A Shares
	2014	2013	2014	2013
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ 60,120	$ 71,091	$ (42)	$ 5,093
Realized gains (losses)	668,902	743,686	226,019	57,563
Unrealized appreciation (depreciation) during the year	716,865	(770,739)	(131,600)	556,902
Net increase (decrease) in net assets from operations	1,445,887	44,038	94,377	619,558
Contract transactions:
Payments received from contract owners	578,981	516,857	286,102	164,863
Transfers between Investment Options (including Guaranteed Interest Account), net	(152,367)	228,506	(80,304)	23,956
Transfers for contract benefits and terminations	(524,137)	(363,429)	(273,387)	(195,343)
Contract maintenance charges	(312,768)	(324,533)	(105,629)	(106,246)
Net increase (decrease) in net assets resulting from contract transactions	(410,291)	57,401	(173,218)	(112,770)
Total increase (decrease) in net assets	1,035,596	101,439	(78,841)	506,788
Net assets at beginning of period	4,667,810	4,566,371	2,079,959	1,573,171
Net assets at end of period	$ 5,703,406	$ 4,667,810	$ 2,001,118	$ 2,079,959

	Virtus Small-Cap Value Series – Class A Shares		Virtus Strategic Allocation Series – Class A Shares
	2014	2013	2014	2013
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ 38,315	$ 34,713	$ 20,141	$ 17,307
Realized gains (losses)	445,788	113,720	62,821	79,919
Unrealized appreciation (depreciation) during the year	(385,754)	1,947,923	(11,527)	51,721
Net increase (decrease) in net assets from operations	98,349	2,096,356	71,435	148,947
Contract transactions:
Payments received from contract owners	530,787	627,342	70,614	77,264
Transfers between Investment Options (including Guaranteed Interest Account), net	(99,482)	(188,727)	1,289	12,403
Transfers for contract benefits and terminations	(428,192)	(592,004)	(162,124)	(71,004)
Contract maintenance charges	(404,982)	(451,061)	(58,229)	(55,256)
Net increase (decrease) in net assets resulting from contract transactions	(401,869)	(604,450)	(148,450)	(36,593)
Total increase (decrease) in net assets	(303,520)	1,491,906	(77,015)	112,354
Net assets at beginning of period	6,899,006	5,407,100	967,513	855,159
Net assets at end of period	$ 6,595,486	$ 6,899,006	$ 890,498	$ 967,513

The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 2014 and 2013
(Continued)
	Wanger International		Wanger International Select
	2014	2013	2014	2013
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ 66,914	$ 116,751	$ 14,541	$ 69,863
Realized gains (losses)	515,384	339,133	50,814	56,402
Unrealized appreciation (depreciation) during the year	(782,164)	449,970	(135,767)	35,110
Net increase (decrease) in net assets from operations	(199,866)	905,854	(70,412)	161,375
Contract transactions:
Payments received from contract owners	493,238	454,506	56,760	69,664
Transfers between Investment Options (including Guaranteed Interest Account), net	(48,289)	(52,747)	(68,428)	46,722
Transfers for contract benefits and terminations	(443,698)	(424,244)	(37,175)	(47,476)
Contract maintenance charges	(290,191)	(321,574)	(55,184)	(67,294)
Net increase (decrease) in net assets resulting from contract transactions	(288,940)	(344,059)	(104,027)	1,616
Total increase (decrease) in net assets	(488,806)	561,795	(174,439)	162,991
Net assets at beginning of period	4,797,816	4,236,021	1,110,567	947,576
Net assets at end of period	$ 4,309,010	$ 4,797,816	$ 936,128	$ 1,110,567

	Wanger Select		Wanger USA
	2014	2013	2014	2013
Increase (decrease) in net assets from operations:
Net investment income (loss)	$ (123)	$ 1,766	$ (100)	$ 2,049
Realized gains (losses)	111,408	24,455	234,756	192,531
Unrealized appreciation (depreciation) during the year	(91,440)	176,085	(160,845)	271,218
Net increase (decrease) in net assets from operations	19,845	202,306	73,811	465,798
Contract transactions:
Payments received from contract owners	47,901	61,837	81,872	97,395
Transfers between Investment Options (including Guaranteed Interest Account), net	(109,131)	(76,548)	(141,133)	8,308
Transfers for contract benefits and terminations	(32,444)	(19,277)	(117,652)	(245,906)
Contract maintenance charges	(35,278)	(41,637)	(81,266)	(111,996)
Net increase (decrease) in net assets resulting from contract transactions	(128,952)	(75,625)	(258,179)	(252,199)
Total increase (decrease) in net assets	(109,107)	126,681	(184,368)	213,599
Net assets at beginning of period	770,535	643,854	1,705,950	1,492,351
Net assets at end of period	$ 661,428	$ 770,535	$ 1,521,582	$ 1,705,950
The accompanying notes are an integral part of these financial statements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
Note 1—Organization
The PHL Variable Universal Life Account (the “Separate Account”), is a separate account of PHL Variable Insurance Company (“PHL Variable”, the "Company", “we” or “us”), the sponsor company. PHL Variable is a Connecticut stock life insurance company and is an indirect wholly-owned subsidiary of Phoenix Life Insurance Company. PHL Variable is a wholly-owned subsidiary of The Phoenix Companies, Inc. (“Phoenix”). The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and was established on September 10, 1998. The Separate Account currently consists of 56 investment options (also known as sub-accounts) that invest in shares of underlying mutual funds.
The contract owners may allocate premium payments and contract value to the following sub-accounts in the variable contract ("contract") which have the same or similar name as the underlying mutual funds (collectively, the “Funds” or individually, the “Fund”):
Alger Capital Appreciation Portfolio – Class 1-2 Shares
Calvert VP S&P MidCap 400 Index Portfolio – Class I Shares
Deutsche Equity 500 Index VIP-Class A (formerly DWS Equity 500 Index VIP-Class A)
Deutsche Small Cap Index VIP-Class A (formerly DWS Small Cap Index VIP-Class A)
Federated Fund for U.S. Government Securities II
Federated High Income Bond Fund II – Primary Shares
Federated Prime Money Fund II
Fidelity ® VIP Contrafund® Portfolio – Service Class
Fidelity ® VIP Growth Opportunities Portfolio – Service Class
Fidelity ® VIP Growth Portfolio – Service Class
Fidelity ® VIP Investment Grade Bond Portfolio – Service Class
Franklin Income VIP Fund-Class 2 (formerly Franklin Income Securities Fund-Class 2)
Franklin Mutual Shares VIP Fund-Class 2 (formerly Mutual Shares Securities Fund-Class 2)
Guggenheim Long Short Equity Fund
Ibbotson Aggressive Growth ETF Asset Allocation Portfolio – Class II
Ibbotson Balanced ETF Asset Allocation Portfolio – Class II
Ibbotson Growth ETF Asset Allocation Portfolio – Class II
Ibbotson Income and Growth ETF Asset Allocation Portfolio – Class II
Invesco V.I. American Franchise Fund – Series I Shares
Invesco V.I. Core Equity Fund – Series I Shares
Invesco V.I. Equity and Income Fund – Series II Shares
Invesco V.I. Mid Cap Core Equity Fund – Series I Shares
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio – Service Shares
Lord Abbett Series Fund Bond Debenture Portfolio – Class VC Shares
Lord Abbett Series Fund Growth and Income Portfolio – Class VC Shares
Lord Abbett Series Fund Mid Cap Stock Portfolio – Class VC Shares
Neuberger Berman AMT Guardian Portfolio – S Class
Neuberger Berman AMT Small Cap Growth Portfolio – S Class
Oppenheimer Capital Appreciation Fund/VA – Service Shares
Oppenheimer Global Fund/VA – Service Shares
Oppenheimer Main Street Small Cap Fund®/VA – Service Shares
PIMCO CommodityRealReturn® Strategy Portfolio – Advisor Class
PIMCO Real Return Portfolio – Advisor Class
PIMCO Total Return Portfolio – Advisor Class
Rydex Inverse Government Long Bond Strategy Fund
Rydex Nova Fund
Sentinel Variable Products Balanced Fund
Sentinel Variable Products Bond Fund
Sentinel Variable Products Common Stock Fund
Sentinel Variable Products Mid Cap Fund

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
Note 1—Organization  (Continued)
Sentinel Variable Products Small Company Fund
Templeton Developing Markets VIP Fund-Class 2 (formerly Templeton Developing Markets Securities Fund-Class 2)
Templeton Foreign VIP Fund-Class 2 (formerly Templeton Foreign Securities Fund-Class 2)
Templeton Growth VIP Fund-Class 2 (formerly Templeton Growth Securities Fund-Class 2)
Virtus Capital Growth Series – Class A Shares
Virtus Growth & Income Series – Class A Shares
Virtus International Series – Class A Shares
Virtus Multi-Sector Fixed Income Series – Class A Shares
Virtus Real Estate Securities Series – Class A Shares
Virtus Small-Cap Growth Series – Class A Shares
Virtus Small-Cap Value Series – Class A Shares
Virtus Strategic Allocation Series – Class A Shares
Wanger International
Wanger International Select
Wanger Select
Wanger USA
Additionally, contract owners may direct the allocation of their premium payments and contract value between the Separate Account and the Guaranteed Interest Account (“GIA”).
PHL Variable and the Separate Account are subject to regulation by the Department of Insurance of the State of Connecticut and the U.S. Securities and Exchange Commission (“SEC”). The assets and liabilities of the Separate Account are clearly identified and distinguished from PHL Variable’s other asset and liabilities. Premium payments and contract value allocated by a contract owner to the GIA are not legally insulated and are subject to claims against PHL Variable’s general account assets.
Note 2—Significant Accounting Policies
The following is a summary of significant accounting policies of the Separate Account, which are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) in the investment company industry:
A.     Valuation of investments: Investments are made in the Funds and stated at fair value based on the reported net asset values of the respective Funds, which in turn value their investment securities at fair value.
B.     Investment transactions and related income: Investment transactions are recorded on the trade date. Realized gains and losses on the sales of shares of the Funds are computed on the basis of last in first out (“LIFO”). Dividend income and realized gain distributions from investments are recorded on the ex-dividend date.
C.     Income taxes: PHL Variable is taxed as a life insurance entity under the provisions of the Internal Revenue Code of 1986, as amended, (the “Code”) and the operations of the Separate Account are included in the consolidated federal income tax return of Phoenix. Under the current provisions of the Code, PHL Variable does not expect to incur federal income taxes on the earnings of the Separate Account to the extent that the earnings are credited under the contracts. Based on this expectation, no charge is being made currently to the Separate Account for federal income taxes. PHL Variable will review periodically the tax liability of the Separate Account in the event of changes in the tax law and may assess a charge in future years for any federal income taxes that would be applied against the Separate Account.
D.     Use of estimates: The preparation of financial statements in accordance with GAAP requires PHL Variable’s management to make estimates and assumptions that affect amounts reported therein. Actual results could differ from these estimates.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
Note 2—Significant Accounting Policies (Continued)
Security Valuation: The Separate Account measures the fair value of its investment in the Funds available on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:
•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Separate Account has the ability to access.
•	Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent observable inputs are not available, representing the Separate Account’s own assumptions about the assumptions a market participant would use in valuing the assets or liability, and would be based on the best information available.
Investments in Fund shares are valued using the reported net asset value of the respective Funds at the end of each New York Stock Exchange business day, as determined by the respective Funds. Investments held by the Separate Account are Level 1 within the hierarchy. There were no transfers between Level 1, Level 2 and Level 3 during the year ended December 31, 2014.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
Note 3— Purchases and Proceeds from Sales of Investments
The cost of purchases and proceeds from sales of investments for the period ended December 31, 2014 were as follows:
Investment Option	Purchases	Sales
Alger Capital Appreciation Portfolio – Class I-2 Shares	$ 36,753	$ 25,898
Calvert VP S&P MidCap 400 Index Portfolio – Class I Shares	198,307	54,923
Deutsche Equity 500 Index VIP – Class A	738,447	585,981
Deutsche Small Cap Index VIP – Class A	40,381	36,632
Federated Fund for U.S. Government Securities II	1,243,345	1,254,696
Federated High Income Bond Fund II – Primary Shares	139,104	261,855
Federated Prime Money Fund II	1,995,734	693,141
Fidelity ® VIP Contrafund® Portfolio – Service Class	429,861	757,304
Fidelity ® VIP Growth Opportunities Portfolio – Service Class	1,027,307	1,820,828
Fidelity ® VIP Growth Portfolio – Service Class	499,800	548,138
Fidelity ® VIP Investment Grade Bond Portfolio – Service Class	423,830	424,372
Franklin Income VIP Fund – Class 2	436,396	363,420
Franklin Mutual Shares VIP Fund – Class 2	414,261	453,560
Guggenheim Long Short Equity Fund	840	1,313
Ibbotson Aggressive Growth ETF Asset Allocation Portfolio – Class II	313,375	760,182
Ibbotson Balanced ETF Asset Allocation Portfolio – Class II	318,009	300,237
Ibbotson Growth ETF Asset Allocation Portfolio – Class II	717,300	425,981
Ibbotson Income and Growth ETF Asset Allocation Portfolio – Class II	19,559	48,416
Invesco V.I. American Franchise Fund – Series I Shares	258,426	411,467
Invesco V.I. Core Equity Fund – Series I Shares	344,870	388,773
Invesco V.I. Equity and Income Fund – Series II Shares	25,582	15,806
Invesco V.I. Mid Cap Core Equity Fund – Series I Shares	27,952	11,830
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio – Service Shares	389,086	357,096
Lord Abbett Series Fund Bond Debenture Portfolio – Class VC Shares	71,773	160,157
Lord Abbett Series Fund Growth and Income Portfolio – Class VC Shares	981,624	1,261,911
Lord Abbett Series Fund Mid Cap Stock Portfolio – Class VC Shares	75,382	162,617
Neuberger Berman AMT Guardian Portfolio – S Class	1,417,277	987,996
Neuberger Berman AMT Small Cap Growth Portfolio – S Class	172,143	91,848
Oppenheimer Capital Appreciation Fund/VA – Service Shares	24,689	23,648
Oppenheimer Global Fund/VA – Service Shares	91,777	116,567
Oppenheimer Main Street Small Cap Fund®/VA – Service Shares	920,336	652,545
PIMCO CommodityRealReturn® Strategy Portfolio – Advisor Class	685,101	409,941
PIMCO Real Return Portfolio – Advisor Class	24,402	52,506
PIMCO Total Return Portfolio – Advisor Class	242,577	235,886
Rydex Inverse Government Long Bond Strategy Fund	936	561
Rydex Nova Fund	612	1,129
Sentinel Variable Products Balanced Fund	135,595	36,228
Sentinel Variable Products Bond Fund	319,128	313,485
Sentinel Variable Products Common Stock Fund	2,182,174	1,943,413
Sentinel Variable Products Mid Cap Fund	45,937	63,141
Sentinel Variable Products Small Company Fund	551,685	347,575
Templeton Developing Markets VIP Fund – Class 2	103,329	189,434
Templeton Foreign VIP Fund – Class 2	378,850	368,278
Templeton Growth VIP Fund – Class 2	319,336	380,011
Virtus Capital Growth Series – Class A Shares	67,953	132,613
Virtus Growth & Income Series – Class A Shares	1,143,939	1,071,974
Virtus International Series – Class A Shares	3,008,550	2,664,122
Virtus Multi-Sector Fixed Income Series – Class A Shares	756,108	718,875
Virtus Real Estate Securities Series – Class A Shares	1,411,782	1,123,901
Virtus Small-Cap Growth Series – Class A Shares	493,813	471,858
Virtus Small-Cap Value Series – Class A Shares	989,767	1,016,179
Virtus Strategic Allocation Series – Class A Shares	146,754	222,149

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
Note 3—Purchases and Proceeds from Sales of Investments (Continued)
Investment Option	Purchases	Sales
Wanger International	$ 1,156,870	$ 860,672
Wanger International Select	165,427	208,071
Wanger Select	172,813	222,756
Wanger USA	278,307	344,361
	$ 28,575,271	$ 26,858,257

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
Note 4— Changes in Units Outstanding
The changes in units outstanding were as follows:
	For the period ended December 31, 2014			For the period ended December 31, 2013
Investment Option	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Alger Capital Appreciation Portfolio – Class I-2 Shares	1,187	(3,752)	(2,565)	1,514	(5,008)	(3,494)
Calvert VP S&P MidCap 400 Index Portfolio – Class I Shares	89,870	(28,366)	61,504	113,574	(83,086)	30,488
Deutsche Equity 500 Index VIP – Class A	128,069	(158,134)	(30,065)	179,135	(137,499)	41,636
Deutsche Small Cap Index VIP – Class A	19,973	(20,514)	(541)	29,063	(3,536)	25,527
Federated Fund for U.S. Government Securities II	405,524	(409,317)	(3,793)	193,774	(268,411)	(74,637)
Federated High Income Bond Fund II – Primary Shares	21,605	(60,112)	(38,507)	38,609	(36,893)	1,716
Federated Prime Money Fund II	1,995,753	(693,003)	1,302,750	793,768	(916,743)	(122,975)
Fidelity ® VIP Contrafund® Portfolio – Service Class	85,479	(201,889)	(116,410)	205,048	(222,436)	(17,388)
Fidelity ® VIP Growth Opportunities Portfolio – Service Class	478,992	(802,474)	(323,482)	557,633	(774,802)	(217,169)
Fidelity ® VIP Growth Portfolio – Service Class	114,782	(155,668)	(40,886)	51,811	(48,350)	3,461
Fidelity ® VIP Investment Grade Bond Portfolio – Service Class	265,094	(298,104)	(33,010)	360,662	(291,198)	69,464
Franklin Income VIP Fund – Class 2	200,701	(225,695)	(24,994)	208,275	(152,489)	55,786
Franklin Mutual Shares VIP Fund – Class 2	159,902	(203,600)	(43,698)	198,769	(376,683)	(177,914)
Guggenheim Long Short Equity Fund	445	(695)	(250)	497	(3,439)	(2,942)
Ibbotson Aggressive Growth ETF Asset Allocation Portfolio – Class II	200,414	(552,996)	(352,582)	274,728	(245,300)	29,428
Ibbotson Balanced ETF Asset Allocation Portfolio – Class II	204,768	(231,506)	(26,738)	222,931	(614,553)	(391,622)
Ibbotson Growth ETF Asset Allocation Portfolio – Class II	496,163	(312,918)	183,245	429,819	(210,687)	219,132
Ibbotson Income and Growth ETF Asset Allocation Portfolio – Class II	10,101	(39,812)	(29,711)	42,976	(48,690)	(5,714)
Invesco V.I. American Franchise Fund – Series I Shares	181,253	(288,478)	(107,225)	214,815	(257,858)	(43,043)
Invesco V.I. Core Equity Fund – Series I Shares	182,247	(210,222)	(27,975)	18,482	(49,018)	(30,536)
Invesco V.I. Equity and Income Fund – Series II Shares	11,223	(10,052)	1,171	20,125	(90,655)	(70,530)
Invesco V.I. Mid Cap Core Equity Fund – Series I Shares	6,611	(6,057)	554	6,440	(17,779)	(11,339)
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio – Service Shares	175,528	(172,531)	2,997	6,459	(32,309)	(25,850)
Lord Abbett Series Fund Bond Debenture Portfolio – Class VC Shares	19,770	(84,588)	(64,818)	35,190	(54,587)	(19,397)
Lord Abbett Series Fund Growth and Income Portfolio – Class VC Shares	562,926	(754,139)	(191,213)	393,942	(567,866)	(173,924)
Lord Abbett Series Fund Mid Cap Stock Portfolio – Class VC Shares	41,134	(92,514)	(51,380)	78,004	(62,538)	15,466
Neuberger Berman AMT Guardian Portfolio – S Class	373,639	(624,633)	(250,994)	467,847	(706,853)	(239,006)
Neuberger Berman AMT Small Cap Growth Portfolio – S Class	111,698	(71,827)	39,871	23,330	(18,557)	4,773
Oppenheimer Capital Appreciation Fund/VA – Service Shares	14,146	(16,202)	(2,056)	26,202	(195,605)	(169,403)
Oppenheimer Global Fund/VA – Service Shares	42,865	(80,670)	(37,805)	71,816	(19,366)	52,450
Oppenheimer Main Street Small Cap Fund®/VA – Service Shares	255,773	(373,344)	(117,571)	274,631	(538,820)	(264,189)
PIMCO CommodityRealReturn® Strategy Portfolio – Advisor Class	799,839	(488,664)	311,175	897,382	(439,843)	457,539
PIMCO Real Return Portfolio – Advisor Class	14,337	(34,152)	(19,815)	31,369	(83,948)	(52,579)
PIMCO Total Return Portfolio – Advisor Class	134,633	(143,471)	(8,838)	201,460	(312,068)	(110,608)
Rydex Inverse Government Long Bond Strategy Fund	374	(1,275)	(901)	522	(10,474)	(9,952)
Rydex Nova Fund	241	(453)	(212)	308	(499)	(191)
Sentinel Variable Products Balanced Fund	76,035	(24,057)	51,978	84,105	(68,103)	16,002
Sentinel Variable Products Bond Fund	186,501	(213,742)	(27,241)	287,880	(223,787)	64,093
Sentinel Variable Products Common Stock Fund	623,526	(1,190,341)	(566,815)	886,882	(1,429,008)	(542,126)
Sentinel Variable Products Mid Cap Fund	17,458	(42,621)	(25,163)	26,580	(20,658)	5,922
Sentinel Variable Products Small Company Fund	178,599	(206,807)	(28,208)	195,769	(275,329)	(79,560)
Templeton Developing Markets VIP Fund – Class 2	82,557	(177,343)	(94,786)	203,410	(83,660)	119,750
Templeton Foreign VIP Fund – Class 2	88,116	(96,089)	(7,973)	75,640	(58,357)	17,283
Templeton Growth VIP Fund – Class 2	146,655	(183,571)	(36,916)	160,669	(287,299)	(126,630)
Virtus Capital Growth Series – Class A Shares	18,363	(43,705)	(25,342)	22,545	(31,896)	(9,351)
Virtus Growth & Income Series – Class A Shares	148,086	(247,232)	(99,146)	85,260	(198,792)	(113,532)
Virtus International Series – Class A Shares	1,032,658	(1,162,336)	(129,678)	1,090,797	(1,182,631)	(91,834)
Virtus Multi-Sector Fixed Income Series – Class A Shares	239,047	(281,601)	(42,554)	284,716	(256,590)	28,126
Virtus Real Estate Securities Series – Class A Shares	239,835	(365,132)	(125,297)	335,382	(278,646)	56,736
Virtus Small-Cap Growth Series – Class A Shares	56,424	(105,426)	(49,002)	58,372	(60,630)	(2,258)

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
Note 4—Changes in Units Outstanding (Continued)
	For the period ended December 31, 2014			For the period ended December 31, 2013
Investment Option	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Virtus Small-Cap Value Series – Class A Shares	272,564	(456,295)	(183,731)	353,187	(639,945)	(286,758)
Virtus Strategic Allocation Series – Class A Shares	17,866	(49,835)	(31,969)	23,279	(34,346)	(11,067)
Wanger International	195,876	(297,902)	(102,026)	217,206	(384,392)	(167,186)
Wanger International Select	30,628	(44,036)	(13,408)	92,166	(70,002)	22,164
Wanger Select	24,763	(81,671)	(56,908)	26,838	(38,485)	(11,647)
Wanger USA	19,909	(87,092)	(67,183)	32,240	(143,996)	(111,756)

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
Note 5— Financial Highlights
A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios (excluding expenses of the underlying fund) and total return ratios for each of the five years in the periods ended December 31, 2014, 2013, 2012, 2011, and 2010 follows:
	At December 31,					For the periods ended December 31,
	Units (000's)	Unit Fair Value [3] (Lowest to Highest)			Net Assets (000's)	Investment Income Ratio [1]	Expense Ratio [2] (Lowest to Highest)			Total Return [3] (Lowest to Highest)
Alger Capital Appreciation Portfolio – Class I-2 Shares
2014 ‡	26	7.41	to	7.41	192	0.09%	-	to	-	13.75%	to	13.75%
2013 ‡	29	6.51	to	6.51	186	0.36%	-	to	-	35.19%	to	35.19%
2012	32	2.05	to	4.82	145	1.04%	-	to	0.48%	17.73%	to	18.30%
2011	34	1.74	to	4.07	131	0.11%	-	to	0.48%	(0.78%)	to	(0.30%)
2010	35	1.76	to	4.09	134	0.42%	-	to	0.48%	13.48%	to	14.03%
Calvert VP S&P MidCap 400 Index Portfolio – Class I Shares
2014 ‡	160	2.02	to	2.02	323	1.07%	-	to	-	9.25%	to	9.25%
2013 ‡	99	1.77	to	1.84	182	0.76%	-	to	-	32.82%	to	32.82%
2012 ‡	68	1.36	to	1.39	95	1.00%	-	to	0.48%	16.74%#	to	17.30%
2011 ‡	69	1.18#	to	1.18	81	0.79%	-	to	0.48%	(2.24%)#	to	(2.24%)
2010	46	1.21	to	1.21	56	0.87%	-	to	-	25.98%	to	25.98%
Deutsche Equity 500 Index VIP – Class A
2014	1,201	2.04	to	5.18	5,608	1.84%	-	to	0.48%	12.85%	to	13.39%
2013	1,231	1.81	to	4.57	5,060	1.78%	-	to	0.48%	31.29%	to	31.93%
2012 ‡	1,190	1.38	to	3.46	3,701	1.71%	-	to	0.48%	15.14%	to	15.70%
2011 ‡	1,322	1.20#	to	2.99	3,579	1.70%	-	to	0.48%	1.35%	to	1.84%
2010 ‡	1,334	1.18#	to	2.94	3,557	1.95%	-	to	0.48%	14.15%#	to	14.70%
Deutsche Small Cap Index VIP – Class A
2014	43	1.85	to	1.91	82	1.00%	-	to	0.48%	4.24%	to	4.74%
2013	44	1.78	to	1.83	80	1.08%	-	to	0.48%	37.97%	to	38.64%
2012 ‡	18	1.29	to	1.32	24	0.35%	-	to	0.48%	15.69%	to	16.25%
2011 ‡	24	1.11	to	1.56	27	1.87%	-	to	0.48%	(4.87%)#	to	(4.41%)
2010	23	1.17	to	1.63	28	1.08%	-	to	0.48%	25.79%	to	26.39%
Federated Fund for U.S. Government Securities II
2014	1,564	1.38	to	3.24	4,589	2.96%	-	to	0.48%	4.12%	to	4.62%
2013	1,567	1.32	to	3.10	4,529	3.30%	-	to	0.48%	(2.52%)	to	(2.05%)
2012	1,642	1.36	to	1.27	4,808	3.79%	-	to	0.48%	2.48%	to	2.97%
2011 ‡	1,793	1.33#	to	3.07	5,085	4.15%	-	to	0.48%	5.27%	to	5.78%
2010 ‡	1,929	1.26#	to	2.90	5,162	4.55%	-	to	0.48%	4.66%	to	5.17%#
Federated High Income Bond Fund II – Primary Shares
2014	164	1.96	to	5.47	773	5.90%	-	to	0.48%	2.20%	to	2.69%
2013	203	1.92	to	5.33	921	6.87%	-	to	0.48%	6.47%	to	6.99%
2012 ‡	201	1.80	to	4.98	842	6.96%	-	to	0.48%	14.14%	to	14.70%
2011 ‡	170	1.58#	to	4.34	613	9.62%	-	to	0.48%	4.66%	to	5.17%
2010 ‡	193	1.51#	to	4.13	599	9.27%	-	to	0.48%	14.18%#	to	14.73%
Federated Prime Money Fund II
2014	4,083	0.98	to	1.00	4,082	-	-	to	0.48%	(0.48%)	to	-
2013	2,780	0.98	to	1.00	2,779	-	-	to	0.48%	(0.48%)	to	0.00%*
2012	2,903	0.99	to	1.00	2,903	-	-	to	0.48%	(0.48%)	to	0.00%*
2011	4,256	0.99	to	1.00	4,256	-	-	to	0.48%	(0.48%)	to	0.00%*
2010 [4]	3,353	1.00	to	1.00	3,353	0.00%*	-	to	0.48%	(0.45%)	to	0.00%*

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
Note 5—Financial Highlights (Continued)
	At December 31,					For the periods ended December 31,
	Units (000's)	Unit Fair Value [3] (Lowest to Highest)			Net Assets (000's)	Investment Income Ratio [1]	Expense Ratio [2] (Lowest to Highest)			Total Return [3] (Lowest to Highest)
Fidelity ® VIP Contrafund® Portfolio – Service Class
2014	786	2.26	to	6.27	4,033	0.84%	-	to	0.48%	11.28%	to	11.82%
2013	902	2.03	to	5.61	4,029	0.93%	-	to	0.48%	30.52%	to	31.14%
2012 ‡	920	1.56	to	4.28	3,170	1.23%	-	to	0.48%	15.75%	to	16.31%
2011 ‡	1,011	1.35#	to	3.68	3,070	0.91%	-	to	0.48%	(3.10%)	to	(2.64%)
2010 ‡	1,066	1.39#	to	3.78	3,213	1.06%	-	to	0.48%	16.55%#	to	17.11%
Fidelity ® VIP Growth Opportunities Portfolio – Service Class
2014	3,349	2.17	to	5.35	9,321	0.11%	-	to	0.48%	11.56%	to	12.10%
2013	3,673	1.95	to	4.77	9,092	0.20%	-	to	0.48%	37.12%	to	37.78%
2012 ‡	3,890	1.42	to	3.46	6,952	0.30%	-	to	0.48%	18.89%	to	19.46%
2011 ‡	4,028	1.19#	to	2.90	6,081	0.05%	-	to	0.48%	1.69%	to	2.18%
2010 ‡	3,993	1.17#	to	2.84	6,095	0.10%	-	to	0.48%	23.06%#	to	23.65%
Fidelity ® VIP Growth Portfolio – Service Class
2014	382	2.13	to	4.89	1,611	0.09%	-	to	0.48%	10.65%	to	11.19%
2013	423	1.93	to	4.40	1,502	0.20%	-	to	0.48%	35.55%	to	36.20%
2012 ‡	419	1.42	to	0.98	1,116	0.45%	-	to	0.48%	13.99%	to	14.55%
2011 ‡	486	1.25#	to	2.82	1,174	0.25%	-	to	0.48%	(0.34%)	to	0.14%
2010 ‡	567	1.25#	to	2.81	1,438	0.20%	-	to	0.48%	23.46%	to	24.05%#
Fidelity ® VIP Investment Grade Bond Portfolio – Service Class
2014	1,518	1.43	to	1.48	2,204	2.15%	-	to	0.48%	5.25%	to	5.75%
2013	1,551	1.35	to	1.40	2,130	2.38%	-	to	0.48%	(2.36%)	to	(1.89%)
2012	1,482	1.39	to	1.43	2,077	2.32%	-	to	0.48%	5.26%	to	5.77%
2011 ‡	1,523	1.32#	to	1.35	2,020	3.35%	-	to	0.48%	6.70%	to	7.21%
2010 ‡	1,411	1.24#	to	1.26	1,747	3.75%	-	to	0.48%	7.16%#	to	7.68%
Franklin Income VIP Fund – Class 2
2014	1,288	1.65	to	1.72	2,105	4.91%	-	to	0.48%	4.11%	to	4.62%
2013	1,313	1.58	to	1.64	2,046	6.32%	-	to	0.48%	13.39%	to	13.94%
2012 ‡	1,257	1.40	to	1.44	1,727	6.30%	-	to	0.48%	12.11%	to	12.65%
2011 ‡	1,207	1.24#	to	1.28	1,472	5.69%	-	to	0.48%	1.89%	to	2.38%
2010 ‡	1,055	1.22#	to	1.25	1,256	6.37%	-	to	0.48%	12.13%	to	12.67%
Franklin Mutual Shares VIP Fund – Class 2
2014	1,136	1.79	to	4.76	3,250	2.04%	-	to	0.48%	6.61%	to	7.12%
2013	1,179	1.68	to	4.45	3,148	2.04%	-	to	0.48%	27.65%	to	28.26%
2012 ‡	1,357	1.31	to	3.47	2,795	2.07%	-	to	0.48%	13.69%	to	14.24%
2011 ‡	1,363	1.16#	to	3.03	2,485	2.35%	-	to	0.48%	(1.52%)	to	(1.04%)
2010 ‡	1,398	1.17#	to	3.07	2,536	1.58%	-	to	0.48%	10.66%	to	11.19%
Guggenheim Long Short Equity Fund
2014	5	1.98	to	1.98	10	-	-	to	-	2.79%	to	2.79%
2013	5	1.92	to	1.92	10	-	-	to	-	17.46%	to	17.46%
2012	8	1.64	to	1.64	13	-	-	to	-	4.43%	to	4.43%
2011	18	1.57	to	1.57	28	-	-	to	-	(6.56%)	to	(6.56%)
2010	16	1.68	to	1.68	27	-	-	to	-	11.21%	to	11.21%
Ibbotson Aggressive Growth ETF Asset Allocation Portfolio – Class II
2014 ‡	1,540	1.40	to	1.40	2,162	0.89%	-	to	-	4.47%	to	4.47%
2013	1,893	1.32	to	1.34	2,543	1.11%	-	to	0.48%	17.55%	to	18.12%
2012	1,863	1.13	to	1.14	2,119	1.15%	-	to	0.48%	13.65%	to	14.20%
2011	2,245	0.99	to	1.00	2,237	0.93%	-	to	0.48%	(5.50%)	to	(5.04%)
2010 [5]	2,406	1.05	to	1.05	2,524	2.42%	-	to	0.48%	4.04%	to	4.10%

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
Note 5—Financial Highlights (Continued)
	At December 31,					For the periods ended December 31,
	Units (000's)	Unit Fair Value [3] (Lowest to Highest)			Net Assets (000's)	Investment Income Ratio [1]	Expense Ratio [2] (Lowest to Highest)			Total Return [3] (Lowest to Highest)
Ibbotson Balanced ETF Asset Allocation Portfolio – Class II
2014	1,501	1.29	to	1.32	1,973	1.14%	-	to	0.48%	4.01%	to	4.51%
2013	1,528	1.24	to	1.26	1,923	1.23%	-	to	0.48%	11.32%	to	11.86%
2012	1,919	1.12	to	1.13	2,157	1.55%	-	to	0.48%	10.28%	to	10.81%
2011	1,695	1.01	to	1.02	1,721	1.08%	-	to	0.48%	(1.36%)	to	(0.89%)
2010 [5]	1,295	1.03	to	1.03	1,329	5.71%	-	to	0.48%	2.41%	to	2.47%
Ibbotson Growth ETF Asset Allocation Portfolio – Class II
2014	2,611	1.35	to	1.38	3,597	1.09%	-	to	0.48%	4.07%	to	4.57%
2013 ‡	2,428	1.30	to	1.32	3,198	1.24%	-	to	0.48%	15.98%	to	16.55%
2012	2,209	1.12	to	1.13	2,498	1.36%	-	to	0.48%	12.37%	to	12.91%
2011	2,069	1.00	to	1.00	2,074	1.15%	-	to	0.48%	(4.14%)	to	(3.68%)
2010 [5]	2,024	1.04	to	1.04	2,109	5.63%	-	to	0.48%	3.49%	to	3.54%
Ibbotson Income and Growth ETF Asset Allocation Portfolio – Class II
2014	213	1.20	to	1.23	261	1.09%	-	to	0.48%	2.81%	to	3.30%
2013	243	1.17	to	1.19	288	1.42%	-	to	0.48%	6.82%	to	7.33%
2012	249	1.09	to	1.11	274	1.73%	-	to	0.48%	7.35%	to	7.87%
2011 ‡	217	1.02	to	1.02	222	0.71%	-	to	0.48%	0.60%#	to	1.08%
2010 [5]	229	1.01	to	1.01	232	4.19%	-	to	0.48%	1.38%	to	1.44%
Invesco V.I. American Franchise Fund – Series I Shares
2014	1,715	1.48	to	1.50	2,566	0.04%	-	to	0.48%	7.92%	to	8.44%
2013	1,823	1.37	to	1.38	2,514	0.44%	-	to	0.48%	39.46%	to	40.14%
2012 [6]	1,866	0.98	to	0.98	1,837	-	-	to	0.48%	(2.82%)	to	(2.50%)
Invesco V.I. Core Equity Fund – Series I Shares
2014	276	1.85	to	1.85	511	0.86%	-	to	-	8.15%	to	8.15%
2013	304	1.71	to	1.71	520	1.40%	-	to	-	29.25%	to	29.25%
2012	334	1.32	to	1.32	443	0.94%	-	to	-	13.88%	to	13.88%
2011	391	1.16	to	1.16	455	0.97%	-	to	-	(0.06%)	to	(0.06%)
2010	422	1.16	to	1.16	492	1.02%	-	to	-	9.56%	to	9.56%
Invesco V.I. Equity and Income Fund – Series II Shares
2014	68	1.59	to	1.79	118	1.66%	-	to	-	8.77%	to	8.77%
2013	67	1.46	to	1.64	107	1.35%	-	to	-	24.89%	to	24.88%
2012 ‡	138	1.29	to	1.32	166	1.83%	-	to	0.48%	12.39%	to	12.39%
2011 ‡	139	1.04	to	1.17	149	1.78%	-	to	0.48%	(1.30%)	to	(1.30%)#
2010 ‡	125	1.05	to	1.19	136	2.34%	-	to	-	12.03%#	to	12.03%
Invesco V.I. Mid Cap Core Equity Fund – Series I Shares
2014	69	1.98	to	1.98	137	0.04%	-	to	-	4.43%	to	4.43%
2013	69	1.90	to	1.90	130	0.69%	-	to	-	28.81%	to	28.81%
2012	80	1.47	to	1.47	118	0.06%	-	to	-	10.95%	to	10.95%
2011	94	1.33	to	1.33	125	0.30%	-	to	-	(6.38%)	to	(6.38%)
2010	100	1.42	to	1.42	141	0.58%	-	to	-	14.11%	to	14.11%
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio – Service Shares
2014	91	2.15	to	2.15	194	-	-	to	-	11.03%	to	11.03%
2013	88	1.93	to	1.93	169	-	-	to	-	35.08%	to	35.08%
2012	114	1.43	to	1.43	162	-	-	to	-	10.38%	to	10.38%
2011	115	1.30	to	1.30	149	-	-	to	-	(9.07%)	to	(9.07%)
2010 ‡	128	1.43	to	1.43	182	0.24%	-	to	-	23.72%#	to	23.72%

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
Note 5—Financial Highlights (Continued)
	At December 31,					For the periods ended December 31,
	Units (000's)	Unit Fair Value [3] (Lowest to Highest)			Net Assets (000's)	Investment Income Ratio [1]	Expense Ratio [2] (Lowest to Highest)			Total Return [3] (Lowest to Highest)
Lord Abbett Series Fund Bond Debenture Portfolio – Class VC Shares
2014	235	1.66	to	1.97	452	4.30%	-	to	-	4.35%	to	4.35%
2013	300	1.59	to	1.89	551	4.94%	-	to	-	8.17%	to	8.17%
2012	319	1.47	to	1.75	544	5.89%	-	to	-	12.53%	to	12.53%
2011	287	1.30	to	1.55	435	6.02%	-	to	-	4.38%	to	4.38%
2010	269	1.25	to	1.49	393	6.61%	-	to	-	12.31%	to	12.31%
Lord Abbett Series Fund Growth and Income Portfolio – Class VC Shares
2014	3,410	1.71	to	1.76	5,969	0.71%	-	to	0.48%	7.14%	to	7.65%
2013	3,602	1.60	to	1.63	5,857	0.58%	-	to	0.48%	35.25%	to	35.90%
2012 ‡	3,775	1.18	to	1.20	4,518	0.98%	-	to	0.48%	11.55%	to	12.09%
2011 ‡	4,049	1.06#	to	1.07	4,323	0.73%	-	to	0.48%	(6.53%)	to	(6.08%)
2010 ‡	4,229	1.13#	to	1.14	4,809	0.56%	-	to	0.48%	16.85%#	to	17.41%
Lord Abbett Series Fund Mid Cap Stock Portfolio – Class VC Shares
2014 ‡	435	1.55	to	1.90	818	0.43%	-	to	-	11.53%	to	11.53%
2013	486	1.69	to	1.70	819	0.44%	-	to	0.48%	29.69%	to	30.32%
2012 ‡	471	1.07	to	1.31	609	0.69%	-	to	0.48%	13.99%	to	14.55%
2011 ‡	489	0.93	to	1.14#	554	0.22%	-	to	0.48%	(4.01%)#	to	(4.01%)
2010 ‡	442	0.97	to	1.19	523	0.37%	-	to	0.48%	25.43%#	to	25.43%
Neuberger Berman AMT Guardian Portfolio – S Class
2014	2,942	1.74	to	1.81	5,057	0.26%	-	to	0.48%	8.37%	to	8.89%
2013	3,193	1.61	to	1.67	5,026	0.69%	-	to	0.48%	37.94%	to	38.61%
2012 ‡	3,432	1.16	to	1.20	3,894	0.16%	-	to	0.48%	12.06%	to	12.60%
2011 ‡	3,365	1.04#	to	1.07	3,396	0.36%	-	to	0.48%	(3.54%)	to	(3.08%)
2010 ‡	3,206	1.08#	to	1.10	3,341	0.33%	-	to	0.48%	18.37%#	to	18.94%
Neuberger Berman AMT Small Cap Growth Portfolio – S Class
2014	117	1.35	to	1.46	166	-	-	to	0.48%	2.97%	to	3.47%
2013	77	1.31	to	1.41	105	-	-	to	0.48%	45.13%	to	45.83%
2012	73	0.91	to	0.96	68	-	-	to	0.48%	8.30%	to	8.82%
2011	43	0.84	to	0.89	37	-	-	to	0.48%	(1.53%)	to	(1.06%)
2010	21	0.85	to	0.90	18	-	-	to	0.48%	19.04%	to	19.61%
Oppenheimer Capital Appreciation Fund/VA – Service Shares
2014	92	1.46	to	1.67	149	0.18%	-	to	-	15.13%	to	15.13%
2013 ‡	94	1.27	to	1.45	133	0.22%	-	to	-	29.43%	to	29.43%
2012	263	0.98	to	1.12	292	0.38%	-	to	-	13.81%	to	13.81%
2011 ‡	336	0.86	to	0.98	329	0.05%	-	to	-	(1.37%)	to	(1.37%)#
2010 ‡	146	0.87	to	1.00	144	-	-	to	-	9.14%#	to	9.14%
Oppenheimer Global Fund/VA – Service Shares
2014 ‡	288	1.37	to	1.61	437	0.91%	-	to	-	2.06%	to	2.06%
2013	326	1.48	to	1.58	482	1.16%	-	to	0.48%	26.38%	to	26.99%
2012 ‡	273	1.17	to	1.24	317	1.93%	-	to	0.48%	20.37%	to	20.95%
2011 ‡	302	0.97#	to	1.03	291	1.00%	-	to	0.48%	(8.96%)	to	(8.53%)
2010 ‡	236	1.07#	to	1.12	253	1.06%	-	to	0.48%	15.15%	to	15.70%
Oppenheimer Main Street Small Cap Fund®/VA – Service Shares
2014	1,763	1.79	to	2.09	3,349	0.64%	-	to	0.48%	11.12%	to	11.65%
2013	1,880	1.61	to	1.88	3,199	0.69%	-	to	0.48%	39.95%	to	40.62%
2012	2,144	1.15	to	1.33	2,594	0.33%	-	to	0.48%	17.10%	to	17.67%
2011	2,189	0.98	to	1.13	2,249	0.38%	-	to	0.48%	(2.85%)	to	(2.38%)
2010 ‡	2,041	1.01	to	1.16	2,147	0.40%	-	to	0.48%	22.47%#	to	23.06%

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
Note 5—Financial Highlights (Continued)
	At December 31,					For the periods ended December 31,
	Units (000's)	Unit Fair Value [3] (Lowest to Highest)			Net Assets (000's)	Investment Income Ratio [1]	Expense Ratio [2] (Lowest to Highest)			Total Return [3] (Lowest to Highest)
PIMCO CommodityRealReturn® Strategy Portfolio – Advisor Class
2014	2,852	0.76	to	0.79	1,993	0.27%	-	to	0.48%	(19.01%)	to	(18.62%)
2013	2,541	0.93	to	0.97	2,176	1.62%	-	to	0.48%	(15.12%)	to	(14.71%)
2012 ‡	2,083	1.10	to	1.14	2,108	2.43%	-	to	0.48%	4.62%	to	5.12%
2011 ‡	1,890	1.05#	to	1.08	1,832	13.89%	-	to	0.48%	(7.99%)	to	(7.54%)
2010 ‡	1,876	1.14#	to	1.17	1,973	15.24%	-	to	0.48%	23.65%#	to	24.25%
PIMCO Real Return Portfolio – Advisor Class
2014	141	1.46	to	1.52	210	1.35%	-	to	0.48%	2.49%	to	2.99%
2013	161	1.42	to	1.47	233	1.45%	-	to	0.48%	(9.74%)	to	(9.31%)
2012 ‡	213	1.57	to	1.63	342	1.00%	-	to	0.48%	8.12%	to	8.64%
2011 ‡	186	1.46#	to	1.50	274	1.96%	-	to	0.48%	11.02%	to	11.56%
2010 ‡	112	1.31#	to	1.34	148	1.35%	-	to	0.48%	7.48%	to	8.00%#
PIMCO Total Return Portfolio – Advisor Class
2014	576	1.62	to	1.69	955	2.10%	-	to	0.48%	3.67%	to	4.17%
2013	585	1.56	to	1.62	930	2.04%	-	to	0.48%	(2.53%)	to	(2.06%)
2012 ‡	695	1.60	to	1.65	1,133	2.48%	-	to	0.48%	8.97%	to	9.49%
2011 ‡	726	1.47#	to	1.51	1,082	2.53%	-	to	0.48%	3.01%	to	3.50%
2010 ‡	632	1.43#	to	1.46	908	2.31%	-	to	0.48%	7.48%	to	8.00%#
Rydex Inverse Government Long Bond Strategy Fund
2014	20	0.38	to	0.38	7	-	-	to	-	(24.91%)	to	(24.91%)
2013	21	0.51	to	0.51	10	-	-	to	-	15.26%	to	15.26%
2012	31	0.44	to	0.44	13	-	-	to	-	(6.19%)	to	(6.19%)
2011	41	0.47	to	0.47	19	-	-	to	-	(30.44%)	to	(30.44%)
2010 ‡	46	0.67	to	0.67	31	-	-	to	-	(12.81%)#	to	(12.81%)
Rydex Nova Fund
2014	6	2.78	to	2.78	17	0.09%	-	to	-	18.59%	to	18.59%
2013	6	2.34	to	2.34	15	0.11%	-	to	-	48.99%	to	48.99%
2012	7	1.57	to	1.57	11	-	-	to	-	22.25%	to	22.25%
2011 ‡	7	1.29	to	1.29	9	0.04%	-	to	0.48%	(1.17%)#	to	(1.17%)
2010	7	0.98	to	1.30	8	0.24%	-	to	0.48%	19.39%	to	19.96%
Sentinel Variable Products Balanced Fund
2014	167	1.52	to	1.64	261	2.05%	-	to	0.48%	7.30%	to	7.81%
2013	115	1.41	to	1.52	167	1.40%	-	to	0.48%	18.31%	to	18.88%
2012	99	1.20	to	1.28	121	1.96%	-	to	0.48%	10.90%	to	11.44%
2011	103	1.08	to	1.15	113	3.05%	-	to	0.48%	3.55%	to	4.05%
2010 ‡	58	1.05#	to	1.10	62	2.60%	-	to	0.48%	12.19%#	to	12.19%
Sentinel Variable Products Bond Fund
2014	1,054	1.44	to	1.49	1,548	2.98%	-	to	0.48%	3.51%	to	4.01%
2013	1,081	1.39	to	1.43	1,527	3.29%	-	to	0.48%	(0.81%)	to	(0.33%)
2012	1,017	1.40	to	1.44	1,443	3.11%	-	to	0.48%	6.02%	to	6.53%
2011 ‡	952	1.32#	to	1.35	1,268	3.56%	-	to	0.48%	6.53%	to	7.05%
2010 ‡	844	1.24#	to	1.26	1,051	3.95%	-	to	0.48%	6.81%#	to	7.33%
Sentinel Variable Products Common Stock Fund
2014	5,032	1.68	to	1.83	8,793	1.65%	-	to	0.48%	9.81%	to	10.34%
2013	5,599	1.53	to	1.66	8,859	1.53%	-	to	0.48%	31.09%	to	31.73%
2012	6,141	1.17	to	1.26	7,374	1.84%	-	to	0.48%	14.55%	to	15.10%
2011	6,172	1.02	to	1.09	6,435	1.59%	-	to	0.48%	1.61%	to	2.10%
2010 ‡	6,102	1.00	to	1.07	6,229	1.42%	-	to	0.48%	15.24%#	to	15.80%

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
Note 5—Financial Highlights (Continued)
	At December 31,					For the periods ended December 31,
	Units (000's)	Unit Fair Value [3] (Lowest to Highest)			Net Assets (000's)	Investment Income Ratio [1]	Expense Ratio [2] (Lowest to Highest)			Total Return [3] (Lowest to Highest)
Sentinel Variable Products Mid Cap Fund
2014 ‡	63	1.47	to	1.54	94	0.35%	-	to	-	4.63%	to	4.63%
2013	88	1.40	to	1.47	127	0.11%	-	to	-	32.32%	to	32.32%
2012	82	1.06	to	1.11	89	0.27%	-	to	-	12.34%	to	12.34%
2011	44	0.94	to	0.99	42	0.01%	-	to	-	3.62%	to	3.62%
2010	41	0.91	to	0.96	38	0.06%	-	to	-	23.51%	to	23.51%
Sentinel Variable Products Small Company Fund
2014	863	1.71	to	1.95	1,549	0.49%	-	to	0.48%	6.17%	to	6.68%
2013	891	1.61	to	1.83	1,499	0.13%	-	to	0.48%	34.07%	to	34.72%
2012	971	1.20	to	1.36	1,211	0.51%	-	to	0.48%	10.90%	to	11.44%
2011	922	1.08	to	1.22	1,032	-	-	to	0.48%	2.52%	to	3.02%
2010 ‡	895	1.06	to	1.18	972	0.06%	-	to	0.48%	23.15%#	to	23.74%
Templeton Developing Markets VIP Fund – Class 2
2014	589	1.10	to	1.15	626	1.47%	-	to	0.48%	(8.83%)	to	(8.39%)
2013	684	1.21	to	1.26	779	1.89%	-	to	0.48%	(1.40%)	to	(0.92%)
2012 ‡	564	1.23	to	1.27	635	1.36%	-	to	0.48%	12.62%	to	13.16%
2011 ‡	636	1.09#	to	1.12	643	0.91%	-	to	0.48%	(16.26%)	to	(15.86%)
2010 ‡	755	1.30#	to	1.33	927	1.54%	-	to	0.48%	17.02%#	to	17.59%
Templeton Foreign VIP Fund – Class 2
2014	421	1.53	to	4.17	1,442	1.89%	-	to	0.48%	(11.56%)	to	(11.13%)
2013	429	1.73	to	4.69	1,641	2.30%	-	to	0.48%	22.38%	to	22.97%
2012 ‡	412	1.42	to	3.82	1,254	3.06%	-	to	0.48%	17.66%	to	18.23%
2011 ‡	465	1.20#	to	3.23	1,251	1.68%	-	to	0.48%	(11.06%)	to	(10.63%)
2010 ‡	487	1.35#	to	3.61	1,533	1.83%	-	to	0.48%	7.89%	to	8.41%
Templeton Growth VIP Fund – Class 2
2014	1,011	1.52	to	4.14	2,191	1.34%	-	to	0.48%	(3.28%)	to	(2.81%)
2013	1,048	1.57	to	4.26	2,345	2.68%	-	to	0.48%	30.19%	to	30.82%
2012 ‡	1,174	1.21	to	3.25	1,977	2.09%	-	to	0.48%	20.48%	to	21.07%
2011 ‡	1,203	1.00#	to	2.69	1,689	1.36%	-	to	0.48%	(7.42%)	to	6.98%
2010 ‡	1,187	1.08#	to	2.89	1,799	1.37%	-	to	0.48%	6.88%	to	7.39%
Virtus Capital Growth Series – Class A Shares
2014 ‡	260	1.41	to	4.08	1,054	0.06%	-	to	-	11.73%	to	11.73%
2013	285	1.26	to	3.65	1,005	0.33%	-	to	-	29.44%	to	29.44%
2012	294	0.97	to	2.82	799	0.59%	-	to	-	13.76%	to	13.76%
2011	325	0.86	to	2.48	769	0.05%	-	to	-	(4.60%)	to	(4.60%)
2010 ‡	333	0.90	to	2.60	826	0.43%	-	to	-	14.88%#	to	14.88%
Virtus Growth & Income Series – Class A Shares
2014	948	1.92	to	4.83	4,366	0.93%	-	to	0.48%	9.11%	to	9.64%
2013	1,047	1.76	to	4.41	4,364	0.85%	-	to	0.48%	31.17%	to	31.81%
2012 ‡	1,160	1.34	to	3.34	3,647	0.88%	-	to	0.48%	14.22%	to	14.77%
2011 ‡	1,333	1.18#	to	2.91	3,648	0.72%	-	to	0.48%	(2.13%)	to	(1.66%)
2010 ‡	1,433	1.20#	to	2.96	3,953	1.07%	-	to	0.48%	12.29%	to	12.83%
Virtus International Series – Class A Shares
2014	6,053	1.89	to	5.48	14,418	3.79%	-	to	0.48%	(4.36%)	to	(3.90%)
2013	6,183	1.97	to	5.70	15,379	2.17%	-	to	0.48%	7.27%	to	7.78%
2012 ‡	6,275	1.84	to	5.29	14,696	2.76%	-	to	0.48%	15.96%	to	16.52%
2011 ‡	6,207	1.59#	to	4.54	13,168	2.65%	-	to	0.48%	(5.03%)	to	(4.57%)
2010 ‡	5,972	1.67#	to	4.76	13,787	2.48%	-	to	0.48%	12.93%#	to	13.47%

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
Note 5—Financial Highlights (Continued)
	At December 31,					For the periods ended December 31,
	Units (000's)	Unit Fair Value [3] (Lowest to Highest)			Net Assets (000's)	Investment Income Ratio [1]	Expense Ratio [2] (Lowest to Highest)			Total Return [3] (Lowest to Highest)
Virtus Multi-Sector Fixed Income Series – Class A Shares
2014	1,489	1.76	to	4.78	3,957	4.87%	-	to	0.48%	1.41%	to	1.90%
2013	1,531	1.73	to	4.69	4,041	5.61%	-	to	0.48%	1.76%	to	2.25%
2012 ‡	1,503	1.70	to	4.58	3,922	6.32%	-	to	0.48%	14.14%	to	14.69%
2011 ‡	1,483	1.49#	to	4.00	3,417	6.83%	-	to	0.48%	2.50%	to	2.99%
2010 ‡	1,404	1.46#	to	3.88	3,288	7.49%	-	to	0.48%	13.81%#	to	14.36%
Virtus Real Estate Securities Series – Class A Shares
2014	1,502	2.38	to	8.62	5,703	1.14%	-	to	0.48%	30.99%	to	31.62%
2013	1,627	1.82	to	6.55	4,668	1.51%	-	to	0.48%	0.41%	to	0.90%
2012 ‡	1,570	1.81	to	6.49	4,566	0.99%	-	to	0.48%	16.41%	to	16.98%
2011 ‡	1,668	1.56#	to	5.55	4,242	0.72%	-	to	0.48%	9.34%	to	9.87%
2010 ‡	1,639	1.42#	to	5.05	3,894	1.95%	-	to	0.48%	27.39%#	to	28.00%
Virtus Small-Cap Growth Series – Class A Shares
2014	336	2.44	to	7.48	2,001	-	-	to	0.48%	5.00%	to	5.50%
2013	385	2.33	to	7.09	2,080	0.28%	-	to	0.48%	39.53%	to	40.20%
2012	387	1.67	to	5.05	1,573	0.19%	-	to	0.48%	11.27%	to	11.81%
2011	398	1.50#	to	4.52	1,479	-	-	to	0.48%	16.03%	to	16.59%
2010	405	1.29#	to	3.88	1,358	-	-	to	0.48%	12.99%	to	13.53%
Virtus Small-Cap Value Series – Class A Shares
2014	2,251	1.81	to	5.23	6,595	0.62%	-	to	0.48%	1.34%	to	1.83%
2013	2,435	1.78	to	5.14	6,899	0.58%	-	to	0.48%	40.09%	to	40.77%
2012 ‡	2,721	1.27	to	3.65	5,407	2.30%	-	to	0.48%	7.61%	to	8.13%
2011 ‡	2,712	1.18#	to	3.37	5,145	0.83%	-	to	0.48%	4.03%	to	4.54%#
2010 ‡	2,747	1.14#	to	3.23	5,061	1.17%	-	to	0.48%	16.84%	to	17.40%
Virtus Strategic Allocation Series – Class A Shares
2014	205	1.83	to	4.62	890	2.09%	-	to	0.48%	7.00%	to	7.51%
2013	237	1.71	to	4.30	968	1.95%	-	to	0.48%	17.43%	to	17.99%
2012 ‡	248	1.46	to	3.64	855	2.33%	-	to	0.48%	12.88%	to	13.42%
2011 ‡	256	1.29#	to	3.21	779	2.25%	-	to	0.48%	1.42%	to	1.91%
2010 ‡	269	1.28#	to	3.15	765	2.95%	-	to	0.48%	12.65%#	to	13.20%
Wanger International
2014	1,376	2.20	to	7.77	4,309	1.44%	-	to	0.48%	(4.86%)	to	(4.40%)
2013	1,478	2.31	to	8.12	4,798	2.62%	-	to	0.48%	21.78%	to	22.37%
2012 ‡	1,646	1.90	to	6.64	4,236	1.23%	-	to	0.48%	20.98%	to	21.56%
2011 ‡	1,637	1.57#	to	5.46	3,832	4.81%	-	to	0.48%	(15.03%)	to	(14.62%)
2010 ‡	1,572	1.85#	to	6.40	4,597	2.44%	-	to	0.48%	24.32%#	to	24.92%
Wanger International Select
2014	248	1.93	to	6.39	936	1.39%	-	to	0.48%	(7.40%)	to	(6.96%)
2013	262	2.08	to	6.87	1,111	5.93%	-	to	0.48%	13.49%	to	14.04%
2012 ‡	239	1.83	to	6.02	948	1.19%	-	to	0.48%	21.41%	to	22.00%
2011 ‡	228	1.51#	to	4.94	757	1.41%	-	to	0.48%	(10.54%)	to	(10.11%)
2010 ‡	241	1.69#	to	5.49	979	1.37%	-	to	0.48%	21.50%#	to	22.09%
Wanger Select
2014	142	2.19	to	6.42	661	-	-	to	0.48%	2.65%	to	3.14%
2013	199	2.14	to	6.23	771	0.28%	-	to	0.48%	33.93%	to	34.58%
2012 ‡	210	1.59	to	4.63	644	0.45%	-	to	0.48%	17.89%	to	18.46%
2011 ‡	193	1.35#	to	3.91	506	2.04%	-	to	0.48%	(18.07%)	to	(17.68%)
2010 ‡	237	1.65#	to	4.74	872	0.55%	-	to	0.48%	25.96%	to	26.57%

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
Note 5—Financial Highlights (Continued)
	At December 31,					For the periods ended December 31,
	Units (000's)	Unit Fair Value [3] (Lowest to Highest)			Net Assets (000's)	Investment Income Ratio [1]	Expense Ratio [2] (Lowest to Highest)			Total Return [3] (Lowest to Highest)
Wanger USA
2014	263	2.16	to	6.56	1,522	-	-	to	0.48%	4.28%	to	4.78%
2013	331	2.07	to	6.26	1,706	0.13%	-	to	0.48%	33.11%	to	33.75%
2012 ‡	442	1.56	to	4.68	1,492	0.32%	-	to	0.48%	19.44%	to	20.02%
2011 ‡	428	1.30#	to	3.90	1,203	-	-	to	0.48%	(3.95%)	to	(3.49%)
2010 ‡	435	1.36#	to	4.04	1,288	-	-	to	0.48%	22.76%	to	23.35%

*Amount is less than 0.005%.
‡For the noted Fund, a unit value and/or total return fell outside of the disclosed range. The reason for this could be either a new product offering in the given year, and/ or units in a subaccount only invested for a partial period.
#This represents a prior period number that has been restated due to an error. During the preparation of the 2012 financial statements, PHL Variable discovered errors in the unit value and total return financial highlight disclosures for the investment option for the years in the 2010—2011 period identified. In prior periods, the unit value and total return ranges were shown regardless of their relationship with the expense ratio presented. Accordingly, in 2012, PHL Variable restated these unit values and total return ranges to correspond correctly to the lowest or highest expense ratio reported (as described in note 3 below).
[1]The investment income ratios represent the annualized dividends, excluding distributions of capital gains, received by the investment option from the Fund, net of management fees assessed by the Fund, divided by the daily average net assets. These ratios exclude those expenses, such as mortality and expense charges that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the investment option is affected by the timing of the declaration of dividends by the Fund in which the investment option invests.
[2]The expense ratios represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction of unit values. Charges made directly to contract owner contracts through the redemption of units and expenses of the Fund have been excluded.
[3]The total returns are for the periods indicated, including changes in the value of the Fund, and the expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The unit value and total returns labeled ‘highest’ correspond with the product with the lowest expense ratio. The unit value and total return labeled ‘lowest’ correspond with the product with the highest expense ratio. There may be times that a product and/ or Fund are not active throughout the entire period indicated, in which case, those unit values and/or total returns may fall outside the range presented. Also, there may be times where the product with the lowest expense ratio has a lower unit value and/or total return shown than the product with the highest expense ratio. This can be caused by product and fund offerings starting at different unit values and at different points in time.

[4]From inception July 7, 2008 to December 31, 2008.	[7]From inception November 19, 2010 to December 31, 2010.
[5]From inception October 6, 2008 to December 31, 2008.	[8]From inception April 27, 2012 to December 31, 2012.
[6]From inception January 22, 2010 to December 31, 2010.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
Note 6— Related Party Transactions and Charges and Deductions
Related Party Transactions
PHL Variable and its affiliate, 1851 Securities, Inc. (“1851 Securities”), provide services to the Separate Account. PHL Variable is the insurer who provides the contract benefits as well as administrative and contract maintenance services to the Separate Account. 1851 Securities, a registered broker/dealer, is the principal underwriter and distributor for the Separate Account.
Saybrus Equity Services, Inc., a broker-dealer subsidiary of Phoenix, distributes PHL Variable’s products through broker-dealers and other financial intermediaries.
Charges and Deductions
PHL Variable makes deductions from the contract to compensate us for the various expenses in selling, maintaining, underwriting and issuing the contracts and providing guaranteed insurance benefits.
Certain charges are deducted from the contracts as a daily reduction in Unit Value. The charges are included in a separate line item entitled “Mortality and Expense Fees” (“M&E Fees”) or “Administrative Fees” in the accompanying statement of operations. Other periodic charges are taken out as a transaction on a monthly basis. Those charges appear on the statement of changes in net assets on line “Contract Maintenance Charges”. The contract charges are described below:
A.    Contract Maintenance Charges
The Separate Account is assessed periodic Contract Maintenance Charges which are designed to compensate PHL Variable for certain costs associated with maintenance. The charges assessed to the Separate Account for Contract Maintenance Charges are outlined as follows:
Administration Charge – In accordance with terms of the contracts, PHL Variable makes deductions for administrative charges. These charges are typically a flat dollar amount, but could also vary by face amount of coverage. Below is a table that summarizes the guaranteed maximum monthly deduction for some of the various plans offered by PHL Variable:
Plan	Guaranteed Maximum Monthly Admin Charge
Phoenix Benefit Choice VUL	$7.00
Phoenix Edge SVUL	Policy Options A or B $0.01 per $1,000 of face amount, capped at $75, in years 1-15 Policy Option C $0.08 per $1,000 of face amount, capped at $200, in years 1-15
Phoenix Edge VUL	None
Phoenix Executive VUL (08XVUL)	$20.00
Phoenix Express VUL (06PEXVUL)	Varies based on issue age and face amount, capped at $80
Phoenix Express VUL (V616)	$.35 per $1,000 of face amount
Phoenix Joint Edge VUL	$10.00
Contract Surrender Charge – In accordance with terms of the contracts, PHL Variable charges a deduction for surrender charges. Because a contract value and duration may vary, the surrender charge may also vary.
Cost of Insurance Charge – In accordance with terms of the contracts, PHL Variable makes monthly deductions for costs of insurance to cover PHL Variable’s anticipated mortality costs. Because a contract account value and death benefit may vary from month to month, the cost of insurance charge may also vary.
Monthly Mortality and Expense Risk Fees (“M&E Fees”) – The M&E Fees are typically deducted daily from contract value allocated to the variable sub-accounts, however, certain products assess the M&E Fees monthly. In accordance with terms of the contracts, PHL Variable will make either monthly or daily deductions.
All of the above expenses are reflected as redemption of units, and are included in a separate line item entitled “Contract Maintenance Charges” in the accompanying statements of changes in net assets. The total aggregate expense for the periods ended December 31, 2014 and 2013 were $8,320,887 and $8,698,049, respectively.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
B.    Optional Rider and Benefit Charges
PHL Variable may deduct other charges and fees based on the selection of Other Optional Contract Riders and Benefits. These expenses are included in a separate line item entitled “Transfers for contract benefits and terminations” in the accompanying statements of changes in net assets. This expense is reflected as redemption of units.
C.    Daily M&E
As mentioned above, the M&E is typically deducted daily from contract value allocated to the variable sub-accounts. These expenses are included in separate line item “Mortality and Expense Fees” in the accompanying statements of operations. This expense is reflected as a daily reduction of unit values. The total aggregate expense for the period ended December 31, 2014 was $20,372.
Below is a table that summarizes the guaranteed maximum annual equivalent M&E Fees deductions for some of the various plans offered by PHL Variable:
Plan	Guaranteed Maximum Annual M&E
Phoenix Benefit Choice VUL	Years 1-20: 0.50% Years 21+: 0.30%
Phoenix Edge SVUL*	0.90% all years
Phoenix Edge VUL*	0.90% all years
Phoenix Executive VUL (08XVUL)*	0.90% all years
Phoenix Express VUL (06PEXVUL)	0.90% all years
Phoenix Express VUL (V616)*	0.90% all years
Phoenix Joint Edge VUL	Years 1-20: 0.50% Years 21+: 0.30%
* M&E Fees are assessed monthly
D.    Other Charges
PHL Variable may deduct other charges depending on the contract terms.
Note 7—Distribution of Net Income
The Separate Account does not declare distributions to contract owners from accumulated net income. The contract owner's overall value will increase as the individual sub-account value increases in the form of additional units and is distributed to contract owners as part of withdrawals of amounts in the form of surrenders, death benefits, transfers or annuity payments in excess of net purchase payments.
Note 8—Diversification Requirements
Under the provisions of Section 817(h) of the Code, a contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as a variable contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. Each investment option is required to satisfy the requirements of Section 817(h). The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either the statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.
PHL Variable intends that each of the investment options shall comply with the diversification requirements.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
Note 9—Other
SEC Cease-and-Desist Order
Phoenix and PHL Variable are subject to a SEC Order Instituting Cease-and- Desist Proceedings Pursuant to Section 21C of the Securities Exchange Act of 1934, Making Findings, and Imposing a Cease- and-Desist Order, which was approved by the SEC in March 2014 (the “March 2014 Order”) and was subsequently amended by an amended SEC administrative order approved by the SEC in August 2014 (the March 2014 Order, as amended, the “Amended Offer”). The Amended Order and the March 2014 Order (collectively, the “Orders”), directed Phoenix and PHL Variable to cease and desist from committing or causing any violations and any future violations of Section 13(a) of the Exchange Act and Rules 13a-1 thereunder. Phoenix and PHL Variable remain subject to these obligations. Pursuant to the Orders, Phoenix and PHL Variable were required to file certain periodic SEC reports in accordance with the timetables set forth in the Orders. All of such filings have been made. Phoenix and PHL Variable paid civil monetary penalties to the SEC in the aggregate amount of $1,100,000 pursuant to the terms of the Orders.
PHL Variable has been unable to update its registration statements for products offered under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, with its current GAAP financial information and related disclosure. PHL Variable has not sold to any new contract owners any SEC registered annuity and life insurance contracts since the Restatement was announced by PHL Variable in September, 2012. Contract owners at that time, however, have been permitted to exercise rights provided by their then existing contracts, including the right to make additional premium payments into these SEC registered annuity and life insurance contracts.
Rating Agency Actions
On January 14, 2014, Moody’s Investor Services withdrew all of its ratings citing insufficient information to monitor the ratings.
On May 20, 2014, Standard & Poor’s Ratings Services placed its ‘B-’, long-term counterparty credit rating on Phoenix and its ‘BB-’ long-term counterparty credit and financial strength ratings on Phoenix and PHL Variable on CreditWatch with negative implications.
On August 12, 2014, Standard & Poor's Ratings Services lowered its financial strength ratings on Phoenix and PHL Variable to 'B+' from 'BB-' and affirmed its 'B-' long-term counterparty credit rating on Phoenix. They removed the ratings from CreditWatch and assigned a negative outlook. They also affirmed Phoenix's long-term counterparty credit rating.
Reference in this report to any credit rating is intended for the limited purposes of discussing or referring to changes in PHL Variable’s credit ratings or aspects of its liquidity or costs of funds.
Such reference cannot be relied on for any other purposes, or used to make any inference concerning future performance, future liquidity or any future credit rating.
Management and Organizational Changes
On August 11, 2014, Phoenix announced the appointment of Ernest McNeill, Jr. as Senior Vice President and Chief Accounting Officer of Phoenix and PHL Variable, effective August 25, 2014.
Separate Account Assets and General Account Obligations under Your Contract
Under Connecticut law the Separate Account assets are segregated from the PHL Variable general account and all income, gains or losses, whether or not realized, of the Separate Account must be credited to or charged against the amounts placed in the Separate Account without regard to the other income, gains and losses from any other business or activity of PHL Variable. The assets of the Separate Account may not be used to pay liabilities arising out of any other business that PHL Variable conducts and as such are insulated from the creditors of PHL Variable.
Guaranteed benefits under the contract, such as interest credited to the GIA, an enhanced death benefit, any living benefits and/or annuitization option payments, or any other guarantees selected by a contract owner to the variable life insurance contract, are paid from PHL Variable’s general account (“Guaranteed Benefits”). Therefore, any amounts that PHL Variable may pay under the contract as part of the Guaranteed Benefits are subject to PHL Variable’s long-term ability to make such payments.
Management targets a minimum company action level risk based capital of ("RBC") 225% at PHL Variable. In 2014 and 2013, Phoenix made capital contributions of $15.0 million and $45.0 million, respectively for PHL Variable’s benefit. Phoenix, PHL Variable’s ultimate parent, is a holding company and has no operations of its own. Its ability to make capital contributions to PHL

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
Note 9—Other  (Continued)
Variable depends primarily upon the ability of subsidiaries to pay dividends or to advance or repay funds which in some cases are restricted by laws and regulations, including laws establishing minimum solvency and liquidity thresholds. Phoenix Life Insurance Company, PHL Variable’s indirect parent, has made a guarantee that the Company’s capital and surplus will be maintained at Authorized Control Level Risk Based Capital at 250% (125% Company Action Level). PHL Variable may be unable to maintain its RBC at targeted levels. PHL Variable's direct and indirect parent companies may not have capacity to provide this additional capital. PHL Variable therefore may not have sufficient capital to meet its obligations to contract owners for the Guaranteed Benefits noted above.
Note 10—Mergers, Liquidations, and Name Changes
A.    Mergers
There were no mergers in 2013 or 2014.
B.    Liquidations
There were no liquidations in 2013 or 2014.
C.    Name Changes
Effective May 1, 2015, the AllianceBernstein VPS Balanced Wealth Strategy Portfolio will be renamed the AB VPS Balanced Wealth Strategy Portfolio.
Effective August 11, 2014, the DWS Equity 500 Index VIP fund was renamed the Deutsche Equity 500 Index VIP fund.
Effective August 11, 2014, the DWS Small Cap Index VIP fund was renamed the Deutsche Small Cap Index VIP fund.
Effective May 1, 2014, the Franklin Income Securities Fund was renamed Franklin Income VIP Fund.
Effective May 1, 2014, the Mutual Shares Securities Fund was renamed Franklin Mutual Shares VIP Fund.
Effective May 1, 2014, the Templeton Developing Markets Securities Fund was renamed Templeton Developing Markets VIP Fund.
Effective May 1, 2014, the Templeton Foreign Securities Fund was renamed Templeton Foreign VIP Fund.
Effective May 1, 2014, the Templeton Growth Securities Fund was renamed Templeton Growth VIP Fund.
D.    Other
On January 24, 2014, a 1:5 reverse share split of Rydex VT Inverse Government Long Bond Strategy Fund shares occurred after the close of markets. The fund shares are offered on a split-adjusted basis, after January 27, 2014.
Effective May 1, 2013, the Virtus Variable Insurance Trust assigned share classes to its fund portfolios. Those shares in which the Separate Account invests were designated “Class A Shares.
Note 11—Subsequent Events
Late Filings
On February 6, 2015, Phoenix filed a Notification of Late Filing on Form 12b-25 with the SEC disclosing its inability to file its 2014 Form 10-K on or before the prescribed due date and its expectation that it will be filed within the extension period afforded under Rule 12b-25 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on or before March 31, 2015.

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
Note 11—Subsequent Events (Continued)
On February 6, 2015, PHL Variable filed a Notification of Late Filing on Form 12b-25 with the SEC disclosing its inability to file its 2014 Form 10-K on or before the prescribed due date and its expectation that it will be filed within the extension period afforded under Rule 12b-25 of the Exchange Act on or before April 15, 2015.
Restatement
Phoenix filed a Current Report on Form 8-K with the SEC on February 6, 2015 disclosing that Phoenix’s Audit Committee concluded that Phoenix’s previously issued audited consolidated financial statements for the year ended December 31, 2013 and unaudited interim consolidated financial statements for the three months ended December 31, 2013 included in Phoenix’s Annual Report on Form 10-K for the year ended December 31, 2013 and Phoenix’s previously issued unaudited interim consolidated financial statements for the three months ended June 30, 2014 included in Phoenix’s Quarterly Report on Form 10-Q for the period ended June 30, 2014 filed with the SEC should no longer be relied upon and should be restated because of certain material errors identified in such financial statements. In addition, as required by applicable accounting standards, Phoenix adjusted the financial statements for all known errors, some of which were already recorded and disclosed in prior SEC reports as out-of-period adjustments. Phoenix filed its Annual Report on Form 10-K for the year ended December 31, 2014 containing the restated information on March 31, 2015 within the extension period afforded under Rule 12b-25 of the Exchange Act.
PHL Variable 2014 Annual Report on Form 10-K
On April 9, 2015, PHL Variable filed its Annual Report on Form 10-K for the year ended December 31, 2014 which contains audited financials of PHL Variable, prepared in accordance with GAAP, for the years ended December 31, 2014, 2013 and 2012, and unaudited GAAP quarterly financial statements and financial information of PHL Variable for each of the quarterly periods (including six and nine month periods) of 2014 and 2013, which are presented on a revised basis to the extent contained in a periodic report previously filed by PHL Variable with the SEC.

Report of Independent Registered Public Accounting Firm
To the Board of Directors of PHL Variable Insurance Company:
In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the investment options of the PHLVIC Variable Universal Life Account (identified in Note 1) at December 31, 2014, the results of each of their operations for the period then ended, the changes in net assets for the periods then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of PHL Variable Insurance Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the transfer agents, provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
May 1, 2015

PHLVIC VARIABLE UNIVERSAL LIFE ACCOUNT
PHL Variable Insurance Company
One American Row
Hartford, Connecticut 06103-2899
1851 Securities, Inc.
One American Row
Hartford, Connecticut 06102
Underwriter
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
185 Asylum Street, Suite 2400
Hartford, Connecticut 06103-3404

PHL Variable Insurance Company
PO Box 22012
Albany, NY 12201-2012
Not insured by FDIC/NCUSIF or any federal government agency.
No bank guarantee. Not a deposit. May lose value.
PHL Variable Insurance Company
A member of The Phoenix Companies, Inc.
phoenixwm.com
OL4259 © 2014 The Phoenix Companies, Inc.	2-14

PHL Variable Insurance Company
Balance Sheets as of December 31, 2014 and 2013 and
Statements of Income and Comprehensive Income,
Cash Flows and Changes in Stockholder's Equity for the years ended
December 31, 2014, 2013 and 2012

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of
PHL Variable Insurance Company:

In our opinion, the accompanying balance sheets and the related statements of income and comprehensive income, of changes in stockholder's equity, and of cash flows present fairly, in all material respects, the financial position of PHL Variable Insurance Company (“the Company”) at December 31, 2014 and 2013, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2014 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 12 to the financial statements, the Company has entered into significant transactions with its affiliates.

/s/ PricewaterhouseCoopers LLP

Hartford, Connecticut
April 8, 2015

PHL VARIABLE INSURANCE COMPANY
Balance Sheets

	As of December 31,
($ in millions, except share data)	2014	2013
ASSETS:
Available-for-sale debt securities, at fair value (amortized cost of $4,060.9 and $3,390.6)	$4,221.8	$3,416.1
Available-for-sale equity securities, at fair value (cost of $28.4 and $12.1)	28.7	11.2
Short-term investments	79.8	81.0
Limited partnerships and other investments	12.5	10.5
Policy loans, at unpaid principal balances	68.1	66.1
Derivative instruments	157.5	225.3
Fair value investments	46.7	48.6
Total investments	4,615.1	3,858.8
Cash and cash equivalents	162.3	181.0
Accrued investment income	33.2	27.3
Reinsurance recoverable	464.6	494.3
Deferred policy acquisition costs	430.9	470.1
Deferred income taxes, net	13.1	27.8
Receivable from related parties	5.5	2.6
Other assets	158.3	204.1
Separate account assets	1,757.5	2,052.7
Total assets	$7,640.5	$7,318.7

LIABILITIES:
Policy liabilities and accruals	$2,067.0	$1,882.9
Policyholder deposit funds	3,306.9	2,775.2
Indebtedness due to affiliate	30.0	30.0
Payable to related parties	7.6	14.1
Other liabilities	167.7	182.4
Separate account liabilities	1,757.5	2,052.7
Total liabilities	7,336.7	6,937.3

COMMITMENTS AND CONTINGENT LIABILITIES (Note 17)

STOCKHOLDER’S EQUITY:
Common stock, $5,000 par value: 1,000 shares authorized; 500 shares issued	2.5	2.5
Additional paid-in capital	862.2	847.2
Accumulated other comprehensive income (loss)	4.0	(12.7)
Retained earnings (accumulated deficit)	(564.9)	(455.6)
Total stockholder’s equity	303.8	381.4
Total liabilities and stockholder’s equity	$7,640.5	$7,318.7

The accompanying notes are an integral part of these financial statements.

PHL VARIABLE INSURANCE COMPANY
Statements of Income and Comprehensive Income

	For the years ended December 31,
($ in millions)	2014	2013	2012
REVENUES:
Premiums	$12.4	$13.9	$8.5
Insurance and investment product fees	358.3	367.0	365.2
Net investment income	172.0	140.9	130.9
Net realized investment gains (losses):
Total other-than-temporary impairment (“OTTI”) losses	(1.3)	(0.9)	(5.0)
Portion of OTTI losses recognized in other comprehensive income (“OCI”)	—	(0.9)	2.2
Net OTTI losses recognized in earnings	(1.3)	(1.8)	(2.8)
Net realized investment gains (losses), excluding OTTI losses	(63.7)	(1.2)	(31.2)
Net realized investment gains (losses)	(65.0)	(3.0)	(34.0)
Total revenues	477.7	518.8	470.6

BENEFITS AND EXPENSES:
Policy benefits	397.7	277.6	389.3
Policy acquisition cost amortization	84.9	83.4	100.5
Other operating expenses	100.6	118.1	102.9
Total benefits and expenses	583.2	479.1	592.7
Income (loss) before income taxes	(105.5)	39.7	(122.1)
Income tax expense (benefit)	3.8	(24.7)	17.0
Net income (loss)	$(109.3)	$64.4	$(139.1)

FEES PAID TO RELATED PARTIES (Note 12)

COMPREHENSIVE INCOME (LOSS):
Net income (loss)	$(109.3)	$64.4	$(139.1)
Other comprehensive income (loss) before income taxes:
Unrealized investment gains (losses), net of related offsets	48.6	(33.1)	31.9
Less: Income tax expense (benefit) related to:
Unrealized investment gains (losses), net of related offsets	31.9	(11.6)	24.3
Other comprehensive income (loss), net of income taxes	16.7	(21.5)	7.6
Comprehensive income (loss)	$(92.6)	$42.9	$(131.5)

The accompanying notes are an integral part of these financial statements.

PHL VARIABLE INSURANCE COMPANY
Statements of Cash Flows

	For the years ended December 31,
($ in millions)	2014	2013	2012
OPERATING ACTIVITIES:
Net income (loss)	$(109.3)	$64.4	$(139.1)
Net realized investment gains / losses	65.0	3.0	34.0
Policy acquisition costs deferred	(83.7)	(66.7)	(69.8)
Policy acquisition cost amortization	84.9	83.4	100.5
Interest credited	104.7	91.2	69.5
Equity in earnings of limited partnerships and other investments	(2.0)	(0.4)	(0.1)
Change in:
Accrued investment income	(15.4)	(7.4)	(8.5)
Deferred income taxes, net	(17.3)	—	(10.9)
Reinsurance recoverable	29.7	(44.6)	(12.1)
Policy liabilities and accruals	(186.8)	(261.2)	(51.7)
Due to/from related parties	(9.4)	0.5	(7.5)
Other operating activities, net	56.2	7.3	(69.7)
Cash provided by (used for) operating activities	(83.4)	(130.5)	(165.4)

INVESTING ACTIVITIES:
Purchases of:
Available-for-sale debt securities	(1,056.9)	(977.2)	(852.8)
Available-for-sale equity securities	(17.4)	(8.4)	—
Short-term investments	(704.1)	(324.8)	(574.7)
Derivative instruments	(55.9)	(89.0)	(98.1)
Fair value investments	(0.9)	(21.1)	(5.7)
Sales, repayments and maturities of:
Available-for-sale debt securities	393.8	389.0	438.1
Available-for-sale equity securities	1.0	—	—
Short-term investments	705.4	489.8	425.8
Derivative instruments	84.6	42.9	26.7
Fair value investments	3.9	10.1	12.4
Contributions to limited partnerships and limited liability corporations	(8.9)	(4.3)	(2.1)
Distributions from limited partnerships and limited liability corporations	1.8	7.8	0.3
Policy loans, net	0.3	(2.8)	3.9
Other investing activities, net	(4.0)	0.7	(1.0)
Cash provided by (used for) investing activities	(657.3)	(487.3)	(627.2)

(Continued on next page)

The accompanying notes are an integral part of these financial statements.

(Continued from previous page)	For the years ended December 31,
($ in millions)	2014	2013	2012
FINANCING ACTIVITIES:
Policyholder deposits	1,005.4	920.8	1,074.7
Policyholder withdrawals	(645.6)	(605.2)	(513.8)
Net transfers (to) from separate accounts	347.2	325.1	265.3
Capital contributions from parent	15.0	45.0	—
Debt issued	—	30.0	—
Cash provided by (used for) financing activities	722.0	715.7	826.2
Change in cash and cash equivalents	(18.7)	97.9	33.6
Cash and cash equivalents, beginning of period	181.0	83.1	49.5
Cash and cash equivalents, end of period	$162.3	$181.0	$83.1

Supplemental Disclosure of Cash Flow Information
Income taxes (paid) refunded	$28.4	$24.9	$(40.9)
Interest expense on indebtedness paid	$(3.2)	$—	$—

Non-Cash Transactions During the Period
Investment exchanges	$33.7	$33.4	$28.6

The accompanying notes are an integral part of these financial statements.

PHL VARIABLE INSURANCE COMPANY
Statements of Changes in Stockholder’s Equity

	For the years ended December 31,
($ in millions)	2014	2013	2012
COMMON STOCK:
Balance, beginning of period	$2.5	$2.5	$2.5
Balance, end of period	$2.5	$2.5	$2.5

ADDITIONAL PAID-IN CAPITAL:
Balance, beginning of period	$847.2	$802.2	$802.2
Capital contributions from parent	15.0	45.0	—
Balance, end of period	$862.2	$847.2	$802.2

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS):
Balance, beginning of period	$(12.7)	$8.8	$1.2
Other comprehensive income (loss)	16.7	(21.5)	7.6
Balance, end of period	$4.0	$(12.7)	$8.8

RETAINED EARNINGS (ACCUMULATED DEFICIT):
Balance, beginning of period	$(455.6)	$(520.0)	$(380.9)
Net income (loss)	(109.3)	64.4	(139.1)
Balance, end of period	$(564.9)	$(455.6)	$(520.0)

TOTAL STOCKHOLDER’S EQUITY:
Balance, beginning of period	$381.4	$293.5	$425.0
Change in stockholder’s equity	(77.6)	87.9	(131.5)
Balance, end of period	$303.8	$381.4	$293.5

The accompanying notes are an integral part of these financial statements.

PHL VARIABLE INSURANCE COMPANY Notes to Financial Statements For the years ended December 31, 2014, 2013 and 2012

1.	Organization and Operations

PHL Variable Insurance Company (“we,” “our,” “us,” “PHL Variable” or the “Company”) is a life insurance company offering variable and fixed annuity and life insurance products. It is a wholly owned subsidiary of PM Holdings, Inc., and PM Holdings, Inc. is a wholly owned subsidiary of Phoenix Life Insurance Company (“Phoenix Life”), which is a wholly owned subsidiary of The Phoenix Companies, Inc. (“PNX” or “Phoenix”), a New York Stock Exchange listed company. Saybrus Partners, Inc. (“Saybrus”), an affiliate, provides dedicated life insurance and other consulting services to financial advisors in partner companies, as well as support for sales of our product line through independent distribution organizations.

2.	Revision of Previously Reported Financial Information

During the Company’s annual assumption review (or “Unlock”) which was performed in the fourth quarter of 2014, management observed results in the Company’s Universal Life (“UL”) business that did not align with its expectations and, upon further investigation, determined that certain components of the 2013 Unlock contained errors. These errors were subsequently determined to be material to the full year and three months ended December 31, 2013 for the Company’s parent, Phoenix. In addition, Phoenix also concluded that individually identified immaterial errors relating to Phoenix’s second quarter 2014 financial statements which when aggregated with the previously recorded and disclosed out-of-period adjustments, were determined to be material for the quarter ended June 30, 2014. As a result of these errors and in accordance with ASC 250, “Accounting Changes and Error Corrections,” Phoenix was required to record all out-of-period errors, whether or not previously identified, in the period to which they relate. Accordingly, in the course of correcting for these errors, some of which resided at the PHL Variable level, the Company also revised its financial statements for the impact of the UL Unlock and each of the remaining out-of-period errors identified in the appropriate periods despite the fact that the Company concluded the errors were not material individually or in the aggregate to PHL Variable. The impact of the revisions to the quarters are presented in expanded format within Note 18. Consistent with its parent, Phoenix, the Company has classified the errors into two categories (i) UL Unlock and (ii) Other Adjustments.

UL Unlock

In accordance with U.S. GAAP and our accounting policy, the Company performs an annual assumption review where management makes a determination of the best estimate assumptions to be used based on a comprehensive review of recent experience studies and industry trends each year. In 2013, the Company revised a number of assumptions, the most significant of which resulted in changes to expected premium persistency and incorporation of mortality improvement in its UL business. The incorporation of these changes resulted in manual updates to various models for which certain errors were subsequently identified in the course of performing analysis between the fourth quarter of 2014 and the prior period results. These errors related to inappropriate implementation of data used in the calculation and approximation of certain product features which then resulted in the incorrect calculation of the ultimate impact of the Unlock for the fourth quarter of 2013.

Other Adjustments

Amounts primarily relate to various out-of-period errors identified which were previously determined not to be material individually or in the aggregate. The Company considered the impacts of each of these errors, many of which were previously identified and subsequently recorded as out-of-period adjustments, as well as subsequently identified errors both individually and in the aggregate and concluded that none were significant for individual categorization herein.

The impact of the correction of these errors on the financial statements is presented in the tables within this Note below.

PHL VARIABLE INSURANCE COMPANY Notes to Financial Statements (continued)

2. Revision of Previously Reported Financial Information (continued)

($ in millions, except share data)	Balance Sheet As of December 31, 2013
		Correction of errors
	As reported	UL unlock	Other adjustments	As revised
ASSETS:
Available-for-sale debt securities, at fair value	$3,426.3	$—	$(10.2)	$3,416.1
Available-for-sale equity securities, at fair value	—	—	11.2	11.2
Short-term investments	81.0	—	—	81.0
Limited partnerships and other investments	10.5	—	—	10.5
Policy loans, at unpaid principal balances	66.1	—	—	66.1
Derivative instruments	237.8	—	(12.5)	225.3
Fair value investments	48.6	—	—	48.6
Total investments	3,870.3	—	(11.5)	3,858.8
Cash and cash equivalents	181.0	—	—	181.0
Accrued investment income	27.3	—	—	27.3
Reinsurance recoverable	500.6	(4.7)	(1.6)	494.3
Deferred policy acquisition costs	462.3	3.1	4.7	470.1
Deferred income taxes, net	28.0	—	(0.2)	27.8
Receivable from related parties	2.6	—	—	2.6
Other assets [1]	183.4	0.1	20.6	204.1
Separate account assets	2,052.7	—	—	2,052.7
Total assets	$7,308.2	$(1.5)	$12.0	$7,318.7

LIABILITIES:
Policy liabilities and accruals	$1,899.0	$(10.5)	$(5.6)	$1,882.9
Policyholder deposit funds	2,762.8	—	12.4	2,775.2
Indebtedness due to affiliate	30.0	—	—	30.0
Payable to related parties	14.1	—	—	14.1
Other liabilities	177.1	—	5.3	182.4
Separate account liabilities	2,052.7	—	—	2,052.7
Total liabilities	6,935.7	(10.5)	12.1	6,937.3

COMMITMENTS AND CONTINGENT LIABILITIES (Note 17)

STOCKHOLDER’S EQUITY:
Common stock, $5,000 par value: 1,000 shares authorized; 500 shares issued	2.5	—	—	2.5
Additional paid-in capital	847.2	—	—	847.2
Accumulated other comprehensive income (loss)	(11.9)	0.1	(0.9)	(12.7)
Retained earnings (accumulated deficit)	(465.3)	8.9	0.8	(455.6)
Total stockholder’s equity	372.5	9.0	(0.1)	381.4
Total liabilities and stockholder’s equity	$7,308.2	$(1.5)	$12.0	$7,318.7
———————

[1]	Includes receivables which were previously disclosed as a separate line item.

PHL VARIABLE INSURANCE COMPANY Notes to Financial Statements (continued)

2. Revision of Previously Reported Financial Information (continued)

($ in millions)	Statement of Income and Comprehensive Income As of and for the year ended December 31, 2013
		Correction of errors
	As reported	UL unlock	Other adjustments	As revised
REVENUES:
Premiums	$13.9	$—	$—	$13.9
Insurance and investment product fees	367.6	(0.3)	(0.3)	367.0
Net investment income	140.8	—	0.1	140.9
Net realized investment gains (losses):
Total other-than-temporary impairment (“OTTI”) losses	(1.1)	—	0.2	(0.9)
Portion of OTTI losses recognized in other comprehensive income (“OCI”)	(0.9)	—	—	(0.9)
Net OTTI losses recognized in earnings	(2.0)	—	0.2	(1.8)
Net realized investment gains (losses), excluding OTTI losses	5.4	—	(6.6)	(1.2)
Net realized investment gains (losses)	3.4	—	(6.4)	(3.0)
Total revenues	525.7	(0.3)	(6.6)	518.8

BENEFITS AND EXPENSES:
Policy benefits	286.5	(6.1)	(2.8)	277.6
Policy acquisition cost amortization	88.4	(3.0)	(2.0)	83.4
Other operating expenses	116.8	(0.1)	1.4	118.1
Total benefits and expenses	491.7	(9.2)	(3.4)	479.1
Income (loss) before income taxes	34.0	8.9	(3.2)	39.7
Income tax expense (benefit)	(21.7)	—	(3.0)	(24.7)
Net income (loss)	$55.7	$8.9	$(0.2)	$64.4

FEES PAID TO RELATED PARTIES (Note 12)

COMPREHENSIVE INCOME (LOSS):
Net income (loss)	$55.7	$8.9	$(0.2)	$64.4
Other comprehensive income (loss) before income taxes:
Unrealized investment gains (losses), net of related offsets	(35.1)	0.1	1.9	(33.1)
Less: Income tax expense (benefit) related to:
Unrealized investment gains (losses), net of related offsets	(11.8)	—	0.2	(11.6)
Other comprehensive income (loss), net of income taxes	(23.3)	0.1	1.7	(21.5)
Comprehensive income (loss)	$32.4	$9.0	$1.5	$42.9

PHL VARIABLE INSURANCE COMPANY Notes to Financial Statements (continued)

2. Revision of Previously Reported Financial Information (continued)

($ in millions)	Statement of Income and Comprehensive Income As of and for the year ended December 31, 2012
		Correction of errors
	As reported	UL unlock	Other adjustments	As revised
REVENUES:
Premiums	$8.5	$—	$—	$8.5
Insurance and investment product fees	365.3	—	(0.1)	365.2
Net investment income	130.9	—	—	130.9
Net realized investment gains (losses):
Total other-than-temporary impairment (“OTTI”) losses	(5.0)	—	—	(5.0)
Portion of OTTI losses recognized in other comprehensive income (“OCI”)	2.2	—	—	2.2
Net OTTI losses recognized in earnings	(2.8)	—	—	(2.8)
Net realized investment gains (losses), excluding OTTI losses	(19.5)	—	(11.7)	(31.2)
Net realized investment gains (losses)	(22.3)	—	(11.7)	(34.0)
Total revenues	482.4	—	(11.8)	470.6

BENEFITS AND EXPENSES:
Policy benefits	396.8	—	(7.5)	389.3
Policy acquisition cost amortization	103.5	—	(3.0)	100.5
Other operating expenses	103.6	—	(0.7)	102.9
Total benefits and expenses	603.9	—	(11.2)	592.7
Income (loss) before income taxes	(121.5)	—	(0.6)	(122.1)
Income tax expense (benefit)	16.2	—	0.8	17.0
Net income (loss)	$(137.7)	$—	$(1.4)	$(139.1)

FEES PAID TO RELATED PARTIES (Note 12)

COMPREHENSIVE INCOME (LOSS):
Net income (loss)	$(137.7)	$—	$(1.4)	$(139.1)
Other comprehensive income (loss) before income taxes:
Unrealized investment gains (losses), net of related offsets	33.7	—	(1.8)	31.9
Less: Income tax expense (benefit) related to:
Unrealized investment gains (losses), net of related offsets	24.9	—	(0.6)	24.3
Other comprehensive income (loss), net of income taxes	8.8	—	(1.2)	7.6
Comprehensive income (loss)	$(128.9)	$—	$(2.6)	$(131.5)

PHL VARIABLE INSURANCE COMPANY Notes to Financial Statements (continued)

2. Revision of Previously Reported Financial Information (continued)

($ in millions)	Statement of Cash Flows As of and for the year ended December 31, 2013
	As reported	Correction of errors	As revised
OPERATING ACTIVITIES:
Net income (loss)	$55.7	$8.7	$64.4
Net realized investment gains / losses	(3.4)	6.4	3.0
Policy acquisition costs deferred	(66.7)	—	(66.7)
Policy acquisition cost amortization	88.4	(5.0)	83.4
Interest credited	91.2	—	91.2
Equity in earnings of limited partnerships and other investments	(0.4)	—	(0.4)
Change in:
Accrued investment income	(7.2)	(0.2)	(7.4)
Deferred income taxes, net	—	—	—
Reinsurance recoverable	(73.5)	28.9	(44.6)
Policy liabilities and accruals	(224.0)	(37.2)	(261.2)
Due to/from related parties	0.5	—	0.5
Other operating activities, net [1]	8.9	(1.6)	7.3
Cash provided by (used for) operating activities	(130.5)	—	(130.5)

INVESTING ACTIVITIES:
Purchases of:
Available-for-sale debt securities	(985.6)	8.4	(977.2)
Available-for-sale equity securities	—	(8.4)	(8.4)
Short-term investments	(324.8)	—	(324.8)
Derivative instruments	(89.0)	—	(89.0)
Fair value investments	(21.1)	—	(21.1)
Sales, repayments and maturities of:
Available-for-sale debt securities	389.0	—	389.0
Available-for-sale equity securities	—	—	—
Short-term investments	489.8	—	489.8
Derivative instruments	42.9	—	42.9
Fair value investments	10.1	—	10.1
Contributions to limited partnerships and limited liability corporations	(4.3)	—	(4.3)
Distributions from limited partnerships and limited liability corporations	7.8	—	7.8
Policy loans, net	(2.8)	—	(2.8)
Other investing activities, net	0.7	—	0.7
Cash provided by (used for) investing activities	(487.3)	—	(487.3)

(Continued on next page)

PHL VARIABLE INSURANCE COMPANY Notes to Financial Statements (continued)

2. Revision of Previously Reported Financial Information (continued)

(Continued from previous page) ($ in millions)	Statement of Cash Flows As of and for the year ended December 31, 2013
	As reported	Correction of errors	As revised
FINANCING ACTIVITIES:
Policyholder deposits	920.8	—	920.8
Policyholder withdrawals	(605.2)	—	(605.2)
Net transfers (to) from separate accounts	325.1	—	325.1
Capital contributions from parent	45.0	—	45.0
Debt issued	30.0	—	30.0
Cash provided by (used for) financing activities	715.7	—	715.7
Change in cash and cash equivalents	97.9	—	97.9
Cash and cash equivalents, beginning of period	83.1	—	83.1
Cash and cash equivalents, end of period	$181.0	$—	$181.0

Supplemental Disclosure of Cash Flow Information
Income taxes (paid) refunded	$24.9	$—	$24.9

Non-Cash Transactions During the Period
Investment exchanges	$33.4	$—	$33.4
———————

[1]	Includes receivables which were previously disclosed as a separate line item.

PHL VARIABLE INSURANCE COMPANY Notes to Financial Statements (continued)

2. Revision of Previously Reported Financial Information (continued)

($ in millions)	Statement of Cash Flows As of and for the year ended December 31, 2012
	As reported	Correction of errors	As revised
OPERATING ACTIVITIES:
Net income (loss)	$(137.7)	$(1.4)	$(139.1)
Net realized investment gains / losses	22.3	11.7	34.0
Policy acquisition costs deferred	(69.2)	(0.6)	(69.8)
Policy acquisition cost amortization	103.5	(3.0)	100.5
Interest credited	69.5	—	69.5
Equity in earnings of limited partnerships and other investments	(0.1)	—	(0.1)
Change in:
Accrued investment income	(8.5)	—	(8.5)
Deferred income taxes, net	(13.4)	2.5	(10.9)
Reinsurance recoverable	(26.1)	14.0	(12.1)
Policy liabilities and accruals	(56.4)	4.7	(51.7)
Due to/from related parties	(7.5)	—	(7.5)
Other operating activities, net [1]	(41.8)	(27.9)	(69.7)
Cash provided by (used for) operating activities	(165.4)	—	(165.4)

INVESTING ACTIVITIES:
Purchases of:
Available-for-sale debt securities	(852.8)	—	(852.8)
Available-for-sale equity securities	—	—	—
Short-term investments	(574.7)	—	(574.7)
Derivative instruments	(98.1)	—	(98.1)
Fair value investments	(5.7)	—	(5.7)
Sales, repayments and maturities of:
Available-for-sale debt securities	438.1	—	438.1
Available-for-sale equity securities	—	—	—
Short-term investments	425.8	—	425.8
Derivative instruments	26.7	—	26.7
Fair value investments	12.4	—	12.4
Contributions to limited partnerships and limited liability corporations	(2.1)	—	(2.1)
Distributions from limited partnerships and limited liability corporations	0.3	—	0.3
Policy loans, net	3.9	—	3.9
Other investing activities, net	(1.0)	—	(1.0)
Cash provided by (used for) investing activities	(627.2)	—	(627.2)

(Continued on next page)

PHL VARIABLE INSURANCE COMPANY Notes to Financial Statements (continued)

2. Revision of Previously Reported Financial Information (continued)

(Continued from previous page) ($ in millions)	Statement of Cash Flows As of and for the year ended December 31, 2012
	As reported	Correction of errors	As revised
FINANCING ACTIVITIES:
Policyholder deposits	1,074.7	—	1,074.7
Policyholder withdrawals	(513.8)	—	(513.8)
Net transfers (to) from separate accounts	265.3	—	265.3
Capital contributions from parent	—	—	—
Debt issued	—	—	—
Cash provided by (used for) financing activities	826.2	—	826.2
Change in cash and cash equivalents	33.6	—	33.6
Cash and cash equivalents, beginning of period	49.5	—	49.5
Cash and cash equivalents, end of period	$83.1	$—	$83.1

Supplemental Disclosure of Cash Flow Information
Income taxes (paid) refunded	$(40.9)	$—	$(40.9)
Non-Cash Transactions During the Period
Investment exchanges	$28.6	$—	$28.6
———————

[1]	Includes receivables which were previously disclosed as a separate line item.

PHL VARIABLE INSURANCE COMPANY Notes to Financial Statements (continued)

2. Revision of Previously Reported Financial Information (continued)

($ in millions)	Statement of Changes in Stockholder's Equity As of and for the year ended December 31, 2013
	As reported	Correction of errors	As revised
COMMON STOCK:
Balance, beginning of period	$2.5	$—	$2.5
Balance, end of period	$2.5	$—	$2.5

ADDITIONAL PAID-IN CAPITAL:
Balance, beginning of period	$802.2	$—	$802.2
Capital contributions from parent	45.0	—	45.0
Balance, end of period	$847.2	$—	$847.2

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS):
Balance, beginning of period	$11.4	$(2.6)	$8.8
Other comprehensive income (loss)	(23.3)	1.8	(21.5)
Balance, end of period	$(11.9)	$(0.8)	$(12.7)

RETAINED EARNINGS (ACCUMULATED DEFICIT):
Balance, beginning of period	$(521.0)	$1.0	$(520.0)
Net income (loss)	55.7	8.7	64.4
Balance, end of period	$(465.3)	$9.7	$(455.6)

TOTAL STOCKHOLDER’S EQUITY:
Balance, beginning of period	$295.1	$(1.6)	$293.5
Change in stockholder’s equity	77.4	10.5	87.9
Balance, end of period	$372.5	$8.9	$381.4

PHL VARIABLE INSURANCE COMPANY Notes to Financial Statements (continued)

2. Revision of Previously Reported Financial Information (continued)

($ in millions)	Statement of Changes in Stockholder's Equity As of and for the year ended December 31, 2012
	As reported	Correction of errors	As revised
COMMON STOCK:
Balance, beginning of period	$2.5	$—	$2.5
Balance, end of period	$2.5	$—	$2.5

ADDITIONAL PAID-IN CAPITAL:
Balance, beginning of period	$802.2	$—	$802.2
Capital contributions from parent	—	—	—
Balance, end of period	$802.2	$—	$802.2

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS):
Balance, beginning of period	$2.6	$(1.4)	$1.2
Other comprehensive income (loss)	8.8	(1.2)	7.6
Balance, end of period	$11.4	$(2.6)	$8.8

RETAINED EARNINGS (ACCUMULATED DEFICIT):
Balance, beginning of period	$(383.3)	$2.4	$(380.9)
Net income (loss)	(137.7)	(1.4)	(139.1)
Balance, end of period	$(521.0)	$1.0	$(520.0)

TOTAL STOCKHOLDER’S EQUITY:
Balance, beginning of period	$424.0	$1.0	$425.0
Change in stockholder’s equity	(128.9)	(2.6)	(131.5)
Balance, end of period	$295.1	$(1.6)	$293.5

3.	Basis of Presentation and Significant Accounting Policies

We have prepared these financial statements in accordance with generally accepted accounting principles in the United States (“U.S. GAAP”), which differs materially from the accounting practices prescribed by various insurance regulatory authorities. In addition, certain prior year amounts have been reclassified to conform to the current year presentation.

Use of estimates

In preparing these financial statements in conformity with U.S. GAAP, we are required to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Significant estimates and assumptions are made in the determination of estimated gross profits (“EGPs”) used in the valuation and amortization of assets and liabilities associated with universal life and annuity contracts; policyholder liabilities and accruals; valuation of investments in debt and equity securities; limited partnerships and other investments; valuation of deferred tax assets; and accruals for contingent liabilities. Certain of these estimates are particularly sensitive to market conditions and/or volatility in the debt or equity markets could have a material impact on the financial statements. We are also subject to estimates made by our ultimate parent company related to discount rates and other assumptions for our pension and other post-employment benefits liabilities; and accruals for contingent liabilities. Actual results could differ from these estimates.

PHL VARIABLE INSURANCE COMPANY Notes to Financial Statements (continued)

3. Basis of Presentation and Significant Accounting Policies (continued)

Parent companies’ liquidity

Management targets a minimum risk based capital of 225% at the Company. In 2014 and 2013, The Phoenix Companies, Inc. made capital contributions of $15.0 million and $45.0 million, respectively, for our benefit. In 2013, we issued a $30.0 million surplus note which was purchased by The Phoenix Companies, Inc. We may need additional capital contributions from The Phoenix Companies, Inc. and/or Phoenix Life in order to maintain our target risk based capital of 225%.

The Phoenix Companies, Inc. is a holding company and has no operations of its own. Its ability to pay interest and principal on outstanding debt obligations and to pay dividends to shareholders and corporate expenses depends primarily upon the surplus and earnings of Phoenix Life and the ability of subsidiaries to pay dividends or to advance or repay funds. Payments of dividends and advances or repayment of funds by Phoenix Life are restricted by the applicable laws and regulations, including laws establishing minimum solvency and liquidity thresholds. Changes to these laws, the application or implementation of those laws by regulatory agencies or the need for significant additional capital contributions to insurance subsidiaries, including the Company, could constrain the ability of The Phoenix Companies, Inc. to meet its debt obligations and corporate expenses as well as make capital contributions for the benefit of the Company to support the Company’s risk based capital.

As of December 31, 2014, Phoenix Life has a risk based capital ratio in excess of 300% of Company Action Level, the highest regulatory threshold. Phoenix Life has made a guarantee that the Company’s capital and surplus will be maintained at Authorized Control Level RBC at 250% (125% Company Action Level).

The Phoenix Companies, Inc and Phoenix Life have the capacity to provide additional capital to the Company to support its risk based capital ratios over the Company Action Level and regulatory minimum ratios.

Adoption of new accounting standards

Presentation of an Unrecognized Tax Benefit When a Net Operating Loss Carryforward, a Similar Tax Loss, or Tax Credit Carryforward Exists

In July 2013, the Financial Accounting Standards Board (the “FASB”) issued updated guidance regarding the presentation of unrecognized tax benefits when net operating loss carryforwards, similar tax losses, or tax credit carryforwards exist. This new guidance was effective for interim or annual reporting periods beginning after December 15, 2013. This new guidance did not have a material impact on the Company’s financial position, results of operations and financial statement disclosures.

Investment Companies: Amendments to the Scope, Measurement and Disclosure Requirements

In June 2013, the FASB issued updated guidance clarifying the characteristics of an investment company and requiring new disclosures. This new guidance was effective for interim or annual reporting periods beginning after December 15, 2013. Under the guidance, all entities regulated under the Investment Company Act of 1940 automatically qualify as investment companies, while all other entities need to consider both the fundamental and typical characteristics of an investment company in determining whether they qualify as investment companies. This new guidance did not have a material impact on the Company’s financial position, results of operations and financial statement disclosures.

Obligations Resulting for Joint and Several Liability Agreements for Which the Total Amount of the Obligation is Fixed at the Reporting Date

In February 2013, the FASB issued new guidance regarding liabilities effective retrospectively for fiscal years beginning after December 15, 2013 and interim periods within those years. The amendments require an entity to measure obligations resulting from joint and several liability arrangements for which the total amount of the obligation within the scope of the guidance is fixed at the reporting date, as the sum of the amount the reporting entity agreed to pay on the basis of its arrangement among its co-obligors and any additional amount the reporting entity expects to pay on behalf of its co-obligors. In addition, the amendments require an entity to disclose the nature and amount of the obligation, as well as other information about the obligation. This new guidance did not have a material impact on the Company’s financial position, results of operations and financial statement disclosures.

PHL VARIABLE INSURANCE COMPANY Notes to Financial Statements (continued)

3. Basis of Presentation and Significant Accounting Policies (continued)

Accounting standards not yet adopted

Amendments to Consolidation Guidance

In February 2015, the FASB issued updated consolidation guidance. The amendments revise existing guidance for when to consolidate variable interest entities (“VIEs”) and general partners’ investments in limited partnerships, end the deferral granted for applying the VIE guidance to certain investment companies, and reduce the number of circumstances where a decision maker’s or service provider’s fee arrangement is deemed to be a variable interest in an entity. The updates also modify consolidation guidance for determining whether limited partnerships are VIEs or voting interest entities. This guidance is effective for years beginning after December 31, 2015, and may be applied fully retrospectively or through a cumulative effect adjustment to retain earnings as of the beginning of the year of adoption. The Company is currently assessing the impact of the guidance on its financial position, results of operations and financial statement disclosures.

Income Statement - Extraordinary and Unusual Items

In January 2015, the FASB issued new guidance regarding extraordinary items which eliminates the U.S. GAAP concept of an extraordinary item. As a result, an entity will no longer (1) segregate an extraordinary item from the results of ordinary operations; (2) separately present an extraordinary item on its income statement, net of tax, after income from continuing operations; and (3) disclose income taxes and earnings-per-share data applicable to an extraordinary item. However, the ASU does not affect the reporting and disclosure requirements for an event that is unusual in nature or that occurs infrequently. The ASU is effective for annual periods beginning after December 15, 2015, and interim periods within those annual periods. Early adoption is permitted if the guidance is applied as of the beginning of the annual period of adoption. The Company is currently assessing the impact of the guidance on its financial position, results of operations and financial statement disclosures.

Presentation of Financial Statements - Going Concern

In August 2014, the FASB issued guidance on determining when and how to disclose going-concern uncertainties in the financial statements. The new standard requires management to perform interim and annual assessments of an entity’s ability to continue as a going concern within one year of the date the financial statements are issued. An entity must provide certain disclosures if conditions or events raise substantial doubt about the entity’s ability to continue as a going concern. The new guidance applies to all entities and is effective for annual periods ending after December 15, 2016, and interim periods thereafter, with early adoption permitted. The Company is currently assessing the impact of the guidance on its financial position, results of operations and financial statement disclosures.

Consolidation - Measuring the Financial Assets and the Financial Liabilities of a Consolidated Collateralized Financing Entity

In August 2014, the FASB issued guidance allowing (i.e., not requiring) a reporting entity to measure the financial assets and financial liabilities of a consolidated collateralized financing entity, within the scope of the new guidance, based on either the fair value of the financial assets or financial liabilities, whichever is more observable (referred to as a “measurement alternative”). The new guidance will be effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2015 for public business entities. Early adoption will be permitted. The Company is currently assessing the impact of the guidance on its financial position, results of operations and financial statement disclosures.

Revenue from Contracts with Customers

In May 2014, the FASB issued updated guidance on accounting for revenue recognition. The guidance is based on the core principle that revenue is recognized to depict the transfer of goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods and services. The guidance also requires additional disclosures about the nature, amount, timing and uncertainty of revenue and cash flows arising from customer contracts, including significant judgments and changes in judgments and assets recognized from cost incurred to obtain or fulfill a contract. Revenue recognition for insurance contracts is explicitly scoped out of the guidance. The new guidance is effective for annual periods and interim periods within those annual periods, beginning after December 15, 2016, and must be applied using one of two retrospective application methods. Early adoption is not permitted. The Company is currently assessing the impact of the guidance on its financial position, results of operations and financial statement disclosures.

PHL VARIABLE INSURANCE COMPANY Notes to Financial Statements (continued)

3. Basis of Presentation and Significant Accounting Policies (continued)

Reporting Discontinued Operations and Disclosures of Disposals of Components of an Entity

In April 2014, the FASB issued updated guidance that changes the criteria for reporting discontinued operations and introduces new disclosures. The new guidance is effective prospectively to new disposals and new classifications of disposal groups as held for sale that occur within annual periods beginning on or after December 15, 2014 and interim periods within those annual periods. Early adoption is permitted for new disposals or new classifications as held for sale that have not been reported in financial statements previously issued. The Company will apply the guidance to new disposals and operations newly classified as held for sale, beginning first quarter of 2015, with no effect on existing reported discontinued operations. This guidance is not expected to have a significant effect on the Company’s financial position, results of operations and financial statement disclosures.

Accounting for Troubled Debt Restructurings by Creditors

In January 2014, the FASB issued updated guidance for troubled debt restructurings clarifying when an in substance repossession or foreclosure occurs, and when a creditor is considered to have received physical possession of residential real estate property collateralizing a consumer mortgage loan. The new guidance is effective for annual periods and interim periods within those annual periods, beginning after December 15, 2014. This guidance can be elected for prospective adoption or by using a modified retrospective transition method. This guidance is not expected to have a significant effect on the Company’s financial position, results of operations and financial statement disclosures.

Accounting for Investments in Qualified Affordable Housing Projects

In January 2014, the FASB issued updated guidance regarding investments in flow-through limited liability entities that manage or invest in affordable housing projects that qualify for the low-income housing tax credit. Under the guidance, an entity is permitted to make an accounting policy election to amortize the initial cost of its investment in proportion to the tax credits and other tax benefits received and recognize the net investment performance in the statement of operations as a component of income tax expense (benefit) if certain conditions are met. The new guidance is effective for annual periods and interim reporting periods within those annual periods, beginning after December 15, 2014, and should be applied retrospectively to all periods presented. This guidance is not expected to have a significant effect on the Company’s financial position, results of operations and financial statement disclosures.

Significant accounting policies

Investments

Debt and Equity Securities

Our debt securities classified as available-for-sale include bonds, structured securities and redeemable preferred stock. These investments, along with certain equity securities, which include common and non-redeemable preferred stocks, are reported on our balance sheets at fair value. Fair value is based on quoted market price, where available. When quoted market prices are not available, we estimate fair value by discounting debt security cash flows to reflect interest rates currently being offered on similar terms to borrowers of similar credit quality (private placement debt securities), by quoted market prices of comparable instruments (untraded public debt securities) and by independent pricing sources or internally developed pricing models. We recognize unrealized gains and losses on investments in debt and equity securities that we classify as available-for-sale. We report these unrealized investment gains and losses as a component of OCI. Realized investment gains and losses are recognized on a first in first out basis.

PHL VARIABLE INSURANCE COMPANY Notes to Financial Statements (continued)

3. Basis of Presentation and Significant Accounting Policies (continued)

Limited Partnerships and Other Investments

Limited partnerships, infrastructure funds, hedge funds and joint venture interests in which we do not have voting control or power to direct activities are recorded using the equity method of accounting. These investments include private equity, mezzanine funds, infrastructure funds, hedge funds of funds and direct equity investments. The equity method of accounting requires that the investment be initially recorded at cost and the carrying amount of the investment subsequently adjusted to recognize our share of the earnings or losses. We record our equity in the earnings in net investment income using the most recent financial information received from the partnerships. Recognition of net investment income is generally on a three-month delay due to the timing of the related financial statements. The contributions to and distributions from limited partnerships are classified as investing activities within the statement of cash flows.

The Company routinely evaluates these investments for impairments. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred. The Company considers its cost method investments for other-than-temporary impairments (“OTTI”) when the carrying value of such investments exceeds the net asset value (“NAV”). The Company takes into consideration the severity and duration of this excess when determining whether the cost method investment is other-than-temporarily impaired. When an OTTI has occurred, the impairment loss is recorded within net investment gains (losses).

Loans are occasionally restructured in a troubled debt restructuring. These restructurings generally include one or more of the following: full or partial payoffs outside of the original contract terms; changes to interest rates; extensions of maturity; or additions or modifications to covenants. When restructurings occur, they are evaluated individually to determine whether the restructuring or modification constitutes a “troubled debt restructuring” as defined by authoritative accounting guidance. In a troubled debt restructuring where the Company receives assets in full or partial satisfaction of the debt, any specific valuation allowance is reversed and a direct write down of the loan is recorded for the amount of the allowance and any additional loss, net of recoveries, or any gain is recorded for the difference between the fair value of the assets received and the recorded investment in the loan. Any remaining loan is evaluated prospectively for impairment based on the credit review process noted above. When a loan is restructured in a troubled debt restructuring, the impairment of the loan is remeasured using the modified terms and the loan’s original effective yield and the allowance for loss is adjusted accordingly. Subsequent to the modification, income is recognized prospectively based on the modified terms of the loans in accordance with the income recognition policy noted above.

Policy Loans

Policy loans are carried at their unpaid principal balances and are collateralized by the cash values of the related policies. The majority of policy loans are at variable interest rates that are reset annually on the policy anniversary.

Fair Value Instruments

Debt securities held at fair value include securities held for which changes in fair values are recorded in earnings. The securities held at fair value are designated as trading securities, as well as those debt securities for which we have elected the fair value option (“FVO”) and certain available-for-sale structured securities held at fair value. The changes in fair value and any interest income of these securities are reflected in earnings as part of “net investment income.” See Note 10 to these financial statements for additional disclosures related to these securities.

Derivative Instruments

We recognize derivative instruments on the balance sheets at fair value. The derivative contracts are reported as assets in derivative instruments or liabilities in other liabilities on the balance sheets, excluding embedded derivatives. Embedded derivatives, as discussed below, are recorded on the balance sheets bifurcated from the associated host contract.

The Company economically hedges variability of cash flows to be received or paid related to certain recognized assets and/or liabilities. All changes in the fair value of derivatives, including net receipts and payments, are included in net realized investment gains and losses without consideration of changes in the fair value of the economically associated assets or liabilities. We do not designate the purchased derivatives related to living benefits or index credits as hedges for accounting purposes.

PHL VARIABLE INSURANCE COMPANY Notes to Financial Statements (continued)

3. Basis of Presentation and Significant Accounting Policies (continued)

Our derivatives are not designated as hedges for accounting purposes. All changes in the fair value, including net receipts and payments, are included in net realized investment gains and losses without consideration of changes in the fair value of the economically associated assets or liabilities.

Short-Term Investments

Short-term investments include securities with a maturity of one year or less but greater than three months at a time of purchase and are stated at estimated fair value or amortized cost, which approximates estimated fair value.

Net Investment Income

For asset-backed and fixed maturity debt securities, we recognize interest income using a constant effective yield based on estimated cash flow timing and economic lives of the securities. For high credit quality asset-backed securities, effective yields are recalculated based on actual payments received and updated prepayment expectations, and the amortized cost is adjusted to the amount that would have existed had the new effective yield been applied since acquisition with a corresponding charge or credit to net investment income. For asset-backed securities that are not high credit quality, effective yields are recalculated and adjusted prospectively based on changes in expected undiscounted future cash flows. For certain credit impaired asset-backed securities, effective yields are recalculated and adjusted prospectively to reflect significant increases in undiscounted expected future cash flows and changes in the contractual benchmark interest rate on variable rate securities. Any prepayment fees on fixed maturities and mortgage loans are recorded when earned in net investment income. We record the net income from investments in partnerships and joint ventures in net investment income.

Other-Than-Temporary Impairments on Available-For-Sale Securities

We recognize realized investment losses when declines in fair value of debt and equity securities are considered to be an OTTI.

For debt securities, the other-than-temporarily impaired amount is separated into the amount related to a credit loss and is reported as net realized investment losses included in earnings and any amounts related to other factors are recognized in OCI. The credit loss component represents the difference between the amortized cost of the security and the net present value of its projected future cash flows discounted at the effective interest rate implicit in the debt security prior to impairment. Any remaining difference between the fair value and amortized cost is recognized in AOCI. Subsequent to the recognition of an OTTI, the impaired security is accounted for as if it had been purchased on the date of impairment at an amortized cost basis equal to the previous amortized cost basis less the OTTI recognized in earnings. We will continue to estimate the present value of future expected cash flows and, if significantly greater than the new cost basis, we will accrete the difference as investment income on a prospective basis once the Company has determined that the interest income is likely to be collected.

In evaluating whether a decline in value is other-than-temporary, we consider several factors including, but not limited to, the following:

•	the extent and the duration of the decline;

•	the reasons for the decline in value (credit event, interest related or market fluctuations);

•	our intent to sell the security, or whether it is more likely than not that we will be required to sell it before recovery; and

•	the financial condition and near term prospects of the issuer.

An impairment of a debt security, or certain equity securities with debt-like characteristics, is deemed other-than-temporary if:

•	we either intend to sell the security, or it is more likely than not that we will be required to sell the security before recovery; or

•	it is probable we will be unable to collect cash flows sufficient to recover the amortized cost basis of the security.

PHL VARIABLE INSURANCE COMPANY Notes to Financial Statements (continued)

3. Basis of Presentation and Significant Accounting Policies (continued)

An equity security impairment is deemed other-than-temporary if:

•	the security has traded at a significant discount to cost for an extended period of time; or

•	we determined we may not realize the full recovery on our investment.

Equity securities are determined to be other-than-temporarily impaired based on management judgment and the consideration of the issuer’s financial condition along with other relevant facts and circumstances. Those securities which have been in a continuous decline for over twelve months and declines in value that are severe and rapid are considered for reasonability of whether the impairment would be temporary. Although there may be sustained losses for over twelve months or losses that are severe and rapid, additional information related to the issuer performance may indicate that such losses are not other-than-temporary.

Impairments due to deterioration in credit that result in a conclusion that the present value of cash flows expected to be collected will not be sufficient to recover the amortized cost basis of the security are considered other-than-temporary. Other declines in fair value (for example, due to interest rate changes, sector credit rating changes or company-specific rating changes) that result in a conclusion that the present value of cash flows expected to be collected will not be sufficient to recover the amortized cost basis of the security may also result in a conclusion that an OTTI has occurred.

On a quarterly basis, we evaluate securities in an unrealized loss position for potential recognition of an OTTI. In addition, we maintain a watch list of securities in default, near default or otherwise considered by our investment professionals as being distressed, potentially distressed or requiring a heightened level of scrutiny. We also identify securities whose fair value has been below amortized cost on a continuous basis for zero to six months, six months to 12 months and greater than 12 months.

We employ a comprehensive process to determine whether or not a security in an unrealized loss position is other-than-temporarily impaired. This assessment is done on a security-by-security basis and involves significant management judgment. The assessment of whether impairments have occurred is based on management’s evaluation of the underlying reasons for the decline in estimated fair value. The Company’s review of its fixed maturity and equity securities for impairments includes an analysis of the total gross unrealized losses by severity and/or age of the gross unrealized loss. An extended and severe decline in value on a fixed maturity security may not have any impact on the ability of the issuer to service all scheduled interest and principal payments and the Company’s evaluation of recoverability of all contractual cash flows or the ability to recover an amount at least equal to its amortized cost based on the present value of the expected future cash flows to be collected. In contrast, for certain equity securities, greater weight and consideration are given by the Company to an extended decline in market value and the likelihood such market value decline will recover.

Specifically for structured securities, to determine whether a collateralized security is impaired, we obtain underlying data from the security’s trustee and analyze it for performance trends. A security-specific stress analysis is performed using the most recent trustee information. This analysis forms the basis for our determination of the future expected cash flows to be collected for the security.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, amounts due from banks, money market instruments and other debt instruments with original maturities of three months or less. Negative cash balances are reclassified to other liabilities.

Deferred Policy Acquisition Costs

We defer incremental direct costs related to the successful sale of new or renewal contracts. Incremental direct costs are those costs that result directly from and are essential to the sale of a contract. These costs include principally commissions, underwriting and policy issue expenses, all of which vary with and are primarily related to production of new business.

PHL VARIABLE INSURANCE COMPANY Notes to Financial Statements (continued)

3. Basis of Presentation and Significant Accounting Policies (continued)

We amortize DAC based on the related policy’s classification. For universal life, variable universal life and deferred annuities, DAC is amortized in proportion to EGPs as discussed more fully below. EGPs are also used to amortize other assets and liabilities in the Company’s balance sheets, such as sales inducement assets (“SIA”) and unearned revenue reserves (“URR”). Components of EGPs are used to determine reserves for universal life and fixed, indexed and variable annuity contracts with death and other insurance benefits such as guaranteed minimum death and guaranteed minimum income benefits. EGPs are based on historical and anticipated future experience which is updated periodically.

In addition, DAC is adjusted through OCI each period as a result of unrealized gains or losses on securities classified as available-for-sale in a process commonly referred to as shadow accounting. This adjustment is required in order to reflect the impact of these unrealized amounts as if these unrealized amounts had been realized.

The projection of EGPs requires the extensive use of actuarial assumptions, estimates and judgments about the future. Future EGPs are generally projected for the estimated lives of the contracts. Assumptions are set separately for each product and are reviewed at least annually based on our current best estimates of future events. The following table summarizes the most significant assumptions used in the categories set forth below:

Significant Assumption	Product	Explanation and Derivation

Separate account investment return	Variable Annuities (7.9% long-term return assumption) Variable Universal Life (8.0% long-term return assumption)
Separate account return assumptions are derived from the long-term returns observed in the asset classes in which the separate accounts are invested. Short-term deviations from the long-term expectations are expected to revert to the long-term assumption over five years.

Interest rates and default rates	Fixed and Indexed Annuities Universal Life
Investment returns are based on the current yields and maturities of our fixed income portfolio combined with expected reinvestment rates given current market interest rates. Reinvestment rates are assumed to revert to long-term rates implied by the forward yield curve and long-term default rates. Contractually permitted future changes in credited rates are assumed to help support investment margins.

Mortality / longevity	Universal Life Variable Universal Life Fixed and Indexed Annuities
Mortality assumptions are based on Company experience over a rolling five-year period plus supplemental data from industry sources and trends. A mortality improvement assumption is also incorporated into the overall mortality table. These assumptions can vary by issue age, gender, underwriting class and policy duration.

Policyholder behavior – policy persistency	Universal Life Variable Universal Life Variable Annuities Fixed and Indexed Annuities
Policy persistency assumptions vary by product and policy year and are updated based on recently observed experience. Policyholders are generally assumed to behave rationally; hence rates are typically lower when surrender penalties are in effect or when policy benefits are more valuable.

Policyholder behavior – premium persistency	Universal Life Variable Universal Life
Future premiums and related fees are projected based on contractual terms, product illustrations at the time of sale and expected policy lapses without value. Assumptions are updated based on recently observed experience and include anticipated changes in behavior based on changes in policy charges if the Company has a high degree of confidence that such changes will be implemented (e.g., change in cost of insurance (“COI”) charges).

Expenses	All products	Projected maintenance expenses to administer policies in force are based on annually updated studies of expenses incurred.

PHL VARIABLE INSURANCE COMPANY Notes to Financial Statements (continued)

3. Basis of Presentation and Significant Accounting Policies (continued)

Significant Assumption	Product	Explanation and Derivation

Reinsurance costs / recoveries	Universal Life Variable Universal Life Variable Annuities
Projected reinsurance costs are based on treaty terms currently in force. Recoveries are based on the Company’s assumed mortality and treaty terms. Treaty recaptures are based on contract provisions and management’s intentions.

Annually, we complete a comprehensive assumption review where management makes a determination of best estimate assumptions based on a comprehensive review of recent experience and industry trends. Assumption changes resulting from this review may change our estimates of EGPs in the DAC, SIA, and URR models, as well as projections within the death benefit and other insurance benefit reserving models, the profits followed by losses reserve models, and cost of reinsurance models. Throughout the year, we may also update the assumptions and adjust these balances if emerging data indicates a change is warranted. All assumption changes, whether resulting from the annual comprehensive review or from other periodic assessments, are considered an unlock in the period of revision and adjust the DAC, SIA, URR, death and other insurance benefit reserves, profits followed by losses reserve, and cost of reinsurance balances in the balance sheets with an offsetting benefit or charge to income to reflect such changes in the period of the revision. An unlock that results in an after-tax benefit generally occurs as a result of actual experience or future expectations of product profitability being more favorable than previous estimates. An unlock that results in an after-tax charge generally occurs as a result of actual experience or future expectations of product profitability being less favorable than previous estimates.

Our process to assess the reasonableness of the EGPs uses internally developed models together with consideration of applicable recent experience and analysis of market and industry trends and other events. Actual gross profits that vary from management’s estimates in a given reporting period may also result in increases or decreases in the rate of amortization recorded in the period.

An analysis is performed annually to assess if there are sufficient gross profits to recover the DAC associated with business written during the year. If the estimates of gross profits cannot support the recovery of DAC, the amount deferred is reduced to the recoverable amount.

The Company has updated a number of assumptions that have resulted in changes to expected future gross profits. The most significant assumption updates made over the last several years resulting in a change to future gross profits and the amortization of DAC, SIA and URR, as well as changes in PFBL and guaranteed benefit liabilities, are related to long-term expected mortality improvement; changes in expected premium persistency; changes in expected separate account investment returns due to changes in equity markets; changes in expected future interest rates and default rates based on continued experience and expected interest rate changes; changes in lapses and other policyholder behavior assumptions that are updated to reflect more recent policyholder and industry experience; and changes in expected policy administration expenses.

Sales inducements

The Company currently offers bonus payments to contract owners on certain of its individual life and annuity products. Expenses incurred related to bonus payments are deferred and amortized over the life of the related contracts in a pattern consistent with the amortization of DAC. The Company unlocks the assumptions used in the amortization of the deferred sales inducement assets consistent with the unlock of assumptions used in determining EGPs. Deferred sales inducements are included in other assets on the balance sheets and amortization of deferred sales inducements is included in other operating expense on the statements of income and comprehensive income.

Separate account assets and liabilities

Separate account assets related to policyholder funds are carried at fair value with an equivalent amount recorded as separate account liabilities. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues and the related liability increases are excluded from benefits and expenses. Fees assessed to the contract owners for management services are included in revenues when services are rendered.

PHL VARIABLE INSURANCE COMPANY Notes to Financial Statements (continued)

3. Basis of Presentation and Significant Accounting Policies (continued)

Policy liabilities and accruals

Policy liabilities and accruals include future benefit liabilities for certain life and annuity products. Generally, future policy benefits are payable over an extended period of time and related liabilities are calculated recognizing future expected benefits, expenses and premiums. Such liabilities are established based on methods and underlying assumptions in accordance with U.S. GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policyholder behavior, investment returns, inflation, expenses and other contingent events as appropriate. These assumptions are intended to estimate the experience for the period the policy benefits are payable. Utilizing these assumptions, liabilities are established on a cohort basis, as appropriate. If experience is less favorable than assumed, additional liabilities may be established, resulting in a charge to policyholder benefits and claims.

Additional policyholder liabilities for guaranteed benefits on variable annuity and on fixed index annuity contracts are based on estimates of the expected value of benefits in excess of the projected account balance, recognizing the excess over the accumulation period based on total expected assessments. Because these estimates are sensitive to capital market movements, amounts are calculated using multiple future economic scenarios.

Additional policyholder liabilities are established for certain contract features on universal life and variable universal life products that could generate significant reductions to future gross profits (e.g., death benefits when a contract has zero account value and a no-lapse guarantee). The liabilities are accrued over the lifetime of the block based on assessments. The assumptions used in estimating these liabilities are consistent with those used for amortizing DAC and are, thus, subject to the same variability and risk. The assumptions of investment performance and volatility for variable and equity index products are consistent with historical experience of the appropriate underlying equity indices.

We expect that our universal life block of business will generate profits followed by losses and therefore we establish an additional liability to accrue for the expected losses over the period of expected profits. The assumptions used in estimating these liabilities are consistent with those used for amortizing DAC and are subject to the same variability and risk and the results are very sensitive to interest rates.

The liability for universal life-type contracts primarily includes the balance that accrues to the benefit of the policyholders as of the financial statement date, including interest credited at rates which range from 3.0% to 4.5%, amounts that have been assessed to compensate us for services to be performed over future periods, accumulated account deposits, withdrawals and any amounts previously assessed against the policyholder that are refundable. There may also be a liability recorded for contracts that include additional death or other insurance benefit features as discussed above.

The Company periodically reviews its estimates of actuarial liabilities for policyholder benefits and compares them with its actual experience. Differences between actual experience and the assumptions used in pricing these policies and guarantees, as well as in the establishment of the related liabilities, result in variances in profit and could result in losses.

Policy liabilities and accruals also include liabilities for outstanding claims, losses and loss adjustment expenses based on individual case estimates for reported losses and estimates of unreported losses based on past experience. The Company does not establish claim liabilities until a loss has occurred. However, unreported losses and loss adjustment expenses includes estimates of claims that the Company believes have been incurred but have not yet been reported as of the balance sheet date.

Embedded derivatives

Certain contracts contain guarantees that are accounted for as embedded derivative instruments. These guarantees are assessed to determine if a separate instrument with the same terms would qualify as a derivative and if they are not clearly and closely related to the economic characteristics of the host contract. Contract guarantees that meet these criteria are reported separately from the host contract and reported at fair value.

PHL VARIABLE INSURANCE COMPANY Notes to Financial Statements (continued)

3. Basis of Presentation and Significant Accounting Policies (continued)

The guaranteed minimum withdrawal benefit (“GMWB”), guaranteed minimum accumulation benefit (“GMAB”) and combination rider (“COMBO”) represent embedded derivative liabilities in the variable annuity contracts. These liabilities are accounted for at fair value within policyholder deposit funds on the balance sheets with changes in the fair value of embedded derivatives recorded in realized investment gains on the statements of income and comprehensive income. The fair value of the GMWB, GMAB and COMBO obligation is calculated based on actuarial and capital market assumptions related to the projected cash flows, including benefits and related contract charges, over the lives of the contracts, incorporating expectations concerning policyholder behavior. As markets change, contracts mature and actual policyholder behavior emerges, these assumptions are continually evaluated and may from time to time be adjusted.

Fixed indexed annuities offer a variety of index options: policy credits that are calculated based on the performance of an outside equity market or other index over a specified term. The index options represent embedded derivative liabilities accounted for at fair value within policyholder deposit funds on the balance sheets with changes in fair value recorded in realized investment gains and losses in the statements of income and comprehensive income. The fair value of these index options is based on the impact of projected interest rates and equity markets and is discounted using the projected interest rate. Several additional inputs reflect our internally developed assumptions related to lapse rates and policyholder behavior.

See Note 8 to these financial statements for additional information regarding embedded derivatives.

Policyholder deposit funds

Amounts received as payment for certain deferred annuities and other contracts without life contingencies are reported as deposits to policyholder deposit funds. The liability for deferred annuities and other contracts without life contingencies is equal to the balance that accrues to the benefit of the contract owner as of the financial statement date which includes the accumulation of deposits plus interest credited, less withdrawals and amounts assessed through the financial statement date as well as accumulated policyholder dividends and the liability representing the fair value of embedded derivatives associated with those contracts.

Contingent liabilities

Management evaluates each contingent matter separately and in aggregate. Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable.

Revenue recognition

We recognize premiums for long-duration life insurance products as revenue when due from policyholders. We match benefits, losses and related expenses with premiums over the related contract periods.

Amounts received as payment for interest sensitive life contracts, deferred annuities and contracts without life contingencies are considered deposits and are not included in revenue. Revenues from these products consist primarily of fees assessed during the period against the policyholders’ account balances for mortality charges, policy administration charges and surrender charges. Fees assessed that represent compensation for services to be provided in the future are deferred and amortized into revenue over the life of the related contracts in proportion to EGPs.

Certain variable annuity contracts and fixed index annuity contract riders provide the holder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount. These benefits are accounted for as insurance benefits. Certain variable annuity contracts features and fixed index annuity index options are considered embedded derivatives. See Note 8 to these financial statements for additional information.

Reinsurance

Premiums, policy benefits and operating expenses related to our term insurance policies are stated net of reinsurance ceded to other companies, except for amounts associated with certain modified coinsurance contracts which are reflected in the Company’s financial statements based on the application of the deposit method of accounting. Estimated reinsurance recoverables and the net estimated cost of reinsurance are recognized over the life of the reinsured treaty using assumptions consistent with those used to account for the policies subject to the reinsurance.

PHL VARIABLE INSURANCE COMPANY Notes to Financial Statements (continued)

3. Basis of Presentation and Significant Accounting Policies (continued)

For universal life and variable universal life contracts, reinsurance premiums and ceded benefits are reflected net within policy benefits. Reinsurance recoverables are recognized in the same period as the related reinsured claim. The net cost or benefit of reinsurance (the present value of all expected ceded premium payments and expected future benefit payments) is recognized over the life of the reinsured treaty using assumptions consistent with those used to account for the policies subject to the reinsurance.

Operating expenses

Operating expenses are recognized on the accrual basis which are allocated to the Company by Phoenix Life. Expenses allocated may not be indicative of a standalone company. See Note 12 to these financial statements for additional information regarding the service agreement.

Income taxes

Income tax expense or benefit is recognized based upon amounts reported in the financial statements and the provisions of currently enacted tax laws. Deferred tax assets and/or liabilities are determined by multiplying the differences between the financial reporting and tax reporting bases for assets and liabilities by the enacted tax rates expected to be in effect when such differences are recovered or settled. Valuation allowances on deferred tax assets are recorded to the extent that management concludes that it is more likely than not that an asset will not be realized.

We recognize current income tax assets and liabilities for estimated income taxes refundable or payable based on the income tax returns. We recognize deferred income tax assets and liabilities for the estimated future income tax effects of temporary differences and carryovers. Temporary differences are the differences between the financial statement carrying amounts of assets and liabilities and their tax bases, as well as the timing of income or expense recognized for financial reporting and tax purposes of items not related to assets or liabilities. If necessary, we establish valuation allowances to reduce the carrying amount of deferred income tax assets to amounts that are more likely than not to be realized. We periodically review the adequacy of these valuation allowances and record any increase or reduction in allowances in accordance with intraperiod allocation rules. We assess all significant tax positions to determine if a liability for an uncertain tax position is necessary and, if so, the impact on the current or deferred income tax balances. Also, if indicated, we recognize interest or penalties related to income taxes as a component of the income tax provision.

We are included in the consolidated federal income tax return filed by Phoenix and are party to a tax sharing agreement by and among Phoenix and its subsidiaries. In accordance with this agreement, federal income taxes are allocated as if they had been calculated on a separate company basis, except that benefits for any net operating losses or other tax credits generated by the Company will be provided at the earlier of when such loss or credit is utilized in the consolidated federal tax return and when the tax attribute would have otherwise expired.

Audit fees and other professional services associated with restatement

Professional fees associated with the restatement of our prior period financial statements are being recognized and expensed as incurred. The fees associated with the restatement of the 2012 Form 10-K totaled $0.4 million and $18.6 million in 2014 and 2013, respectively.

4.	Reinsurance

We use reinsurance agreements to limit potential losses, reduce exposure to larger risks and provide capital relief with regard to certain reserves.

The amount of risk ceded depends on our evaluation of the specific risk and applicable retention limits. For business sold prior to December 31, 2010, our retention limit on any one life is $10 million for single life and joint first-to-die policies and $12 million for joint last-to-die policies. Beginning January 1, 2011, our retention limit on new business is $5 million for single life and joint first-to-die policies and $6 million for second-to-die policies. We also assume reinsurance from other insurers.

PHL VARIABLE INSURANCE COMPANY Notes to Financial Statements (continued)

4. Reinsurance (continued)

Our reinsurance program cedes various types of risks to other reinsurers primarily under yearly renewable term and coinsurance agreements. Yearly renewable term and coinsurance agreements result in passing all or a portion of the risk to the reinsurer. Under coinsurance agreements on our term insurance policies, the reinsurer receives a proportionate amount of the premiums less an allowance for commissions and expenses and is liable for a corresponding proportionate amount of all benefit payments. Under our yearly renewable term agreements, the ceded premium represents a charge for the death benefit coverage.

During 2008, the Company and Phoenix Life, a related party, entered into a reinsurance agreement. Under this agreement, the Company cedes risk associated with certain universal life contracts and the associated riders to Phoenix Life. The reinsurance transaction between the Company and Phoenix Life is structured as a coinsurance agreement. At the inception of the contract a gain was recognized primarily due to the ceding commission received from Phoenix Life and the difference between the U.S. GAAP and statutory basis reserve balances. The gain on this transaction is being amortized over the remaining life of the reinsured contracts.

Effective October 1, 2009, the Company and Phoenix Life and Annuity Company coinsured all the benefit risks, net of existing reinsurance, on their term life business in force.

On July 1, 2012 the Company recaptured the business associated with a reinsurance contract with Phoenix Life, whereby we ceded to Phoenix Life certain of the liabilities related to guarantees on our annuity products. This contract qualified as a freestanding derivative and the derivative asset previously reported within receivable from related parties was reversed at the time of recapture.

Trust agreements and irrevocable letters of credit aggregating $25.2 million at December 31, 2014 have been arranged with commercial banks in our favor to collateralize the ceded reserves.

PHL VARIABLE INSURANCE COMPANY Notes to Financial Statements (continued)

4. Reinsurance (continued)

Reinsurance recoverable includes balances due from reinsurers for paid and unpaid losses and is presented net of an allowance for uncollectable reinsurance. The reinsurance recoverable balance is $464.6 million and $494.3 million as of December 31, 2014 and 2013, respectively. Other reinsurance activity is shown below.

Direct Business and Reinsurance:	For the years ended December 31,
($ in millions)	2014	2013	2012

Direct premiums	$71.1	$80.9	$79.2
Premiums ceded to non-affiliate reinsurers [1]	(58.7)	(67.0)	(70.7)
Premiums	$12.4	$13.9	$8.5

Direct policy benefits incurred	$210.1	$258.5	$281.4
Policy benefits assumed from non-affiliate reinsureds	0.2	0.2	1.0
Policy benefits ceded to:
Affiliate reinsurers	(8.4)	(18.0)	(13.7)
Non-affiliate reinsurers	(82.9)	(119.5)	(114.7)
Policy benefits ceded to reinsurers	(91.3)	(137.5)	(128.4)
Premiums paid to:
Affiliate reinsurers	23.8	22.3	20.1
Non-affiliate reinsurers	60.4	47.4	60.3
Premiums paid to reinsurers [2]	84.2	69.7	80.4
Policy benefits [3]	$203.2	$190.9	$234.4

Direct life insurance in-force	$54,528.7	$58,198.8	$62,701.8
Life insurance in-force assumed from reinsureds	87.1	93.2	78.5
Life insurance in-force ceded to:
Affiliate reinsurers	(1,495.9)	(1,622.9)	(1,859.3)
Non-affiliate reinsurers	(39,941.5)	(42,957.9)	(46,950.4)
Life insurance in-force ceded to reinsurers	(41,437.4)	(44,580.8)	(48,809.7)
Life insurance in-force	$13,178.4	$13,711.2	$13,970.6
Percentage of amount assumed to net insurance in-force	0.7%	0.7%	0.6%
———————

[1]	Primarily represents premiums ceded to reinsurers related to term insurance policies.

[2]
For universal life and variable universal life contracts, premiums paid to reinsurers are reflected within policy benefits. See Note 3 to these financial statements for additional information regarding significant accounting policies.

[3]
Policy benefit amounts above exclude changes in reserves, interest credited to policyholders and other items, which total $194.5 million, $86.7 million and $154.9 million, net of reinsurance, for the years ended December 31, 2014, 2013 and 2012, respectively.

We remain liable to the extent that reinsuring companies may not be able to meet their obligations under reinsurance agreements in effect. Failure of the reinsurers to honor their obligations could result in losses to the Company. Since we bear the risk of nonpayment, on a quarterly basis we evaluate the financial condition of our reinsurers and monitor concentrations of credit risk. Based on our review of their financial statements, reputation in the reinsurance marketplace and other relevant information, we believe that we have no material exposure to uncollectible life reinsurance. At December 31, 2014, five major reinsurance companies, including our affiliate, Phoenix Life, account for approximately 73% of the reinsurance recoverable. Phoenix Life comprised approximately 15%, or $67.2 million, of this total reinsurance recoverable.

PHL VARIABLE INSURANCE COMPANY Notes to Financial Statements (continued)

5.	Deferred Policy Acquisition Costs

The balances of and changes in DAC as of and for the years ended December 31, are as follows:

Changes in Deferred Policy Acquisition Costs:	For the years ended December 31,
($ in millions)	2014	2013	2012

Balance, beginning of period	$470.1	$425.5	$488.2
Policy acquisition costs deferred	83.7	66.7	69.8
Costs amortized to expenses:
Recurring costs	(91.6)	(76.8)	(101.2)
Assumption unlocking	(7.7)	4.6	(1.7)
Realized investment gains (losses)	14.4	(11.2)	2.4
Offsets to net unrealized investment gains or losses included in AOCI	(38.0)	61.3	(32.0)
Balance, end of period	$430.9	$470.1	$425.5

During the years ended December 31, 2014, 2013 and 2012, deferred expenses primarily consisted of third-party commissions related to fixed indexed annuity sales.

6.	Sales Inducements

The balances of and changes in sales inducements as of and for the years ended December 31, are as follows:

Changes in Deferred Sales Inducement Activity:	For the years ended December 31,
($ in millions)	2014	2013	2012

Balance, beginning of period	$76.9	$63.3	$50.6
Sales inducements deferred	17.4	10.7	15.4
Amortization charged to income	(7.9)	(8.5)	(5.8)
Offsets to net unrealized investment gains or losses included in AOCI	(7.5)	11.4	3.1
Balance, end of period	$78.9	$76.9	$63.3

7.	Investing Activities

Debt and equity securities

The following tables present the debt and equity securities available-for-sale by sector held at December 31, 2014 and 2013, respectively. The unrealized loss amounts presented below include the non-credit loss component of OTTI losses. We classify these investments into various sectors in line with industry conventions.

PHL VARIABLE INSURANCE COMPANY Notes to Financial Statements (continued)

7. Investing Activities (continued)

Fair Value and Cost of Securities:	As of December 31, 2014
($ in millions)	Amortized Cost	Gross Unrealized Gains [1]	Gross Unrealized Losses [1]	Fair Value	OTTI Recognized in AOCI [2]

U.S. government and agency	$82.4	$6.9	$—	$89.3	$—
State and political subdivision	217.2	13.6	(1.6)	229.2	(0.2)
Foreign government	69.2	5.4	(0.8)	73.8	—
Corporate	2,730.7	128.4	(27.2)	2,831.9	(1.5)
Commercial mortgage-backed (“CMBS”)	236.2	19.4	—	255.6	—
Residential mortgage-backed (“RMBS”)	558.9	20.9	(3.4)	576.4	(8.6)
Collateralized debt obligation (“CDO”) / collateralized loan obligation (“CLO”)	84.2	0.4	(1.1)	83.5	(2.7)
Other asset-backed (“ABS”)	82.1	3.8	(3.8)	82.1	—
Available-for-sale debt securities	$4,060.9	$198.8	$(37.9)	$4,221.8	$(13.0)
Available-for-sale equity securities	$28.4	$0.6	$(0.3)	$28.7	$—
———————

[1]	Net unrealized investment gains and losses on securities classified as available-for-sale and certain other assets are included in our balance sheets as a component of AOCI.

[2]
Represents the amount of non-credit OTTI losses recognized in AOCI excluding net unrealized gains or losses subsequent to the date of impairment. The table above presents the special category of AOCI for debt securities that are other-than-temporarily impaired when the impairment loss has been split between the credit loss component (in earnings) and the non-credit component (separate category of AOCI).

Fair Value and Cost of Securities:	As of December 31, 2013
($ in millions)	Amortized Cost	Gross Unrealized Gains [1]	Gross Unrealized Losses [1]	Fair Value	OTTI Recognized in AOCI [2]

U.S. government and agency	$66.1	$3.3	$(0.8)	$68.6	$—
State and political subdivision	156.2	3.8	(5.4)	154.6	(0.2)
Foreign government	63.1	2.7	(0.3)	65.5	—
Corporate	2,182.9	69.6	(55.6)	2,196.9	(1.5)
CMBS	241.9	13.0	(1.2)	253.7	(0.4)
RMBS	513.7	8.1	(11.8)	510.0	(8.6)
CDO/CLO	70.6	1.7	(1.4)	70.9	(3.0)
Other ABS	96.1	3.7	(3.9)	95.9	—
Available-for-sale debt securities	$3,390.6	$105.9	$(80.4)	$3,416.1	$(13.7)
Available-for-sale equity securities	$12.1	$—	$(0.9)	$11.2	$—
———————

[1]	Net unrealized investment gains and losses on securities classified as available-for-sale and certain other assets are included in our balance sheets as a component of AOCI.

[2]
Represents the amount of non-credit OTTI losses recognized in AOCI excluding net unrealized gains or losses subsequent to the date of impairment. The table above presents the special category of AOCI for debt securities that are other-than-temporarily impaired when the impairment loss has been split between the credit loss component (in earnings) and the non-credit component (separate category of AOCI).

PHL VARIABLE INSURANCE COMPANY Notes to Financial Statements (continued)

7. Investing Activities (continued)

Maturities of Debt Securities:	As of December 31, 2014
($ in millions)	Amortized Cost	Fair Value

Due in one year or less	$67.3	$68.4
Due after one year through five years	455.1	475.3
Due after five years through ten years	1,547.4	1,596.9
Due after ten years	1,029.7	1,083.6
CMBS/RMBS/ABS/CDO/CLO [1]	961.4	997.6
Total	$4,060.9	$4,221.8
———————

[1]	CMBS, RMBS, ABS, CDO and CLO are not listed separately in the table as each security does not have a single fixed maturity.

The maturities of debt securities, as of December 31, 2014, are summarized in the table above by contractual maturity. Actual maturities may differ from contractual maturities as certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties, and we have the right to put or sell certain obligations back to the issuers.

The following table depicts the sources of available-for-sale investment proceeds and related investment gains (losses).

Sales of Available-for-Sale Securities:	As of December 31,
($ in millions)	2014	2013	2012
Debt securities, available-for-sale
Proceeds from sales	$141.0	$90.0	$160.0
Proceeds from maturities/repayments	250.5	286.1	285.3
Gross investment gains from sales, prepayments and maturities	6.1	11.3	22.8
Gross investment losses from sales and maturities	(2.4)	(0.4)	(0.7)
Equity securities, available-for-sale
Proceeds from sales	$1.0	$—	$—
Gross investment gains from sales	—	—	—
Gross investment losses from sales	(0.1)	—	—

Aging of Temporarily Impaired Securities:	As of December 31, 2014
($ in millions)	Less than 12 months		Greater than 12 months		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Debt Securities
U.S. government and agency	$—	$—	$—	$—	$—	$—
State and political subdivision	7.0	(0.4)	18.7	(1.2)	25.7	(1.6)
Foreign government	11.3	(0.8)	—	—	11.3	(0.8)
Corporate	265.4	(8.8)	273.1	(18.4)	538.5	(27.2)
CMBS	6.3	—	5.5	—	11.8	—
RMBS	4.6	(0.1)	86.7	(3.3)	91.3	(3.4)
CDO/CLO	42.3	(0.4)	30.2	(0.7)	72.5	(1.1)
Other ABS	5.8	—	7.5	(3.8)	13.3	(3.8)
Debt securities	342.7	(10.5)	421.7	(27.4)	764.4	(37.9)
Equity securities	—	—	4.2	(0.3)	4.2	(0.3)
Total temporarily impaired securities	$342.7	$(10.5)	$425.9	$(27.7)	$768.6	$(38.2)
Below investment grade	$42.4	$(2.4)	$17.1	$(2.7)	$59.5	$(5.1)
Number of securities		121		127		248

PHL VARIABLE INSURANCE COMPANY Notes to Financial Statements (continued)

7. Investing Activities (continued)

Unrealized losses on below-investment-grade debt securities with a fair value depressed by more than 20% of amortized cost totaled $0.9 million at December 31, 2014, of which $0.6 million was depressed by more than 20% of amortized cost for more than 12 months.

As of December 31, 2014, available-for-sale securities in an unrealized loss position for over 12 months consisted of 123 debt securities and four equity securities. These debt securities primarily relate to corporate securities and other ABS, which have depressed values due primarily to an increase in interest rates since the purchase of these securities. Unrealized losses were not recognized in earnings on these debt securities since the Company neither intends to sell the securities nor do we believe that it is more likely than not that it will be required to sell these securities before recovery of their amortized cost basis. Additionally, based on a security-by-security analysis, we expect to recover the entire amortized cost basis of these securities. In our evaluation of each security, management considers the actual recovery periods for these securities in previous periods of broad market declines. For securities with significant declines, individual security level analysis was performed, which considered any credit enhancements, expectations of defaults on underlying collateral and other available market data, including industry analyst reports and forecasts. Similarly, for equity securities in an unrealized loss position for greater than 12 months, management performed an analysis on a security-by-security basis. Although there may be sustained losses for greater than 12 months on these securities, additional information was obtained related to company performance which did not indicate that the additional losses were other-than-temporary.

Aging of Temporarily Impaired Securities:	As of December 31, 2013
($ in millions)	Less than 12 months		Greater than 12 months		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Debt Securities
U.S. government and agency	$14.5	$(0.8)	$—	$—	$14.5	$(0.8)
State and political subdivision	65.3	(4.4)	4.0	(1.0)	69.3	(5.4)
Foreign government	17.0	(0.3)	—	—	17.0	(0.3)
Corporate	786.0	(36.8)	120.5	(18.8)	906.5	(55.6)
CMBS	39.4	(1.1)	3.0	(0.1)	42.4	(1.2)
RMBS	243.5	(8.5)	40.3	(3.3)	283.8	(11.8)
CDO/CLO	30.5	(0.3)	24.1	(1.1)	54.6	(1.4)
Other ABS	7.9	(0.1)	8.0	(3.8)	15.9	(3.9)
Debt securities	1,204.1	(52.3)	199.9	(28.1)	1,404.0	(80.4)
Equity securities	9.1	(0.9)	—	—	9.1	(0.9)
Total temporarily impaired securities	$1,213.2	$(53.2)	$199.9	$(28.1)	$1,413.1	$(81.3)
Below investment grade	$33.7	$(1.9)	$12.1	$(1.7)	$45.8	$(3.6)
Number of securities		326		79		405

Unrealized losses on below-investment-grade debt securities with a fair value depressed by more than 20% of amortized cost totaled $1.0 million at December 31, 2013, of which $0.8 million was depressed by more than 20% of amortized cost for more than 12 months.

As of December 31, 2013, available-for-sale securities in an unrealized loss position for over 12 months consisted of 79 debt securities and no equity securities. These debt securities primarily relate to corporate securities and other ABS, which have depressed values due primarily to an increase in interest rates since the purchase of these securities. Unrealized losses were not recognized in earnings on these debt securities since the Company neither intends to sell the securities nor do we believe that it is more likely than not that it will be required to sell these securities before recovery of their amortized cost basis. Additionally, based on a security-by-security analysis, we expect to recover the entire amortized cost basis of these securities. In our evaluation of each security, management considers the actual recovery periods for these securities in previous periods of broad market declines. For securities with significant declines, individual security level analysis was performed, which considered any credit enhancements, expectations of defaults on underlying collateral and other available market data, including industry analyst reports and forecasts. Similarly, for equity securities in an unrealized loss position for greater than 12 months, management performed an analysis on a security-by-security basis. Although there may be sustained losses for greater than 12 months on these securities, additional information was obtained related to company performance which did not indicate that the additional losses were other-than-temporary.

PHL VARIABLE INSURANCE COMPANY Notes to Financial Statements (continued)

7. Investing Activities (continued)

Evaluating temporarily impaired available-for-sale securities

In management’s evaluation of temporarily impaired securities, many factors about individual issuers of securities as well as our best judgment in determining the cause of a decline in the estimated fair value are considered in the assessment of potential near-term recovery in the security’s value. Some of those considerations include, but are not limited to: (i) duration of time and extent to which the estimated fair value has been below cost or amortized cost; (ii) for debt securities, if the Company has the intent to sell or will more likely than not be required to sell a particular security before the decline in estimated fair value below amortized cost recovers; (iii) whether the issuer is experiencing significant financial difficulties and the potential for impairments of that issuer’s securities; (iv) pervasive issues across an entire industry sector/sub-sector; and (v) for structured securities, assessing any changes in the forecasted cash flows, the quality of underlying collateral, expectations of prepayment speeds, loss severity and payment priority of tranches held.

Other-than-temporary impairments

Management assessed all securities in an unrealized loss position in determining whether impairments were temporary or other-than-temporary. In reaching its conclusions, management exercised significant judgment and used a number of issuer-specific quantitative indicators and qualitative judgments to assess the probability of receiving a given security’s contractual cash flows. This included the issue’s implied yield to maturity, cumulative default rate based on rating, comparisons of issue-specific spreads to industry or sector spreads, specific trading activity in the issue and other market data, such as recent debt tenders and upcoming refinancing requirements. Management also reviewed fundamentals such as issuer credit and liquidity metrics, business outlook and industry conditions. Management maintains a watch list of securities that is reviewed for impairments. Each security on the watch list was evaluated, analyzed and discussed, with the positive and negative factors weighed in the ultimate determination of whether or not the security was other-than-temporarily impaired. For securities for which no OTTI was ultimately indicated at December 31, 2014, management does not have the intention to sell, nor does it expect to be required to sell, these securities prior to their recovery. OTTIs recorded in 2014 were immaterial.

The following table presents a roll-forward of pre-tax credit losses recognized in earnings related to available-for-sale debt securities for which a portion of the OTTI was recognized in OCI.

Credit Losses Recognized in Earnings on Available-for-Sale Debt Securities for which a Portion of the OTTI Loss was Recognized in OCI:	As of December 31,
($ in millions)	2014	2013	2012

Balance, beginning of period	$(18.5)	$(17.8)	$(21.3)
Add: Credit losses on securities not previously impaired [1]	—	(0.3)	(1.4)
Add: Credit losses on securities previously impaired [1]		(0.7)	(1.2)
Less: Credit losses on securities impaired due to intent to sell	—	—	—
Less: Credit losses on securities sold	1.4	0.3	6.1
Less: Increases in cash flows expected on previously impaired securities	—	—	—
Balance, end of period	$(17.1)	$(18.5)	$(17.8)
———————

[1]
Additional credit losses on securities for which a portion of the OTTI loss was recognized in AOCI are included within net OTTI losses recognized in earnings on the statements of income and comprehensive income.

Limited partnerships and other investments

Limited partnerships and other investments consist of private equity investments of $8.4 million and direct equity investments of $4.1 million as of December 31, 2014, and private equity investments of $7.9 million and direct equity investments of $2.6 million as of December 31, 2013.

Statutory deposits

Pursuant to certain statutory requirements, as of December 31, 2014 and 2013, we had on deposit securities with a fair value of $2.4 million and $1.9 million, respectively, in insurance department special deposit accounts. We are not permitted to remove the securities from these accounts without approval of the regulatory authority.

PHL VARIABLE INSURANCE COMPANY Notes to Financial Statements (continued)

7. Investing Activities (continued)

Net investment income

Net investment income is comprised primarily of interest income, including amortization of premiums and accretion of discounts, based on yields which are changed due to expectations in projected cash flows, gains and losses on securities measured at fair value and earnings from investments accounted for under equity method accounting.

Sources of Net Investment Income:	For the years ended December 31,
($ in millions)	2014	2013	2012

Debt securities [1]	$162.5	$134.4	$122.2
Equity securities	1.2	0.4	0.3
Policy loans	3.2	2.9	3.1
Limited partnerships and other investments	4.5	1.8	2.2
Fair value investments	2.1	2.9	4.0
Total investment income	173.5	142.4	131.8
Less: Investment expenses	1.5	1.5	0.9
Net investment income	$172.0	$140.9	$130.9
———————

[1]	Includes net investment income on short-term investments.

PHL VARIABLE INSURANCE COMPANY Notes to Financial Statements (continued)

7. Investing Activities (continued)

Net realized investment gains (losses)

Sources and Types of Net Realized Investment Gains (Losses):	For the years ended December 31,
($ in millions)	2014	2013	2012

Total other-than-temporary debt impairments	$(1.3)	$(0.9)	$(5.0)
Portion of losses recognized in OCI	—	(0.9)	2.2
Net debt impairments recognized in earnings	$(1.3)	$(1.8)	$(2.8)
Debt security impairments:
U.S. government and agency	$—	$—	$—
State and political subdivision	—	—	(0.1)
Foreign government	—	—	—
Corporate	(1.3)	—	—
CMBS	—	(0.3)	(0.1)
RMBS	—	(1.3)	(1.9)
CDO/CLO	—	(0.2)	(0.4)
Other ABS	—	—	(0.3)
Net debt security impairments	(1.3)	(1.8)	(2.8)
Equity security impairments	—	—	—
Impairment losses	(1.3)	(1.8)	(2.8)
Debt security transaction gains	6.1	11.3	22.8
Debt security transaction losses	(2.4)	(0.4)	(0.7)
Equity security transaction gains	—	—	—
Equity security transaction losses	(0.1)	—	—
Limited partnerships and other investment transaction gains	—	—	—
Limited partnerships and other investment transaction losses	—	—	(0.3)
Net transaction gains (losses)	3.6	10.9	21.8
Derivative instruments	(21.9)	(23.1)	(49.0)
Embedded derivatives [1]	(45.4)	11.0	4.0
Related party reinsurance derivatives	—	—	(8.0)
Net realized investment gains (losses), excluding impairment losses	(63.7)	(1.2)	(31.2)
Net realized investment gains (losses), including impairment losses	$(65.0)	$(3.0)	$(34.0)
———————

[1]
Includes the change in fair value of embedded derivatives associated with fixed index annuity indexed crediting feature and variable annuity riders. See Note 8 to these financial statements for additional disclosures.

PHL VARIABLE INSURANCE COMPANY Notes to Financial Statements (continued)

7. Investing Activities (continued)

Unrealized investment gains (losses)

Sources of Changes in Net Unrealized Investment Gains (Losses):	For the years ended December 31,
($ in millions)	2014	2013	2012

Debt securities	$135.4	$(149.4)	$123.1
Equity securities	1.2	(0.9)	—
Other investments	0.3	(0.8)	—
Net unrealized investment gains (losses)	$136.9	$(151.1)	$123.1

Net unrealized investment gains (losses)	$136.9	$(151.1)	$123.1
Applicable to DAC	38.0	(61.3)	32.0
Applicable to other actuarial offsets	50.3	(56.7)	59.2
Applicable to deferred income tax expense (benefit)	31.9	(11.6)	24.3
Offsets to net unrealized investment gains (losses)	120.2	(129.6)	115.5
Net unrealized investment gains (losses) included in OCI	$16.7	$(21.5)	$7.6

Non-consolidated variable interest entities

We hold limited partnership interests with various VIEs primarily as a passive investor in private equity limited partnerships and through direct investments, in which the general partners are not related parties. As the Company is not the general partner in any VIE structures, consolidation is based on evaluation of the primary beneficiary. This analysis includes a review of the VIE’s capital structure, nature of the VIE’s operations and purpose and the Company’s involvement with the entity. When determining the need to consolidate a VIE, the design of the VIE is evaluated as well as any exposed risks of the Company’s investment. These investments are accounted for under the equity method of accounting and are included in limited partnerships and other investments on our balance sheets. We reassess our VIE determination with respect to an entity on an ongoing basis.

The carrying value of our investments in non-consolidated VIEs (based upon sponsor values and financial statements of the individual entities) for which we are not the primary beneficiary was $16.1 million and $15.6 million as of December 31, 2014 and 2013, respectively. The maximum exposure to loss is equal to the carrying amounts plus any unfunded commitments of the Company. Such a maximum loss would be expected to occur only upon bankruptcy of the issuer or investee. The Company has not provided nor intends to provide financial support to these entities unless contractually required. We do not have the contractual option to redeem these limited partnership interests but receive distributions based on the liquidation of the underlying assets. The Company must generally request general partner consent to transfer or sell its fund interests. The Company performs ongoing qualitative analysis of its involvement with VIEs to determine if consolidation is required.

In addition, the Company makes passive investments in structured securities issued by VIEs, for which the Company is not the manager, which are included in CMBS, RMBS, CDO/CLO and other ABS within available-for-sale debt securities, and in fair value investments, in the balance sheets. The Company has not provided financial or other support with respect to these investments other than its original investment. For these investments, the Company determined it is not the primary beneficiary due to the size of our investment relative to the structured securities issued by the VIE, the level of credit subordination which reduces the Company’s obligation to absorb losses or right to receive benefits, and the Company’s lack of power over the activities that most significantly impact the economic performance of the VIEs. The Company’s maximum exposure to loss on these investments is limited to the amount of our investment.

PHL VARIABLE INSURANCE COMPANY Notes to Financial Statements (continued)

7. Investing Activities (continued)

Issuer and counterparty credit exposure

Credit exposure related to issuers and derivatives counterparties is inherent in investments and derivative contracts with positive fair value or asset balances. We manage credit risk through the analysis of the underlying obligors, issuers and transaction structures. We review our debt security portfolio regularly to monitor the performance of obligors and assess the stability of their credit ratings. We also manage credit risk through industry and issuer diversification and asset allocation. Included in fixed maturities are below-investment-grade assets totaling $186.8 million and $137.7 million at December 31, 2014 and 2013, respectively. Maximum exposure to an issuer or derivative counterparty is defined by quality ratings, with higher quality issuers having larger exposure limits. As of December 31, 2014, we were not exposed to the credit concentration risk of any issuer representing exposure greater than 10% of stockholder’s equity other than U.S. government and government agencies backed by the faith and credit of the U.S. government. We monitor credit exposures by actively monitoring dollar limits on transactions with specific counterparties. We have an overall limit on below-investment-grade rated issuer exposure. Additionally, the creditworthiness of counterparties is reviewed periodically. We generally use ISDA Master Agreements which include Credit Support Annexes which include collateral provisions to reduce counterparty credit exposures. To further mitigate the risk of loss on derivatives, we only enter into contracts in which the counterparty is a financial institution with a rating of A or higher from at least one Nationally Recognized Statistical Rating Organization.

As of December 31, 2014, we held derivative assets, net of liabilities, with a fair value of $71.9 million. Derivative credit exposure was diversified with 11 different counterparties. We also had investments of these issuers with a fair value of $75.9 million as of December 31, 2014. Our maximum amount of loss due to credit risk with these issuers was $147.8 million as of December 31, 2014. See Note 9 to these financial statements for additional information regarding derivatives.

8.	Separate Accounts, Death Benefits and Other Insurance Benefit Features and Embedded Product Derivatives

Separate accounts

Separate account products are those for which a separate investment and liability account is maintained on behalf of the policyholder. Investment objectives for these separate accounts vary by fund account type, as outlined in the applicable fund prospectus or separate account plan of operations. We have variable annuity and variable life insurance contracts that are classified as separate account products. The assets supporting these contracts are carried at fair value and are reported as separate account assets with an equivalent amount reported as separate account liabilities. Amounts assessed against the policyholder for mortality, administration and other services are included within revenue in fee income. In 2014 and 2013, there were no gains or losses on transfers of assets from the general account to a separate account.

Assets with fair value and carrying value of $2.6 billion and $2.0 billion at December 31, 2014 and 2013, respectively, supporting fixed indexed annuities are maintained in accounts that are legally segregated from the other assets of the Company, but policyholders do not direct the investment of those assets and the investment performance does not pass through to the policyholders. These assets supporting fixed indexed annuity contracts are reported within the respective investment line items on the balance sheets.

Separate Account Investments of Account Balances of Variable Annuity Contracts with Insurance Guarantees:	As of December 31,
($ in millions)	2014	2013

Debt securities	$276.0	$322.1
Equity funds	1,303.1	1,538.7
Other	35.5	47.4
Total	$1,614.6	$1,908.2

PHL VARIABLE INSURANCE COMPANY Notes to Financial Statements (continued)

8. Separate Accounts, Death Benefits and Other Insurance Benefit Features and Embedded Product Derivatives (continued)

Death benefits and other insurance benefit features

Variable annuity guaranteed benefits

We establish policy benefit liabilities for minimum death and income benefit guarantees relating to certain annuity policies as follows:

•
Liabilities associated with the guaranteed minimum death benefit (“GMDB”) are determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the expected life of the contract based on total expected assessments. The assumptions used for calculating the liabilities are generally consistent with those used for amortizing DAC.

•
Liabilities associated with the guaranteed minimum income benefit (“GMIB”) are determined by estimating the expected value of the income benefits in excess of the projected account balance at the date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The assumptions used for calculating such guaranteed income benefit liabilities are generally consistent with those used for amortizing DAC.

For variable annuities with GMDB and GMIB, reserves for these guarantees are calculated and recorded in policy liabilities and accruals on our balance sheets. Changes in the liability are recorded in policy benefits on our statements of income and comprehensive income. We regularly evaluate estimates used and adjust the additional liability balances, with a related charge or credit to benefit expense if actual experience or other evidence suggests that earlier assumptions should be revised.

Changes in Variable Annuity Guaranteed Insurance Benefit Liability Balances:	For the year ended December 31, 2014
($ in millions)	Annuity GMDB	Annuity GMIB

Balance, beginning of period	$17.0	$9.5
Incurred	2.1	2.0
Paid	(3.0)	(0.2)
Change due to net unrealized gains or losses included in AOCI	—	(0.1)
Assumption unlocking	0.2	5.2
Balance, end of period	$16.3	$16.4

Changes in Variable Annuity Guaranteed Insurance Benefit Liability Balances:	For the year ended December 31, 2013
($ in millions)	Annuity GMDB	Annuity GMIB

Balance, beginning of period	$10.8	$20.9
Incurred	2.0	(3.4)
Paid	(2.7)	—
Change due to net unrealized gains or losses included in AOCI	—	(0.1)
Assumption unlocking	6.9	(7.9)
Balance, end of period	$17.0	$9.5

PHL VARIABLE INSURANCE COMPANY Notes to Financial Statements (continued)

8. Separate Accounts, Death Benefits and Other Insurance Benefit Features and Embedded Product Derivatives (continued)

Changes in Variable Annuity Guaranteed Insurance Benefit Liability Balances:	For the year ended December 31, 2012
($ in millions)	Annuity GMDB	Annuity GMIB

Balance, beginning of period	$10.8	$17.0
Incurred	1.0	3.8
Paid	(1.0)	—
Change due to net unrealized gains or losses included in AOCI	—	0.3
Assumption unlocking	—	(0.2)
Balance, end of period	$10.8	$20.9

For those guarantees of benefits that are payable in the event of death, the net amount at risk (“NAR”) is generally defined as the benefit payable in excess of the current account balance at our balance sheet date. We have entered into reinsurance agreements to reduce the net amount of risk on certain death benefits. Following are the major types of death benefits currently in force:

GMDB and GMIB Benefits by Type:	December 31, 2014
($ in millions)	Account Value	NAR before Reinsurance	NAR after Reinsurance	Average Attained Age of Annuitant

GMDB return of premium	$626.6	$1.4	$1.4	63
GMDB step up	1,200.7	65.7	10.6	64
GMDB earnings enhancement benefit (“EEB”)	29.1	—	—	65
GMDB greater of annual step up and roll up	22.7	4.8	4.8	69
Total GMDB at December 31, 2014	1,879.1	$71.9	$16.8
Less: General account value with GMDB	270.7
Subtotal separate account liabilities with GMDB	1,608.4
Separate account liabilities without GMDB	149.1
Total separate account liabilities	$1,757.5
GMIB [1] at December 31, 2014	$308.4			65

GMDB and GMIB Benefits by Type:	December 31, 2013
($ in millions)	Account Value	NAR before Reinsurance	NAR after Reinsurance	Average Attained Age of Annuitant

GMDB return of premium	$728.8	$1.8	$1.8	63
GMDB step up	1,401.0	66.7	7.0	63
GMDB earnings enhancement benefit (“EEB”)	35.9	0.1	0.1	64
GMDB greater of annual step up and roll up	26.7	4.8	4.8	68
Total GMDB at December 31, 2013	2,192.4	$73.4	$13.7
Less: General account value with GMDB	294.7
Subtotal separate account liabilities with GMDB	1,897.7
Separate account liabilities without GMDB	155.0
Total separate account liabilities	$2,052.7
GMIB [1] at December 31, 2013	$385.7			64
———————

[1]
Policies with a GMIB also have a GMDB, however these benefits are not additive. When a policy terminates due to death, any NAR related to GMIB is released. Similarly, when a policy goes into benefit status on a GMIB, its GMDB NAR is released.

PHL VARIABLE INSURANCE COMPANY Notes to Financial Statements (continued)

8. Separate Accounts, Death Benefits and Other Insurance Benefit Features and Embedded Product Derivatives (continued)

Return of Premium: The death benefit is the greater of current account value or premiums paid (less any adjusted partial withdrawals).

Step Up: The death benefit is the greater of current account value, premiums paid (less any adjusted partial withdrawals) or the annual step up amount prior to the oldest original owner attaining a certain age. On and after the oldest original owner attains that age, the death benefit is the greater of current account value or the death benefit at the end of the contract year prior to the oldest original owner’s attaining that age plus premium payments (less any adjusted partial withdrawals) made since that date.

Earnings Enhancement Benefit: The death benefit is the greater of the premiums paid (less any adjusted partial withdrawals) or the current account value plus the EEB. The EEB is an additional amount designed to reduce the impact of taxes associated with distributing contract gains upon death.

Greater of Annual Step Up and Annual Roll Up: The death benefit is the greatest of premium payments (less any adjusted partial withdrawals), the annual step up amount, the annual roll up amount or the current account value prior to the oldest original owner attaining age 81. On and after the oldest original owner attained age 81, the death benefit is the greater of current account value or the death benefit at the end of the contract year prior to the oldest original owner’s attained age of 81 plus premium payments (less any adjusted partial withdrawals) made since that date.

GMIB: The benefit is a series of monthly fixed annuity payments paid upon election of the rider. The monthly benefit is based on the greater of the sum of premiums (less any adjusted partial withdrawals) accumulated at an effective annual rate on the exercise date or 200% of the premiums paid (less any adjusted partial withdrawals) and a set of annuity payment rates that vary by benefit type and election age.

Fixed indexed annuity guaranteed benefits

Many of our fixed indexed annuities contain guaranteed benefits. We establish policy benefit liabilities for minimum death and minimum withdrawal benefit guarantees relating to these policies as follows:

•
Liabilities associated with the GMWB and Chronic Care guarantees are determined by estimating the value of the withdrawal benefits expected to be paid after the projected account value depletes and recognizing the value ratably over the accumulation period based on total expected assessments. Liabilities associated with the GMWB for the fixed indexed annuities differ from those contained on variable annuities in that the GMWB feature and the underlying contract, exclusive of the equity index crediting option, are fixed income instruments.

•
Liabilities associated with the GMDB are determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the expected life of the contract based on total expected assessments.

The assumptions used for calculating GMWB, GMDB and Chronic Care guarantees are generally consistent with those used for amortizing DAC. We regularly evaluate estimates used and adjust the additional liability balances, with a related charge or credit to benefit expense if actual experience or other evidence suggests that earlier assumptions should be revised. The GMWB, GMDB and Chronic Care guarantees on fixed indexed annuities are recorded in policy liabilities and accruals on our balance sheets.

PHL VARIABLE INSURANCE COMPANY Notes to Financial Statements (continued)

8. Separate Accounts, Death Benefits and Other Insurance Benefit Features and Embedded Product Derivatives (continued)

Changes in Fixed Indexed Annuity Guaranteed Liability Balances:	Fixed Indexed Annuity GMWB and GMDB
($ in millions)	For the years ended December 31,
	2014	2013	2012

Balance, beginning of period	$85.4	$102.1	$5.6
Incurred	33.4	60.8	37.2
Paid	(0.3)	(0.3)	—
Change due to net unrealized gains or losses included in AOCI	35.9	(58.5)	59.3
Assumption unlocking	(7.4)	(18.7)	—
Balance, end of period	$147.0	$85.4	$102.1

Universal life

Liabilities for universal life contracts in excess of the account balance, some of which contain secondary guarantees, are generally determined by estimating the expected value of benefits and expenses when claims are triggered and recognizing those benefits and expenses over the accumulation period based on total expected assessments. The assumptions used in estimating these liabilities are generally consistent with those used for amortizing DAC.

Changes in Universal Life Guaranteed Liability Balances:	Universal Life Secondary Guarantees
($ in millions)	For the years ended December 31,
	2014	2013	2012

Balance, beginning of period	$145.8	$118.0	$98.5
Incurred	35.0	33.6	21.1
Paid	(14.8)	(14.3)	(9.5)
Change due to net unrealized gains or losses included in AOCI	2.1	(2.1)	2.1
Assumption unlocking	(1.8)	10.6	5.8
Balance, end of period	$166.3	$145.8	$118.0

In addition, the universal life block of business has experience which produces profits in earlier periods followed by losses in later periods for which additional reserves are required to be held above the account value liability. These reserves are accrued ratably over historical and anticipated positive income to offset the future anticipated losses. The assumptions used in estimating these liabilities are generally consistent with those used for amortizing DAC. The most significant driver of the positive 2014 unlock results in these reserves was the extension of mortality improvement for an additional year, which reduced overall expected mortality expense.

Changes in Universal Life Additional Liability Balances:	Universal Life Profits Followed by Losses
($ in millions)	For the years ended December 31,
	2014	2013	2012

Balance, beginning of period	$270.3	$302.6	$212.0
Incurred	93.2	53.2	35.1
Change due to net unrealized gains or losses included in AOCI	7.6	0.7	15.9
Assumption unlocking	(4.5)	(86.2)	39.6
Balance, end of period	$366.6	$270.3	$302.6

PHL VARIABLE INSURANCE COMPANY Notes to Financial Statements (continued)

8. Separate Accounts, Death Benefits and Other Insurance Benefit Features and Embedded Product Derivatives (continued)

Embedded derivatives

Variable annuity embedded derivatives

Certain separate account variable products may contain a GMWB, GMAB and/or COMBO rider. These features are accounted for as embedded derivatives as described below.

Variable Annuity Embedded Derivatives Non-Insurance Guaranteed Product Features:	As of December 31, 2014
($ in millions)	Account Value	Average Attained Age of Annuitant

GMWB	$471.3	65
GMAB	305.8	59
COMBO	6.9	64
Balance, end of period	$784.0

Variable Annuity Embedded Derivatives Non-Insurance Guaranteed Product Features:	As of December 31, 2013
($ in millions)	Account Value	Average Attained Age of Annuitant

GMWB	$551.1	64
GMAB	370.9	59
COMBO	7.0	63
Balance, end of period	$929.0

The GMWB rider guarantees the contract owner a minimum amount of withdrawals and benefit payments over time, regardless of the investment performance of the contract, subject to an annual limit. Optional resets are available. In addition, these contracts have a feature that allows the contract owner to receive the guaranteed annual withdrawal amount for as long as they are alive.

The GMAB rider provides the contract owner with a minimum accumulation of the contract owner’s purchase payments deposited within a specific time period, adjusted for withdrawals, after a specified amount of time determined at the time of issuance of the variable annuity contract.

The COMBO rider includes either the GMAB or GMWB rider as well as the GMDB rider at the contract owner’s option.

On July 1, 2012 the Company recaptured the business associated with a reinsurance contract with Phoenix Life, whereby we ceded to Phoenix Life certain of the liabilities related to guarantees on our annuity products. This contract qualified as a freestanding derivative and the derivative asset previously reported within receivable from related parties was reversed at the time of recapture. The derivative asset was $3.5 million at December 31, 2011.

The GMWB, GMAB and COMBO features represent embedded derivative liabilities in the variable annuity contracts that are required to be reported separately from the host variable annuity contract. These liabilities are recorded at fair value within policyholder deposit funds on the balance sheets with changes in fair value recorded in realized investment gains on the statements of income and comprehensive income. The fair value of the GMWB, GMAB and COMBO obligation is calculated based on actuarial and capital market assumptions related to the projected cash flows, including benefits and related contract charges, over the lives of the contracts, incorporating expectations concerning policyholder behavior. As markets change, contracts mature and actual policyholder behavior emerges, these assumptions are continually evaluated and may from time to time be adjusted. Embedded derivative liabilities for GMWB, GMAB and COMBO are shown in the table below.

PHL VARIABLE INSURANCE COMPANY Notes to Financial Statements (continued)

8. Separate Accounts, Death Benefits and Other Insurance Benefit Features and Embedded Product Derivatives (continued)

Variable Annuity Embedded Derivative Liabilities:	December 31,
($ in millions)	2014	2013

GMWB	$6.9	$(5.1)
GMAB	(0.3)	1.4
COMBO	(0.2)	(0.4)
Total variable annuity embedded derivative liabilities	$6.4	$(4.1)

There were no benefit payments made for the GMWB and GMAB during 2014 and 2013. We have established a risk management strategy under which we hedge our GMAB, GMWB and COMBO exposure using equity index options, equity index futures, equity index variance swaps, interest rate swaps and swaptions.

Fixed indexed annuity embedded derivatives

Fixed indexed annuities may also contain a variety of index-crediting options: policy credits that are calculated based on the performance of an outside equity market or other index over a specified term. These index options are embedded derivative liabilities that are required to be reported separately from the host contract. These index options are accounted for at fair value and recorded in policyholder deposits within the balance sheets with changes in fair value recorded in realized investment gains, in the statements of income and comprehensive income. The fair value of these index options is calculated using the budget method. See Note 10 to these financial statements for additional information. Several additional inputs reflect our internally developed assumptions related to lapse rates and other policyholder behavior. The fair value of these embedded derivatives was $153.9 million and $91.9 million as of December 31, 2014 and 2013, respectively. In order to manage the risk associated with these equity indexed-crediting features, we hedge using equity index options. See Note 9 to these financial statements for additional information.

Embedded derivatives realized gains and losses

Changes in the fair value of embedded derivatives associated with variable annuity and fixed indexed annuity contracts are recorded as realized investment gains and losses within the statements of income and comprehensive income. Embedded derivatives gains and (losses) recognized in earnings are $(45.4) million and $11.0 million for the years ended December 31, 2014 and 2013, respectively.

9.	Derivative Instruments

We use derivative financial instruments, including options, futures and swaps as a means of hedging exposure to interest rate, equity price change, equity volatility and foreign currency risk. This includes our surplus hedge which utilizes futures and options to hedge against declines in equity markets and the resulting statutory capital and surplus impact, as well as our fixed indexed annuity (“FIA”) separate account hedge which uses interest rate swaptions to hedge against rising interest rates. We also use derivative instruments to economically hedge our exposure on living benefits offered on certain of our variable annuity products as well as index credits on our FIA products.

The Company seeks to enter into over-the-counter (“OTC”) derivative transactions pursuant to master agreements that provide for a netting of payments and receipts by counterparty. As of December 31, 2014 and 2013, $16.0 million and $25.6 million, respectively, of cash and cash equivalents were held as collateral by a third party related to our derivative transactions.

Our derivatives are not designated as hedges for accounting purposes.

PHL VARIABLE INSURANCE COMPANY Notes to Financial Statements (continued)

9. Derivative Instruments (continued)

Derivative Instruments:	Maturity	Notional Amount	Fair Value as of December 31, 2014
($ in millions)			Assets	Liabilities [1]

Interest rate swaps	2016 - 2029	$114.0	$9.7	$1.9
Variance swaps	2015 - 2017	0.9	—	8.6
Swaptions	2024 - 2025	777.0	0.2	—
Put options	2015 - 2022	677.5	29.4	—
Call options	2015 - 2019	2,019.2	118.2	74.6
Equity futures	2015	2.9	—	0.5
Total derivative instruments		$3,591.5	$157.5	$85.6
———————

[1]	Derivative liabilities are included in other liabilities on the balance sheets.

Derivative Instruments:	Maturity	Notional Amount	Fair Value as of December 31, 2013
($ in millions)			Assets	Liabilities [1]

Interest rate swaps	2016 - 2027	$139.0	$3.9	$6.8
Variance swaps	2015 - 2017	0.9	—	7.9
Swaptions	2024 - 2025	3,902.0	30.7	—
Put options	2015 - 2022	391.0	29.5	—
Call options	2014 - 2018	1,701.6	161.2	96.1
Equity futures	2014	159.7	—	5.3
Total derivative instruments		$6,294.2	$225.3	$116.1
———————

[1]	Derivative liabilities are included in other liabilities on the balance sheets.

Derivative Instrument Gains (Losses) Recognized in Realized Investment Gains (Losses):	For the years ended December 31,
($ in millions)	2014	2013	2012

Interest rate swaps	$11.0	$(11.4)	$(1.7)
Variance swaps	(0.7)	(3.6)	(7.9)
Swaptions	(30.5)	17.3	(0.2)
Put options	(4.9)	(40.7)	(20.9)
Call options	18.8	60.1	0.9
Equity futures	(15.6)	(44.8)	(19.2)
Embedded derivatives	(45.4)	11.0	4.0
Related party reinsurance derivatives	—	—	(8.0)
Total derivative instrument gains (losses) recognized in realized investment gains (losses)	$(67.3)	$(12.1)	$(53.0)

Interest Rate Swaps

We maintain an overall interest rate risk management strategy that primarily incorporates the use of interest rate swaps as hedges of our exposure to changes in interest rates. Our exposure to changes in interest rates primarily results from our commitments to fund interest-sensitive insurance liabilities, as well as from our significant holdings of fixed rate financial instruments. We use interest rate swaps that effectively convert variable rate cash flows to fixed cash flows in order to hedge the interest rate risks associated with guaranteed minimum living benefit (GMAB/GMWB) rider liabilities.

PHL VARIABLE INSURANCE COMPANY Notes to Financial Statements (continued)

9. Derivative Instruments (continued)

Interest Rate Options

We use interest rate options, such as swaptions, to hedge against market risks to assets or liabilities from substantial changes in interest rates. An interest rate swaption gives us the right but not the obligation to enter into an underlying swap. Swaptions are options on interest rate swaps. All of our swaption contracts are receiver swaptions, which give us the right to enter into a swap where we will receive the agreed-upon fixed rate and pay the floating rate. If the market conditions are favorable and the swap is needed to continue hedging our in force liability business, we will exercise the swaption and enter into a fixed rate swap. If a swaption contract is not exercised by its option maturity date, it expires with no value.

Exchange Traded Future Contracts

We use equity index futures to hedge the market risks from changes in the value of equity indices, such as S&P 500, associated with guaranteed minimum living benefit (GMAB/GMWB) rider liabilities. Positions are short-dated, exchange-traded futures with maturities of three months.

Equity Index Options

We use equity indexed options to hedge against market risks from changes in equity markets, volatility and interest rates.

An equity index option affords us the right to make or receive payments based on a specified future level of an equity market index. We may use exchange-trade or OTC options.

Generally, we have used a combination of equity index futures, interest rate swaps, variance swaps and long-dated put options to hedge our GMAB and GMWB liabilities and equity index call options to hedge our indexed annuity option liabilities.

PHL VARIABLE INSURANCE COMPANY Notes to Financial Statements (continued)

9. Derivative Instruments (continued)

Offsetting of Derivative Assets/Liabilities

The Company may enter into netting agreements with counterparties that permit the Company to offset receivables and payables with such counterparties. The following tables present the gross fair value amounts, the amounts offset and net position of derivative instruments eligible for offset in the Company’s balance sheets that are subject to an enforceable master netting arrangement upon certain termination events, irrespective of whether they are offset in the balance sheet.

Offsetting of Derivative Assets/Liabilities:	As of December 31, 2014
($ in millions)	Gross amounts recognized [1]	Gross amounts offset in the balance sheet	Net amounts presented in the balance sheet	Gross amounts not offset in the balance sheet		Net amount
				Financial instruments	Cash collateral pledged [2]

Total derivative assets	$157.5	$—	$157.5	$(82.6)	$—	$74.9
Total derivative liabilities	$(85.6)	$—	$(85.6)	$82.6	$3.0	$—

Offsetting of Derivative Assets/Liabilities:	As of December 31, 2013
($ in millions)	Gross amounts recognized [1]	Gross amounts offset in the balance sheet	Net amounts presented in the balance sheet	Gross amounts not offset in the balance sheet		Net amount
				Financial instruments	Cash collateral pledged [2]

Total derivative assets	$225.3	$—	$225.3	$(110.2)	$—	$115.1
Total derivative liabilities	$(116.1)	$—	$(116.1)	$110.2	$5.9	$—
———————

[1]	Amounts include all derivative instruments, irrespective of whether there is a legally enforceable master netting arrangement in place.

[2]
Cash collateral pledged with derivative counterparties is recorded within other assets on the balance sheets. The Company pledges cash collateral to offset certain individual derivative liability positions with certain counterparties. Cash collateral of $13.0 million and $19.7 million as of December 31, 2014 and 2013, respectively, that exceeds the net liability resulting from the aggregate derivative positions with a corresponding counterparty is excluded.

Contingent features

Derivative counterparty agreements may contain certain provisions that require our insurance companies’ financial strength rating to be above a certain threshold. If our financial strength ratings were to fall below a specified rating threshold, certain derivative counterparties could request immediate payment or demand immediate and ongoing full collateralization on derivative instruments in net liability positions, or trigger a termination of existing derivatives and/or future derivative transactions.

In certain derivative counterparty agreements, our financial strength ratings are below the specified threshold levels. However, the Company held no derivative instruments as of December 31, 2014 in a net aggregate liability position payable to any counterparty (i.e., such derivative instruments have fair values in a net asset position payable to the Company if such holdings were liquidated).

10.	Fair Value of Financial Instruments

ASC 820-10 defines and establishes the framework for measuring fair value. The framework is based on inputs that are used in the valuation and a fair value hierarchy based on the quality of those inputs. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

PHL VARIABLE INSURANCE COMPANY Notes to Financial Statements (continued)

10. Fair Value of Financial Instruments (continued)

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement. The valuation hierarchy is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The input levels are defined as follows:

•
Level 1 – inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets. Level 1 securities include highly liquid government bonds and exchange-traded equities.

•
Level 2 – inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument. Examples of such instruments include government-backed mortgage products, certain collateralized mortgage and debt obligations and certain high-yield debt securities.

•
Level 3 – inputs to the valuation methodology are unobservable and significant to the fair value measurement. Unobservable inputs reflect management’s own assumptions about inputs in which market participants would use in pricing these types of assets or liabilities. Level 3 financial instruments include values which are determined using pricing models and third-party evaluation. Additionally, the determination of some fair value estimates utilizes significant management judgments or best estimates.

Investments for which fair value is based upon unadjusted quoted market prices are reported as Level 1. The number of quotes the issuer obtains per instrument will vary depending on the security type and availability of pricing data from independent third-party, nationally recognized pricing vendors. The Company has defined a pricing hierarchy among pricing vendors to determine ultimate value used and also reviews significant discrepancies among pricing vendors to determine final value used. Prices from pricing services are not adjusted, but the Company may obtain a broker quote or use an internal model to price a security if it believes vendor prices do not reflect fair value. When quoted prices are not available, we use these pricing vendors to give an estimated fair value. If quoted prices, or an estimated price from our pricing vendors are not available or we determine that the price is based on disorderly transactions or in inactive markets, fair value is based upon internally developed models or obtained from an independent third-party broker. We primarily use market-based or independently sourced market parameters, including interest rate yield curves, option volatilities and currency rates. Valuation adjustments may be made to ensure that financial instruments are recorded at fair value. These adjustments include amounts to reflect counterparty credit quality, our own creditworthiness, liquidity and unobservable parameters that are applied consistently over time.

Management is responsible for the fair value of investments and the methodologies and assumptions used to estimate fair value. The fair value process is evaluated quarterly by the Pricing Committee, which is comprised of the Chief Investment Officer, Chief Accounting Officer and the Head of Investment Accounting. The purpose of the committee is to ensure the Company follows objective and reliable valuation practices, as well as approving changes to valuation methodologies and pricing sources. Using professional judgment and experience, we evaluate and weigh the relevance and significance of all readily available market information to determine the best estimate of fair value.

The fair values of Level 2 investments are determined by management after considering prices from our pricing vendors. Fair values for debt securities are primarily based on yield curve analysis along with ratings and spread data. Other inputs may be considered for fair value calculations including published indexed data, sector specific performance, comparable price sources and similar traded securities. Management reviews all Level 2 and Level 3 market prices on a quarterly basis.

The following is a description of our valuation methodologies for assets and liabilities measured at fair value. Such valuation methodologies were applied to all of the assets and liabilities carried at fair value in each respective classification.

PHL VARIABLE INSURANCE COMPANY Notes to Financial Statements (continued)

10. Fair Value of Financial Instruments (continued)

Debt securities

We use pricing vendors to estimate fair value for the majority of our public debt securities. The pricing vendors’ estimates are based on market data and use pricing models that vary by asset class and incorporate available trade, bid and other market information. The methodologies used by these vendors are reviewed and understood by management through discussion with and information provided by these vendors. The Company assesses the reasonableness of individual security values received from valuation pricing vendors through various analytical techniques. Management also assesses whether the assumptions used appear reasonable and consistent with the objective of determining fair value. When our pricing vendors are unable to obtain evaluations based on market data, fair value is determined by obtaining a direct broker quote. Management reviews these broker quotes and valuation techniques to determine whether they are appropriate and consistently applied. Broker quotes are evaluated based on the Company’s assessment of the broker’s knowledge of, and history in trading, the security and the Company’s understanding of inputs used to derive the broker quote. Management also assesses reasonableness of individual security values similar to the vendor pricing review noted above.

For our private placement investments, we estimated fair value using internal models. Private placement securities are generally valued using a matrix pricing approach which categorizes these securities into groupings using remaining average life and credit rating as the two criteria to determine a grouping. The Company obtains current credit spread information from private placement dealers based on the criteria described and adds that spread information to U.S. Treasury rates corresponding to the life of each security to determine a discount rate for pricing. A small number of private placement securities are internally valued using models or analyst judgment. Fair values determined internally are also subject to management review to ensure that valuation models and inputs appear reasonable.

U.S. Government and Agency Securities

We value public U.S. government and agency debt by obtaining fair value estimates from our pricing vendors. For our private placement government and agency debt, our fair value is based on internal models using either a discounted cash flow or spread matrix which incorporates U.S. Treasury yields, market spreads and average life calculations. For short-term investments, we equate fair value to amortized cost due to their relatively short duration and limited exposure to credit risk.

State and Political Subdivisions

Public state and political subdivision debt is valued by obtaining fair value estimates from our pricing vendors. For our private placement debt securities, our fair value is based on internal models using either a discounted cash flow or spread matrix which incorporates U.S. Treasury yields, market spreads and average life calculations.

Foreign Government

We obtain fair value estimates from our pricing vendor to value foreign government debt.

Corporate Bonds

For the majority of our public corporate debt, we obtain fair value estimates from our pricing vendors. For public corporate debt in which we cannot obtain fair value estimates from our pricing vendors, we receive a direct quote from a broker. In most cases, we will obtain a direct broker quote from the broker that facilitated the deal. For our private placement debt securities, our fair value is based on internal models using either a discounted cash flow or spread matrix which incorporates U.S. Treasury yields, market spreads and average life calculations. For private fixed maturities, fair value is determined using a discounted cash flow model, which utilizes a discount rate based upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions and takes into account, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. In determining the fair value of certain debt securities, the discounted cash flow model may also use unobservable inputs, which reflect the Company’s own assumptions about the inputs market participants would use in pricing the security.

PHL VARIABLE INSURANCE COMPANY Notes to Financial Statements (continued)

10. Fair Value of Financial Instruments (continued)

RMBS, CMBS, CDO/CLO and Other ABS

For structured securities, the majority of the fair value estimates are provided by our pricing vendors. When a fair value estimate is not available from the pricing vendors, we estimate fair value using direct broker quotes or internal models which use a discounted cash flow technique. These models consider the best estimate of cash flows until maturity to determine our ability to collect principal and interest and compare this to the anticipated cash flows when the security was purchased. In addition, management judgment is used to assess the probability of collecting all amounts contractually due to us. After consideration is given to the available estimates relevant to assessing the collectibility, including historical events, current conditions and reasonable forecasts, an estimate of future cash flows is determined. This includes evaluating the remaining payment terms, prepayment speeds, the underlying collateral, expected defaults using current default data and the financial condition of the issuer. Other factors considered are composite credit ratings, industry forecast, analyst reports and other relevant market data, similar to those the Company believes market participants would use.

Equity securities

Private Equity Investments

The fair value of non-public private equity is estimated using the valuation of the lead investor (“sponsor value”), typically a general partner of an investment in a limited partnership in which we invest. The sponsors, or lead investors/underwriters of these investments, account for them on an equity basis. The Company will then obtain securities fair value from these sponsors to infer the appropriate fair value for its holdings in the same or similar investment. If we cannot determine a price using the sponsor value, we estimate the fair value using management’s professional judgment. Management evaluates many inputs including, but not limited to, current operating performance, future expectations of the investment, industry valuations of comparable public companies and changes in market outlook and third-party financing environment over time. Financial information for these investments is reported on a three-month delay due to the timing of financial statements as of the current reporting period.

Public Equity

Our publicly held common equity securities are generally obtained through the initial public offering of privately-held equity investments and are reported at the estimated fair value determined based on quoted prices in active markets. To the extent these securities have readily determinable exchange based prices, the securities are categorized as Level 1 of our hierarchy. If management determines there are liquidity concerns or exchange based information for the specific securities in our portfolio is not available, the securities are categorized as Level 2. For our preferred equity securities, we obtain fair value estimates from our pricing vendors. In addition, management will consistently monitor these holdings and prices will be modified for any pertinent and/or significant events that would result in a valuation adjustment, including an analysis for potential credit-related events or impairments.

Limited partnerships and other investments

Our limited partnerships are accounted for using equity method accounting. We carry these investments on the balance sheets at the capital value we obtain from the financial statement we received from the general partner. Typically, our carrying value is based on a financial statement one quarter in arrears to accommodate the timing of receipt of financial statements. These financial statements are generally audited annually. Generally the information received is deemed an appropriate approximation of the fair value of these fund investments and no adjustments are made to the financial statements received. Management also has open communication with each fund manager and generally views the information reported from the underlying funds as the best information available to record its investments.

PHL VARIABLE INSURANCE COMPANY Notes to Financial Statements (continued)

10. Fair Value of Financial Instruments (continued)

Separate account assets

Our separate account assets consist of mutual funds that are frequently traded. Since 2003, investments owned by The Phoenix Companies, Inc. Employee Pension Plan (the “Plan”) Trust were sold to PHL Variable and the investments converted to ownership by the Trust to the Employee Pension Separate Account (“EPP SA”). The Plan’s Trust purchased a group flexible premium variable accumulation deferred annuity contract. As of May 21, 2012, the Plan surrendered the EPP SA contract for full value and the Plan’s underlying investments are no longer held in the separate account. Certain investments related to fixed income, equities and foreign securities were transferred to Mercer Trust Company for investment management purposes in a group trust investment arrangement. The remaining investments continued with their respective investment managers. These securities are valued using the market approach in which unadjusted market quotes are used. We include these securities in Level 1 of our hierarchy.

Derivatives

Exchange-traded derivatives are valued using quoted prices and are classified within Level 1 of the valuation hierarchy. However, few classes of derivative contracts are listed on an exchange. Therefore, the majority of our derivative positions are OTC derivative financial instruments, valued using third-party vendor derivative valuation systems that use as their basis readily observable market parameters, such as swap rates and volatility assumptions. These positions are classified within Level 2 of the valuation hierarchy. Such OTC derivatives include vanilla interest rate swaps, equity index options, swaptions, variance swaps and cross currency swaps. Nevertheless, we review and validate the resulting fair values against those provided to us monthly by the derivative counterparties for reasonableness.

Fair values for OTC derivative financial instruments, mostly options and swaps, represent the present value of amounts estimated to be received from or paid to a marketplace participant in exchange of these instruments (i.e., the amount we would expect to receive in a derivative asset assignment or would expect to pay to have a derivative liability assumed). These derivatives are valued using third-party derivative valuation models which take into account the net present value of estimated future cash flows and capital market assumptions which are derived from directly observable prices from other OTC trades and exchange-traded derivatives. Such assumptions include swap rates and swaption volatility obtained from Bloomberg, as well as equity index volatility and dividend yields provided by OTC derivative dealers.

The fair value of OTC derivative financial instruments is also adjusted for the credit risk of the counterparty in cases in which there are no collateral offsets. To estimate the impact on fair value of a market participant’s view of counterparty non-performance risk we use a credit default swap (“CDS”) based approach in measuring this counterparty non-performance risk by looking at the cost of obtaining credit protection in the CDS market for the aggregate fair value exposure amount over the remaining life of derivative contracts, given the counterparty’s rating. The resulting upfront CDS premium, calculated using Bloomberg analytics, serves as a reasonable estimate of the default provision for the non-performance risk or counterparty valuation adjustment to the fair valuation of non-collateralized OTC derivative financial instruments.

Certain new and/or complex instruments may have immature or limited markets or require more sophistication in derivative valuation methodology. As a result, the pricing models used for valuation of these instruments often incorporate significant estimates and assumptions that market participants would use in pricing the instrument, which may impact the results of operations reported in the financial statements. Hence, instead of valuing these instruments using third-party vendor valuation systems, we rely on the fair market valuations reported to us monthly by the derivative counterparties. Fair values for OTC derivatives are verified using observed estimates about the costs of hedging the risk and other trades in the market. As the markets for these products develop, we continually refine our pricing models to correlate more closely to the market risk of these instruments.

PHL VARIABLE INSURANCE COMPANY Notes to Financial Statements (continued)

10. Fair Value of Financial Instruments (continued)

Valuation of embedded derivatives

We make guarantees on certain variable annuity contracts, including those with GMAB, GMWB and COMBO riders. We also provide credits based on the performance of certain indices (“index credits”) on our fixed indexed annuity contracts. Both contract types have features that meet the definition of an embedded derivative. The GMAB, GMWB and COMBO embedded derivative liabilities associated with our variable annuity contracts are accounted for at fair value using a risk neutral stochastic valuation methodology with changes in fair value recorded in realized investment gains. The inputs to our fair value methodology include estimates derived from the asset derivatives market, including equity volatilities and the swap curves. Several additional inputs are not obtained from independent sources, but instead reflect our internally developed assumptions related to mortality rates, lapse rates and other policyholder behavior.

The fair value of the embedded derivative liabilities associated with the index credits on our fixed indexed annuity contracts is calculated using the budget method with changes in fair value recorded in realized investment gains. Under the budget method, the value of the initial index option is based on the fair value of the option purchased to hedge the index. The value of the index credits paid in future years is estimated to be the annual budgeted amount. Budgeted amounts are estimated based on available investment income using assumed investment returns and projected liability values. As there are significant unobservable inputs included in our fair value methodology for these embedded derivative liabilities, we consider the methods as described above as a whole to be Level 3 within the fair value hierarchy.

Our fair value calculation of embedded derivative liabilities includes a credit standing adjustment (the “CSA”). The CSA represents the adjustment that market participants would make to reflect the risk that guaranteed benefit obligations may not be fulfilled (“non-performance risk”). We estimate our CSA using the credit spread (based on publicly available credit spread indices) for financial services companies similar to the Company’s life insurance subsidiaries. The CSA is updated every quarter and, therefore, the fair value will change with the passage of time even in the absence of any other changes that would affect the valuation.

The following tables present the financial instruments carried at fair value on a recurring basis by ASC 820-10 valuation hierarchy (as described above). There were no financial instruments carried at fair value on a non-recurring basis as of December 31, 2014 and 2013, respectively.

PHL VARIABLE INSURANCE COMPANY Notes to Financial Statements (continued)

10. Fair Value of Financial Instruments (continued)

Fair Values of Financial Instruments by Level:	As of December 31, 2014
($ in millions)	Level 1	Level 2	Level 3	Total
Assets
Available-for-sale debt securities
U.S. government and agency [1]	$—	$9.1	$80.2	$89.3
State and political subdivision	—	35.9	193.3	229.2
Foreign government	—	57.7	16.1	73.8
Corporate	—	1,414.7	1,417.2	2,831.9
CMBS	—	191.0	64.6	255.6
RMBS	—	424.8	151.6	576.4
CDO/CLO	—	—	83.5	83.5
Other ABS	—	4.2	77.9	82.1
Total available-for-sale debt securities	—	2,137.4	2,084.4	4,221.8
Available-for-sale equity securities	—	—	28.7	28.7
Short-term investments	79.8	—	—	79.8
Derivative assets	—	157.5	—	157.5
Fair value investments	—	13.0	33.7	46.7
Separate account assets	1,757.5	—	—	1,757.5
Total assets	$1,837.3	$2,307.9	$2,146.8	$6,292.0
Liabilities
Derivative liabilities	$0.5	$85.1	$—	$85.6
Embedded derivatives	—	—	160.3	160.3
Total liabilities	$0.5	$85.1	$160.3	$245.9
———————

[1]	Level 3 includes securities whose underlying collateral is an obligation of a U.S. government entity.

There were no transfers of assets between Level 1 and Level 2 during the year ended December 31, 2014.

PHL VARIABLE INSURANCE COMPANY Notes to Financial Statements (continued)

10. Fair Value of Financial Instruments (continued)

Fair Values of Financial Instruments by Level:	As of December 31, 2013
($ in millions)	Level 1	Level 2	Level 3	Total
Assets
Available-for-sale debt securities
U.S. government and agency [1]	$—	$9.8	$58.8	$68.6
State and political subdivision	—	20.8	133.8	154.6
Foreign government	—	62.2	3.3	65.5
Corporate	—	1,105.0	1,091.9	2,196.9
CMBS	—	221.8	31.9	253.7
RMBS	—	333.9	176.1	510.0
CDO/CLO	—	—	70.9	70.9
Other ABS	—	13.6	82.3	95.9
Total available-for-sale debt securities	—	1,767.1	1,649.0	3,416.1
Available-for-sale equity securities	—	—	11.2	11.2
Short-term investments	80.0	1.0	—	81.0
Derivative assets	—	225.3	—	225.3
Fair value investments	—	13.0	35.6	48.6
Separate account assets	2,052.7	—	—	2,052.7
Total assets	$2,132.7	$2,006.4	$1,695.8	$5,834.9
Liabilities
Derivative liabilities	$5.3	$110.8	$—	$116.1
Embedded derivatives	—	—	87.8	87.8
Total liabilities	$5.3	$110.8	$87.8	$203.9
———————

[1]	Level 3 includes securities whose underlying collateral is an obligation of a U.S. government entity.

There were no transfers of assets between Level 1 and Level 2 during the year ended December 31, 2013.

The following tables present corporates carried at fair value and on a recurring basis by sector.

Fair Values of Corporates by Level and Sector:	As of December 31, 2014
($ in millions)	Level 1	Level 2	Level 3	Total
Corporates
Consumer	$—	$219.9	$362.6	$582.5
Energy	—	181.6	163.1	344.7
Financial services	—	574.6	321.5	896.1
Capital goods	—	142.0	125.3	267.3
Transportation	—	30.5	114.9	145.4
Utilities	—	117.9	219.3	337.2
Other	—	148.2	110.5	258.7
Total corporates	$—	$1,414.7	$1,417.2	$2,831.9

PHL VARIABLE INSURANCE COMPANY Notes to Financial Statements (continued)

10. Fair Value of Financial Instruments (continued)

Fair Values of Corporates by Level and Sector:	As of December 31, 2013
($ in millions)	Level 1	Level 2	Level 3	Total
Corporates
Consumer	$—	$288.9	$367.9	$656.8
Energy	—	137.7	135.3	273.0
Financial services	—	440.3	238.0	678.3
Capital goods	—	62.6	55.6	118.2
Transportation	—	25.0	85.1	110.1
Utilities	—	83.6	154.3	237.9
Other	—	66.9	55.7	122.6
Total corporates	$—	$1,105.0	$1,091.9	$2,196.9

Level 3 financial assets and liabilities

The following tables set forth a summary of changes in the fair value of our Level 3 financial assets and liabilities. Financial assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. Transfers in and out of Level 3 occur at the beginning of each period. The securities which were transferred into Level 3 were due to decreased market observability of similar assets and/or changes to significant inputs, such as downgrades or price declines. Transfers out of Level 3 were due to increased market activity on comparable assets or observability of inputs.

Level 3 Financial Assets:	As of December 31, 2014
($ in millions)	Balance, beginning of period	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Realized and unrealized gains (losses) included in income [1]	Unrealized gains (losses) included in OCI	Total
Assets
Available-for-sale debt securities
U.S. government and agency [2]	$58.8	$24.2	$(7.5)	$—	$—	$—	$4.7	$80.2
State and political subdivision	133.8	51.2	(2.2)	—	—	—	10.5	193.3
Foreign government	3.3	2.2	—	10.7	—	—	(0.1)	16.1
Corporate	1,091.9	335.0	(64.6)	68.5	(44.3)	(0.9)	31.6	1,417.2
CMBS	31.9	8.1	(6.5)	33.8	(6.9)	0.3	3.9	64.6
RMBS	176.1	2.3	(20.2)	—	(4.3)	0.3	(2.6)	151.6
CDO/CLO	70.9	35.2	(20.1)	—	—	0.6	(3.1)	83.5
Other ABS	82.3	13.7	(17.3)	1.0	—	0.1	(1.9)	77.9
Total available-for-sale debt securities	1,649.0	471.9	(138.4)	114.0	(55.5)	0.4	43.0	2,084.4
Available-for-sale equity securities	11.2	17.2	—	—	—	—	0.3	28.7
Fair value investments	35.6	1.0	(2.3)	—	—	(0.6)	—	33.7
Total assets	$1,695.8	$490.1	$(140.7)	$114.0	$(55.5)	$(0.2)	$43.3	$2,146.8
———————

[1]	Reflected in realized investment gains and losses for all assets except fair value investments which are included in net investment income.

[2]	Includes securities whose underlying collateral is an obligation of a U.S. government entity.

PHL VARIABLE INSURANCE COMPANY Notes to Financial Statements (continued)

10. Fair Value of Financial Instruments (continued)

Level 3 Financial Assets:	As of December 31, 2013
($ in millions)	Balance, beginning of period	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Realized and unrealized gains (losses) included in income [1]	Unrealized gains (losses) included in OCI	Total
Assets
Available-for-sale debt securities
U.S. government and agency [2]	$25.9	$44.3	$(9.1)	$—	$—	$—	$(2.3)	$58.8
State and political subdivision	116.1	47.8	(1.5)	—	—	—	(28.6)	133.8
Foreign government	8.0	—	—	1.6	(6.1)	—	(0.2)	3.3
Corporate	797.9	356.4	(57.0)	41.6	(10.9)	0.7	(36.8)	1,091.9
CMBS	19.3	19.3	(1.7)	—	(1.5)	(0.2)	(3.3)	31.9
RMBS	223.3	1.3	(36.4)	5.1	—	(0.5)	(16.7)	176.1
CDO/CLO	56.8	36.6	(10.6)	—	—	(0.3)	(11.6)	70.9
Other ABS	80.1	13.4	(10.2)	—	—	—	(1.0)	82.3
Total available-for-sale debt securities	1,327.4	519.1	(126.5)	48.3	(18.5)	(0.3)	(100.5)	1,649.0
Available-for-sale equity securities	3.6	8.4	—	—	—	—	(0.8)	11.2
Fair value investments	22.7	21.1	(8.3)	—	—	0.1	—	35.6
Total assets	$1,353.7	$548.6	$(134.8)	$48.3	$(18.5)	$(0.2)	$(101.3)	$1,695.8
———————

[1]	Reflected in realized investment gains and losses for all assets except fair value investments which are included in net investment income.

[2]	Includes securities whose underlying collateral is an obligation of a U.S. government entity.

Level 3 Financial Liabilities:	Embedded Derivatives
($ in millions)	For the years ended December 31,
	2014	2013

Balance, beginning of period	$87.8	$86.8
Net purchases/(sales)	27.1	12.0
Transfers into Level 3	—	—
Transfers out of Level 3	—	—
Realized (gains) losses [1]	45.4	(11.0)
Balance, end of period	$160.3	$87.8
———————

[1]	Realized gains and losses are included in net realized investment gains on the statements of income and comprehensive income.

PHL VARIABLE INSURANCE COMPANY Notes to Financial Statements (continued)

10. Fair Value of Financial Instruments (continued)

Significant unobservable inputs used in the fair value measurement of Level 3 assets are yield, prepayment rate, default rate and recovery rate. Keeping other inputs unchanged, an increase in yield, default rate or prepayment rate would decrease the fair value of the asset while an increase in recovery rate would result in an increase to the fair value of the asset. Yields are a function of the underlying U.S. Treasury rates and asset spreads, and changes in default and recovery rates are dependent on overall market conditions.

The following tables present quantitative estimates about unobservable inputs used in the fair value measurement of significant categories of internally priced assets.

Level 3 Assets: [1]	As of December 31, 2014
($ in millions)	Fair Value	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)

U.S. government and agency	$80.2	Discounted cash flow	Yield	1.02% - 3.64% (2.75%)
State and political subdivision	$65.9	Discounted cash flow	Yield	2.34% - 4.50% (3.33%)
Corporate	$1,053.3	Discounted cash flow	Yield	0.93% - 6.88% (3.35%)
Other ABS	$9.8	Discounted cash flow	Yield	1.83% - 3.01% (2.01%)
Fair value investments	$1.0	Discounted cash flow	Default rate	0.17%
			Recovery rate	44.00%
———————

[1]	Excludes Level 3 assets which are valued based upon non-binding independent third-party valuations or third-party price information for which unobservable inputs are not reasonably available to us.

Level 3 Assets: [1]	As of December 31, 2013
($ in millions)	Fair Value	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)

U.S. government and agency	$58.8	Discounted cash flow	Yield	1.07% - 5.00% (3.18%)
State and political subdivision	$45.4	Discounted cash flow	Yield	2.44% - 5.79% (3.88%)
Corporate	$874.8	Discounted cash flow	Yield	1.06% - 6.75% (3.82%)
Other ABS	$11.3	Discounted cash flow	Yield	2.10% - 3.41% (2.30%)
			Prepayment rate	2.00%
			Default rate	2.53% for 48 mos then 0.37% thereafter
			Recovery rate	10.00% (TRUPS)
Fair value investments	$0.8	Discounted cash flow	Default rate	0.25%
			Recovery rate	45.00%
———————

[1]	Excludes Level 3 assets which are valued based upon non-binding independent third-party valuations or third-party price information for which unobservable inputs are not reasonably available to us.

PHL VARIABLE INSURANCE COMPANY Notes to Financial Statements (continued)

10. Fair Value of Financial Instruments (continued)

Significant unobservable inputs used in the fair value measurement of variable annuity GMAB and GMWB type liabilities are equity volatility, swap curve, mortality and lapse rates and an adjustment for non-performance risk. Keeping other inputs unchanged, an increase in the equity volatility would increase the fair value of the liability while an increase in the swap curve or CSA would result in a decrease to the fair value of the liability. The impact of changes in mortality and lapse rates are dependent on overall market conditions. The fair value of fixed indexed annuity and indexed universal life embedded derivative related to index credits is calculated using the swap curve, future option budget, mortality and lapse rates, as well as an adjustment for non-performance risk. Keeping other inputs unchanged, an increase in any of these significant unobservable inputs would result in a decrease of the fixed indexed annuity embedded derivative liability.

The following tables present quantitative estimates about unobservable inputs used in the fair value measurement of internally priced liabilities.

Level 3 Liabilities:	As of December 31, 2014
($ in millions)	Fair Value	Valuation Technique(s)	Unobservable Input	Range

Embedded derivatives (FIA)	$153.9	Budget method	Swap curve	0.24% -2.55%
			Mortality rate	105% or 97% 2012 IAM basic table with scale G2
			Lapse rate	0.04% - 46.44%
			CSA	3.08%
Embedded derivatives (GMAB / GMWB / COMBO)	$6.4	Risk neutral stochastic valuation methodology	Volatility surface	9.89% - 67.34%
			Swap curve	0.21% - 2.76%
			Mortality rate	105% 2012 IAM basic table with scale G2
			Lapse rate	0.00% - 40.00%
			CSA	3.08%

Level 3 Liabilities:	As of December 31, 2013
($ in millions)	Fair Value	Valuation Technique(s)	Unobservable Input	Range

Embedded derivatives (FIA)	$91.9	Budget method	Swap curve	0.19% - 3.79%
			Mortality rate	103% or 97% 2012 IAM basic table with scale G2
			Lapse rate	0.02% - 47.15%
			CSA	3.23%
Embedded derivatives (GMAB / GMWB / COMBO)	$(4.1)	Risk neutral stochastic valuation methodology	Volatility surface	10.85% - 46.33%
			Swap curve	0.15% - 4.15%
			Mortality rate	105% 2012 IAM basic table with scale G2
			Lapse rate	0.00% - 40.00%
			CSA	3.23%

PHL VARIABLE INSURANCE COMPANY Notes to Financial Statements (continued)

10. Fair Value of Financial Instruments (continued)

Level 3 Assets and Liabilities by Pricing Source:	As of December 31, 2014
($ in millions)	Internal [1]	External [2]	Total
Assets
Available-for-sale debt securities
U.S. government and agency [3]	$80.2	$—	$80.2
State and political subdivision	65.9	127.4	193.3
Foreign government	—	16.1	16.1
Corporate	1,053.3	363.9	1,417.2
CMBS	—	64.6	64.6
RMBS	—	151.6	151.6
CDO/CLO	—	83.5	83.5
Other ABS	9.8	68.1	77.9
Total available-for-sale debt securities	1,209.2	875.2	2,084.4
Available-for-sale equity securities	—	28.7	28.7
Fair value investments	1.0	32.7	33.7
Total assets	$1,210.2	$936.6	$2,146.8
Liabilities
Embedded derivatives	$160.3	$—	$160.3
Total liabilities	$160.3	$—	$160.3
———————

[1]	Represents valuations reflecting both internally-derived and market inputs, as well as third-party information or quotes.

[2]	Represents unadjusted prices from independent pricing services, third-party financial statements and independent indicative broker quotes where pricing inputs are not readily available.

[3]	Includes securities whose underlying collateral is an obligation of a U.S. government entity.

Level 3 Assets and Liabilities by Pricing Source:	As of December 31, 2013
($ in millions)	Internal [1]	External [2]	Total
Assets
Available-for-sale debt securities
U.S. government and agency [3]	$58.8	$—	$58.8
State and political subdivision	45.4	88.4	133.8
Foreign government	—	3.3	3.3
Corporate	874.8	217.1	1,091.9
CMBS	—	31.9	31.9
RMBS	—	176.1	176.1
CDO/CLO	—	70.9	70.9
Other ABS	11.3	71.0	82.3
Total available-for-sale debt securities	990.3	658.7	1,649.0
Available-for-sale equity securities	—	11.2	11.2
Fair value investments	0.8	34.8	35.6
Total assets	$991.1	$704.7	$1,695.8
Liabilities
Embedded derivatives	$87.8	$—	$87.8
Total liabilities	$87.8	$—	$87.8
———————

[1]	Represents valuations reflecting both internally-derived and market inputs, as well as third-party information or quotes.

[2]	Represents unadjusted prices from independent pricing services, third-party financial statements and independent indicative broker quotes where pricing inputs are not readily available.

[3]	Includes securities whose underlying collateral is an obligation of a U.S. government entity.

PHL VARIABLE INSURANCE COMPANY Notes to Financial Statements (continued)

10. Fair Value of Financial Instruments (continued)

Financial instruments not carried at fair value

The Company is required by U.S. GAAP to disclose the fair value of certain financial instruments including those that are not carried at fair value. The following table discloses the Company’s financial instruments where the carrying amounts and fair values differ:

Carrying Amounts and Fair Values of Financial Instruments:		As of December 31,
($ in millions)		2014		2013
	Fair Value Hierarchy Level	Carrying Value	Fair Value	Carrying Value	Fair Value
Financial assets:
Policy loans	Level 3	$68.1	$67.6	$66.1	$65.6
Cash and cash equivalents	Level 1	$162.3	$162.3	$181.0	$181.0
Financial liabilities:
Investment contracts	Level 3	$3,306.9	$3,308.6	$2,775.2	$2,776.2
Surplus notes	Level 3	$30.0	$30.0	$30.0	$30.0

Fair value of policy loans

The fair value of fixed rate policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns. For floating rate policy loans the fair value is the amount due, excluding interest, as of the reporting date.

Fair value of investment contracts

We determine the fair value of guaranteed interest contracts by using a discount rate based upon the appropriate U.S. Treasury rate to calculate the present value of projected contractual liability payments through final maturity. We determine the fair value of deferred annuities and supplementary contracts without life contingencies with an interest guarantee of one year or less at the amount of the policy reserve. In determining the fair value of deferred annuities and supplementary contracts without life contingencies with interest guarantees greater than one year, we use a discount rate based upon the appropriate U.S. Treasury rate to calculate the present value of the projected account value of the policy at the end of the current guarantee period.

Deposit type funds, including pension deposit administration contracts, dividend accumulations and other funds left on deposit not involving life contingencies, have interest guarantees of less than one year for which interest credited is closely tied to rates earned on owned assets. For these liabilities, we assume fair value to be equal to the stated liability balances.

The fair value of these investment contracts are categorized as Level 3.

Indebtedness

The fair value of surplus notes is determined with reference to the fair value of Phoenix’s senior unsecured bonds including consideration of the different features in the two securities. See Note 12 to these financial statements for additional information.

PHL VARIABLE INSURANCE COMPANY Notes to Financial Statements (continued)

11.	Income Taxes

Phoenix and PHL Variable file a consolidated U.S. Federal income tax return. The Company also files combined, unitary and separate income tax returns in various states.

Significant Components of Income Taxes:	For the years ended December 31,
($ in millions)	2014	2013	2012
Income tax expense (benefit) attributable to:
Current	$21.1	$(24.7)	$27.9
Deferred	(17.3)	—	(10.9)
Income tax expense (benefit)	$3.8	$(24.7)	$17.0

Reconciliation of Effective Income Tax Rate:	For the years ended December 31,
($ in millions)	2014	2013	2012

Income (loss) before income taxes	$(105.5)	$39.7	$(122.1)
Income tax expense (benefit) at statutory rate of 35.0%	(36.9)	13.9	(42.7)
Dividend received deduction	(2.0)	(1.2)	(1.5)
Valuation allowance increase (release)	43.1	(36.8)	61.3
Other, net	(0.4)	(0.6)	(0.1)
Income tax expense (benefit)	$3.8	$(24.7)	$17.0
Effective income tax rates	(3.6%)	(62.2%)	(13.9%)

Allocation of Income Taxes:	For the years ended December 31,
($ in millions)	2014	2013	2012

Income tax expense (benefit)	$3.8	$(24.7)	$17.0
Income tax from OCI:
Unrealized investment (gains) losses	31.9	(11.6)	24.3
Income tax related to cumulative effect of change in accounting guidance	—	—	—
Total income tax recorded to all components of income	$35.7	$(36.3)	$41.3

Deferred Income Tax Balances Attributable to Temporary Differences:	As of December 31,
($ in millions)	2014	2013
Deferred income tax assets
Future policyholder benefits	$309.2	$264.3
Available-for-sale debt securities	13.1	27.8
Alternative minimum tax credits	2.1	2.1
Other	2.1	0.2
Subtotal	326.5	294.4
Valuation allowance	(127.9)	(69.9)
Total deferred income tax assets, net of valuation allowance	198.6	224.5
Deferred income tax liabilities
DAC	92.3	104.4
Investments	81.1	70.1
Other	12.1	22.2
Gross deferred income tax liabilities	185.5	196.7
Net deferred income tax assets	$13.1	$27.8

PHL VARIABLE INSURANCE COMPANY Notes to Financial Statements (continued)

11. Income Taxes (continued)

As of December 31, 2014, we performed our assessment of the realization of deferred tax assets. This assessment included consideration of all available evidence – both positive and negative – weighted to the extent the evidence was objectively verifiable. In performing this assessment, the Company considered the existence of cumulative losses in the three most recent years, which has been considered significant negative evidence in our assessment.

With the existence of PHL Variable and parent company life subgroup taxable profits in recent years, the Company has experienced some utilization of its tax loss carryovers and incurred current federal income tax. Under U.S. federal tax law, taxes paid by PHL Variable and the life subgroup are available for recoupment in the event of future losses. Under GAAP, the ability to carryback losses and recoup taxes paid can be considered as a source of income when assessing the realization of deferred tax assets. The Company believes that it is reasonably possible the consolidated return will experience taxable losses in the near term, however projecting such losses is subject to a number of estimates and assumptions including future impacts on market and actuarial assumptions. Actual results may vary from projections and, due to the uncertainty of these estimates, we do not believe significant weight can be placed on the assumption that taxes paid in the current and prior years will be recouped. Accordingly, management has not deemed the PHL Variable taxes paid in current and prior tax years as a viable source of income when performing its valuation allowance assessment.

Further, we believe that the continued existence of significant negative evidence illustrated by a three year cumulative loss before tax is significant enough to overcome any positive evidence. This is further supported by the continued costs associated with the restatement and downgrades of financial strength credit ratings which may adversely impact the Company’s future earnings.

Due to the application of our tax sharing agreement, positive and negative evidence at both the parent and subsidiary levels have been considered in our assessment of deferred tax asset realizability at the subsidiary level. Due to the significance of the negative evidence at both the parent and subsidiary levels, as well as the weight given to the objective nature of the cumulative losses in recent years, and after consideration of all available evidence, we concluded that our estimates of future taxable income, timing of the reversal of existing taxable temporary differences and certain tax planning strategies did not provide sufficient positive evidence to assert that it is more likely than not that certain deferred tax assets would be realizable. To the extent either PHL Variable or Phoenix can demonstrate the ability to generate sustained profitability in the future, the valuation allowance could potentially be reversed resulting in a benefit to income tax expense.

As of December 31, 2014, we concluded that our estimates of future taxable income, certain tax planning strategies and other sources of income did not constitute sufficient positive evidence to assert that it is more likely than not that certain deferred tax assets would be realizable. Accordingly, a valuation allowance of $127.9 million has been recorded on net deferred tax assets of $141.0 million. The valuation allowance recorded constitutes a full valuation allowance on the net deferred tax assets that require future taxable income in order to be realized. The remaining deferred tax asset of $13.1 million attributable to available-for-sale debt securities with gross unrealized losses does not require a valuation allowance due to our ability and intent to hold these securities until recovery of principal value through sale or contractual maturity, thereby avoiding the realization of taxable losses. This conclusion is consistent with prior periods. The impact of the valuation allowance on the allocation of tax to the components of the financial statements included an increase of $43.1 million in net loss and an increase of $14.9 million in OCI-related deferred tax balances.

As of December 31, 2014, we had deferred income tax assets of $2.1 million related to alternative minimum tax credit carryovers which do not expire.

The Company is no longer subject to U.S. federal income tax examinations by tax authorities for years before 2011. The 2011 and 2012 tax years remain under examination; however, no material unanticipated assessments have been identified, and we believe no adjustment to our liability for uncertain tax positions is required.

There were no unrecognized tax benefits for the years ended December 31, 2014, 2013 and 2012.

Management believes that adequate provisions have been made in the financial statements for any potential assessments that may result from tax examinations and other tax related matters for all open tax years. Based upon the timing and status of our current examinations by taxing authorities, we do not believe that it is reasonably possible that any changes to the balance of unrecognized tax benefits occurring within the next 12 months will result in a significant change to the results of operations, financial condition or liquidity.

PHL VARIABLE INSURANCE COMPANY Notes to Financial Statements (continued)

11. Income Taxes (continued)

The Company has no interest and penalties as income tax expense and no accrued interest and penalties in the related income tax liability for the years ended December 31, 2014 and 2013.

12.	Related Party Transactions

Capital contributions

During the years ended December 31, 2014 and 2013, we received $15.0 million and $45.0 million, respectively, in capital contributions from PM Holdings, Inc.

Related party transactions

The amounts included in the following discussion are gross expenses, before deferrals for policy acquisition costs.

Service agreement

The Company has entered into an agreement with Phoenix Life to provide substantially all general insurance expenses related to the Company, including rent and employee benefit plan expenses. Expenses are allocated to the Company using specific identification or activity-based costing. The expenses allocated to us were $69.3 million, $91.5 million and $71.4 million for the years ended December 31, 2014, 2013 and 2012, respectively. Amounts payable to Phoenix Life were $4.4 million and $6.3 million as of December 31, 2014 and 2013, respectively.

See Note 14 to these financial statements for additional information on related party transactions.

Reinsurance agreements

The Company cedes risk associated with certain universal life contracts and the associated riders to Phoenix Life. The reinsurance transaction between the Company and Phoenix Life is structured as a coinsurance agreement.

On July 1, 2012 the Company recaptured the business associated with a reinsurance contract with Phoenix Life, whereby we ceded to Phoenix Life certain of the liabilities related to guarantees on our annuity products. This contract qualified as a freestanding derivative and the derivative asset previously reported within receivable from related parties was reversed at the time of recapture.

See Note 4 to these financial statements for additional information on related party transactions.

Underwriting agreements

1851 Securities Inc. (“1851”), a wholly owned subsidiary of PM Holdings, Inc., is the principal underwriter of the Company’s variable life insurance policies and variable annuity contracts. Phoenix Life reimburses 1851 for commissions incurred on our behalf and we, in turn, reimburse Phoenix Life. Commissions incurred were $6.5 million, $6.4 million and $6.5 million for the years ended December 31, 2014, 2013 and 2012, respectively.

Sales agreements

Phoenix Life pays commissions to producers who sell our non-registered life and annuity products. Commissions paid by Phoenix Life on our behalf were $78.6 million, $65.4 million and $73.3 million for the years ended December 31, 2014, 2013 and 2012, respectively. Amounts payable to Phoenix Life were $2.1 million and $1.3 million as of December 31, 2014 and 2013, respectively.

Saybrus, a majority-owned subsidiary of Phoenix, provides life insurance and annuity wholesaling services. Commissions paid by Saybrus were $11.5 million, $9.2 million and $11.3 million as of December 31, 2014, 2013 and 2012, respectively. Commission amounts payable to Saybrus were $0.9 million and $0.7 million as of December 31, 2014 and 2013, respectively.

PHL VARIABLE INSURANCE COMPANY Notes to Financial Statements (continued)

12. Related Party Transactions (continued)

Saybrus Equity Services, Inc. (“Saybrus Equity”), a wholly owned subsidiary of Saybrus, provides wholesaling services to various third-party distributors and affiliates of variable life insurance and variable annuities. Commissions paid by Saybrus Equity on our behalf were immaterial as of December 31, 2014, 2013 and 2012, respectively. Commission amounts payable to Saybrus Equity were immaterial as of December 31, 2014 and 2013, respectively.

Processing service agreements

We provide payment processing services for Phoenix Life, wherein we receive deposits on Phoenix Life annuity contracts, and forward those payments to Phoenix Life. In connection with this service, we had a net amount due from Phoenix Life of $4.5 million as of December 31, 2014 and a net amount due to Phoenix Life of $2.6 million as of December 31, 2013. We do not charge any fees for this service.

We also provide payment processing services for Phoenix Life and Annuity Company (“Phoenix Life and Annuity”), a wholly owned indirect subsidiary of Phoenix Life, wherein we receive deposits on certain Phoenix Life and Annuity annuity contracts, and forward those payments to Phoenix Life and Annuity. In connection with this service, we had amounts due from Phoenix Life and Annuity of $0.9 million as of December 31, 2014 and a net amount due to Phoenix Life and Annuity of $0.5 million as of December 31, 2013. We do not charge any fees for this service.

Indebtedness due to affiliate

PHL Variable issued $30.0 million surplus notes on December 30, 2013 which were purchased by Phoenix. The notes are due on December 30, 2043. Interest is paid annually at a rate of 10.5% and requires the prior approval of the Insurance Commissioner of the State of Connecticut. Payments may be made only out of surplus funds as defined under applicable law and regulations of the State of Connecticut. Upon approval by the Insurance Commissioner, the notes may be redeemed at any time, either in whole or in part, at a redemption price of 100% plus accrued interest to the date set for the redemption. Connecticut Law provides that the notes are not part of the legal liabilities of PHL Variable. The Company incurred interest expense of $3.2 million related to these notes for the year ended December 31, 2014.

13.	Accumulated Other Comprehensive Income

Changes in each component of AOCI attributable to the Company for the years ended December 31 are as follows below (net of tax):

Accumulated Other Comprehensive Income (Loss): ($ in millions)	Net Unrealized Gains / (Losses) on Investments where Credit-related OTTI was Recognized	Net Unrealized Gains / (Losses) on All Other Investments [1]	Total

Balance as of December 31, 2012	$(1.3)	$10.1	$8.8
Change in component during the period before reclassifications	3.8	(19.4)	(15.6)
Amounts reclassified from AOCI	0.5	(6.4)	(5.9)
Balance as of December 31, 2013	3.0	(15.7)	(12.7)
Change in component during the period before reclassifications	2.2	15.9	18.1
Amounts reclassified from AOCI	(0.8)	(0.6)	(1.4)
Balance as of December 31, 2014	$4.4	$(0.4)	$4.0
———————

[1]
See Note 7 to these financial statements for additional information regarding offsets to net unrealized investment gains and losses which include policyholder dividend obligation, DAC and other actuarial offsets, and deferred income tax expense (benefit).

PHL VARIABLE INSURANCE COMPANY Notes to Financial Statements (continued)

13. Accumulated Other Comprehensive Income (continued)

Reclassifications from AOCI consist of the following:

AOCI	Amounts Reclassified from AOCI			Affected Line Item in the Statements of Income and Comprehensive Income
($ in millions)	For the years ended December 31,
	2014	2013	2012
Net unrealized gains / (losses) on investments where credit-related OTTI was recognized:
Available-for-sale securities	$1.2	$(0.7)	$(1.9)	Net realized capital gains (losses)
	1.2	(0.7)	(1.9)	Total before income taxes
	0.4	(0.2)	(0.7)	Income tax expense (benefit)
	$0.8	$(0.5)	$(1.2)	Net income (loss)
Net unrealized gains / (losses) on all other investments:
Available-for-sale securities	$1.1	$9.8	$21.2	Net realized capital gains (losses)
	1.1	9.8	21.2	Total before income taxes
	0.5	3.4	7.4	Income tax expense (benefit)
	$0.6	$6.4	$13.8	Net income (loss)
Total amounts reclassified from AOCI	$1.4	$5.9	$12.6	Net income (loss)

14.	Employee Benefit Plans and Employment Agreements

Our ultimate parent company provides employees with post-employment benefits that include retirement benefits, through pension and savings plans, and other benefits, including health care and life insurance. This includes three defined benefit plans. We incur applicable employee benefit expenses through the process of cost allocation by Phoenix.

The employee pension plan provides benefits up to the amount allowed under the Internal Revenue Code. The two supplemental plans provide benefits in excess of the primary plan. Retirement benefits under the plans are a function of years of service and compensation. Effective March 31, 2010, all benefit accruals under all of our funded and unfunded defined benefit plans were frozen. This change was announced in 2009 and a curtailment was recognized at that time for the reduction in the expected years of future service.

Our ultimate parent company has historically provided employees with other post-employment benefits that include health care and life insurance. In December 2009, Phoenix announced the decision to eliminate retiree medical coverage for current employees whose age plus years of service did not equal at least 65 as of March 31, 2010. Employees who remain eligible must still meet all other plan requirements to receive benefits. In addition, the cap on the Company’s contribution to pre-65 retiree medical costs per participant was reduced beginning with the 2011 plan year.

Applicable information regarding the actuarial present value of vested and non-vested accumulated plan benefits, and the net assets of the plans available for benefits, is omitted as the information is not separately calculated for our participation in the plans. Phoenix, the plan sponsor, established an accrued liability and amounts attributable to us have been allocated.

Employee benefit expense allocated to us for these benefits totaled $3.8 million, $3.2 million and $4.6 million for 2014, 2013 and 2012, respectively. On August 8, 2014, the Highway and Transportation Funding Act of 2014 was enacted into law, effective immediately. The law extends certain pension funding provisions originally included in the Moving Ahead for Progress in the 21st Century Act (MAP-21). Phoenix Life took advantage of this in September of 2014, which resulted in no further contributions to the pension plan for the remainder of 2014. Over the next 12 months, Phoenix Life does not expect to make any contributions to the pension plan.

PHL VARIABLE INSURANCE COMPANY Notes to Financial Statements (continued)

15.	Share-Based Payments

The Phoenix has a share-based compensation to certain employees and non-employee directors. The Company is included in these plans and has been allocated compensation expense of $0.7 million, $1.3 million and $1.1 million for the years ended December 31, 2014, 2013 and 2012, respectively. The Company’s income tax benefit recognized for stock-based compensation plans was $(0.2) million, $(0.5) million and $(0.4) million for the years ended December 31, 2014, 2013 and 2012, respectively. The Company did not capitalize the cost of stock-based compensation.

16.	Statutory Financial Information and Regulatory Matters

We are required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities. The State of Connecticut Insurance Department (the “Department”) has adopted the National Association of Insurance Commissioners’ (the “NAIC’s”) Accounting Practices and Procedures manual effective January 1, 2001 (“NAIC SAP”) as a component of its prescribed or permitted statutory accounting practices. As of December 31, 2014, 2013 and 2012, the Department has not prescribed or permitted us to use any accounting practices that would materially deviate from NAIC SAP. Statutory surplus differs from equity reported in accordance with U.S. GAAP primarily because policy acquisition costs are expensed when incurred, life insurance reserves are based on different assumptions and deferred tax assets are limited to amounts reversing in a specified period with an additional limitation based upon 10% or 15% of statutory surplus, dependent on meeting certain risk-based capital (“RBC”) thresholds.

Connecticut Insurance Law requires that Connecticut life insurers report their RBC. RBC is based on a formula calculated by applying factors to various assets, premium and statutory reserve items. The formula takes into account the risk characteristics of the insurer, including asset risk, insurance risk, interest rate risk and business risk. Connecticut Insurance Law gives the Connecticut Commissioner of Insurance explicit regulatory authority to require various actions by, or take various actions against, insurers whose total adjusted capital does not exceed certain RBC levels. Our RBC was in excess of 200% of Company Action Level (the level where a life insurance enterprise must submit a comprehensive plan to state insurance regulators) as of December 31, 2014 and 2013.

The information below is taken from the PHL Variable annual statement filed with state regulatory authorities.

Statutory Financial Data: [1]	As of or for the years ended December 31,
($ in millions)	2014	2013	2012

Statutory capital and surplus	$198.6	$222.9	$313.5
Asset valuation reserve	15.1	12.3	7.5
Statutory capital, surplus and asset valuation reserve	$213.7	$235.2	$321.0
Statutory net gain (loss) from operations	$(37.5)	$(67.6)	$61.9
Statutory net income (loss)	$(41.1)	$(86.1)	$49.7
———————

[1]	Amounts in statements filed with state regulatory authorities may differ from audited financial statements.

The Connecticut Insurance Holding Company Act limits the maximum amount of annual dividends and other distributions in any 12-month period to stockholders of Connecticut domiciled insurance companies without prior approval of the Insurance Commissioner. Under current law, we cannot make any dividend distribution during 2015 without prior approval.

17.	Contingent Liabilities

Litigation and arbitration

The Company is regularly involved in litigation and arbitration, both as a defendant and as a plaintiff. The litigation and arbitration naming the Company as a defendant ordinarily involves our activities as an insurer, employer, investor, investment advisor or taxpayer.

PHL VARIABLE INSURANCE COMPANY Notes to Financial Statements (continued)

17. Contingent Liabilities (continued)

It is not feasible to predict or determine the ultimate outcome of all legal or arbitration proceedings or to provide reasonable ranges of potential losses. Management of the Company believes that the outcome of our litigation and arbitration matters are not likely, either individually or in the aggregate, to have a material adverse effect on the financial condition of the Company. However, given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation and arbitration, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the results of operations or cash flows in particular quarterly or annual periods.

SEC Cease-and-Desist Order

Phoenix and the Company are subject to a Securities and Exchange Commission (the “SEC”) Order Instituting Cease-and-Desist Proceedings Pursuant to Section 21C of the Securities Exchange Act of 1934, Making Findings, and Imposing a Cease-and-Desist Order, which was approved by the SEC in March 2014 (the “March 2014 Order”) and was subsequently amended by an amended SEC administrative order approved by the SEC in August 2014 (the March 2014 Order, as amended, the “Amended Order”). The Amended Order and the March 2014 Order (collectively, the “Orders”), directed Phoenix and the Company to cease and desist from committing or causing any violations and any future violations of Section 13(a) of the Exchange Act and Rules 13a-1 and 13a-13 thereunder and Section 15(d) of the Exchange Act and Rules 15d-1 and 15d-13 thereunder. Phoenix and the Company remain subject to these obligations. Pursuant to the Orders, Phoenix and the Company were required to file certain periodic SEC reports in accordance with the timetables set forth in the Orders. All of such filings have been made. Phoenix and the Company paid civil monetary penalties to the SEC in the aggregate amount of $1.1 million pursuant to the terms of the Orders.

Cases Brought by Policy Investors

On June 5, 2012, Wilmington Savings Fund Society, FSB, as successor in interest to Christiana Bank & Trust Company and as trustee of 60 unnamed trusts, filed suit against Phoenix, Phoenix Life and the Company in the United States District Court for the Central District of California; the case was later transferred to the District of Delaware (C.A. No. 13-499-RGA) by order dated March 28, 2013. After the plaintiffs twice amended their complaint, and dropped Phoenix as a defendant and dropped one of the plaintiff Trusts, the court issued an order on April 9, 2014 dismissing seven of the ten counts, and partially dismissing two more, with prejudice. The court dismissed claims alleging that Phoenix Life and the Company committed RICO violations and fraud by continuing to collect premiums while concealing an intent to later deny death claims. The claims that remain in the case seek a declaration that the policies at issue are valid, and damages relating to cost of insurance increases. This case has been settled, and the settlement does not have a material impact on the Company’s financial statements.

On August 2, 2012, Lima LS PLC filed a complaint against Phoenix, Phoenix Life, the Company, James D. Wehr, Philip K. Polkinghorn, Edward W. Cassidy, Dona D. Young and other unnamed defendants in the United States District Court for the District of Connecticut (Case No. CV12-01122). On July 1, 2013, the defendants’ motion to dismiss the complaint was granted in part and denied in part. Thereafter, on July 31, 2013, the plaintiff served an amended complaint against the same defendants, with the exception that Mr. Cassidy was dropped as a defendant. The plaintiffs allege that Phoenix Life promoted certain policy sales knowing that the policies would ultimately be owned by investors and then challenging the validity of these policies or denying claims submitted on these policies. Plaintiffs are seeking damages, including punitive and treble damages, attorneys’ fees and a declaratory judgment. We believe we have meritorious defenses against this lawsuit and we intend to vigorously defend against these claims. The outcome of this litigation and any potential losses are uncertain.

Cost of Insurance Cases

On November 18, 2011, Martin Fleisher and another plaintiff (the “Fleisher Litigation”), on behalf of themselves and others similarly situated, filed suit against Phoenix Life in the United States District Court for the Southern District of New York (C.A. No. 1:11-cv-08405-CM-JCF (U.S. Dist. Ct; S.D.N.Y.)) challenging COI rate adjustments implemented by Phoenix Life in 2010 and 2011, which Phoenix Life maintains were based on policy language permitting such adjustments. By order dated July 12, 2013, two separate classes were certified in the Fleisher Litigation; by subsequent order dated August 26, 2013, the court decertified one of the classes. The complaint seeks damages for breach of contract. The class certified in the court’s July 12, 2013 order, as limited by the court’s August 26, 2013 order, is limited to holders of Phoenix Life policies issued in New York subject to New York law and subject to Phoenix Life’s 2011 COI rate adjustment. By order dated April 29, 2014, the court denied Martin Fleisher’s motion for summary judgment in the Fleisher Litigation in its entirety, while granting in part and denying in part Phoenix Life’s motion for summary judgment.

PHL VARIABLE INSURANCE COMPANY Notes to Financial Statements (continued)

17. Contingent Liabilities (continued)

The Company, a subsidiary of Phoenix Life, has been named as a defendant in six actions challenging its COI rate adjustments implemented concurrently with the Phoenix Life adjustments. Five cases have been brought against the Company, while one case has been brought against the Company and Phoenix Life. These six cases, only one of which is styled as a class action, have been brought by (1) Tiger Capital LLC (C.A. No. 1:12-cv- 02939-CM-JCF; U.S. Dist. Ct; S.D.N.Y., complaint filed on March 14, 2012; the “Tiger Capital Litigation”); (2-5) U.S. Bank National Association, as securities intermediary for Lima Acquisition LP ((2: C.A. No. 1:12-cv-06811-CM-JCF; U.S. Dist. Ct; S.D.N.Y., complaint filed on November 16, 2011; 3: C.A. No. 1:13-cv-01580-CM-JCF; U.S. Dist. Ct; S.D.N.Y., complaint filed on March 8, 2013; collectively, the “U.S. Bank N.Y. Litigations”); (4: C.A. No. 3:14-cv-00555-WWE; U.S. Dist. Ct; D. Conn., complaint originally filed on March 6, 2013, in the District of Delaware and transferred by order dated April 22, 2014, to the District of Connecticut; and 5: C.A. No. 3:14-cv-01398-WWE, U.S. Dist. Ct; D. Conn., complaint filed on September 23, 2014, and amended on October 16, 2014, to add Phoenix Life as a defendant (collectively the “U.S. Bank Conn. Litigations”)); and (6) SPRR LLC (C.A. No. 1:14-cv-8714; U.S. Dist. Ct.; S.D.N.Y., complaint filed on October 31, 2014; the “SPRR Litigation”). SPRR LLC filed suit against the Company, on behalf of itself and others similarly situated, challenging COI rate adjustments implemented by the Company in 2011.

The Tiger Capital Litigation and the two U.S. Bank N.Y. Litigations were assigned to the same judge as the Fleisher Litigation, and discovery in these four actions has concluded. By orders in both U.S. Bank N.Y. Litigations dated May 23, 2014, the court denied U.S. Bank’s motions for summary judgment in their entirety, while granting in part and denying in part the Company’s motions for summary judgment. U.S. Bank moved for reconsideration of the court’s summary judgment decisions in the U.S. Bank N.Y. Litigations, which the court denied by orders dated June 4, 2014. By order in the Tiger Capital Litigation dated July 23, 2014, the court denied Tiger Capital’s motion for summary judgment in its entirety, while granting in part and denying in part the Company’s motion for summary judgment. Plaintiff in the Tiger Capital Litigation seeks damages for breach of contract. Plaintiff in the U.S. Bank N.Y. Litigations and the U.S. Bank Conn. Litigations seeks damages and attorneys’ fees for breach of contract and other common law and statutory claims. The plaintiff in the SPRR Litigation seeks damages for breach of contract for a nationwide class of policyholders.

The Fleisher Litigation, the U.S. Bank N.Y. Litigations and the Tiger Capital Litigation are scheduled for consecutive trials commencing on June 15, 2015.

Complaints to state insurance departments regarding the Company’s COI rate adjustments have also prompted regulatory inquiries or investigations in several states, with two of such states (California and Wisconsin) issuing letters directing the Company to take remedial action in response to complaints by a single policyholder. The Company disagrees with both states’ positions. On March 23, 2015, an Administrative Law Judge (“ALJ”) in Wisconsin ordered PHL Variable to pay restitution to current and former owners of seven policies and imposed a fine on PHL Variable which, in a total amount, does not have a material impact on PHL Variable’s financial position (Office of the Commissioner of Insurance Case No. 13- C35362). PHL Variable disagrees with the ALJ’s determination and intends to appeal the order.

Phoenix Life and the Company believe that they have meritorious defenses against all of these lawsuits and regulatory directives and intend to vigorously defend against them, including by appeal if necessary. The outcome of these matters is uncertain and any potential losses cannot be reasonably estimated.

Regulatory matters

State regulatory bodies, the SEC, the Financial Industry Regulatory Authority (“FINRA”), the IRS and other regulatory bodies regularly make inquiries of us and, from time to time, conduct examinations or investigations concerning our compliance with laws and regulations related to, among other things, our insurance and broker-dealer subsidiaries, securities offerings and registered products. We endeavor to respond to such inquiries in an appropriate way and to take corrective action if warranted. Further, Phoenix is providing to the SEC certain information and documentation regarding the restatement of its prior period financial statements and the staff of the SEC has indicated to Phoenix that the matter remains subject to further investigation and potential further regulatory action. We cannot predict the outcome of any of such investigations or actions related to these or other matters.

PHL VARIABLE INSURANCE COMPANY Notes to Financial Statements (continued)

17. Contingent Liabilities (continued)

Regulatory actions may be difficult to assess or quantify. The nature and magnitude of their outcomes may remain unknown for substantial periods of time. It is not feasible to predict or determine the ultimate outcome of all pending inquiries, investigations, legal proceedings and other regulatory actions, or to provide reasonable ranges of potential losses. Based on current information, we believe that the outcomes of our regulatory matters are not likely, either individually or in the aggregate, to have a material adverse effect on our financial condition. However, given the inherent unpredictability of regulatory matters, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on our financial statements in particular quarterly or annual periods.

State Insurance Department Examinations

During 2012 and 2013, the Connecticut Insurance Department conducted its routine financial and market conduct examination of the Company and two other Connecticut-domiciled insurance affiliates. The Connecticut Insurance Department released its financial examination report for the Company on May 28, 2014 and its market conduct examination report on December 29, 2014.

Unclaimed Property Inquiries

In late 2012, Phoenix and the Company and their affiliates received separate notices from Unclaimed Property Clearing House (“UPCH”) and Kelmar Associates, LLC (“Kelmar”) that UPCH and Kelmar had been authorized by the unclaimed property administrators in certain states to conduct unclaimed property audits. The audits began in 2013 and are being conducted on the Phoenix enterprise with a focus on death benefit payments; however, all amounts owed by any aspect of the Phoenix enterprise are also a focus. This includes any payments to vendors, brokers, former employees and shareholders. UPCH represents 31 states and the District of Columbia and Kelmar represents seven states.

18.	Supplemental Unaudited Quarterly Financial Information

The following tables reflect unaudited summarized quarterly financial results during the years ended December 31, 2014 and 2013.

Summarized Selected Quarterly Financial Data:	Quarter ended 2014
($ in millions)	Mar 31,	June 30,	Sept 30,	Dec 31,

Revenues	$96.7	$133.1	$130.0	$117.9

Benefits and expenses	$112.3	$131.5	$137.0	$202.4

Income tax expense (benefit)	$(0.4)	$5.6	$(11.8)	$10.4

Net income (loss)	$(15.2)	$(4.0)	$4.8	$(94.9)

Less: Net (income) loss attributable to noncontrolling interests	$—	$—	$—	$—

Net income (loss) attributable to PHL Variable Insurance Company	$(15.2)	$(4.0)	$4.8	$(94.9)

PHL VARIABLE INSURANCE COMPANY Notes to Financial Statements (continued)

18. Supplemental Unaudited Quarterly Financial Information (continued)

Summarized Selected Quarterly Financial Data:	Quarter ended 2013
($ in millions)	Mar 31,	June 30,	Sept 30,	Dec 31,

Revenues	$110.0	$134.9	$128.0	$145.9

Benefits and expenses	$137.4	$147.3	$141.0	$53.4

Income tax expense (benefit)	$(1.9)	$(16.9)	$1.2	$(7.1)

Net income (loss)	$(25.5)	$4.5	$(14.2)	$99.6

Less: Net (income) loss attributable to noncontrolling interests	$—	$—	$—	$—

Net income (loss) attributable to PHL Variable Insurance Company	$(25.5)	$4.5	$(14.2)	$99.6

PHL VARIABLE INSURANCE COMPANY Notes to Financial Statements (continued)

18. Supplemental Unaudited Quarterly Financial Information (continued)

Quarterly Financial Data	Page

2014 Balance Sheet as of:
March 31, 2014, as revised	F-72
June 30, 2014, as revised	F-77
September 30, 2014, as revised	F-83

2014 Statement of Income and Comprehensive Income for the three months ended:
March 31, 2014, as revised	F-73
June 30, 2014, as revised	F-78
September 30, 2014, as revised	F-84

2014 Statement of Income and Comprehensive Income for the period ended:
June 30, 2014, as revised	F-79
September 30, 2014, as revised	F-85

2014 Statement of Cash Flows for the period ended:
March 31, 2014, as revised	F-74
June 30, 2014, as revised	F-80
September 30, 2014, as revised	F-86

2014 Statement of Changes in Stockholders’ Equity for the period ended:
March 31, 2014, as revised	F-76
June 30, 2014, as revised	F-82
September 30, 2014, as revised	F-88

2013 Balance Sheet as of:
March 31, 2013, as revised	F-89
June 30, 2013, as revised	F-94
September 30, 2013, as revised	F-100

2013 Statement of Income and Comprehensive Income for the three months ended:
March 31, 2013, as revised	F-90
June 30, 2013, as revised	F-95
September 30, 2013, as revised	F-101

2013 Statement of Income and Comprehensive Income for the period ended:
June 30, 2013, as revised	F-96
September 30, 2013, as revised	F-102

2013 Statement of Cash Flows for the period ended:
March 31, 2013, as revised	F-91
June 30, 2013, as revised	F-97
September 30, 2013, as revised	F-103

2013 Statement of Changes in Stockholders’ Equity for the period ended:
March 31, 2013, as revised	F-93
June 30, 2013, as revised	F-99
September 30, 2013, as revised	F-105

PHL VARIABLE INSURANCE COMPANY Notes to Financial Statements (continued)

18. Supplemental Unaudited Quarterly Financial Information (continued)

($ in millions, except share data)	Balance Sheet As of March 31, 2014
		Correction of errors
	As reported	UL unlock	Other adjustments	As revised
ASSETS:
Available-for-sale debt securities, at fair value	$3,589.1	$—	$(11.1)	$3,578.0
Available-for-sale equity securities, at fair value	—	—	11.6	11.6
Short-term investments	190.9	—	—	190.9
Limited partnerships and other investments	10.7	—	—	10.7
Policy loans, at unpaid principal balances	67.3	—	—	67.3
Derivative instruments	167.6	—	(10.9)	156.7
Fair value investments	48.2	—	—	48.2
Total investments	4,073.8	—	(10.4)	4,063.4
Cash and cash equivalents	140.9	—	—	140.9
Accrued investment income	32.0	—	—	32.0
Reinsurance recoverable	472.3	(4.8)	0.3	467.8
Deferred policy acquisition costs	446.2	3.0	5.6	454.8
Deferred income taxes, net	17.9	—	—	17.9
Receivable from related parties	5.6	—	7.6	13.2
Other assets	160.3	—	21.1	181.4
Separate account assets	1,979.3	—	—	1,979.3
Total assets	$7,328.3	$(1.8)	$24.2	$7,350.7

LIABILITIES:
Policy liabilities and accruals	$1,947.3	$(11.2)	$(10.0)	$1,926.1
Policyholder deposit funds	2,875.6	—	15.3	2,890.9
Indebtedness due to affiliate	30.0	—	—	30.0
Payable to related parties	3.2	—	7.6	10.8
Other liabilities	140.1	—	8.7	148.8
Separate account liabilities	1,979.3	—	—	1,979.3
Total liabilities	6,975.5	(11.2)	21.6	6,985.9

STOCKHOLDER’S EQUITY:
Common stock, $5,000 par value: 1,000 shares authorized; 500 shares issued	2.5	—	—	2.5
Additional paid-in capital	847.2	—	—	847.2
Accumulated other comprehensive income (loss)	(14.8)	0.4	0.3	(14.1)
Retained earnings (accumulated deficit)	(482.1)	9.0	2.3	(470.8)
Total stockholder’s equity	352.8	9.4	2.6	364.8
Total liabilities and stockholder’s equity	$7,328.3	$(1.8)	$24.2	$7,350.7

PHL VARIABLE INSURANCE COMPANY Notes to Financial Statements (continued)

18. Supplemental Unaudited Quarterly Financial Information (continued)

($ in millions)	Statement of Income and Comprehensive Income For the three months ended March 31, 2014
		Correction of errors
	As reported	UL unlock	Other adjustments	As revised
REVENUES:
Premiums	$2.8	$—	$—	$2.8
Insurance and investment product fees	88.8	—	0.2	89.0
Net investment income	40.0	—	—	40.0
Net realized investment gains (losses):
Total other-than-temporary impairment (“OTTI”) losses	—	—	—	—
Portion of OTTI losses recognized in other comprehensive income (“OCI”)	—	—	—	—
Net OTTI losses recognized in earnings	—	—	—	—
Net realized investment gains (losses), excluding OTTI losses	(33.9)	—	(1.2)	(35.1)
Net realized investment gains (losses)	(33.9)	—	(1.2)	(35.1)
Total revenues	97.7	—	(1.0)	96.7

BENEFITS AND EXPENSES:
Policy benefits	76.1	(0.2)	(3.8)	72.1
Policy acquisition cost amortization	16.3	0.1	0.3	16.7
Other operating expenses	24.0	—	(0.5)	23.5
Total benefits and expenses	116.4	(0.1)	(4.0)	112.3
Income (loss) before income taxes	(18.7)	0.1	3.0	(15.6)
Income tax expense (benefit)	(1.9)	—	1.5	(0.4)
Net income (loss)	$(16.8)	$0.1	$1.5	$(15.2)

COMPREHENSIVE INCOME (LOSS):
Net income (loss)	$(16.8)	$0.1	$1.5	$(15.2)
Other comprehensive income (loss) before income taxes:
Unrealized investment gains (losses), net of related offsets	11.1	0.3	1.6	13.0
Less: Income tax expense (benefit) related to:
Unrealized investment gains (losses), net of related offsets	14.0	—	0.4	14.4
Other comprehensive income (loss), net of income taxes	(2.9)	0.3	1.2	(1.4)
Comprehensive income (loss)	$(19.7)	$0.4	$2.7	$(16.6)

PHL VARIABLE INSURANCE COMPANY Notes to Financial Statements (continued)

18. Supplemental Unaudited Quarterly Financial Information (continued)

($ in millions)	Statement of Cash Flows For the period ended March 31, 2014
	As reported	Other adjustments	As revised
OPERATING ACTIVITIES:
Net income (loss)	$(16.8)	$1.6	$(15.2)
Net realized investment gains / losses	33.9	1.2	35.1
Policy acquisition costs deferred	(16.9)	—	(16.9)
Policy acquisition cost amortization	16.3	0.4	16.7
Interest credited	23.8	—	23.8
Equity in earnings of limited partnerships and other investments	(0.8)	—	(0.8)
Change in:
Accrued investment income	(5.9)	—	(5.9)
Deferred income taxes, net	(3.9)	(0.5)	(4.4)
Reinsurance recoverable	28.3	(1.8)	26.5
Policy liabilities and accruals	(78.3)	(2.4)	(80.7)
Due to/from related parties	(13.9)	—	(13.9)
Other operating activities, net [1]	16.2	1.5	17.7
Cash provided by (used for) operating activities	(18.0)	—	(18.0)

INVESTING ACTIVITIES:
Purchases of:
Available-for-sale debt securities	(151.4)	—	(151.4)
Available-for-sale equity securities	—	—	—
Short-term investments	(209.8)	—	(209.8)
Derivative instruments	(17.7)	—	(17.7)
Fair value investments	—	—	—
Sales, repayments and maturities of:
Available-for-sale debt securities	65.1	—	65.1
Available-for-sale equity securities	—	—	—
Short-term investments	99.9	—	99.9
Derivative instruments	30.1	—	30.1
Fair value investments	0.9	—	0.9
Contributions to limited partnerships and limited liability corporations	(0.5)	—	(0.5)
Distributions from limited partnerships and limited liability corporations	0.7	—	0.7
Policy loans, net	(0.7)	—	(0.7)
Other investing activities, net	(1.8)	—	(1.8)
Cash provided by (used for) investing activities	(185.2)	—	(185.2)

(Continued on next page)

PHL VARIABLE INSURANCE COMPANY Notes to Financial Statements (continued)

18. Supplemental Unaudited Quarterly Financial Information (continued)

(Continued from previous page) ($ in millions)	Statement of Cash Flows For the period ended March 31, 2014
	As reported	Other adjustments	As revised

FINANCING ACTIVITIES:
Policyholder deposits	230.4	—	230.4
Policyholder withdrawals	(164.4)	—	(164.4)
Net transfers (to) from separate accounts	97.1	—	97.1
Cash provided by (used for) financing activities	163.1	—	163.1
Change in cash and cash equivalents	(40.1)	—	(40.1)
Cash and cash equivalents, beginning of period	181.0	—	181.0
Cash and cash equivalents, end of period	$140.9	$—	$140.9

Supplemental Disclosure of Cash Flow Information
Income taxes (paid) refunded	$14.5	$—	$14.5

Non-Cash Transactions During the Period
Investment exchanges	$8.9	$—	$8.9
———————

[1]	Includes receivables which were previously disclosed as a separate line item.

PHL VARIABLE INSURANCE COMPANY Notes to Financial Statements (continued)

18. Supplemental Unaudited Quarterly Financial Information (continued)

($ in millions)	Statement of Changes in Stockholder's Equity For the period ended March 31, 2014
	As reported	Correction of errors	As revised
COMMON STOCK:
Balance, beginning of period	$2.5	$—	$2.5
Balance, end of period	$2.5	$—	$2.5

ADDITIONAL PAID-IN CAPITAL:
Balance, beginning of period	$847.2	$—	$847.2
Balance, end of period	$847.2	$—	$847.2

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS):
Balance, beginning of period	$(11.9)	$(0.8)	$(12.7)
Other comprehensive income (loss)	(2.9)	1.5	(1.4)
Balance, end of period	$(14.8)	$0.7	$(14.1)

ACCUMULATED DEFICIT:
Balance, beginning of period	$(465.3)	$9.7	$(455.6)
Net income (loss)	(16.8)	1.6	(15.2)
Balance, end of period	$(482.1)	$11.3	$(470.8)

TOTAL STOCKHOLDER’S EQUITY:
Balance, beginning of period	$372.5	$8.9	$381.4
Change in stockholder’s equity	(19.7)	3.1	(16.6)
Balance, end of period	$352.8	$12.0	$364.8

PHL VARIABLE INSURANCE COMPANY Notes to Financial Statements (continued)

18. Supplemental Unaudited Quarterly Financial Information (continued)

($ in millions, except share data)	Balance Sheet As of June 30, 2014
		Correction of errors
	As reported	UL unlock	Other adjustments	As revised
ASSETS:
Available-for-sale debt securities, at fair value	$3,840.9	$—	$(11.3)	$3,829.6
Available-for-sale equity securities, at fair value	—	—	11.9	11.9
Short-term investments	189.8	—	—	189.8
Limited partnerships and other investments	10.9	—	—	10.9
Policy loans, at unpaid principal balances	66.3	—	—	66.3
Derivative instruments	170.0	—	(10.7)	159.3
Fair value investments	47.6	—	—	47.6
Total investments	4,325.5	—	(10.1)	4,315.4
Cash and cash equivalents	154.9	—	—	154.9
Accrued investment income	29.5	—	—	29.5
Reinsurance recoverable	455.3	(4.8)	1.0	451.5
Deferred policy acquisition costs	435.6	3.2	2.7	441.5
Deferred income taxes, net	11.1	—	—	11.1
Receivable from related parties	6.3	—	7.3	13.6
Other assets	156.8	—	17.2	174.0
Separate account assets	1,951.0	—	—	1,951.0
Total assets	$7,526.0	$(1.6)	$18.1	$7,542.5

LIABILITIES:
Policy liabilities and accruals	$1,969.5	$(11.3)	$(0.6)	$1,957.6
Policyholder deposit funds	3,004.6	—	14.7	3,019.3
Indebtedness due to affiliate	30.0	—	—	30.0
Payable to related parties	8.0	—	7.3	15.3
Other liabilities	175.0	—	3.8	178.8
Separate account liabilities	1,951.0	—	—	1,951.0
Total liabilities	7,138.1	(11.3)	25.2	7,152.0

STOCKHOLDER’S EQUITY:
Common stock, $5,000 par value: 1,000 shares authorized; 500 shares issued	2.5	—	—	2.5
Additional paid-in capital	847.2	—	—	847.2
Accumulated other comprehensive income (loss)	17.5	0.1	(2.0)	15.6
Retained earnings (accumulated deficit)	(479.3)	9.6	(5.1)	(474.8)
Total stockholder’s equity	387.9	9.7	(7.1)	390.5
Total liabilities and stockholder’s equity	$7,526.0	$(1.6)	$18.1	$7,542.5

PHL VARIABLE INSURANCE COMPANY Notes to Financial Statements (continued)

18. Supplemental Unaudited Quarterly Financial Information (continued)

($ in millions)	Statement of Income and Comprehensive Income For the three months ended June 30, 2014
		Correction of errors
	As reported	UL unlock	Other adjustments	As revised
REVENUES:
Premiums	$4.7	$—	$—	$4.7
Insurance and investment product fees	88.3	—	—	88.3
Net investment income	42.0	—	—	42.0
Net realized investment gains (losses):
Total other-than-temporary impairment (“OTTI”) losses	—	—	—	—
Portion of OTTI losses recognized in other comprehensive income (“OCI”)	—	—	—	—
Net OTTI losses recognized in earnings	—	—	—	—
Net realized investment gains (losses), excluding OTTI losses	(2.1)	—	0.2	(1.9)
Net realized investment gains (losses)	(2.1)	—	0.2	(1.9)
Total revenues	132.9	—	0.2	133.1

BENEFITS AND EXPENSES:
Policy benefits	81.0	(0.4)	4.3	84.9
Policy acquisition cost amortization	16.4	(0.2)	4.0	20.2
Other operating expenses	26.8	—	(0.4)	26.4
Total benefits and expenses	124.2	(0.6)	7.9	131.5
Income (loss) before income taxes	8.7	0.6	(7.7)	1.6
Income tax expense (benefit)	5.9	—	(0.3)	5.6
Net income (loss)	$2.8	$0.6	$(7.4)	$(4.0)

COMPREHENSIVE INCOME (LOSS):
Net income (loss)	$2.8	$0.6	$(7.4)	$(4.0)
Other comprehensive income (loss) before income taxes:
Unrealized investment gains (losses), net of related offsets	38.7	(0.3)	(1.8)	36.6
Less: Income tax expense (benefit) related to:
Unrealized investment gains (losses), net of related offsets	6.4	—	0.5	6.9
Other comprehensive income (loss), net of income taxes	32.3	(0.3)	(2.3)	29.7
Comprehensive income (loss)	$35.1	$0.3	$(9.7)	$25.7

PHL VARIABLE INSURANCE COMPANY Notes to Financial Statements (continued)

18. Supplemental Unaudited Quarterly Financial Information (continued)

($ in millions)	Statement of Income and Comprehensive Income For the six months ended June 30, 2014
		Correction of errors
	As reported	UL unlock	Other adjustments	As revised
REVENUES:
Premiums	$7.5	$—	$—	$7.5
Insurance and investment product fees	177.1	—	0.2	177.3
Net investment income	82.0	—	—	82.0
Net realized investment gains (losses):
Total other-than-temporary impairment (“OTTI”) losses	—	—	—	—
Portion of OTTI losses recognized in other comprehensive income (“OCI”)	—	—	—	—
Net OTTI losses recognized in earnings	—	—	—	—
Net realized investment gains (losses), excluding OTTI losses	(36.0)	—	(1.0)	(37.0)
Net realized investment gains (losses)	(36.0)	—	(1.0)	(37.0)
Total revenues	230.6	—	(0.8)	229.8

BENEFITS AND EXPENSES:
Policy benefits	157.1	(0.6)	0.5	157.0
Policy acquisition cost amortization	32.7	(0.1)	4.3	36.9
Other operating expenses	50.8	—	(0.9)	49.9
Total benefits and expenses	240.6	(0.7)	3.9	243.8
Income (loss) before income taxes	(10.0)	0.7	(4.7)	(14.0)
Income tax expense (benefit)	4.0	—	1.2	5.2
Net income (loss)	$(14.0)	$0.7	$(5.9)	$(19.2)

COMPREHENSIVE INCOME (LOSS):
Net income (loss)	$(14.0)	$0.7	$(5.9)	$(19.2)
Other comprehensive income (loss) before income taxes:
Unrealized investment gains (losses), net of related offsets	49.8	—	(0.2)	49.6
Less: Income tax expense (benefit) related to:
Unrealized investment gains (losses), net of related offsets	20.4	—	0.9	21.3
Other comprehensive income (loss), net of income taxes	29.4	—	(1.1)	28.3
Comprehensive income (loss)	$15.4	$0.7	$(7.0)	$9.1

PHL VARIABLE INSURANCE COMPANY Notes to Financial Statements (continued)

18. Supplemental Unaudited Quarterly Financial Information (continued)

($ in millions)	Statement of Cash Flows For the period ended June 30, 2014
	As reported	Correction of errors	As revised
OPERATING ACTIVITIES:
Net income (loss)	$(14.0)	$(5.2)	$(19.2)
Net realized investment gains / losses	36.0	1.0	37.0
Policy acquisition costs deferred	(37.2)	(1.1)	(38.3)
Policy acquisition cost amortization	32.7	4.2	36.9
Interest credited	46.7	—	46.7
Equity in earnings of limited partnerships and other investments	(1.3)	—	(1.3)
Change in:
Accrued investment income	(6.1)	—	(6.1)
Deferred income taxes, net	(3.6)	(1.1)	(4.7)
Reinsurance recoverable	45.3	(2.5)	42.8
Policy liabilities and accruals	(138.4)	2.1	(136.3)
Due to/from related parties	(9.8)	—	(9.8)
Other operating activities, net [1]	21.7	2.6	24.3
Cash provided by (used for) operating activities	(28.0)	—	(28.0)

INVESTING ACTIVITIES:
Purchases of:
Available-for-sale debt securities	(375.6)	—	(375.6)
Available-for-sale equity securities	—	—	—
Short-term investments	(449.6)	—	(449.6)
Derivative instruments	(26.3)	—	(26.3)
Fair value investments	—	—	—
Sales, repayments and maturities of:
Available-for-sale debt securities	138.3	—	138.3
Available-for-sale equity securities	—	—	—
Short-term investments	340.8	—	340.8
Derivative instruments	42.3	—	42.3
Fair value investments	1.8	—	1.8
Contributions to limited partnerships and limited liability corporations	(7.1)	—	(7.1)
Distributions from limited partnerships and limited liability corporations	0.9	—	0.9
Policy loans, net	0.8	—	0.8
Other investing activities, net	(4.1)	—	(4.1)
Cash provided by (used for) investing activities	(337.8)	—	(337.8)

(Continued on next page)

PHL VARIABLE INSURANCE COMPANY Notes to Financial Statements (continued)

18. Supplemental Unaudited Quarterly Financial Information (continued)

(Continued from previous page) ($ in millions)	Statement of Cash Flows For the period ended June 30, 2014
	As reported	Other adjustments	As revised
FINANCING ACTIVITIES:
Policyholder deposits	483.3	—	483.3
Policyholder withdrawals	(324.2)	—	(324.2)
Net transfers (to) from separate accounts	180.6	—	180.6
Cash provided by (used for) financing activities	339.7	—	339.7
Change in cash and cash equivalents	(26.1)	—	(26.1)
Cash and cash equivalents, beginning of period	181.0	—	181.0
Cash and cash equivalents, end of period	$154.9	$—	$154.9

Supplemental Disclosure of Cash Flow Information
Income taxes (paid) refunded	$14.5	$—	$14.5

Non-Cash Transactions During the Period
Investment exchanges	$8.9	$—	$8.9
———————

[1]	Includes receivables which were previously disclosed as a separate line item.

PHL VARIABLE INSURANCE COMPANY Notes to Financial Statements (continued)

18. Supplemental Unaudited Quarterly Financial Information (continued)

($ in millions)	Statement of Changes in Stockholder's Equity For the period ended June 30, 2014
	As reported	Correction of errors	As revised
COMMON STOCK:
Balance, beginning of period	$2.5	$—	$2.5
Balance, end of period	$2.5	$—	$2.5

ADDITIONAL PAID-IN CAPITAL:
Balance, beginning of period	$847.2	$—	$847.2
Balance, end of period	$847.2	$—	$847.2

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS):
Balance, beginning of period	$(11.9)	$(0.8)	$(12.7)
Other comprehensive income (loss)	29.4	(1.1)	28.3
Balance, end of period	$17.5	$(1.9)	$15.6

ACCUMULATED DEFICIT:
Balance, beginning of period	$(465.3)	$9.7	$(455.6)
Net income (loss)	(14.0)	(5.2)	(19.2)
Balance, end of period	$(479.3)	$4.5	$(474.8)

TOTAL STOCKHOLDER’S EQUITY:
Balance, beginning of period	$372.5	$8.9	$381.4
Change in stockholder’s equity	15.4	(6.3)	9.1
Balance, end of period	$387.9	$2.6	$390.5

PHL VARIABLE INSURANCE COMPANY Notes to Financial Statements (continued)

18. Supplemental Unaudited Quarterly Financial Information (continued)

($ in millions, except share data)	Balance Sheet As of September 30, 2014
		Correction of errors
	As reported	UL unlock	Other adjustments	As revised
ASSETS:
Available-for-sale debt securities, at fair value	$4,076.2	$—	$(26.9)	$4,049.3
Available-for-sale equity securities, at fair value	—	—	27.7	27.7
Short-term investments	—	—	—	—
Limited partnerships and other investments	10.9	—	—	10.9
Policy loans, at unpaid principal balances	67.5	—	—	67.5
Derivative instruments	144.8	—	(9.9)	134.9
Fair value investments	47.1	—	—	47.1
Total investments	4,346.5	—	(9.1)	4,337.4
Cash and cash equivalents	206.1	—	—	206.1
Accrued investment income	34.7	—	—	34.7
Reinsurance recoverable	456.6	(4.8)	0.8	452.6
Deferred policy acquisition costs	445.0	2.9	3.6	451.5
Deferred income taxes, net	12.8	—	—	12.8
Receivable from related parties	2.0	—	4.4	6.4
Other assets	193.1	—	11.0	204.1
Separate account assets	1,816.3	—	—	1,816.3
Total assets	$7,513.1	$(1.9)	$10.7	$7,521.9

LIABILITIES:
Policy liabilities and accruals	$1,988.1	$(11.5)	$(1.8)	$1,974.8
Policyholder deposit funds	3,164.1	—	17.1	3,181.2
Indebtedness due to affiliate	30.0	—	—	30.0
Payable to related parties	11.3	—	—	11.3
Other liabilities	120.8	—	(0.9)	119.9
Separate account liabilities	1,816.3	—	—	1,816.3
Total liabilities	7,130.6	(11.5)	14.4	7,133.5

STOCKHOLDER’S EQUITY:
Common stock, $5,000 par value: 1,000 shares authorized; 500 shares issued	2.5	—	—	2.5
Additional paid-in capital	847.2	—	—	847.2
Accumulated other comprehensive income (loss)	8.8	0.1	(0.2)	8.7
Retained earnings (accumulated deficit)	(476.0)	9.5	(3.5)	(470.0)
Total stockholder’s equity	382.5	9.6	(3.7)	388.4
Total liabilities and stockholder’s equity	$7,513.1	$(1.9)	$10.7	$7,521.9

PHL VARIABLE INSURANCE COMPANY Notes to Financial Statements (continued)

18. Supplemental Unaudited Quarterly Financial Information (continued)

($ in millions)	Statement of Income and Comprehensive Income For the three months ended September 30, 2014
		Correction of errors
	As reported	UL unlock	Other adjustments	As revised
REVENUES:
Premiums	$3.0	$—	$—	$3.0
Insurance and investment product fees	88.6		0.1	88.7
Net investment income	44.1	—	—	44.1
Net realized investment gains (losses):
Total other-than-temporary impairment (“OTTI”) losses	(0.5)	—	—	(0.5)
Portion of OTTI losses recognized in other comprehensive income (“OCI”)	—	—	—	—
Net OTTI losses recognized in earnings	(0.5)	—	—	(0.5)
Net realized investment gains (losses), excluding OTTI losses	(2.7)	—	(2.6)	(5.3)
Net realized investment gains (losses)	(3.2)	—	(2.6)	(5.8)
Total revenues	132.5	—	(2.5)	130.0

BENEFITS AND EXPENSES:
Policy benefits	96.9	(0.3)	(1.0)	95.6
Policy acquisition cost amortization	19.7	0.3	—	20.0
Other operating expenses	28.1	—	(6.7)	21.4
Total benefits and expenses	144.7	—	(7.7)	137.0
Income (loss) before income taxes	(12.2)	—	5.2	(7.0)
Income tax expense (benefit)	(15.5)	—	3.7	(11.8)
Net income (loss)	$3.3	$—	$1.5	$4.8

COMPREHENSIVE INCOME (LOSS):
Net income (loss)	$3.3	$—	$1.5	$4.8
Other comprehensive income (loss) before income taxes:
Unrealized investment gains (losses), net of related offsets	(6.2)	(0.1)	0.2	(6.1)
Less: Income tax expense (benefit) related to:
Unrealized investment gains (losses), net of related offsets	2.5	—	(1.7)	0.8
Other comprehensive income (loss), net of income taxes	(8.7)	(0.1)	1.9	(6.9)
Comprehensive income (loss)	$(5.4)	$(0.1)	$3.4	$(2.1)

PHL VARIABLE INSURANCE COMPANY Notes to Financial Statements (continued)

18. Supplemental Unaudited Quarterly Financial Information (continued)

($ in millions)	Statement of Income and Comprehensive Income For the nine months ended September 30, 2014
		Correction of errors
	As reported	UL unlock	Other adjustments	As revised
REVENUES:
Premiums	$10.5	$—	$—	$10.5
Insurance and investment product fees	265.7	—	0.3	266.0
Net investment income	126.1	—	—	126.1
Net realized investment gains (losses):
Total other-than-temporary impairment (“OTTI”) losses	(0.5)	—	—	(0.5)
Portion of OTTI losses recognized in other comprehensive income (“OCI”)	—	—	—	—
Net OTTI losses recognized in earnings	(0.5)	—	—	(0.5)
Net realized investment gains (losses), excluding OTTI losses	(38.7)	—	(3.6)	(42.3)
Net realized investment gains (losses)	(39.2)	—	(3.6)	(42.8)
Total revenues	363.1	—	(3.3)	359.8

BENEFITS AND EXPENSES:
Policy benefits	254.0	(0.9)	(0.5)	252.6
Policy acquisition cost amortization	52.4	0.2	4.3	56.9
Other operating expenses	78.9	—	(7.6)	71.3
Total benefits and expenses	385.3	(0.7)	(3.8)	380.8
Income (loss) before income taxes	(22.2)	0.7	0.5	(21.0)
Income tax expense (benefit)	(11.5)	—	4.9	(6.6)
Net income (loss)	$(10.7)	$0.7	$(4.4)	$(14.4)

COMPREHENSIVE INCOME (LOSS):
Net income (loss)	$(10.7)	$0.7	$(4.4)	$(14.4)
Other comprehensive income (loss) before income taxes:
Unrealized investment gains (losses), net of related offsets	43.6	(0.1)	—	43.5
Less: Income tax expense (benefit) related to:
Unrealized investment gains (losses), net of related offsets	22.9	—	(0.8)	22.1
Other comprehensive income (loss), net of income taxes	20.7	(0.1)	0.8	21.4
Comprehensive income (loss)	$10.0	$0.6	$(3.6)	$7.0

PHL VARIABLE INSURANCE COMPANY Notes to Financial Statements (continued)

18. Supplemental Unaudited Quarterly Financial Information (continued)

($ in millions)	Statement of Cash Flows For the period ended September 30, 2014
	As reported	Correction of errors	As revised
OPERATING ACTIVITIES:
Net income (loss)	$(10.7)	$(3.7)	$(14.4)
Net realized investment gains / losses	39.2	3.6	42.8
Policy acquisition costs deferred	(61.2)	(2.1)	(63.3)
Policy acquisition cost amortization	52.4	4.5	56.9
Interest credited	78.2	—	78.2
Equity in earnings of limited partnerships and other investments	(1.9)	—	(1.9)
Change in:
Accrued investment income	(14.2)	—	(14.2)
Deferred income taxes, net	(7.8)	0.7	(7.1)
Reinsurance recoverable	44.0	(2.3)	41.7
Policy liabilities and accruals	(189.2)	0.6	(188.6)
Due to/from related parties	(2.2)	—	(2.2)
Other operating activities, net [1]	1.7	(1.3)	0.4
Cash provided by (used for) operating activities	(71.7)	—	(71.7)

INVESTING ACTIVITIES:
Purchases of:
Available-for-sale debt securities	(822.9)	17.2	(805.7)
Available-for-sale equity securities	—	(17.2)	(17.2)
Short-term investments	(624.3)	—	(624.3)
Derivative instruments	(44.6)	—	(44.6)
Fair value investments	—	—	—
Sales, repayments and maturities of:
Available-for-sale debt securities	284.4	(1.0)	283.4
Available-for-sale equity securities	—	1.0	1.0
Short-term investments	705.4	—	705.4
Derivative instruments	61.8	—	61.8
Fair value investments	2.5	—	2.5
Contributions to limited partnerships and limited liability corporations	(7.2)	—	(7.2)
Distributions from limited partnerships and limited liability corporations	1.5	—	1.5
Policy loans, net	0.3	—	0.3
Other investing activities, net	(4.1)	—	(4.1)
Cash provided by (used for) investing activities	(447.2)	—	(447.2)

(Continued on next page)

PHL VARIABLE INSURANCE COMPANY Notes to Financial Statements (continued)

18. Supplemental Unaudited Quarterly Financial Information (continued)

(Continued from previous page) ($ in millions)	Statement of Cash Flows For the period ended September 30, 2014
	As reported	Other adjustments	As revised
FINANCING ACTIVITIES:
Policyholder deposits	759.9	—	759.9
Policyholder withdrawals	(480.1)	—	(480.1)
Net transfers (to) from separate accounts	264.2	—	264.2
Cash provided by (used for) financing activities	544.0	—	544.0
Change in cash and cash equivalents	25.1	—	25.1
Cash and cash equivalents, beginning of period	181.0	—	181.0
Cash and cash equivalents, end of period	$206.1	$—	$206.1

Supplemental Disclosure of Cash Flow Information
Income taxes (paid) refunded	$1.8	$—	$1.8

Non-Cash Transactions During the Period
Investment exchanges	$8.9	$—	$8.9
———————

[1]	Includes receivables which were previously disclosed as a separate line item.

PHL VARIABLE INSURANCE COMPANY Notes to Financial Statements (continued)

18. Supplemental Unaudited Quarterly Financial Information (continued)

($ in millions)	Statement of Changes in Stockholder's Equity For the period ended September 30, 2014
	As reported	Correction of errors	As revised
COMMON STOCK:
Balance, beginning of period	$2.5	$—	$2.5
Balance, end of period	$2.5	$—	$2.5

ADDITIONAL PAID-IN CAPITAL:
Balance, beginning of period	$847.2	$—	$847.2
Balance, end of period	$847.2	$—	$847.2

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS):
Balance, beginning of period	$(11.9)	$(0.8)	$(12.7)
Other comprehensive income (loss)	20.7	0.7	21.4
Balance, end of period	$8.8	$(0.1)	$8.7

ACCUMULATED DEFICIT:
Balance, beginning of period	$(465.3)	$9.7	$(455.6)
Net income (loss)	(10.7)	(3.7)	(14.4)
Balance, end of period	$(476.0)	$6.0	$(470.0)

TOTAL STOCKHOLDER’S EQUITY:
Balance, beginning of period	$372.5	$8.9	$381.4
Change in stockholder’s equity	10.0	(3.0)	7.0
Balance, end of period	$382.5	$5.9	$388.4

PHL VARIABLE INSURANCE COMPANY Notes to Financial Statements (continued)

18. Supplemental Unaudited Quarterly Financial Information (continued)

($ in millions, except share data)	Balance Sheet As of March 31, 2013
		Correction of errors
	As reported	UL unlock	Other adjustments	As revised
ASSETS:
Available-for-sale debt securities, at fair value	$3,054.7	$—	$(4.8)	$3,049.9
Available-for-sale equity securities, at fair value	—	—	5.6	5.6
Short-term investments	224.9	—	—	224.9
Limited partnerships and other investments	5.7	—	—	5.7
Policy loans, at unpaid principal balances	61.5	—	—	61.5
Derivative instruments	186.6	—	(10.8)	175.8
Fair value investments	46.5	—	—	46.5
Total investments	3,579.9	—	(10.0)	3,569.9
Cash and cash equivalents	116.2	—	—	116.2
Accrued investment income	29.0	—	—	29.0
Reinsurance recoverable	444.1	—	0.6	444.7
Deferred policy acquisition costs	433.6	—	(3.0)	430.6
Deferred income taxes, net	13.4	—	—	13.4
Receivable from related parties	—	—	—	—
Other assets	172.0	—	11.7	183.7
Separate account assets	2,109.5	—	—	2,109.5
Total assets	$6,897.7	$—	$(0.7)	$6,897.0

LIABILITIES:
Policy liabilities and accruals	$1,930.8	$—	$(4.4)	$1,926.4
Policyholder deposit funds	2,468.1	—	6.1	2,474.2
Indebtedness due to affiliate	—	—	—	—
Payable to related parties	15.5	—	—	15.5
Other liabilities	115.1	—	0.8	115.9
Separate account liabilities	2,109.5	—	—	2,109.5
Total liabilities	6,639.0	—	2.5	6,641.5

STOCKHOLDER’S EQUITY:
Common stock, $5,000 par value: 1,000 shares authorized; 500 shares issued	2.5	—	—	2.5
Additional paid-in capital	802.2	—	—	802.2
Accumulated other comprehensive income (loss)	(4.6)	—	0.9	(3.7)
Retained earnings (accumulated deficit)	(541.4)	—	(4.1)	(545.5)
Total stockholder’s equity	258.7	—	(3.2)	255.5
Total liabilities and stockholder’s equity	$6,897.7	$—	$(0.7)	$6,897.0

PHL VARIABLE INSURANCE COMPANY Notes to Financial Statements (continued)

18. Supplemental Unaudited Quarterly Financial Information (continued)

($ in millions)	Statement of Income and Comprehensive Income For the three months ended March 31, 2013
		Correction of errors
	As reported	UL unlock	Other adjustments	As revised
REVENUES:
Premiums	$3.1	$—	$—	$3.1
Insurance and investment product fees	90.1	—	—	90.1
Net investment income	33.0	—	0.2	33.2
Net realized investment gains (losses):
Total other-than-temporary impairment (“OTTI”) losses	(0.3)	—	0.1	(0.2)
Portion of OTTI losses recognized in other comprehensive income (“OCI”)	(0.7)	—	—	(0.7)
Net OTTI losses recognized in earnings	(1.0)	—	0.1	(0.9)
Net realized investment gains (losses), excluding OTTI losses	(16.4)	—	0.9	(15.5)
Net realized investment gains (losses)	(17.4)	—	1.0	(16.4)
Total revenues	108.8	—	1.2	110.0

BENEFITS AND EXPENSES:
Policy benefits	88.5	—	2.2	90.7
Policy acquisition cost amortization	14.0	—	2.3	16.3
Other operating expenses	28.6	—	1.8	30.4
Total benefits and expenses	131.1	—	6.3	137.4
Income (loss) before income taxes	(22.3)	—	(5.1)	(27.4)
Income tax expense (benefit)	(1.9)	—	—	(1.9)
Net income (loss)	$(20.4)	$—	$(5.1)	$(25.5)

COMPREHENSIVE INCOME (LOSS):
Net income (loss)	$(20.4)	$—	$(5.1)	$(25.5)
Other comprehensive income (loss) before income taxes:
Unrealized investment gains (losses), net of related offsets	(13.3)	—	3.5	(9.8)
Less: Income tax expense (benefit) related to:
Unrealized investment gains (losses), net of related offsets	2.7	—	—	2.7
Other comprehensive income (loss), net of income taxes	(16.0)	—	3.5	(12.5)
Comprehensive income (loss)	$(36.4)	$—	$(1.6)	$(38.0)

PHL VARIABLE INSURANCE COMPANY Notes to Financial Statements (continued)

18. Supplemental Unaudited Quarterly Financial Information (continued)

($ in millions)	Statement of Cash Flows For the period ended March 31, 2013
	As reported	Correction of errors	As revised
OPERATING ACTIVITIES:
Net income (loss)	$(20.4)	$(5.1)	$(25.5)
Net realized investment gains / losses	17.4	(1.0)	16.4
Policy acquisition costs deferred	(17.2)	—	(17.2)
Policy acquisition cost amortization	14.0	2.3	16.3
Interest credited	18.4	—	18.4
Equity in earnings of limited partnerships and other investments	0.8	—	0.8
Change in:
Accrued investment income	(6.8)	(0.2)	(7.0)
Deferred income taxes, net	—	—	—
Reinsurance recoverable	(17.0)	22.0	5.0
Policy liabilities and accruals	(55.5)	(19.7)	(75.2)
Due to/from related parties	4.5	—	4.5
Other operating activities, net [1]	10.0	1.7	11.7
Cash provided by (used for) operating activities	(51.8)	—	(51.8)

INVESTING ACTIVITIES:
Purchases of:
Available-for-sale debt securities	(155.0)	2.0	(153.0)
Available-for-sale equity securities	—	(2.0)	(2.0)
Short-term investments	(224.8)	—	(224.8)
Derivative instruments	(35.1)	—	(35.1)
Fair value investments	(9.8)	—	(9.8)
Sales, repayments and maturities of:
Available-for-sale debt securities	73.4	—	73.4
Available-for-sale equity securities	—	—	—
Short-term investments	244.9	—	244.9
Derivative instruments	7.7	—	7.7
Fair value investments	1.7	—	1.7
Contributions to limited partnerships and limited liability corporations	(0.3)	—	(0.3)
Distributions from limited partnerships and limited liability corporations	—	—	—
Policy loans, net	0.2	—	0.2
Other investing activities, net	0.1	—	0.1
Cash provided by (used for) investing activities	(97.0)	—	(97.0)

(Continued on next page)

PHL VARIABLE INSURANCE COMPANY Notes to Financial Statements (continued)

18. Supplemental Unaudited Quarterly Financial Information (continued)

(Continued from previous page) ($ in millions)	Statement of Cash Flows For the period ended March 31, 2013
	As reported	Correction of errors	As revised
FINANCING ACTIVITIES:
Policyholder deposits	247.2	—	247.2
Policyholder withdrawals	(135.3)	—	(135.3)
Net transfers (to) from separate accounts	70.0	—	70.0
Cash provided by (used for) financing activities	181.9	—	181.9
Change in cash and cash equivalents	33.1	—	33.1
Cash and cash equivalents, beginning of period	83.1	—	83.1
Cash and cash equivalents, end of period	$116.2	$—	$116.2

Supplemental Disclosure of Cash Flow Information
Income taxes (paid) refunded	$3.7	$—	$3.7

Non-Cash Transactions During the Period
Investment exchanges	$19.0	$—	$19.0
———————

[1]	Includes receivables which were previously disclosed as a separate line item.

PHL VARIABLE INSURANCE COMPANY Notes to Financial Statements (continued)

18. Supplemental Unaudited Quarterly Financial Information (continued)

($ in millions)	Statement of Changes in Stockholder's Equity For the period ended March 31, 2013
	As reported	Correction of errors	As revised
COMMON STOCK:
Balance, beginning of period	$2.5	$—	$2.5
Balance, end of period	$2.5	$—	$2.5

ADDITIONAL PAID-IN CAPITAL:
Balance, beginning of period	$802.2	$—	$802.2
Balance, end of period	$802.2	$—	$802.2

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS):
Balance, beginning of period	$11.4	$(2.6)	$8.8
Other comprehensive income (loss)	(16.0)	3.5	(12.5)
Balance, end of period	$(4.6)	$0.9	$(3.7)

ACCUMULATED DEFICIT:
Balance, beginning of period	$(521.0)	$1.0	$(520.0)
Net income (loss)	(20.4)	(5.1)	(25.5)
Balance, end of period	$(541.4)	$(4.1)	$(545.5)

TOTAL STOCKHOLDER’S EQUITY:
Balance, beginning of period	$295.1	$(1.6)	$293.5
Change in stockholder’s equity	(36.4)	(1.6)	(38.0)
Balance, end of period	$258.7	$(3.2)	$255.5

PHL VARIABLE INSURANCE COMPANY Notes to Financial Statements (continued)

18. Supplemental Unaudited Quarterly Financial Information (continued)

($ in millions, except share data)	Balance Sheet As of June 30, 2013
		Correction of errors
	As reported	UL unlock	Other adjustments	As revised
ASSETS:
Available-for-sale debt securities, at fair value	$3,162.2	$—	$(7.4)	$3,154.8
Available-for-sale equity securities, at fair value	—	—	7.8	7.8
Short-term investments	165.0	—	—	165.0
Limited partnerships and other investments	7.2	—	—	7.2
Policy loans, at unpaid principal balances	62.8	—	—	62.8
Derivative instruments	199.3	—	(15.7)	183.6
Fair value investments	48.8	—	—	48.8
Total investments	3,645.3	—	(15.3)	3,630.0
Cash and cash equivalents	123.9	—	—	123.9
Accrued investment income	25.7	—	—	25.7
Reinsurance recoverable	455.5	—	0.6	456.1
Deferred policy acquisition costs	463.1	—	(1.2)	461.9
Deferred income taxes, net	25.5	—	—	25.5
Receivable from related parties	6.0	—	—	6.0
Other assets	191.0	—	15.3	206.3
Separate account assets	2,021.3	—	—	2,021.3
Total assets	$6,957.3	$—	$(0.6)	$6,956.7

LIABILITIES:
Policy liabilities and accruals	$1,926.5	$—	$(2.8)	$1,923.7
Policyholder deposit funds	2,566.5	—	8.1	2,574.6
Indebtedness due to affiliate	—	—	—	—
Payable to related parties	18.3	—	—	18.3
Other liabilities	161.4	—	—	161.4
Separate account liabilities	2,021.3	—	—	2,021.3
Total liabilities	6,694.0	—	5.3	6,699.3

STOCKHOLDER’S EQUITY:
Common stock, $5,000 par value: 1,000 shares authorized; 500 shares issued	2.5	—	—	2.5
Additional paid-in capital	802.2	—	—	802.2
Accumulated other comprehensive income (loss)	(4.6)	—	(1.7)	(6.3)
Retained earnings (accumulated deficit)	(536.8)	—	(4.2)	(541.0)
Total stockholder’s equity	263.3	—	(5.9)	257.4
Total liabilities and stockholder’s equity	$6,957.3	$—	$(0.6)	$6,956.7

PHL VARIABLE INSURANCE COMPANY Notes to Financial Statements (continued)

18. Supplemental Unaudited Quarterly Financial Information (continued)

($ in millions)	Statement of Income and Comprehensive Income For the three months ended June 30, 2013
		Correction of errors
	As reported	UL unlock	Other adjustments	As revised
REVENUES:
Premiums	$5.1	$—	$—	$5.1
Insurance and investment product fees	87.2	—	—	87.2
Net investment income	34.1	—	(0.1)	34.0
Net realized investment gains (losses):
Total other-than-temporary impairment (“OTTI”) losses	—	—	—	—
Portion of OTTI losses recognized in other comprehensive income (“OCI”)	(0.2)	—	—	(0.2)
Net OTTI losses recognized in earnings	(0.2)	—	—	(0.2)
Net realized investment gains (losses), excluding OTTI losses	10.9	—	(2.1)	8.8
Net realized investment gains (losses)	10.7	—	(2.1)	8.6
Total revenues	137.1	—	(2.2)	134.9

BENEFITS AND EXPENSES:
Policy benefits	91.4	—	(1.4)	90.0
Policy acquisition cost amortization	26.6	—	(0.6)	26.0
Other operating expenses	31.4	—	(0.1)	31.3
Total benefits and expenses	149.4	—	(2.1)	147.3
Income (loss) before income taxes	(12.3)	—	(0.1)	(12.4)
Income tax expense (benefit)	(16.9)	—	—	(16.9)
Net income (loss)	$4.6	$—	$(0.1)	$4.5

COMPREHENSIVE INCOME (LOSS):
Net income (loss)	$4.6	$—	$(0.1)	$4.5
Other comprehensive income (loss) before income taxes:
Unrealized investment gains (losses), net of related offsets	(12.1)	—	(2.5)	(14.6)
Less: Income tax expense (benefit) related to:
Unrealized investment gains (losses), net of related offsets	(12.1)	—	0.1	(12.0)
Other comprehensive income (loss), net of income taxes	—	—	(2.6)	(2.6)
Comprehensive income (loss)	$4.6	$—	$(2.7)	$1.9

PHL VARIABLE INSURANCE COMPANY Notes to Financial Statements (continued)

18. Supplemental Unaudited Quarterly Financial Information (continued)

($ in millions)	Statement of Income and Comprehensive Income For the six months ended June 30, 2013
		Correction of errors
	As reported	UL unlock	Other adjustments	As revised
REVENUES:
Premiums	$8.2	$—	$—	$8.2
Insurance and investment product fees	177.3	—	—	177.3
Net investment income	67.1	—	0.1	67.2
Net realized investment gains (losses):
Total other-than-temporary impairment (“OTTI”) losses	(0.3)	—	0.1	(0.2)
Portion of OTTI losses recognized in other comprehensive income (“OCI”)	(0.9)	—	—	(0.9)
Net OTTI losses recognized in earnings	(1.2)	—	0.1	(1.1)
Net realized investment gains (losses), excluding OTTI losses	(5.5)	—	(1.2)	(6.7)
Net realized investment gains (losses)	(6.7)	—	(1.1)	(7.8)
Total revenues	245.9	—	(1.0)	244.9

BENEFITS AND EXPENSES:
Policy benefits	179.9	—	0.8	180.7
Policy acquisition cost amortization	40.6	—	1.7	42.3
Other operating expenses	60.0	—	1.7	61.7
Total benefits and expenses	280.5	—	4.2	284.7
Income (loss) before income taxes	(34.6)	—	(5.2)	(39.8)
Income tax expense (benefit)	(18.8)	—	—	(18.8)
Net income (loss)	$(15.8)	$—	$(5.2)	$(21.0)

COMPREHENSIVE INCOME (LOSS):
Net income (loss)	$(15.8)	$—	$(5.2)	$(21.0)
Other comprehensive income (loss) before income taxes:
Unrealized investment gains (losses), net of related offsets	(25.4)	—	1.0	(24.4)
Less: Income tax expense (benefit) related to:
Unrealized investment gains (losses), net of related offsets	(9.4)	—	0.1	(9.3)
Other comprehensive income (loss), net of income taxes	(16.0)	—	0.9	(15.1)
Comprehensive income (loss)	$(31.8)	$—	$(4.3)	$(36.1)

PHL VARIABLE INSURANCE COMPANY Notes to Financial Statements (continued)

18. Supplemental Unaudited Quarterly Financial Information (continued)

($ in millions)	Statement of Cash Flows For the period ended June 30, 2013
	As reported	Correction of errors	As revised
OPERATING ACTIVITIES:
Net income (loss)	$(15.8)	$(5.2)	$(21.0)
Net realized investment gains / losses	6.7	1.1	7.8
Policy acquisition costs deferred	(33.5)	—	(33.5)
Policy acquisition cost amortization	40.6	1.7	42.3
Interest credited	40.1	—	40.1
Equity in earnings of limited partnerships and other investments	(0.1)	—	(0.1)
Change in:
Accrued investment income	(3.7)	(0.2)	(3.9)
Deferred income taxes, net	—	—	—
Reinsurance recoverable	(28.4)	22.1	(6.3)
Policy liabilities and accruals	(59.5)	(21.2)	(80.7)
Due to/from related parties	1.3	—	1.3
Other operating activities, net [1]	3.2	1.7	4.9
Cash provided by (used for) operating activities	(49.1)	—	(49.1)

INVESTING ACTIVITIES:
Purchases of:
Available-for-sale debt securities	(429.8)	4.4	(425.4)
Available-for-sale equity securities	—	(4.4)	(4.4)
Short-term investments	(224.8)	—	(224.8)
Derivative instruments	(50.1)	—	(50.1)
Fair value investments	(14.6)	—	(14.6)
Sales, repayments and maturities of:
Available-for-sale debt securities	151.3	—	151.3
Available-for-sale equity securities	—	—	—
Short-term investments	304.8	—	304.8
Derivative instruments	15.8	—	15.8
Fair value investments	3.7	—	3.7
Contributions to limited partnerships and limited liability corporations	(0.4)	—	(0.4)
Distributions from limited partnerships and limited liability corporations	0.1	—	0.1
Policy loans, net	(0.6)	—	(0.6)
Other investing activities, net	0.1	—	0.1
Cash provided by (used for) investing activities	(244.5)	—	(244.5)

(Continued on next page)

PHL VARIABLE INSURANCE COMPANY Notes to Financial Statements (continued)

18. Supplemental Unaudited Quarterly Financial Information (continued)

(Continued from previous page) ($ in millions)	Statement of Cash Flows For the period ended June 30, 2013
	As reported	Correction of errors	As revised
FINANCING ACTIVITIES:
Policyholder deposits	469.9	—	469.9
Policyholder withdrawals	(280.0)	—	(280.0)
Net transfers (to) from separate accounts	144.5	—	144.5
Cash provided by (used for) financing activities	334.4	—	334.4
Change in cash and cash equivalents	40.8	—	40.8
Cash and cash equivalents, beginning of period	83.1	—	83.1
Cash and cash equivalents, end of period	$123.9	$—	$123.9

Supplemental Disclosure of Cash Flow Information
Income taxes (paid) refunded	$9.0	$—	$9.0

Non-Cash Transactions During the Period
Investment exchanges	$29.6	$—	$29.6
———————

[1]	Includes receivables which were previously disclosed as a separate line item.

PHL VARIABLE INSURANCE COMPANY Notes to Financial Statements (continued)

18. Supplemental Unaudited Quarterly Financial Information (continued)

($ in millions)	Statement of Changes in Stockholder's Equity For the period ended June 30, 2013
	As reported	Correction of errors	As revised
COMMON STOCK:
Balance, beginning of period	$2.5	$—	$2.5
Balance, end of period	$2.5	$—	$2.5

ADDITIONAL PAID-IN CAPITAL:
Balance, beginning of period	$802.2	$—	$802.2
Balance, end of period	$802.2	$—	$802.2

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS):
Balance, beginning of period	$11.4	$(2.6)	$8.8
Other comprehensive income (loss)	(16.0)	0.9	(15.1)
Balance, end of period	$(4.6)	$(1.7)	$(6.3)

ACCUMULATED DEFICIT:
Balance, beginning of period	$(521.0)	$1.0	$(520.0)
Net income (loss)	(15.8)	(5.2)	(21.0)
Balance, end of period	$(536.8)	$(4.2)	$(541.0)

TOTAL STOCKHOLDER’S EQUITY:
Balance, beginning of period	$295.1	$(1.6)	$293.5
Change in stockholder’s equity	(31.8)	(4.3)	(36.1)
Balance, end of period	$263.3	$(5.9)	$257.4

PHL VARIABLE INSURANCE COMPANY Notes to Financial Statements (continued)

18. Supplemental Unaudited Quarterly Financial Information (continued)

($ in millions, except share data)	Balance Sheet As of September 30, 2013
		Correction of errors
	As reported	UL unlock	Other adjustments	As revised
ASSETS:
Available-for-sale debt securities, at fair value	$3,252.1	$—	$(6.3)	$3,245.8
Available-for-sale equity securities, at fair value	—	—	7.3	7.3
Short-term investments	55.0	—	—	55.0
Limited partnerships and other investments	10.3	—	—	10.3
Policy loans, at unpaid principal balances	65.6	—	—	65.6
Derivative instruments	190.7	—	(15.3)	175.4
Fair value investments	53.1	—	—	53.1
Total investments	3,626.8	—	(14.3)	3,612.5
Cash and cash equivalents	218.1	—	—	218.1
Accrued investment income	29.7	—	—	29.7
Reinsurance recoverable	484.8	—	0.5	485.3
Deferred policy acquisition costs	458.5	—	(0.2)	458.3
Deferred income taxes, net	25.8	—	(0.1)	25.7
Receivable from related parties	2.0	—	0.1	2.1
Other assets	204.7	—	17.4	222.1
Separate account assets	2,049.5	—	—	2,049.5
Total assets	$7,099.9	$—	$3.4	$7,103.3

LIABILITIES:
Policy liabilities and accruals	$1,974.9	$—	$(4.0)	$1,970.9
Policyholder deposit funds	2,660.9	—	10.4	2,671.3
Indebtedness due to affiliate	—	—	—	—
Payable to related parties	12.6	—	0.2	12.8
Other liabilities	143.7	—	1.1	144.8
Separate account liabilities	2,049.5	—	—	2,049.5
Total liabilities	6,841.6	—	7.7	6,849.3

STOCKHOLDER’S EQUITY:
Common stock, $5,000 par value: 1,000 shares authorized; 500 shares issued	2.5	—	—	2.5
Additional paid-in capital	802.2	—	—	802.2
Accumulated other comprehensive income (loss)	5.6	—	(1.1)	4.5
Retained earnings (accumulated deficit)	(552.0)	—	(3.2)	(555.2)
Total stockholder’s equity	258.3	—	(4.3)	254.0
Total liabilities and stockholder’s equity	$7,099.9	$—	$3.4	$7,103.3

PHL VARIABLE INSURANCE COMPANY Notes to Financial Statements (continued)

18. Supplemental Unaudited Quarterly Financial Information (continued)

($ in millions)	Statement of Income and Comprehensive Income For the three months ended September 30, 2013
		Correction of errors
	As reported	UL unlock	Other adjustments	As revised
REVENUES:
Premiums	$3.1	$—	$—	$3.1
Insurance and investment product fees	94.0	—	—	94.0
Net investment income	36.3	—	—	36.3
Net realized investment gains (losses):
Total other-than-temporary impairment (“OTTI”) losses	(0.2)	—	—	(0.2)
Portion of OTTI losses recognized in other comprehensive income (“OCI”)	—	—	—	—
Net OTTI losses recognized in earnings	(0.2)	—	—	(0.2)
Net realized investment gains (losses), excluding OTTI losses	(2.6)	—	(2.6)	(5.2)
Net realized investment gains (losses)	(2.8)	—	(2.6)	(5.4)
Total revenues	130.6	—	(2.6)	128.0

BENEFITS AND EXPENSES:
Policy benefits	91.8	—	(1.3)	90.5
Policy acquisition cost amortization	22.2	—	(0.7)	21.5
Other operating expenses	29.2	—	(0.2)	29.0
Total benefits and expenses	143.2	—	(2.2)	141.0
Income (loss) before income taxes	(12.6)	—	(0.4)	(13.0)
Income tax expense (benefit)	2.6	—	(1.4)	1.2
Net income (loss)	$(15.2)	$—	$1.0	$(14.2)

COMPREHENSIVE INCOME (LOSS):
Net income (loss)	$(15.2)	$—	$1.0	$(14.2)
Other comprehensive income (loss) before income taxes:
Unrealized investment gains (losses), net of related offsets	9.9		0.7	10.6
Less: Income tax expense (benefit) related to:
Unrealized investment gains (losses), net of related offsets	(0.3)		0.1	(0.2)
Other comprehensive income (loss), net of income taxes	10.2	—	0.6	10.8
Comprehensive income (loss)	$(5.0)	$—	$1.6	$(3.4)

PHL VARIABLE INSURANCE COMPANY Notes to Financial Statements (continued)

18. Supplemental Unaudited Quarterly Financial Information (continued)

($ in millions)	Statement of Income and Comprehensive Income For the nine months ended September 30, 2013
		Correction of errors
	As reported	UL unlock	Other adjustments	As revised
REVENUES:
Premiums	$11.3	$—	$—	$11.3
Insurance and investment product fees	271.3	—	—	271.3
Net investment income	103.4	—	0.1	103.5
Net realized investment gains (losses):
Total other-than-temporary impairment (“OTTI”) losses	(0.5)	—	0.1	(0.4)
Portion of OTTI losses recognized in other comprehensive income (“OCI”)	(0.9)	—	—	(0.9)
Net OTTI losses recognized in earnings	(1.4)	—	0.1	(1.3)
Net realized investment gains (losses), excluding OTTI losses	(8.1)	—	(3.8)	(11.9)
Net realized investment gains (losses)	(9.5)	—	(3.7)	(13.2)
Total revenues	376.5	—	(3.6)	372.9

BENEFITS AND EXPENSES:
Policy benefits	271.7	—	(0.5)	271.2
Policy acquisition cost amortization	62.8	—	1.0	63.8
Other operating expenses	89.2	—	1.5	90.7
Total benefits and expenses	423.7	—	2.0	425.7
Income (loss) before income taxes	(47.2)	—	(5.6)	(52.8)
Income tax expense (benefit)	(16.2)	—	(1.4)	(17.6)
Net income (loss)	$(31.0)	$—	$(4.2)	$(35.2)

COMPREHENSIVE INCOME (LOSS):
Net income (loss)	$(31.0)	$—	$(4.2)	$(35.2)
Other comprehensive income (loss) before income taxes:
Unrealized investment gains (losses), net of related offsets	(15.5)	—	1.7	(13.8)
Less: Income tax expense (benefit) related to:
Unrealized investment gains (losses), net of related offsets	(9.7)	—	0.2	(9.5)
Other comprehensive income (loss), net of income taxes	(5.8)	—	1.5	(4.3)
Comprehensive income (loss)	$(36.8)	$—	$(2.7)	$(39.5)

PHL VARIABLE INSURANCE COMPANY Notes to Financial Statements (continued)

18. Supplemental Unaudited Quarterly Financial Information (continued)

($ in millions)	Statement of Cash Flows For the period ended September 30, 2013
	As reported	Correction of errors	As revised
OPERATING ACTIVITIES:
Net income (loss)	$(31.0)	$(4.2)	$(35.2)
Net realized investment gains / losses	9.5	3.7	13.2
Policy acquisition costs deferred	(49.6)	—	(49.6)
Policy acquisition cost amortization	62.8	1.0	63.8
Interest credited	64.0	—	64.0
Equity in earnings of limited partnerships and other investments	(0.3)	—	(0.3)
Change in:
Accrued investment income	(8.5)	(0.2)	(8.7)
Deferred income taxes, net	—	—	—
Reinsurance recoverable	(57.7)	22.2	(35.5)
Policy liabilities and accruals	(70.7)	(22.7)	(93.4)
Due to/from related parties	(0.4)	—	(0.4)
Other operating activities, net [1]	9.3	0.2	9.5
Cash provided by (used for) operating activities	(72.6)	—	(72.6)

INVESTING ACTIVITIES:
Purchases of:
Available-for-sale debt securities	(672.3)	4.4	(667.9)
Available-for-sale equity securities	—	(4.4)	(4.4)
Short-term investments	(224.8)	—	(224.8)
Derivative instruments	(62.7)	—	(62.7)
Fair value investments	(21.1)	—	(21.1)
Sales, repayments and maturities of:
Available-for-sale debt securities	261.2	—	261.2
Available-for-sale equity securities	—	—	—
Short-term investments	414.8	—	414.8
Derivative instruments	27.4	—	27.4
Fair value investments	5.7	—	5.7
Contributions to limited partnerships and limited liability corporations	(3.5)	—	(3.5)
Distributions from limited partnerships and limited liability corporations	0.4	—	0.4
Policy loans, net	(2.7)	—	(2.7)
Other investing activities, net	0.1	—	0.1
Cash provided by (used for) investing activities	(277.5)	—	(277.5)

(Continued on next page)

PHL VARIABLE INSURANCE COMPANY Notes to Financial Statements (continued)

18. Supplemental Unaudited Quarterly Financial Information (continued)

(Continued from previous page) ($ in millions)	Statement of Cash Flows For the period ended September 30, 2013
	As reported	Correction of errors	As revised
FINANCING ACTIVITIES:
Policyholder deposits	690.7	—	690.7
Policyholder withdrawals	(434.6)	—	(434.6)
Net transfers (to) from separate accounts	229.0	—	229.0
Cash provided by (used for) financing activities	485.1	—	485.1
Change in cash and cash equivalents	135.0	—	135.0
Cash and cash equivalents, beginning of period	83.1	—	83.1
Cash and cash equivalents, end of period	$218.1	$—	$218.1

Supplemental Disclosure of Cash Flow Information
Income taxes (paid) refunded	$25.5	$—	$25.5

Non-Cash Transactions During the Period
Investment exchanges	$30.5	$—	$30.5
———————

[1]	Includes receivables which were previously disclosed as a separate line item.

PHL VARIABLE INSURANCE COMPANY Notes to Financial Statements (continued)

18. Supplemental Unaudited Quarterly Financial Information (continued)

($ in millions)	Statement of Changes in Stockholder's Equity For the period ended September 30, 2013
	As reported	Correction of errors	As revised
COMMON STOCK:
Balance, beginning of period	$2.5	$—	$2.5
Balance, end of period	$2.5	$—	$2.5

ADDITIONAL PAID-IN CAPITAL:
Balance, beginning of period	$802.2	$—	$802.2
Balance, end of period	$802.2	$—	$802.2

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS):
Balance, beginning of period	$11.4	$(2.6)	$8.8
Other comprehensive income (loss)	(5.8)	1.5	(4.3)
Balance, end of period	$5.6	$(1.1)	$4.5

ACCUMULATED DEFICIT:
Balance, beginning of period	$(521.0)	$1.0	$(520.0)
Net income (loss)	(31.0)	(4.2)	(35.2)
Balance, end of period	$(552.0)	$(3.2)	$(555.2)

TOTAL STOCKHOLDER’S EQUITY:
Balance, beginning of period	$295.1	$(1.6)	$293.5
Change in stockholder’s equity	(36.8)	(2.7)	(39.5)
Balance, end of period	$258.3	$(4.3)	$254.0

19.	Subsequent Events

Late Filings

On February 6, 2015, we filed a Notification of Late Filing on Form 12b-25 with the SEC disclosing that our inability to file the 2014 Form 10-K on or before the prescribed due date and our expectation that it will be filed within the extension period afforded under Rule 12b-25 of the Securities Exchange Act of 1934, as amended, on or before April 15, 2015.

Restatement

Phoenix filed a Current Report on Form 8-K with the SEC on February 6, 2015 disclosing that Phoenix’s Audit Committee concluded that Phoenix’s previously issued audited consolidated financial statements for the year ended December 31, 2013 and unaudited interim consolidated financial statements for the three months ended December 31, 2013 included in Phoenix’s Annual Report on Form 10-K for the year ended December 31, 2013 and Phoenix’s previously issued unaudited interim consolidated financial statements for the three months ended June 30, 2014 included in Phoenix’s Quarterly Report on Form 10-Q for the period ended June 30, 2014 filed with the SEC should no longer be relied upon and should be restated because of certain material errors identified in such financial statements. In addition, as required by applicable accounting standards, Phoenix will adjust the financial statements for all known errors, some of which were already recorded and disclosed in prior SEC reports as out-of-period adjustments. Phoenix filed its Annual Report on Form 10-K for the year ended December 31, 2014 containing the restated information on March 31, 2015.

PHL VARIABLE INSURANCE COMPANY Notes to Financial Statements (continued)

20.	Subsequent Events (Unaudited)

Cost of Insurance Cases Settlement

The Company and Phoenix Life (together, the “Life Companies”) reached an agreement as of April 30, 2015, memorialized in a formal settlement agreement executed on May 29, 2015, with SPRR, LLC (the “SPRR Litigation”), Martin Fleisher, as trustee of the Michael Moss Irrevocable Life Insurance Trust II, and Jonathan Berck, as trustee of the John L. Loeb, Jr. Insurance Trust (the “Fleisher Litigation”) (collectively, the SPRR Litigation and the Fleisher Litigation plaintiffs referred to as the “Plaintiffs”), to resolve the Fleisher Litigation and SPRR Litigation, both class actions (the “Settlement”). A motion for preliminary approval of the Settlement was filed with the United States District Court for the Southern District of New York on May 29, 2015. On June 3, 2015, the court granted preliminary approval of the Settlement, ordered notice be given to class members, and set a hearing on September 9, 2015 to address, among other things, final approval of the Settlement. The proposed settlement class consists of all policyholders that were subject to the 2010 or 2011 COI rate adjustments (collectively, the “Settlement Class”), including the policies within the above-named COI cases, and will be structured to allow members of the Settlement Class to opt out of the settlement. The Life Companies will establish a Settlement fund, which may be reduced proportionally for any opt-outs, and will pay a class counsel fee if the Settlement is approved. The Life Companies will be released by all participating members of the Settlement Class, and the COI rate adjustment for policies participating in the Settlement Class will remain in effect. The Life Companies agreed to pay a total of $48.5 million, as reduced for any opt-outs, in connection with the Settlement. The Life Companies agreed not to impose additional increases to COI rates on policies participating in the Settlement Class through the end of 2020, and not to challenge the validity of policies participating in the Settlement Class for lack of insurable interest or misrepresentations in the policy applications. The Settlement is subject to certain conditions and final court approval and is intended to resolve all pending COI cases, other than for policyholders who opt out of the Settlement. In connection with the Settlement, the Company incurred a charge of $36.4 million in the first quarter of 2015. Under the Settlement, policyholders who are class members, including those which have filed individual actions relating to COI rate adjustments, may opt out of the Settlement and separately litigate their claims. The Life Companies are currently unable to estimate the extent to which policyholders may opt out of the Settlement or the damages which they may or may not collect in litigation against the Life Companies. There can be no assurance that the ultimate cost to the Company will not be higher or lower than $36.4 million, depending on, among other things, the results of any opt-outs and the resultant litigation and/or negotiation.

The Life Companies have reached an agreement in principle to settle a COI case, the Tiger Capital Litigation (Tiger Capital LLC (C.A. No. 1:12-cv-02939-CM-JCF; U.S. Dist. Ct; S.D.N.Y.)) on a basis that, if finalized, will not have a material impact on the Company’s financial statements. On June 3, 2015, the parties to the Tiger Capital Litigation advised the court of a settlement in principle that included Tiger Capital, LLC’s participation in the class Settlement described above, and requested the court to vacate the scheduled trial date and permit the parties 30 days to finalize their settlement and move to dismiss the case. On June 4, 2015, the court granted this request.

The U.S. Bank N.Y. Litigations have been rescheduled for trial commencing on September 21, 2015.

Phoenix Life
Insurance Company
(a wholly owned subsidiary of The Phoenix Companies, Inc.)
Consolidated Balance Sheets as of December 31, 2014 and 2013 and
Consolidated Statements of Income and Comprehensive Income,
Cash Flows and Changes in Stockholder’s Equity for the years ended
December 31, 2014, 2013 and 2012

Page

Independent Auditor’s Report	F-3

Consolidated Balance Sheets as of December 31, 2014 and December 31, 2013	F-4

Consolidated Statements of Income and Comprehensive Income for the years ended December 31, 2014, 2013 and 2012	F-5

Consolidated Statements of Cash Flows for the years ended December 31, 2014, 2013 and 2012	F-6 - F-7

Consolidated Statements of Changes in Stockholder’s Equity for the years ended December 31, 2014, 2013 and 2012	F-8

Notes to Consolidated Financial Statements	F-9 - F-83

F-2

Independent Auditor’s Report

To the Board of Directors and Stockholder of
Phoenix Life Insurance Company:

We have audited the accompanying consolidated financial statements of Phoenix Life Insurance Company and its subsidiaries (collectively, “the Company”), which comprise the consolidated balance sheets as of December 31, 2014 and 2013, and the related consolidated statements of income and comprehensive income, of stockholder’s equity and of cash flows for each of the three years in the period ended December 31, 2014.

Management’s Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of the Company at December 31, 2014 and 2013, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2014 in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

As discussed in Note 2 to the consolidated financial statements, the Company has restated its 2013 consolidated financial statements to correct errors.

As discussed in Note 19 to the consolidated financial statements, the Company has significant transactions with its affiliates.

/s/ PricewaterhouseCoopers LLP

Hartford, Connecticut
May 13, 2015

F-3

Phoenix Life Insurance Company
Consolidated Balance Sheets

	As of December 31,
($ in millions, except share data)	2014	2013
		As restated
ASSETS:
Available-for-sale debt securities, at fair value (amortized cost of $11,984.7 and $11,343.1)	$12,689.9	$11,734.8
Available-for-sale equity securities, at fair value (cost of $156.0 and $119.3)	179.5	138.0
Short-term investments	99.8	241.7
Limited partnerships and other investments	539.6	558.1
Policy loans, at unpaid principal balances	2,352.1	2,350.3
Derivative instruments	161.3	228.8
Fair value investments	211.9	192.0
Total investments	16,234.1	15,443.7
Cash and cash equivalents	428.7	455.6
Accrued investment income	176.9	170.7
Reinsurance recoverable	559.1	598.1
Deferred policy acquisition costs	881.0	972.9
Deferred income taxes, net	34.3	69.9
Other assets	312.8	332.1
Discontinued operations assets	45.2	48.9
Separate account assets	3,020.7	3,402.3
Total assets	$21,692.8	$21,494.2

LIABILITIES:
Policy liabilities and accruals	$12,417.7	$12,416.7
Policyholder deposit funds	3,955.0	3,442.6
Dividend obligations	916.9	705.7
Indebtedness	156.2	156.2
Pension and post-employment liabilities	81.2	94.7
Other liabilities	302.0	286.2
Discontinued operations liabilities	40.5	43.5
Separate account liabilities	3,020.7	3,402.3
Total liabilities	20,890.2	20,547.9

COMMITMENTS AND CONTINGENCIES (Notes 20 & 21)

STOCKHOLDER’S EQUITY:
Common stock, $1,000 par value: 10,000 shares outstanding	10.0	10.0
Additional paid-in capital	1,516.8	1,557.8
Accumulated other comprehensive income (loss)	43.0	32.7
Retained earnings (accumulated deficit)	(786.8)	(665.6)
Total Phoenix Life Insurance Company stockholder’s equity	783.0	934.9
Noncontrolling interests	19.6	11.4
Total stockholder’s equity	802.6	946.3
Total liabilities and stockholder’s equity	$21,692.8	$21,494.2

The accompanying notes are an integral part of these financial statements.

F-4

Phoenix Life Insurance Company
Consolidated Statements of Income and Comprehensive Income

	For the years ended December 31,
($ in millions)	2014	2013	2012
		As restated	As revised
REVENUES:
Premiums	$332.1	$351.6	$402.3
Fee income	519.1	532.7	544.5
Net investment income	830.9	790.5	828.1
Net realized investment gains (losses):
Total other-than-temporary impairment (“OTTI”) losses	(7.7)	(7.0)	(50.7)
Portion of OTTI losses recognized in other comprehensive income (“OCI”)	(0.4)	(4.8)	22.9
Net OTTI losses recognized in earnings	(8.1)	(11.8)	(27.8)
Net realized investment gains (losses), excluding OTTI losses	(33.7)	24.2	9.0
Net realized investment gains (losses)	(41.8)	12.4	(18.8)
Gain on debt repurchase	—	—	11.9
Total revenues	1,640.3	1,687.2	1,768.0

BENEFITS AND EXPENSES:
Policy benefits	1,119.2	965.1	1,162.4
Policyholder dividends	244.8	235.9	292.1
Policy acquisition cost amortization	123.4	105.8	198.1
Interest expense on indebtedness	12.2	9.1	11.6
Other operating expenses	264.8	243.3	223.4
Total benefits and expenses	1,764.4	1,559.2	1,887.6
Income (loss) from continuing operations before income taxes	(124.1)	128.0	(119.6)
Income tax expense (benefit)	(10.3)	79.1	3.3
Income (loss) from continuing operations	(113.8)	48.9	(122.9)
Income (loss) from discontinued operations, net of income taxes	(3.4)	(2.5)	(14.6)
Net income (loss)	(117.2)	46.4	(137.5)
Less: Net income (loss) attributable to noncontrolling interests	4.0	0.7	0.6
Net income (loss) attributable to Phoenix Life Insurance Company	$(121.2)	$45.7	$(138.1)

COMPREHENSIVE INCOME (LOSS):
Net income (loss) attributable to Phoenix Life Insurance Company	$(121.2)	$45.7	$(138.1)
Net income (loss) attributable to noncontrolling interests	4.0	0.7	0.6
Net income (loss)	(117.2)	46.4	(137.5)
Other comprehensive income (loss) before income taxes:
Unrealized investment gains (losses), net of related offsets	68.5	(63.3)	94.8
Less: Income tax expense (benefit) related to:
Unrealized investment gains (losses), net of related offsets	58.2	(20.6)	99.0
Other comprehensive income (loss), net of income taxes	10.3	(42.7)	(4.2)
Comprehensive income (loss)	(106.9)	3.7	(141.7)
Less: Comprehensive income (loss) attributable to noncontrolling interests	4.0	0.7	0.6
Comprehensive income (loss) attributable to Phoenix Life Insurance Company	$(110.9)	$3.0	$(142.3)

The accompanying notes are an integral part of these financial statements.

F-5

Phoenix Life Insurance Company
Consolidated Statements of Cash Flows

	For the years ended December 31,
($ in millions)	2014	2013	2012
		As restated	As revised
OPERATING ACTIVITIES:
Net income (loss)	$(121.2)	$45.7	$(138.1)
Net realized investment gains / losses	41.1	(16.8)	25.7
Policy acquisition costs deferred	(84.4)	(67.6)	(69.2)
Policy acquisition cost amortization	123.4	105.8	198.1
Amortization and depreciation	6.0	8.2	12.0
Interest credited	151.5	139.0	123.2
Equity in earnings of limited partnerships and other investments	(59.7)	(58.9)	(59.8)
Gain on debt repurchase	—	—	(11.9)
Change in:
Accrued investment income	(108.4)	(86.2)	(122.4)
Deferred income taxes	(22.6)	—	(28.1)
Reinsurance recoverable	39.1	(8.4)	(22.7)
Policy liabilities and accruals	(430.9)	(591.8)	(425.4)
Dividend obligations	72.4	57.1	77.3
Pension and post-employment liabilities	(13.5)	(13.5)	(17.5)
Impact of operating activities of consolidated investment entities, net	(33.8)	(2.1)	(11.8)
Other operating activities, net	76.2	18.5	(21.6)
Cash provided by (used) for operating activities	(364.8)	(471.0)	(492.2)

INVESTING ACTIVITIES:
Purchases of:
Available-for-sale debt securities	(2,272.6)	(2,460.7)	(1,792.0)
Available-for-sale equity securities	(53.6)	(59.6)	(10.9)
Short-term investments	(1,205.1)	(980.3)	(1,549.1)
Derivative instruments	(62.7)	(101.9)	(50.8)
Fair value and other investments	(2.7)	(27.0)	(38.7)
Sales, repayments and maturities of:
Available-for-sale debt securities	1,646.8	2,129.7	1,868.4
Available-for-sale equity securities	21.4	13.4	22.4
Short-term investments	1,346.5	1,344.5	1,183.8
Derivative instruments	96.2	49.5	26.7
Fair value and other investments	23.8	26.6	49.3
Contributions to limited partnerships and limited liability corporations	(84.2)	(72.4)	(101.8)
Distributions from limited partnerships and limited liability corporations	157.1	146.8	138.4
Policy loans, net	78.0	80.8	126.5
Impact of investing activities of consolidated investment entities, net	—	—	—
Other investing activities, net	(8.9)	(10.4)	(8.7)
Cash provided by (used for) investing activities	(320.0)	79.0	(136.5)

(Continued on next page)

The accompanying notes are an integral part of these financial statements.

F-6

Phoenix Life Insurance Company
Consolidated Statements of Cash Flows

(Continued from previous page)	For the years ended December 31,
($ in millions)	2014	2013	2012
		As restated	As revised
FINANCING ACTIVITIES:
Policyholder deposits	1,457.2	1,355.0	1,597.4
Policyholder withdrawals	(1,200.6)	(1,140.4)	(1,138.8)
Net transfers (to) from separate accounts	439.4	412.9	379.8
Return of capital	(56.0)	(74.2)	(71.8)
Capital contribution from parent	15.0	45.0	—
Debt issuance	—	30.0	—
Impact of financing activities of consolidated investment entities, net	4.1	4.5	1.3
Other financing activities, net	—	—	(36.2)
Cash provided by (used for) financing activities	659.1	632.8	731.7
Change in cash and cash equivalents	(25.7)	240.8	103.0
Change in cash included in discontinued operations assets	(1.2)	(0.7)	2.7
Cash and cash equivalents, beginning of period	455.6	215.5	109.8
Cash and cash equivalents, end of period	$428.7	$455.6	$215.5

Supplemental Disclosure of Cash Flow Information
Income taxes (paid) refunded	$18.4	$(86.5)	$(25.7)
Interest expense on indebtedness paid	$(9.1)	$(9.1)	$(10.8)

Non-Cash Transactions During the Period
Investment exchanges	$93.3	$98.8	$96.0
Capital contribution-in-kind	$—	$—	$0.3

The accompanying notes are an integral part of these financial statements.

F-7

Phoenix Life Insurance Company
Consolidated Statements of Changes in Stockholder’s Equity

	For the years ended December 31,
($ in millions, except share data)	2014	2013	2012
		As restated	As revised
COMMON STOCK:
Balance, beginning of period	$10.0	$10.0	$10.0
Balance, end of period	$10.0	$10.0	$10.0

COMMON STOCK ADDITIONAL PAID-IN CAPITAL:
Balance, beginning of period	$1,557.8	$1,586.8	$1,658.3
Capital contribution	15.0	45.0	0.3
Return of capital	(56.0)	(74.0)	(71.8)
Balance, end of period	$1,516.8	$1,557.8	$1,586.8

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS):
Balance, beginning of period	$32.7	$75.4	$79.6
Other comprehensive income (loss)	10.3	(42.7)	(4.2)
Balance, end of period	$43.0	$32.7	$75.4

RETAINED EARNINGS (ACCUMULATED DEFICIT):
Balance, beginning of period	$(665.6)	$(711.3)	$(573.2)
Net income (loss)	(121.2)	45.7	(138.1)
Balance, end of period	$(786.8)	$(665.6)	$(711.3)

TOTAL STOCKHOLDER’S EQUITY ATTRIBUTABLE TO PHOENIX LIFE INSURANCE COMPANY
Balance, beginning of period	$934.9	$960.9	$1,174.7
Change in stockholder’s equity attributable to Phoenix Life Insurance Company	(151.9)	(26.0)	(213.8)
Balance, end of period	$783.0	$934.9	$960.9

NONCONTROLLING INTERESTS:
Balance, beginning of period	$11.4	$6.2	$2.3
Change in noncontrolling interests	8.2	5.2	3.9
Balance, end of period	$19.6	$11.4	$6.2

TOTAL STOCKHOLDER’S EQUITY:
Balance, beginning of period	$946.3	$967.1	$1,177.0
Change in stockholder’s equity	(143.7)	(20.8)	(209.9)
Balance, end of period	$802.6	$946.3	$967.1

The accompanying notes are an integral part of these financial statements.

F-8

Phoenix Life Insurance Company Notes to Consolidated Financial Statements
($ in millions)
For the years ended December 31, 2014, 2013 and 2012

1.    Organization and Description of Business

Phoenix Life Insurance Company and its subsidiaries (together, “we,” “our,” “us,” the “Company” or “Phoenix Life”) offer life insurance and annuity products. We are a wholly owned subsidiary of The Phoenix Companies, Inc. (“PNX” or “Phoenix”), a New York Stock Exchange listed company. Our consolidated financial statements include the results of our closed block of business created at the time of demutualization. Saybrus Partners, Inc. (“Saybrus”), an affiliate, provides dedicated life insurance and other consulting services to financial advisors in partner companies, as well as support for sales of our product line through independent distribution organizations.

2.	Restatement and Revision of Previously Reported Financial Information

During the Company’s annual assumption review (or “Unlock”) which was performed in the fourth quarter of 2014, management observed results in the Company’s Universal Life (“UL”) business that did not align with its expectations and, upon further investigation, determined that certain components of the 2013 Unlock contained errors which were determined to be material to the year ended December 31, 2013. As a result of these errors and in accordance with ASC 250, “Accounting Changes and Error Corrections,” the Company is required to record all out-of-period errors, whether or not previously identified, in the period to which they relate. Accordingly, the Company has restated its financial statements for the year ended December 31, 2013 and revised its financial statements for other prior periods presented.

The Company has classified the correction of errors into two categories (i) UL Unlock and (ii) Other Adjustments as detailed more fully below:

UL Unlock

In accordance with U.S. GAAP and our accounting policy, the Company performs an annual assumption review where management makes a determination of the best estimate assumptions to be used based on a comprehensive review of recent experience studies and industry trends each year. In 2013, the Company revised a number of assumptions, the most significant of which resulted in changes to expected premium persistency and incorporation of mortality improvement in its UL business. The incorporation of these changes resulted in manual updates to various models for which certain errors were subsequently identified in the course of performing analysis between the fourth quarter of 2014 and the prior period results. These errors related to inappropriate implementation of data used in the calculation of certain product features which then resulted in the incorrect calculation of the ultimate impact of the Unlock for 2013.

Other Adjustments

Amounts primarily relate to various out-of-period errors identified which were previously determined not to be material individually or in the aggregate. The Company considered the impacts of each of these errors, many of which were previously identified and recorded as out-of-period adjustments, as well as subsequently identified errors both individually and in the aggregate during the course of this restatement and concluded that none were significant for individual categorization herein.

The impact of the correction of these errors on the consolidated financial statements is presented in the following tables within this Note below.

F-9

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

2. Restatement and Revision of Previously Reported Financial Information (continued)

($ in millions, except share data)	Consolidated Balance Sheet As of December 31, 2013
		Correction of errors
	As reported	UL unlock	Other adjustments		As restated
ASSETS:
Available-for-sale debt securities, at fair value	$11,811.9	$—	$(77.1)	[1]	$11,734.8
Available-for-sale equity securities, at fair value	61.8	—	76.2	[1]	138.0
Short-term investments	241.7	—	—		241.7
Limited partnerships and other investments	558.8	—	(0.7)		558.1
Policy loans, at unpaid principal balances	2,350.3	—	—		2,350.3
Derivative instruments	243.1	—	(14.3)		228.8
Fair value investments	187.6	—	4.4		192.0
Total investments	15,455.2	—	(11.5)		15,443.7
Cash and cash equivalents	455.6	—	—		455.6
Accrued investment income	170.7	—	—		170.7
Reinsurance recoverable	603.3	(4.3)	(0.9)		598.1
Deferred policy acquisition costs	965.7	7.8	(0.6)		972.9
Deferred income taxes, net	69.9	—	—		69.9
Other assets [2]	310.8	0.1	21.2		332.1
Discontinued operations assets	43.6	—	5.3		48.9
Separate account assets	3,402.3	—	—		3,402.3
Total assets	$21,477.1	$3.6	$13.5		$21,494.2

LIABILITIES:
Policy liabilities and accruals	$12,437.8	$(15.9)	$(5.2)		$12,416.7
Policyholder deposit funds	3,429.7	—	12.9		3,442.6
Dividend obligations	705.9	—	(0.2)		705.7
Indebtedness	156.2	—	—		156.2
Pension and post-employment liabilities	94.7	—	—		94.7
Other liabilities	282.1	—	4.1		286.2
Discontinued operations liabilities	37.9	—	5.6		43.5
Separate account liabilities	3,402.3	—	—		3,402.3
Total liabilities	20,546.6	(15.9)	17.2		20,547.9

COMMITMENTS AND CONTINGENCIES (Notes 20 & 21)

STOCKHOLDER’S EQUITY:
Common stock, $1,000 par value: 10,000 shares outstanding	10.0	—	—		10.0
Additional paid-in capital	1,557.8	—	—		1,557.8
Accumulated other comprehensive income (loss)	37.9	0.3	(5.5)		32.7
Retained earnings (accumulated deficit)	(685.5)	19.2	0.7		(665.6)
Total Phoenix Life Insurance Company stockholder’s equity	920.2	19.5	(4.8)		934.9
Noncontrolling interests	10.3	—	1.1		11.4
Total stockholder’s equity	930.5	19.5	(3.7)		946.3
Total liabilities and stockholder’s equity	$21,477.1	$3.6	$13.5		$21,494.2
———————

[1]	Included within Other Adjustments is a reclassification of $76.2 million to reflect perpetual preferred stock securities as available-for-sale equity securities.

[2]	Includes receivables which were previously disclosed as a separate line item in the 2013 GAAP Financial Statements.

F-10

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

2. Restatement and Revision of Previously Reported Financial Information (continued)

($ in millions)	Consolidated Statement of Income and Comprehensive Income As of and for the year ended December 31, 2013
		Correction of errors
	As reported	UL unlock	Other adjustments	As restated
REVENUES:
Premiums	$351.6	$—	$—	$351.6
Fee income	533.6	(0.9)	—	532.7
Net investment income	787.3	—	3.2	790.5
Net realized investment gains (losses):
Total other-than-temporary impairment (“OTTI”) losses	(7.5)	—	0.5	(7.0)
Portion of OTTI losses recognized in other comprehensive income (“OCI”)	(4.8)	—	—	(4.8)
Net OTTI losses recognized in earnings	(12.3)	—	0.5	(11.8)
Net realized investment gains (losses), excluding OTTI losses	30.0	—	(5.8)	24.2
Net realized investment gains (losses)	17.7	—	(5.3)	12.4
Gain on debt repurchase	—	—	—	—
Total revenues	1,690.2	(0.9)	(2.1)	1,687.2

BENEFITS AND EXPENSES:
Policy benefits	981.8	(12.3)	(4.4)	965.1
Policyholder dividends	234.4	—	1.5	235.9
Policy acquisition cost amortization	117.6	(7.7)	(4.1)	105.8
Interest expense on indebtedness	9.1	—	—	9.1
Other operating expenses	241.4	(0.1)	2.0	243.3
Total benefits and expenses	1,584.3	(20.1)	(5.0)	1,559.2
Income (loss) from continuing operations before income taxes	105.9	19.2	2.9	128.0
Income tax expense (benefit)	82.6	—	(3.5)	79.1
Income (loss) from continuing operations	23.3	19.2	6.4	48.9
Income (loss) from discontinued operations, net of income taxes	(2.2)	—	(0.3)	(2.5)
Net income (loss)	21.1	19.2	6.1	46.4
Less: Net income (loss) attributable to noncontrolling interests	(0.4)	—	1.1	0.7
Net income (loss) attributable to Phoenix Life Insurance Company	$21.5	$19.2	$5.0	$45.7

COMPREHENSIVE INCOME (LOSS):
Net income (loss) attributable to Phoenix Life Insurance Company	$21.5	$19.2	$5.0	$45.7
Net income (loss) attributable to noncontrolling interests	(0.4)	—	1.1	0.7
Net income (loss)	21.1	19.2	6.1	46.4
Other comprehensive income (loss) before income taxes:
Unrealized investment gains (losses), net of related offsets	(56.4)	0.3	(7.2)	(63.3)
Less: Income tax expense (benefit) related to:
Unrealized investment gains (losses), net of related offsets	(20.7)	—	0.1	(20.6)
Other comprehensive income (loss), net of income taxes	(35.7)	0.3	(7.3)	(42.7)
Comprehensive income (loss)	(14.6)	19.5	(1.2)	3.7
Less: Comprehensive income (loss) attributable to noncontrolling interests	(0.4)	—	1.1	0.7
Comprehensive income (loss) attributable to Phoenix Life Insurance Company	$(14.2)	$19.5	$(2.3)	$3.0

F-11

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

2. Restatement and Revision of Previously Reported Financial Information (continued)

($ in millions)	Consolidated Statement of Income and Comprehensive Income As of and for the year ended December 31, 2012
		Correction of errors
	As reported	UL unlock	Other adjustments	As revised
REVENUES:
Premiums	$402.3	$—	$—	$402.3
Fee income	544.7	—	(0.2)	544.5
Net investment income	829.9	—	(1.8)	828.1
Net realized investment gains (losses):
Total other-than-temporary impairment (“OTTI”) losses	(51.6)	—	0.9	(50.7)
Portion of OTTI losses recognized in other comprehensive income (“OCI”)	22.9	—	—	22.9
Net OTTI losses recognized in earnings	(28.7)	—	0.9	(27.8)
Net realized investment gains (losses), excluding OTTI losses	16.2	—	(7.2)	9.0
Net realized investment gains (losses)	(12.5)	—	(6.3)	(18.8)
Gain on debt repurchase	11.9	—	—	11.9
Total revenues	1,776.3	—	(8.3)	1,768.0

BENEFITS AND EXPENSES:
Policy benefits	1,168.5	—	(6.1)	1,162.4
Policyholder dividends	292.4	—	(0.3)	292.1
Policy acquisition cost amortization	202.1	—	(4.0)	198.1
Interest expense on indebtedness	11.6	—	—	11.6
Other operating expenses	224.5	—	(1.1)	223.4
Total benefits and expenses	1,899.1	—	(11.5)	1,887.6
Income (loss) from continuing operations before income taxes	(122.8)	—	3.2	(119.6)
Income tax expense (benefit)	3.8	—	(0.5)	3.3
Income (loss) from continuing operations	(126.6)	—	3.7	(122.9)
Income (loss) from discontinued operations, net of income taxes	(14.6)	—	—	(14.6)
Net income (loss)	(141.2)	—	3.7	(137.5)
Less: Net income (loss) attributable to noncontrolling interests	0.6	—	—	0.6
Net income (loss) attributable to Phoenix Life Insurance Company	$(141.8)	$—	$3.7	$(138.1)

COMPREHENSIVE INCOME (LOSS):
Net income (loss) attributable to Phoenix Life Insurance Company	$(141.8)	$—	$3.7	$(138.1)
Net income (loss) attributable to noncontrolling interests	0.6	—	—	0.6
Net income (loss)	(141.2)	—	3.7	(137.5)
Other comprehensive income (loss) before income taxes:
Unrealized investment gains (losses), net of related offsets	93.6	—	1.2	94.8
Less: Income tax expense (benefit) related to:
Unrealized investment gains (losses), net of related offsets	98.4	—	0.6	99.0
Other comprehensive income (loss), net of income taxes	(4.8)	—	0.6	(4.2)
Comprehensive income (loss)	(146.0)	—	4.3	(141.7)
Less: Comprehensive income (loss) attributable to noncontrolling interests	0.6	—	—	0.6
Comprehensive income (loss) attributable to Phoenix Life Insurance Company	$(146.6)	$—	$4.3	$(142.3)

F-12

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

2. Restatement and Revision of Previously Reported Financial Information (continued)

($ in millions)	Consolidated Statement of Cash Flows As of and for the year ended December 31, 2013
	As reported	Correction of errors		As restated
OPERATING ACTIVITIES:
Net income (loss)	$21.5	$24.2		$45.7
Net realized investment (gains) losses	(22.1)	5.3		(16.8)
Policy acquisition costs deferred	(66.7)	(0.9)		(67.6)
Policy acquisition cost amortization	117.6	(11.8)		105.8
Amortization and depreciation	8.2	—		8.2
Interest credited	139.0	—		139.0
Equity in earnings of limited partnerships and other investments	(55.3)	(3.6)		(58.9)
Gain on debt repurchase	—	—		—
Change in:
Accrued investment income	(86.7)	0.5		(86.2)
Deferred income taxes	0.3	(0.3)		—
Reinsurance recoverable	(21.2)	12.8		(8.4)
Policy liabilities and accruals	(563.3)	(28.5)		(591.8)
Dividend obligations	54.2	2.9		57.1
Post-employment benefit liability	(13.5)	—		(13.5)
Impact of operating activities of consolidated investment entities, net	(3.2)	1.1		(2.1)
Other operating activities, net [1]	20.2	(1.7)		18.5
Cash provided by (used for) operating activities	(471.0)	—		(471.0)

INVESTING ACTIVITIES:
Purchases of:
Available-for-sale debt securities	(2,501.1)	40.4	[2]	(2,460.7)
Available-for-sale equity securities	(19.2)	(40.4)	[2]	(59.6)
Short-term investments	(980.3)	—		(980.3)
Derivative instruments	(101.9)	—		(101.9)
Fair value and other investments	(27.0)	—		(27.0)
Sales, repayments and maturities of:
Available-for-sale debt securities	2,136.2	(6.5)	[2]	2,129.7
Available-for-sale equity securities	6.9	6.5	[2]	13.4
Short-term investments	1,344.5	—		1,344.5
Derivative instruments	49.5	—		49.5
Fair value and other investments	26.6	—		26.6
Contributions to limited partnerships and limited liability corporations	(72.4)	—		(72.4)
Distributions from limited partnerships and limited liability corporations	146.8	—		146.8
Policy loans, net	80.8	—		80.8
Impact of investing activities of consolidated investment entities, net	—	—		—
Other investing activities, net	(10.4)	—		(10.4)
Cash provided by (used for) investing activities	79.0	—		79.0

(Continued on next page)

F-13

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

2. Restatement and Revision of Previously Reported Financial Information (continued)

(Continued from previous page) ($ in millions)	Consolidated Statement of Cash Flows As of and for the year ended December 31, 2013
	As reported	Correction of errors	As restated
FINANCING ACTIVITIES:
Policyholder deposit fund deposits	1,355.0	—	1,355.0
Policyholder deposit fund withdrawals	(1,140.4)	—	(1,140.4)
Net transfers (to) from separate accounts	412.9	—	412.9
Return of capital	(74.2)	—	(74.2)
Capital contribution from parent	45.0	—	45.0
Debt issuance	30.0	—	30.0
Impact of financing activities of consolidated investment entities, net	4.5	—	4.5
Other financing activities, net	—	—	—
Cash provided by (used for) financing activities	632.8	—	632.8
Change in cash and cash equivalents	240.8	—	240.8
Change in cash included in discontinued operations assets	(0.7)	—	(0.7)
Cash and cash equivalents, beginning of period	215.5	—	215.5
Cash and cash equivalents, end of period	$455.6	$—	$455.6

Supplemental Disclosure of Cash Flow Information
Income taxes (paid) refunded	$(86.5)	$—	$(86.5)
Interest expense on indebtedness paid	$(9.1)	$—	$(9.1)

Non-Cash Transactions During the Period
Investment exchanges	$98.8	$—	$98.8
Capital contribution-in-kind	$—	$—	$—
———————

[1]	Includes receivables which were previously disclosed as a separate line item in the 2013 Form 10-K.

[2]	Includes a reclassification to reflect perpetual preferred stock securities as available-for-sale equity securities from available-for-sale debt securities.

F-14

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

2. Restatement and Revision of Previously Reported Financial Information (continued)

($ in millions)	Consolidated Statement of Cash Flows As of and for the year ended December 31, 2012
	As reported	Correction of errors		As revised
OPERATING ACTIVITIES:
Net income (loss)	$(141.8)	$3.7		$(138.1)
Net realized investment (gains) losses	19.4	6.3		25.7
Policy acquisition costs deferred	(69.2)	—		(69.2)
Policy acquisition cost amortization	202.1	(4.0)		198.1
Amortization and depreciation	12.0	—		12.0
Interest credited	123.2	—		123.2
Equity in earnings of limited partnerships and other investments	(60.8)	1.0		(59.8)
Gain on debt repurchase	(11.9)	—		(11.9)
Change in:
Accrued investment income	(123.1)	0.7		(122.4)
Deferred income taxes	(27.6)	(0.5)		(28.1)
Reinsurance recoverable	(19.2)	(3.5)		(22.7)
Policy liabilities and accruals	(424.5)	(0.9)		(425.4)
Dividend obligations	80.5	(3.2)		77.3
Post-employment benefit liability	(17.5)	—		(17.5)
Impact of operating activities of consolidated investment entities, net	(11.8)	—		(11.8)
Other operating activities, net [1]	(22.0)	0.4		(21.6)
Cash provided by (used for) operating activities	(492.2)	—		(492.2)

INVESTING ACTIVITIES:
Purchases of:
Available-for-sale debt securities	(1,792.0)	—		(1,792.0)
Available-for-sale equity securities	(10.9)	—		(10.9)
Short-term investments	(1,549.1)	—		(1,549.1)
Derivative instruments	(50.8)	—		(50.8)
Fair value and other investments	(38.7)	—		(38.7)
Sales, repayments and maturities of:
Available-for-sale debt securities	1,878.3	(9.9)	[2]	1,868.4
Available-for-sale equity securities	12.5	9.9	[2]	22.4
Short-term investments	1,183.8	—		1,183.8
Derivative instruments	26.7	—		26.7
Fair value and other investments	49.3	—		49.3
Contributions to limited partnerships and limited liability corporations	(101.8)	—		(101.8)
Distributions from limited partnerships and limited liability corporations	138.4	—		138.4
Policy loans, net	126.5	—		126.5
Impact of investing activities of consolidated investment entities, net	—	—		—
Other investing activities, net	(8.7)	—		(8.7)
Cash provided by (used for) investing activities	(136.5)	—		(136.5)
(Continued on next page)

F-15

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

2. Restatement and Revision of Previously Reported Financial Information (continued)

(Continued from previous page) ($ in millions)	Consolidated Statement of Cash Flows As of and for the year ended December 31, 2012
	As reported	Correction of errors	As revised
FINANCING ACTIVITIES:
Policyholder deposit fund deposits	1,597.4	—	1,597.4
Policyholder deposit fund withdrawals	(1,138.8)	—	(1,138.8)
Net transfers (to) from separate accounts	379.8	—	379.8
Return of capital	(71.8)	—	(71.8)
Capital contribution from parent	—	—	—
Debt issuance	—	—	—
Impact of financing activities of consolidated investment entities, net	1.3	—	1.3
Other financing activities, net	(36.2)	—	(36.2)
Cash provided by (used for) financing activities	731.7	—	731.7
Change in cash and cash equivalents	103.0	—	103.0
Change in cash included in discontinued operations assets	2.7	—	2.7
Cash and cash equivalents, beginning of period	109.8	—	109.8
Cash and cash equivalents, end of period	$215.5	$—	$215.5

Supplemental Disclosure of Cash Flow Information
Income taxes (paid) refunded	$(25.7)	$—	$(25.7)
Interest expense on indebtedness paid	$(10.8)	$—	$(10.8)

Non-Cash Transactions During the Period
Investment exchanges	$96.0	$—	$96.0
Capital contribution-in-kind	$—	$0.3	$0.3
———————

[1]	Includes receivables which were previously disclosed as a separate line item in the 2013 Form 10-K.

[2]	Includes a reclassification to reflect perpetual preferred stock securities as available-for-sale equity securities from available-for-sale debt securities.

F-16

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

2. Restatement and Revision of Previously Reported Financial Information (continued)

($ in millions)	Consolidated Statement of Changes in Stockholders' Equity As of and for the year ended December 31, 2013
	As reported	Correction of errors	As restated
COMMON STOCK:
Balance, beginning of period	$10.0	$—	$10.0
Balance, end of period	$10.0	$—	$10.0

COMMON STOCK ADDITIONAL PAID-IN CAPITAL:
Balance, beginning of period	$1,586.8	$—	$1,586.8
Capital contribution	45.0	—	45.0
Return of capital	(74.0)	—	(74.0)
Balance, end of period	$1,557.8	$—	$1,557.8

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS):
Balance, beginning of period	$73.6	$1.8	$75.4
Other comprehensive income (loss)	(35.7)	(7.0)	(42.7)
Balance, end of period	$37.9	$(5.2)	$32.7

RETAINED EARNINGS (ACCUMULATED DEFICIT):
Balance, beginning of period	$(707.0)	$(4.3)	$(711.3)
Net income (loss)	21.5	24.2	45.7
Balance, end of period	$(685.5)	$19.9	$(665.6)

TOTAL STOCKHOLDER’S EQUITY ATTRIBUTABLE TO PHOENIX LIFE INSURANCE COMPANY
Balance, beginning of period	$963.4	$(2.5)	$960.9
Change in stockholder’s equity attributable to Phoenix Life Insurance Company	(43.2)	17.2	(26.0)
Balance, end of period	$920.2	$14.7	$934.9

NONCONTROLLING INTERESTS:
Balance, beginning of period	$6.2	$—	$6.2
Change in noncontrolling interests	4.1	1.1	5.2
Balance, end of period	$10.3	$1.1	$11.4

TOTAL STOCKHOLDER’S EQUITY:
Balance, beginning of period	$969.6	$(2.5)	$967.1
Change in stockholder’s equity	(39.1)	18.3	(20.8)
Stockholder’s equity, end of period	$930.5	$15.8	$946.3

F-17

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

2. Restatement and Revision of Previously Reported Financial Information (continued)

($ in millions)	Consolidated Statement of Changes in Stockholders' Equity As of and for the year ended December 31, 2012
	As reported	Correction of errors	As revised
COMMON STOCK:
Balance, beginning of period	$10.0	$—	$10.0
Balance, end of period	$10.0	$—	$10.0

COMMON STOCK ADDITIONAL PAID-IN CAPITAL:
Balance, beginning of period	$1,658.3	$—	$1,658.3
Capital contribution	0.3	—	0.3
Return of capital	(71.8)	—	(71.8)
Balance, end of period	$1,586.8	$—	$1,586.8

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS):
Balance, beginning of period	$78.4	$1.2	$79.6
Other comprehensive income (loss)	(4.8)	0.6	(4.2)
Balance, end of period	$73.6	$1.8	$75.4

RETAINED EARNINGS (ACCUMULATED DEFICIT):
Balance, beginning of period	$(565.2)	$(8.0)	$(573.2)
Net income (loss)	(141.8)	3.7	(138.1)
Balance, end of period	$(707.0)	$(4.3)	$(711.3)

TOTAL STOCKHOLDER’S EQUITY ATTRIBUTABLE TO PHOENIX LIFE INSURANCE COMPANY
Balance, beginning of period	$1,181.5	$(6.8)	$1,174.7
Change in stockholder’s equity attributable to Phoenix Life Insurance Company	(218.1)	4.3	(213.8)
Balance, end of period	$963.4	$(2.5)	$960.9

NONCONTROLLING INTERESTS:
Balance, beginning of period	$2.3	$—	$2.3
Change in noncontrolling interests	3.9	—	3.9
Balance, end of period	$6.2	$—	$6.2

TOTAL STOCKHOLDER’S EQUITY:
Balance, beginning of period	$1,183.8	$(6.8)	$1,177.0
Change in stockholder’s equity	(214.2)	4.3	(209.9)
Stockholder’s equity, end of period	$969.6	$(2.5)	$967.1

3.    Basis of Presentation and Significant Accounting Policies

We have prepared these consolidated financial statements in accordance with generally accepted accounting principles in the United States (“U.S. GAAP”), which differs materially from the accounting practices prescribed by various insurance regulatory authorities. Our consolidated financial statements include the accounts of the Company and its subsidiaries. Related party balances and transactions have been eliminated in consolidating these financial statements.

Certain prior year amounts have been reclassified to conform to the current year presentation.

F-18

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

3. Basis of Presentation and Significant Accounting Policies (continued)

Parent company liquidity

As of December 31, 2014, the Company has a risk based capital ratio in excess of 300% of Company Action Level, the highest regulatory threshold.

The Phoenix Companies, Inc. is a holding company and has no operations of its own. Its ability to pay interest and principal on outstanding debt obligations and to pay dividends to shareholders and corporate expenses depends primarily upon the surplus and earnings of the Company and its ability to pay dividends or to advance or repay funds. Payments of dividends and advances or repayment of funds by the Company are restricted by the applicable laws and regulations, including laws establishing minimum solvency and liquidity thresholds. Changes to these laws, the application or implementation of those laws by regulatory agencies or the need for significant additional capital contributions to insurance subsidiaries, including the Company, could constrain the ability of The Phoenix Companies, Inc. to meet its debt obligations and corporate expenses as well as make capital contributions for the benefit of the Company to support our target risk based capital ratios.

Management targets a minimum company action level risk based capital of 225% at PHL Variable Life Insurance Company (“PHL Variable”), a wholly-owned subsidiary. In 2014 and 2013, The Phoenix Companies, Inc. made capital contributions of $15.0 million and $45.0 million, respectively, to the Company for the benefit of PHL Variable. In 2013, PHL Variable issued a $30.0 million surplus note which was purchased by The Phoenix Companies, Inc. The Company has made a guarantee that the PHL Variable’s capital and surplus will be maintained at authorized control level RBC at 250% (125% company action level). PHL Variable may be unable to maintain its RBC at targeted levels. See Note 22, Subsequent Events, for further discussion.

Management believes The Phoenix Companies, Inc. has the capacity to provide additional capital to the Company to support its risk based capital ratios over the Company Action Level and regulatory minimum ratios.

Use of estimates

In preparing these consolidated financial statements in conformity with U.S. GAAP, we are required to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods. Significant estimates and assumptions are made in the determination of estimated gross profits (“EGPs”) and estimated gross margins (“EGMs”) used in the valuation and amortization of assets and liabilities associated with universal life and annuity contracts; policyholder liabilities and accruals; valuation of investments in debt and equity securities; limited partnerships and other investments; valuation of deferred tax assets; pension and other post-employment benefits liabilities; and accruals for contingent liabilities. Certain of these estimates are particularly sensitive to market conditions and/or volatility in the debt or equity markets which could have a material impact on the consolidated financial statements. Actual results could differ from these estimates.

Adoption of new accounting standards

Presentation of an Unrecognized Tax Benefit When a Net Operating Loss Carryforward, a Similar Tax Loss, or Tax Credit Carryforward Exists

In July 2013, the Financial Accounting Standards Board (the “FASB”) issued updated guidance regarding the presentation of unrecognized tax benefits when net operating loss carryforwards, similar tax losses, or tax credit carryforwards exist. This new guidance was effective for interim or annual reporting periods beginning after December 15, 2013. This new guidance did not have a material impact on the Company’s consolidated financial position, results of operations and financial statement disclosures.

Investment Companies: Amendments to the Scope, Measurement and Disclosure Requirements

In June 2013, the FASB issued updated guidance clarifying the characteristics of an investment company and requiring new disclosures. This new guidance was effective for interim or annual reporting periods beginning after December 15, 2013. Under the guidance, all entities regulated under the Investment Company Act of 1940 automatically qualify as investment companies, while all other entities need to consider both the fundamental and typical characteristics of an investment company in determining whether they qualify as investment companies. This new guidance did not have a material impact on the Company’s consolidated financial position, results of operations and financial statement disclosures.

F-19

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

3. Basis of Presentation and Significant Accounting Policies (continued)

Obligations Resulting for Joint and Several Liability Agreements for Which the Total Amount of the Obligation is Fixed at the Reporting Date

In February 2013, the FASB issued new guidance regarding liabilities effective retrospectively for fiscal years beginning after December 15, 2013 and interim periods within those years. The amendments require an entity to measure obligations resulting from joint and several liability arrangements for which the total amount of the obligation within the scope of the guidance is fixed at the reporting date, as the sum of the amount the reporting entity agreed to pay on the basis of its arrangement among its co-obligors and any additional amount the reporting entity expects to pay on behalf of its co-obligors. In addition, the amendments require an entity to disclose the nature and amount of the obligation, as well as other information about the obligation. This new guidance did not have a material impact on the Company’s consolidated financial position, results of operations and financial statement disclosures.

Accounting standards not yet adopted

Amendments to Consolidation Guidance

In February 2015, the FASB issued updated consolidation guidance. The amendments revise existing guidance for when to consolidate variable interest entities (“VIEs”) and general partners’ investments in limited partnerships, end the deferral granted for applying the VIE guidance to certain investment companies, and reduce the number of circumstances where a decision maker’s or service provider’s fee arrangement is deemed to be a variable interest in an entity. The updates also modify consolidation guidance for determining whether limited partnerships are VIEs or voting interest entities. This guidance is effective for years beginning after December 31, 2015, and may be applied fully retrospectively or through a cumulative effect adjustment to retain earnings as of the beginning of the year of adoption. The Company is currently assessing the impact of the guidance on its consolidated financial position, results of operations and financial statement disclosures.

Income Statement - Extraordinary and Unusual Items

In January 2015, the FASB issued new guidance regarding extraordinary items which eliminates the U.S. GAAP concept of an extraordinary item. As a result, an entity will no longer (1) segregate an extraordinary item from the results of ordinary operations; (2) separately present an extraordinary item on its income statement, net of tax, after income from continuing operations; and (3) disclose income taxes and earnings-per-share data applicable to an extraordinary item. However, the ASU does not affect the reporting and disclosure requirements for an event that is unusual in nature or that occurs infrequently. The ASU is effective for annual periods beginning after December 15, 2015, and interim periods within those annual periods. Early adoption is permitted if the guidance is applied as of the beginning of the annual period of adoption. The Company is currently assessing the impact of the guidance on its consolidated financial position, results of operations and financial statement disclosures.

Presentation of Financial Statements - Going Concern

In August 2014, the FASB issued guidance on determining when and how to disclose going-concern uncertainties in the financial statements. The new standard requires management to perform interim and annual assessments of an entity’s ability to continue as a going concern within one year of the date the financial statements are issued. An entity must provide certain disclosures if conditions or events raise substantial doubt about the entity’s ability to continue as a going concern. The new guidance applies to all entities and is effective for annual periods ending after December 15, 2016, and interim periods thereafter, with early adoption permitted. The Company is currently assessing the impact of the guidance on its consolidated financial position, results of operations and financial statement disclosures.

Consolidation - Measuring the Financial Assets and the Financial Liabilities of a Consolidated Collateralized Financing Entity

In August 2014, the FASB issued guidance allowing (i.e., not requiring) a reporting entity to measure the financial assets and financial liabilities of a consolidated collateralized financing entity, within the scope of the new guidance, based on either the fair value of the financial assets or financial liabilities, whichever is more observable (referred to as a “measurement alternative”). The new guidance will be effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2015 for public business entities. Early adoption will be permitted. The Company is currently assessing the impact of the guidance on its consolidated financial position, results of operations and financial statement disclosures.

F-20

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

3. Basis of Presentation and Significant Accounting Policies (continued)

Revenue from Contracts with Customers

In May 2014, the FASB issued updated guidance on accounting for revenue recognition. The guidance is based on the core principle that revenue is recognized to depict the transfer of goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods and services. The guidance also requires additional disclosures about the nature, amount, timing and uncertainty of revenue and cash flows arising from customer contracts, including significant judgments and changes in judgments and assets recognized from cost incurred to obtain or fulfill a contract. Revenue recognition for insurance contracts is explicitly scoped out of the guidance. The new guidance is effective for annual periods and interim periods within those annual periods, beginning after December 15, 2016, and must be applied using one of two retrospective application methods. Early adoption is not permitted. The Company is currently assessing the impact of the guidance on its consolidated financial position, results of operations and financial statement disclosures.

Reporting Discontinued Operations and Disclosures of Disposals of Components of an Entity

In April 2014, the FASB issued updated guidance that changes the criteria for reporting discontinued operations and introduces new disclosures. The new guidance is effective prospectively to new disposals and new classifications of disposal groups as held for sale that occur within annual periods beginning on or after December 15, 2014 and interim periods within those annual periods. Early adoption is permitted for new disposals or new classifications as held for sale that have not been reported in financial statements previously issued. The Company will apply the guidance to new disposals and operations newly classified as held for sale, beginning first quarter of 2015, with no effect on existing reported discontinued operations. This guidance is not expected to have a significant effect on the Company’s consolidated financial position, results of operations and financial statement disclosures.

Accounting for Troubled Debt Restructurings by Creditors

In January 2014, the FASB issued updated guidance for troubled debt restructurings clarifying when an in substance repossession or foreclosure occurs, and when a creditor is considered to have received physical possession of residential real estate property collateralizing a consumer mortgage loan. The new guidance is effective for annual periods and interim periods within those annual periods, beginning after December 15, 2014. This guidance can be elected for prospective adoption or by using a modified retrospective transition method. This guidance is not expected to have a significant effect on the Company’s consolidated financial position, results of operations and financial statement disclosures.

Accounting for Investments in Qualified Affordable Housing Projects

In January 2014, the FASB issued updated guidance regarding investments in flow-through limited liability entities that manage or invest in affordable housing projects that qualify for the low-income housing tax credit. Under the guidance, an entity is permitted to make an accounting policy election to amortize the initial cost of its investment in proportion to the tax credits and other tax benefits received and recognize the net investment performance in the statement of operations as a component of income tax expense (benefit) if certain conditions are met. The new guidance is effective for annual periods and interim reporting periods within those annual periods, beginning after December 15, 2014, and should be applied retrospectively to all periods presented. This guidance is not expected to have a significant effect on the Company’s consolidated financial position, results of operations and financial statement disclosures.

F-21

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

3. Basis of Presentation and Significant Accounting Policies (continued)

Significant accounting policies

Investments

Debt and Equity Securities

Our debt securities classified as available-for-sale include bonds, structured securities and redeemable preferred stock. These investments, along with certain equity securities, which include common and non-redeemable preferred stocks, are reported on our consolidated balance sheets at fair value. Fair value is based on quoted market price, where available. When quoted market prices are not available, we estimate fair value by discounting debt security cash flows to reflect interest rates currently being offered on similar terms to borrowers of similar credit quality (private placement debt securities), by quoted market prices of comparable instruments (untraded public debt securities) and by independent pricing sources or internally developed pricing models. We recognize unrealized gains and losses on investments in debt and equity securities that we classify as available-for-sale. We report these unrealized investment gains and losses as a component of OCI. Realized investment gains and losses are recognized on a first in first out basis.

Limited Partnerships and Other Investments

Limited partnerships, infrastructure funds, hedge funds and joint venture interests in which we do not have voting control or power to direct activities are recorded using the equity method of accounting. These investments include private equity, mezzanine funds, infrastructure funds, hedge funds of funds and direct equity investments. The equity method of accounting requires that the investment be initially recorded at cost and the carrying amount of the investment subsequently adjusted to recognize our share of the earnings or losses. We record our equity in the earnings in net investment income using the most recent financial information received from the partnerships. Recognition of net investment income is generally on a three-month delay due to the timing of the related financial statements. The contributions to and distributions from limited partnerships are classified as investing activities within the statement of cash flows.

The Company routinely evaluates these investments for impairments. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred. The Company considers its cost method investments for other-than-temporary impairments (“OTTI”) when the carrying value of such investments exceeds the net asset value (“NAV”). The Company takes into consideration the severity and duration of this excess when determining whether the cost method investment is other-than-temporarily impaired. When an OTTI has occurred, the impairment loss is recorded within net investment gains (losses).

Other investments also include leveraged lease investments which represent the net amount of the estimated residual value of the lease assets, rental receivables and unearned and deferred income to be allocated over the lease term. It further includes investments in life settlement contracts accounted for under the investment method under which the Company recognizes its initial investment in life settlement contracts at the transaction price plus all initial direct external costs. Continuing costs to keep the policy in force comprising mainly life insurance premiums, increase the carrying value of the investment while income on individual life settlement contracts are recognized when the insured dies, at an amount equal to the excess of the contract proceeds over the carrying amount of the contract at that time. Contracts are reviewed annually for indications that the expected future proceeds from the contract would not be sufficient to recover estimated future carrying amount of the contract (current carrying amount for the contract plus anticipated undiscounted future premiums and other capitalizable future costs.) Any such contracts identified are written down to estimated fair value.

F-22

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

3. Basis of Presentation and Significant Accounting Policies (continued)

Loans are occasionally restructured in a troubled debt restructuring. These restructurings generally include one or more of the following: full or partial payoffs outside of the original contract terms; changes to interest rates; extensions of maturity; or additions or modifications to covenants. When restructurings occur, they are evaluated individually to determine whether the restructuring or modification constitutes a “troubled debt restructuring” as defined by authoritative accounting guidance. In a troubled debt restructuring where the Company receives assets in full or partial satisfaction of the debt, any specific valuation allowance is reversed and a direct write down of the loan is recorded for the amount of the allowance and any additional loss, net of recoveries, or any gain is recorded for the difference between the fair value of the assets received and the recorded investment in the loan. Any remaining loan is evaluated prospectively for impairment based on the credit review process noted above. When a loan is restructured in a troubled debt restructuring, the impairment of the loan is remeasured using the modified terms and the loan’s original effective yield and the allowance for loss is adjusted accordingly. Subsequent to the modification, income is recognized prospectively based on the modified terms of the loans in accordance with the income recognition policy noted above.

The consolidated financial statements include investments in limited partnerships, certain of which qualify as VIEs. We consolidate those limited partnerships which were determined to be VIEs when we are the primary beneficiary.

See Note 8 to these consolidated financial statements for additional information regarding VIEs.

Policy Loans

Policy loans are carried at their unpaid principal balances and are collateralized by the cash values of the related policies. The majority of policy loans are at variable interest rates that are reset annually on the policy anniversary.

Fair Value Instruments

Debt securities held at fair value include securities held for which changes in fair values are recorded in earnings. The securities held at fair value are designated as trading securities, as well as those debt securities for which we have elected the fair value option (“FVO”) and certain available-for-sale structured securities held at fair value. The changes in fair value and any interest income of these securities are reflected in earnings as part of “net investment income.” See Note 12 to these consolidated financial statements for additional disclosures related to these securities.

Derivative Instruments

We recognize derivative instruments on the consolidated balance sheets at fair value. The derivative contracts are reported as assets in derivative instruments or liabilities in other liabilities on the consolidated balance sheets, excluding embedded derivatives. Embedded derivatives, as discussed below, are recorded on the consolidated balance sheets bifurcated from the associated host contract.

The Company economically hedges variability of cash flows to be received or paid related to certain recognized assets and/or liabilities. All changes in the fair value of derivatives, including net receipts and payments, are included in net realized investment gains and losses without consideration of changes in the fair value of the economically associated assets or liabilities. We do not designate the purchased derivatives related to living benefits or index credits as hedges for accounting purposes.

Our derivatives are not designated as hedges for accounting purposes. All changes in the fair value, including net receipts and payments, are included in net realized investment gains and losses without consideration of changes in the fair value of the economically associated assets or liabilities.

Short-Term Investments

Short-term investments include securities with a maturity of one year or less but greater than three months at a time of purchase and are stated at estimated fair value or amortized cost, which approximates estimated fair value.

F-23

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

3. Basis of Presentation and Significant Accounting Policies (continued)

Net Investment Income

For asset-backed and fixed maturity debt securities, we recognize interest income using a constant effective yield based on estimated cash flow timing and economic lives of the securities. For high credit quality asset-backed securities, effective yields are recalculated based on actual payments received and updated prepayment expectations, and the amortized cost is adjusted to the amount that would have existed had the new effective yield been applied since acquisition with a corresponding charge or credit to net investment income. For asset-backed securities that are not high credit quality, effective yields are recalculated and adjusted prospectively based on changes in expected undiscounted future cash flows. For certain credit impaired asset-backed securities, effective yields are recalculated and adjusted prospectively to reflect significant increases in undiscounted expected future cash flows and changes in the contractual benchmark interest rate on variable rate securities. Any prepayment fees on fixed maturities and mortgage loans are recorded when earned in net investment income. We record the net income from investments in partnerships and joint ventures in net investment income.

Other-Than-Temporary Impairments on Available-For-Sale Securities

We recognize realized investment losses when declines in fair value of debt and equity securities are considered to be an OTTI.

For debt securities, the other-than-temporarily impaired amount is separated into the amount related to a credit loss and is reported as net realized investment losses included in earnings and any amounts related to other factors are recognized in OCI. The credit loss component represents the difference between the amortized cost of the security and the net present value of its projected future cash flows discounted at the effective interest rate implicit in the debt security prior to impairment. Any remaining difference between the fair value and amortized cost is recognized in AOCI. Subsequent to the recognition of an OTTI, the impaired security is accounted for as if it had been purchased on the date of impairment at an amortized cost basis equal to the previous amortized cost basis less the OTTI recognized in earnings. We will continue to estimate the present value of future expected cash flows and, if significantly greater than the new cost basis, we will accrete the difference as investment income on a prospective basis once the Company has determined that the interest income is likely to be collected.

In evaluating whether a decline in value is other-than-temporary, we consider several factors including, but not limited to, the following:

•	the extent and the duration of the decline;

•	the reasons for the decline in value (credit event, interest related or market fluctuations);

•	our intent to sell the security, or whether it is more likely than not that we will be required to sell it before recovery; and

•	the financial condition and near term prospects of the issuer.

An impairment of a debt security, or certain equity securities with debt-like characteristics, is deemed other-than-temporary if:

•	we either intend to sell the security, or it is more likely than not that we will be required to sell the security before recovery; or

•	it is probable we will be unable to collect cash flows sufficient to recover the amortized cost basis of the security.

An equity security impairment is deemed other-than-temporary if:

•	the security has traded at a significant discount to cost for an extended period of time; or

•	we determined we may not realize the full recovery on our investment.

Equity securities are determined to be other-than-temporarily impaired based on management judgment and the consideration of the issuer’s financial condition along with other relevant facts and circumstances. Those securities which have been in a continuous decline for over twelve months and declines in value that are severe and rapid are considered for reasonability of whether the impairment would be temporary. Although there may be sustained losses for over twelve months or losses that are severe and rapid, additional information related to the issuer performance may indicate that such losses are not other-than-temporary.

F-24

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

3. Basis of Presentation and Significant Accounting Policies (continued)

Impairments due to deterioration in credit that result in a conclusion that the present value of cash flows expected to be collected will not be sufficient to recover the amortized cost basis of the security are considered other-than-temporary. Other declines in fair value (for example, due to interest rate changes, sector credit rating changes or company-specific rating changes) that result in a conclusion that the present value of cash flows expected to be collected will not be sufficient to recover the amortized cost basis of the security may also result in a conclusion that an OTTI has occurred.

On a quarterly basis, we evaluate securities in an unrealized loss position for potential recognition of an OTTI. In addition, we maintain a watch list of securities in default, near default or otherwise considered by our investment professionals as being distressed, potentially distressed or requiring a heightened level of scrutiny. We also identify securities whose fair value has been below amortized cost on a continuous basis for zero to six months, six months to 12 months and greater than 12 months.

We employ a comprehensive process to determine whether or not a security in an unrealized loss position is other-than-temporarily impaired. This assessment is done on a security-by-security basis and involves significant management judgment. The assessment of whether impairments have occurred is based on management’s evaluation of the underlying reasons for the decline in estimated fair value. The Company’s review of its fixed maturity and equity securities for impairments includes an analysis of the total gross unrealized losses by severity and/or age of the gross unrealized loss. An extended and severe decline in value on a fixed maturity security may not have any impact on the ability of the issuer to service all scheduled interest and principal payments and the Company’s evaluation of recoverability of all contractual cash flows or the ability to recover an amount at least equal to its amortized cost based on the present value of the expected future cash flows to be collected. In contrast, for certain equity securities, greater weight and consideration are given by the Company to an extended decline in market value and the likelihood such market value decline will recover.

Specifically for structured securities, to determine whether a collateralized security is impaired, we obtain underlying data from the security’s trustee and analyze it for performance trends. A security-specific stress analysis is performed using the most recent trustee information. This analysis forms the basis for our determination of the future expected cash flows to be collected for the security.

The closed block policyholder dividend obligation, applicable DAC and applicable income taxes, which offset realized investment gains and losses and OTTIs, are each reported separately as components of net income.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, amounts due from banks, money market instruments and other debt instruments with original maturities of three months or less. Negative cash balances are reclassified to other liabilities.

Deferred Policy Acquisition Costs

We defer incremental direct costs related to the successful sale of new or renewal contracts. Incremental direct costs are those costs that result directly from and are essential to the sale of a contract. These costs include principally commissions, underwriting and policy issue expenses, all of which vary with and are primarily related to production of new business.

We amortize DAC based on the related policy’s classification. For individual participating life insurance policies, DAC is amortized in proportion to EGMs arising principally from investment results, mortality, dividends to policyholders and expense margins. For universal life, variable universal life and deferred annuities, DAC is amortized in proportion to EGPs as discussed more fully below. EGPs are also used to amortize other assets and liabilities in the Company’s consolidated balance sheets, such as sales inducement assets (“SIA”) and unearned revenue reserves (“URR”). Components of EGPs are used to determine reserves for universal life and fixed, indexed and variable annuity contracts with death and other insurance benefits such as guaranteed minimum death and guaranteed minimum income benefits. Both EGMs and EGPs are based on historical and anticipated future experience which is updated periodically.

In addition, DAC is adjusted through OCI each period as a result of unrealized gains or losses on securities classified as available-for-sale in a process commonly referred to as shadow accounting. This adjustment is required in order to reflect the impact of these unrealized amounts as if these unrealized amounts had been realized.

F-25

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

3. Basis of Presentation and Significant Accounting Policies (continued)

The projection of EGPs and EGMs requires the extensive use of actuarial assumptions, estimates and judgments about the future. Future EGPs and EGMs are generally projected for the estimated lives of the contracts. Assumptions are set separately for each product and are reviewed at least annually based on our current best estimates of future events. The following table summarizes the most significant assumptions used in the categories set forth below:

Significant Assumption	Product	Explanation and Derivation

Separate account investment return	Variable Annuities (7.9% long-term return assumption) Variable Universal Life (8.0% long-term return assumption)
Separate account return assumptions are derived from the long-term returns observed in the asset classes in which the separate accounts are invested. Short-term deviations from the long-term expectations are expected to revert to the long-term assumption over five years.

Interest rates and default rates	Fixed and Indexed Annuities Universal Life Participating Life
Investment returns are based on the current yields and maturities of our fixed income portfolio combined with expected reinvestment rates given current market interest rates. Reinvestment rates are assumed to revert to long-term rates implied by the forward yield curve and long-term default rates. Contractually permitted future changes in credited rates are assumed to help support investment margins.

Mortality / longevity	Universal Life Variable Universal Life Fixed and Indexed Annuities Participating Life
Mortality assumptions are based on Company experience over a rolling five-year period plus supplemental data from industry sources and trends. A mortality improvement assumption is also incorporated into the overall mortality table.These assumptions can vary by issue age, gender, underwriting class and policy duration.

Policyholder behavior – policy persistency	Universal Life Variable Universal Life Variable Annuities Fixed and Indexed Annuities Participating Life
Policy persistency assumptions vary by product and policy year and are updated based on recently observed experience. Policyholders are generally assumed to behave rationally; hence rates are typically lower when surrender penalties are in effect or when policy benefits are more valuable.

Policyholder behavior – premium persistency	Universal Life Variable Universal Life
Future premiums and related fees are projected based on contractual terms, product illustrations at the time of sale and expected policy lapses without value. Assumptions are updated based on recently observed experience and include anticipated changes in behavior based on changes in policy charges if the Company has a high degree of confidence that such changes will be implemented (e.g., change in cost of insurance (“COI”) charges).

Expenses	All products	Projected maintenance expenses to administer policies in force are based on annually updated studies of expenses incurred.

Reinsurance costs / recoveries	Universal Life Variable Universal Life Variable Annuities Participating Life
Projected reinsurance costs are based on treaty terms currently in force. Recoveries are based on the Company’s assumed mortality and treaty terms. Treaty recaptures are based on contract provisions and management’s intentions.

Annually, we complete a comprehensive assumption review where management makes a determination of best estimate assumptions based on a comprehensive review of recent experience and industry trends. Assumption changes resulting from this review may change our estimates of EGPs in the DAC, SIA, and URR models, as well as projections within the death benefit and other insurance benefit reserving models, the profits followed by losses reserve models, and cost of reinsurance models. Throughout the year, we may also update the assumptions and adjust these balances if emerging data indicates a change is warranted. All assumption changes, whether resulting from the annual comprehensive review or from other periodic assessments, are considered an unlock in the period of revision and adjust the DAC, SIA, URR, death and other insurance benefit reserves, profits followed by losses reserve, and cost of reinsurance balances in the consolidated balance sheets with an offsetting benefit or charge to income to reflect such changes in the period of the revision. An unlock that results in an after-tax benefit generally occurs as a result of actual experience or future expectations of product profitability being more favorable than previous estimates. An unlock that results in an after-tax charge generally occurs as a result of actual experience or future expectations of product profitability being less favorable than previous estimates.

F-26

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

3. Basis of Presentation and Significant Accounting Policies (continued)

Our process to assess the reasonableness of the EGPs uses internally developed models together with consideration of applicable recent experience and analysis of market and industry trends and other events. Actual gross profits that vary from management’s estimates in a given reporting period may also result in increases or decreases in the rate of amortization recorded in the period.

An analysis is performed annually to assess if there are sufficient gross profits to recover the DAC associated with business written during the year. If the estimates of gross profits cannot support the recovery of DAC, the amount deferred is reduced to the recoverable amount.

The Company has updated a number of assumptions that have resulted in changes to expected future gross profits. The most significant assumption updates made over the last several years resulting in a change to future gross profits and the amortization of DAC, SIA and URR, as well as changes in PFBL and guaranteed benefit liabilities, are related to long-term expected mortality improvement; changes in expected premium persistency; changes in expected separate account investment returns due to changes in equity markets; changes in expected future interest rates and default rates based on continued experience and expected interest rate changes; changes in lapses and other policyholder behavior assumptions that are updated to reflect more recent policyholder and industry experience; and changes in expected policy administration expenses.

Sales inducements

The Company currently offers bonus payments to contract owners on certain of its individual life and annuity products. Expenses incurred related to bonus payments are deferred and amortized over the life of the related contracts in a pattern consistent with the amortization of DAC. The Company unlocks the assumptions used in the amortization of the deferred sales inducement assets consistent with the unlock of assumptions used in determining EGPs. Deferred sales inducements are included in other assets on the consolidated balance sheets and amortization of deferred sales inducements is included in other operating expense on the consolidated statements of income and comprehensive income.

Premises and equipment

Premises and equipment, consisting primarily of our main office building, are stated at cost less accumulated depreciation and amortization and are included in other assets. We depreciate the building on the straight-line method over 39 years and equipment on the straight-line method over three to seven years. We amortize leasehold improvements over the terms of the related leases or the useful life of the improvement, whichever is shorter.

Separate account assets and liabilities

Separate account assets related to policyholder funds are carried at fair value with an equivalent amount recorded as separate account liabilities. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues and the related liability increases are excluded from benefits and expenses. Fees assessed to the contract owners for management services are included in revenues when services are rendered.

Policy liabilities and accruals

Policy liabilities and accruals include future benefit liabilities for certain life and annuity products. We establish liabilities in amounts adequate to meet the estimated future obligations of policies in force. Future benefit liabilities for traditional life insurance are computed using the net level premium method on the basis of actuarial assumptions as to mortality rates guaranteed in calculating the cash surrender values described in such contracts, contractual guaranteed rates of interest which range from 2.3% to 6.0% and morbidity. Participating insurance represented 20.7% and 20.7% of direct individual life insurance in force at December 31, 2014 and 2013, respectively.

Generally, future policy benefits are payable over an extended period of time and related liabilities are calculated recognizing future expected benefits, expenses and premiums. Such liabilities are established based on methods and underlying assumptions in accordance with U.S. GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policyholder behavior, investment returns, inflation, expenses and other contingent events as appropriate. These assumptions are intended to estimate the experience for the period the policy benefits are payable. Utilizing these assumptions, liabilities are established on a cohort basis, as appropriate. If experience is less favorable than assumed, additional liabilities may be established, resulting in a charge to policyholder benefits and claims.

F-27

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

3. Basis of Presentation and Significant Accounting Policies (continued)

Additional policyholder liabilities for guaranteed benefits on variable annuity and on fixed index annuity contracts are based on estimates of the expected value of benefits in excess of the projected account balance, recognizing the excess over the accumulation period based on total expected assessments. Because these estimates are sensitive to capital market movements, amounts are calculated using multiple future economic scenarios.

Additional policyholder liabilities are established for certain contract features on universal life and variable universal life products that could generate significant reductions to future gross profits (e.g., death benefits when a contract has zero account value and a no-lapse guarantee). The liabilities are accrued over the lifetime of the block based on assessments. The assumptions used in estimating these liabilities are consistent with those used for amortizing DAC and are, thus, subject to the same variability and risk. The assumptions of investment performance and volatility for variable and equity index products are consistent with historical experience of the appropriate underlying equity indices.

We expect that our universal life block of business will generate profits followed by losses and therefore we establish an additional liability to accrue for the expected losses over the period of expected profits. The assumptions used in estimating these liabilities are consistent with those used for amortizing DAC and are subject to the same variability and risk and the results are very sensitive to interest rates.

The liability for universal life-type contracts primarily includes the balance that accrues to the benefit of the policyholders as of the financial statement date, including interest credited at rates which range from 3.0% to 4.5%, amounts that have been assessed to compensate us for services to be performed over future periods, accumulated account deposits, withdrawals and any amounts previously assessed against the policyholder that are refundable. There may also be a liability recorded for contracts that include additional death or other insurance benefit features as discussed above.

The Company periodically reviews its estimates of actuarial liabilities for policyholder benefits and compares them with its actual experience. Differences between actual experience and the assumptions used in pricing these policies and guarantees, as well as in the establishment of the related liabilities, result in variances in profit and could result in losses.

Policy liabilities and accruals also include liabilities for outstanding claims, losses and loss adjustment expenses based on individual case estimates for reported losses and estimates of unreported losses based on past experience. The Company does not establish claim liabilities until a loss has occurred. However, unreported losses and loss adjustment expenses includes estimates of claims that the Company believes have been incurred but have not yet been reported as of the balance sheet date.

Embedded derivatives

Certain contracts contain guarantees that are accounted for as embedded derivative instruments. These guarantees are assessed to determine if a separate instrument with the same terms would qualify as a derivative and if they are not clearly and closely related to the economic characteristics of the host contract. Contract guarantees that meet these criteria are reported separately from the host contract and reported at fair value.

The guaranteed minimum withdrawal benefit (“GMWB”), guaranteed minimum accumulation benefit (“GMAB”) and combination rider (“COMBO”) represent embedded derivative liabilities in the variable annuity contracts. These liabilities are accounted for at fair value within policyholder deposit funds on the consolidated balance sheets with changes in the fair value of embedded derivatives recorded in realized investment gains on the consolidated statements of income and comprehensive income. The fair value of the GMWB, GMAB and COMBO obligation is calculated based on actuarial and capital market assumptions related to the projected cash flows, including benefits and related contract charges, over the lives of the contracts, incorporating expectations concerning policyholder behavior. As markets change, contracts mature and actual policyholder behavior emerges, these assumptions are continually evaluated and may from time to time be adjusted.

Fixed indexed annuities offer a variety of index options: policy credits that are calculated based on the performance of an outside equity market or other index over a specified term. The index options represent embedded derivative liabilities accounted for at fair value within policyholder deposit funds on the consolidated balance sheets with changes in fair value recorded in realized investment gains and losses in the consolidated statements of income and comprehensive income. The fair value of these index options is based on the impact of projected interest rates and equity markets and is discounted using the projected interest rate. Several additional inputs reflect our internally developed assumptions related to lapse rates and policyholder behavior.

F-28

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

3. Basis of Presentation and Significant Accounting Policies (continued)

See Note 10 to these consolidated financial statements for additional information regarding embedded derivatives.

Policyholder deposit funds

Amounts received as payment for certain deferred annuities and other contracts without life contingencies are reported as deposits to policyholder deposit funds. The liability for deferred annuities and other contracts without life contingencies is equal to the balance that accrues to the benefit of the contract owner as of the financial statement date which includes the accumulation of deposits plus interest credited, less withdrawals and amounts assessed through the financial statement date as well as accumulated policyholder dividends and the liability representing the fair value of embedded derivatives associated with those contracts.

Contingent liabilities

Management evaluates each contingent matter separately and in aggregate. Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable.

Demutualization and closed block

The closed block assets, including future assets from cash flows generated by the assets and premiums and other revenues from the policies in the closed block, will benefit only holders of the policies in the closed block. The principal cash flow items that affect the amount of closed block assets and liabilities are premiums, net investment income, investment purchases and sales, policyholder benefits, policyholder dividends, premium taxes and income taxes. The principal income and expense items excluded from the closed block are management and maintenance expenses, commissions, investment income and realized investment gains and losses on investments held outside the closed block that support the closed block business. All of these excluded income and expense items enter into the determination of EGMs of closed block policies for the purpose of amortization of DAC.

In our financial statements, we present closed block assets, liabilities, revenues and expenses together with all other assets, liabilities, revenues and expenses. Within closed block liabilities, we have established a policyholder dividend obligation to record an additional liability to closed block policyholders for cumulative closed block earnings in excess of expected amounts calculated at the date of demutualization. These closed block earnings will not inure to shareholders, but will result in additional future dividends to closed block policyholders unless otherwise offset by future performance of the closed block that is less favorable than expected.

Revenue recognition

We recognize premiums for participating life insurance products and other life insurance products as revenue when due from policyholders. We match benefits, losses and related expenses with premiums over the related contract periods.

Amounts received as payment for universal life, variable universal life and other investment-type contracts are considered deposits and are not included in premiums. Revenues from these products consist primarily of fees assessed during the period against the policyholders’ account balances for mortality charges, policy administration charges and surrender charges. Fees assessed that represent compensation for services to be provided in the future are deferred and amortized into revenue over the life of the related contracts in proportion to EGPs.

Certain variable annuity contracts and fixed index annuity contract riders provide the holder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount. The fee for these riders is recorded in fee income. These benefits are accounted for as insurance benefits. Certain variable annuity contracts features and fixed index annuity index options are considered embedded derivatives. See Note 10 to these consolidated financial statements for additional information.

F-29

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

3. Basis of Presentation and Significant Accounting Policies (continued)

Reinsurance

Premiums, policy benefits and operating expenses related to our traditional life and term insurance policies are stated net of reinsurance ceded to other companies, except for amounts associated with certain modified coinsurance contracts which are reflected in the Company’s financial statements based on the application of the deposit method of accounting. Estimated reinsurance recoverables and the net estimated cost of reinsurance are recognized over the life of the reinsured treaty using assumptions consistent with those used to account for the policies subject to the reinsurance.

For universal life and variable universal life contracts, reinsurance premiums and ceded benefits are reflected net within policy benefits. Reinsurance recoverables are recognized in the same period as the related reinsured claim. The net cost or benefit of reinsurance (the present value of all expected ceded premium payments and expected future benefit payments) is recognized over the life of the reinsured treaty using assumptions consistent with those used to account for the policies subject to the reinsurance.

Operating expenses

Operating expenses are recognized on the accrual basis which are allocated to us. Expenses allocated may not be indicative of a standalone company. See Note 19 to these consolidated financial statements for additional information regarding the service agreement.

Income taxes

Income tax expense or benefit is recognized based upon amounts reported in the financial statements and the provisions of currently enacted tax laws. Deferred tax assets and/or liabilities are determined by multiplying the differences between the financial reporting and tax reporting bases for assets and liabilities by the enacted tax rates expected to be in effect when such differences are recovered or settled. Valuation allowances on deferred tax assets are recorded to the extent that management concludes that it is more likely than not that an asset will not be realized.

We recognize current income tax assets and liabilities for estimated income taxes refundable or payable based on the income tax returns. We recognize deferred income tax assets and liabilities for the estimated future income tax effects of temporary differences and carryovers. Temporary differences are the differences between the financial statement carrying amounts of assets and liabilities and their tax bases, as well as the timing of income or expense recognized for financial reporting and tax purposes of items not related to assets or liabilities. If necessary, we establish valuation allowances to reduce the carrying amount of deferred income tax assets to amounts that are more likely than not to be realized. We periodically review the adequacy of these valuation allowances and record any increase or reduction in allowances in accordance with intraperiod allocation rules. We assess all significant tax positions to determine if a liability for an uncertain tax position is necessary and, if so, the impact on the current or deferred income tax balances. Also, if indicated, we recognize interest or penalties related to income taxes as a component of the income tax provision.

We are included in the consolidated federal income tax return filed by PNX and are party to a tax sharing agreement by and among PNX and its subsidiaries. In accordance with this agreement, federal income taxes are allocated as if they had been calculated on a separate company basis, except that benefits for any net operating losses or other tax credits generated by the Company will be provided at the earlier of when such loss or credit is utilized in the consolidated federal tax return and when the tax attribute would have otherwise expired.

Within the consolidated tax return, we are required by regulations of the Internal Revenue Service (“IRS”) to segregate the entities into two groups: life insurance companies and non-life insurance companies. We are limited as to the amount of any operating losses from the non-life group that can be offset against taxable income of the life group. These limitations may affect the amount of any operating loss carryovers that we have now or in the future.

Audit fees and other professional services associated with the Restatement

Professional fees associated with the restatement of our prior period financial statements are recognized and expensed as incurred. The fees associated with the restatement of the 2012 financial statements totaled $22.7 million in 2013. There were no restatement expenses allocated to the Company in 2014.

F-30

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

4. Reinsurance

We use reinsurance agreements to limit potential losses, reduce exposure to larger risks and provide capital relief with regard to certain reserves.

The amount of risk ceded depends on our evaluation of the specific risk and applicable retention limits. For business sold prior to December 31, 2010, our retention limit on any one life is $10 million for single life and joint first-to-die policies and $12 million for joint last-to-die policies. Beginning January 1, 2011, our retention limit on new business is $5 million for single life and joint first-to-die policies and $6 million for second-to-die policies. We also assume reinsurance from other insurers.

Our reinsurance program cedes various types of risks to other reinsurers primarily under yearly renewable term and coinsurance agreements. Yearly renewable term and coinsurance agreements result in passing all or a portion of the risk to the reinsurer. Under coinsurance agreements on our traditional and term insurance policies, the reinsurer receives a proportionate amount of the premiums less an allowance for commissions and expenses and is liable for a corresponding proportionate amount of all benefit payments. Under our yearly renewable term agreements, the ceded premium represents a charge for the death benefit coverage.

Effective October 1, 2009, PHL Variable Insurance Company (“PHL Variable”) and Phoenix Life and Annuity Company coinsured all the benefit risks, net of existing reinsurance, on their term insurance business in force.

Trust agreements and irrevocable letters of credit aggregating $45.8 million at December 31, 2014 have been arranged with commercial banks in our favor to collateralize the ceded reserves. This includes $2.8 million of irrevocable letters of credit related to our discontinued group accident and health reinsurance operations.

We assume and cede business related to our discontinued group accident and health reinsurance operations. While we are not writing any new contracts, we are contractually obligated to continue to assume and cede premiums related to existing contracts. See Note 20 to these consolidated financial statements for additional information.

Reinsurance recoverable includes balances due from reinsurers for paid and unpaid losses and is presented net of an allowance for uncollectable reinsurance. The reinsurance recoverable balance is $559.1 million and $598.1 million as of December 31, 2014 and 2013, respectively. Other reinsurance activity is shown below.

F-31

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

4. Reinsurance (continued)

Direct Business and Reinsurance in Continuing Operations:	For the years ended December 31,
($ in millions)	2014	2013	2012
		As restated	As revised

Direct premiums	$473.2	$501.8	$565.3
Premiums assumed	9.7	11.8	11.8
Premiums ceded [1]	(150.8)	(162.0)	(174.8)
Premiums	$332.1	$351.6	$402.3
Percentage of amount assumed to net premiums	2.9%	3.4%	2.9%

Direct policy benefits incurred	$785.3	$819.1	$812.9
Policy benefits assumed	42.5	22.7	68.7
Policy benefits ceded	(241.9)	(265.4)	(270.3)
Premiums paid [2]	95.8	83.1	96.9
Policy benefits [3]	$681.7	$659.5	$708.2

Direct life insurance in force	$95,811.4	$102,405.6	$111,682.7
Life insurance in force assumed	1,721.0	1,678.2	1,756.7
Life insurance in force ceded	(58,022.4)	(62,553.8)	(69,674.5)
Life insurance in force	$39,510.0	$41,530.0	$43,764.9
Percentage of amount assumed to net insurance in force	4.4%	4.0%	4.0%
———————

[1]	Primarily represents premiums ceded to reinsurers related to traditional whole life and term insurance policies.

[2]
For universal life and variable universal life contracts, premiums paid to reinsurers are reflected within policy benefits. See Note 3 to these consolidated financial statements for additional information regarding significant accounting policies.

[3]
Policy benefit amounts above exclude changes in reserves, interest credited to policyholders and other items, which total $437.5 million, $305.6 million and $454.2 million, net of reinsurance, for the years ended December 31, 2014, 2013 and 2012, respectively.

We remain liable to the extent that reinsuring companies may not be able to meet their obligations under reinsurance agreements in effect. Failure of the reinsurers to honor their obligations could result in losses to the Company. Since we bear the risk of nonpayment, on a quarterly basis we evaluate the financial condition of our reinsurers and monitor concentrations of credit risk. Based on our review of their financial statements, reputation in the reinsurance marketplace and other relevant information, we believe that we have no material exposure to uncollectible life reinsurance. At December 31, 2014, five major reinsurance companies account for approximately 67% of the reinsurance recoverable.

5.    Demutualization and Closed Block

In 1999, we began the process of reorganizing and demutualizing our then principal operating company, Phoenix Home Life. We completed the process in June 2001, when all policyholder membership interests in this mutual company were extinguished and eligible policyholders of the mutual company received shares of PNX common stock, together with cash and policy credits, as compensation. To protect the future dividends of these policyholders, we also established a closed block for their existing policies.

Because closed block liabilities exceed closed block assets, we have a net closed block liability at December 31, 2014 and 2013, respectively. This net liability represents the maximum future earnings contribution to be recognized from the closed block and the change in this net liability each period is in the earnings contribution recognized from the closed block for the period. To the extent that actual cash flows differ from amounts anticipated, we may adjust policyholder dividends. If the closed block has excess funds, those funds will be available only to the closed block policyholders. However, if the closed block has insufficient funds to make policy benefit payments that are guaranteed, the payments will be made from assets outside of the closed block.

F-32

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

5. Demutualization and Closed Block (continued)

Closed Block Assets and Liabilities:	As of December 31,
($ in millions)	2014	2013	Inception
		As restated

Available-for-sale debt securities	$5,877.0	$5,753.4	$4,773.1
Available-for-sale equity securities	91.7	76.5	—
Short-term investments	—	106.9	—
Limited partnerships and other investments	343.4	345.0	399.0
Policy loans	1,159.1	1,201.6	1,380.0
Fair value investments	59.8	42.5	—
Total closed block investments	7,531.0	7,525.9	6,552.1
Cash and cash equivalents	89.6	78.2	—
Accrued investment income	80.7	81.7	106.8
Reinsurance recoverable	19.1	26.8	—
Deferred income taxes, net	290.3	285.4	389.4
Other closed block assets	67.4	58.2	41.4
Total closed block assets	8,078.1	8,056.2	7,089.7
Policy liabilities and accruals	8,058.2	8,258.4	8,301.7
Policyholder dividends payable	201.9	207.8	325.1
Policy dividend obligation	714.8	497.7	—
Other closed block liabilities	48.0	65.9	12.3
Total closed block liabilities	9,022.9	9,029.8	8,639.1
Excess of closed block liabilities over closed block assets [1]	944.8	973.6	$1,549.4
Less: Excess of closed block assets over closed block liabilities attributable to noncontrolling interests	(11.8)	(8.0)
Excess of closed block liabilities over closed block assets attributable to Phoenix Life Insurance Company	$956.6	$981.6
———————

[1]
The maximum future earnings summary to inure to the benefit of the stockholders is represented by the excess of closed block liabilities over closed block assets. All unrealized investment gains (losses), net of income tax, have been allocated to the policyholder dividend obligation.

F-33

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

5. Demutualization and Closed Block (continued)

Closed Block Revenues and Expenses and Changes in Policyholder Dividend Obligations:	For the years ended December 31,
($ in millions)	2014	2013	2012
		As restated	As revised
Closed block revenues
Premiums	$301.8	$317.8	$369.5
Net investment income	411.1	409.6	453.3
Net realized investment gains (losses)	12.8	16.6	9.2
Total revenues	725.7	744.0	832.0
Policy benefits	438.4	464.5	493.8
Other operating expenses	2.7	5.3	3.0
Total benefits and expenses	441.1	469.8	496.8
Closed block contribution to income before dividends and income taxes	284.6	274.2	335.2
Policyholder dividends	(244.6)	(235.7)	(291.8)
Closed block contribution to income before income taxes	40.0	38.5	43.4
Applicable income tax expense	13.3	13.4	15.0
Closed block contribution to income	26.7	25.1	28.4
Less: Closed block contribution to income attributable to noncontrolling interests	2.0	0.3	0.5
Closed block contribution to income attributable to Phoenix Life Insurance Company	$24.7	$24.8	$27.9

Policyholder dividend obligation
Policyholder dividends provided through earnings	$244.6	$235.7	$291.8
Policyholder dividends provided through OCI	138.8	(308.4)	165.7
Additions to (reductions of) policyholder dividend liabilities	383.4	(72.7)	457.5
Policyholder dividends paid	(172.2)	(178.6)	(214.5)
Increase (decrease) in policyholder dividend liabilities	211.2	(251.3)	243.0
Policyholder dividend liabilities, beginning of period	705.5	956.8	713.8
Policyholder dividend liabilities, end of period	916.7	705.5	956.8
Policyholder dividends payable, end of period	(201.9)	(207.8)	(223.8)
Policyholder dividend obligation, end of period	$714.8	$497.7	$733.0

The policyholder dividend obligation includes approximately $277.9 million and $202.1 million, respectively, for cumulative closed block earnings in excess of expected amounts calculated at the date of demutualization as of December 31, 2014 and 2013, respectively. These closed block earnings will not inure to stockholders, but will result in additional future dividends to closed block policyholders unless otherwise offset by future performance of the closed block that is less favorable than expected. If actual cumulative performance is less favorable than expected, only actual earnings will be recognized in net income. As of December 31, 2014 and 2013, the policyholder dividend obligation also includes $436.9 million and $295.6 million, respectively, of net unrealized gains on investments supporting the closed block liabilities.

F-34

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

6. Deferred Policy Acquisition Costs

The balances of and changes in DAC as of and for the years ended December 31, are as follows:

Changes in Deferred Policy Acquisition Costs:	For the years ended December 31,
($ in millions)	2014	2013	2012
		As restated	As revised

Balance, beginning of period	$972.9	$917.1	$1,125.7
Policy acquisition costs deferred	84.4	67.6	69.2
Costs amortized to expenses:
Recurring costs	(133.4)	(120.6)	(143.3)
Assumption unlocking	(4.4)	25.4	(55.6)
Realized investment gains (losses)	14.4	(10.6)	0.8
Offsets to net unrealized investment gains or losses included in AOCI	(52.9)	94.0	(79.7)
Balance, end of period	$881.0	$972.9	$917.1

During the years ended December 31, 2014, 2013 and 2012, deferred expenses primarily consisted of third-party commissions related to fixed indexed annuity sales.

7.    Sales Inducements

The balances of and changes in sales inducements as of and for the years ended December 31, are as follows:

Changes in Deferred Sales Inducement Activity:	For the years ended December 31,
($ in millions)	2014	2013	2012
		As restated	As revised

Balance, beginning of period	$77.4	$63.9	$51.2
Sales inducements deferred	17.5	10.6	15.4
Amortization charged to income	(8.0)	(8.5)	(5.7)
Offsets to net unrealized investment gains or losses included in AOCI	(7.5)	11.4	3.0
Balance, end of period	$79.4	$77.4	$63.9

8.    Investing Activities

Debt and equity securities

The following tables present the debt and equity securities available-for-sale by sector held at December 31, 2014 and 2013, respectively. The unrealized loss amounts presented below include the non-credit loss component of OTTI losses. We classify these investments into various sectors in line with industry conventions.

F-35

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

8. Investing Activities (continued)

Fair Value and Cost of Securities:	As of December 31, 2014
($ in millions)	Amortized Cost	Gross Unrealized Gains [1]	Gross Unrealized Losses [1]	Fair Value	OTTI Recognized in AOCI [2]

U.S. government and agency	$388.3	$55.2	$(0.1)	$443.4	$—
State and political subdivision	518.3	42.1	(2.5)	557.9	(1.1)
Foreign government	205.8	26.5	(1.4)	230.9	—
Corporate	7,949.7	533.9	(74.6)	8,409.0	(8.3)
Commercial mortgage-backed (“CMBS”)	602.9	48.4	(0.1)	651.2	(1.2)
Residential mortgage-backed (“RMBS”)	1,862.2	81.6	(11.9)	1,931.9	(25.5)
Collateralized debt obligation (“CDO”) / collateralized loan obligation (“CLO”)	197.5	2.7	(3.3)	196.9	(13.9)
Other asset-backed (“ABS”)	260.0	13.4	(4.7)	268.7	(1.8)
Available-for-sale debt securities	$11,984.7	$803.8	$(98.6)	$12,689.9	$(51.8)

Amounts applicable to the closed block	$5,451.3	$458.1	$(32.4)	$5,877.0	$(14.7)

Available-for-sale equity securities	$156.0	$25.1	$(1.6)	$179.5	$—

Amounts applicable to the closed block	$80.5	$12.3	$(1.1)	$91.7	$—
———————

[1]	Net unrealized investment gains and losses on securities classified as available-for-sale and certain other assets are included in our consolidated balance sheets as a component of AOCI.

[2]
Represents the amount of non-credit OTTI losses recognized in AOCI excluding net unrealized gains or losses subsequent to the date of impairment. The table above presents the special category of AOCI for debt securities that are other-than-temporarily impaired when the impairment loss has been split between the credit loss component (in earnings) and the non-credit component (separate category of AOCI).

Fair Value and Cost of Securities:	As of December 31, 2013, as restated
($ in millions)	Amortized Cost	Gross Unrealized Gains [1]	Gross Unrealized Losses [1]	Fair Value	OTTI Recognized in AOCI [2]

U.S. government and agency	$370.2	$36.2	$(2.6)	$403.8	$—
State and political subdivision	402.5	18.2	(10.2)	410.5	(1.1)
Foreign government	194.0	16.6	(0.7)	209.9	—
Corporate	7,271.1	424.8	(135.7)	7,560.2	(8.8)
CMBS	681.2	35.8	(3.2)	713.8	(3.4)
RMBS	1,892.5	41.9	(37.4)	1,897.0	(26.5)
CDO/CLO	220.5	5.8	(5.1)	221.2	(15.3)
Other ABS	311.1	14.8	(7.5)	318.4	(1.8)
Available-for-sale debt securities	$11,343.1	$594.1	$(202.4)	$11,734.8	$(56.9)

Amounts applicable to the closed block	$5,465.0	$362.6	$(74.2)	$5,753.4	$(16.5)

Available-for-sale equity securities	$119.3	$23.9	$(5.2)	$138.0	$—

Amounts applicable to the closed block	$69.3	$10.1	$(2.9)	$76.5	$—
———————

[1]	Net unrealized investment gains and losses on securities classified as available-for-sale and certain other assets are included in our consolidated balance sheets as a component of AOCI.

[2]
Represents the amount of non-credit OTTI losses recognized in AOCI excluding net unrealized gains or losses subsequent to the date of impairment. The table above presents the special category of AOCI for debt securities that are other-than-temporarily impaired when the impairment loss has been split between the credit loss component (in earnings) and the non-credit component (separate category of AOCI).

F-36

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

8. Investing Activities (continued)

Maturities of Debt Securities:	As of December 31, 2014
($ in millions)	Amortized Cost	Fair Value

Due in one year or less	$373.3	$379.1
Due after one year through five years	2,071.4	2,202.0
Due after five years through ten years	3,528.7	3,673.5
Due after ten years	3,088.7	3,386.6
CMBS/RMBS/ABS/CDO/CLO [1]	2,922.6	3,048.7
Total	$11,984.7	$12,689.9
———————

[1]	CMBS, RMBS, ABS, CDO and CLO are not listed separately in the table as each security does not have a single fixed maturity.

The maturities of debt securities, as of December 31, 2014, are summarized in the table above by contractual maturity. Actual maturities may differ from contractual maturities as certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties, and we have the right to put or sell certain obligations back to the issuers.

The following table depicts the sources of available-for-sale investment proceeds and related investment gains (losses).

Sales of Available-for-Sale Securities:	As of December 31,
($ in millions)	2014	2013	2012
		As restated	As revised
Debt securities, available-for-sale
Proceeds from sales	$446.1	$532.2	$346.4
Proceeds from maturities/repayments	1,219.8	1,542.4	1,514.7
Gross investment gains from sales, prepayments and maturities	41.5	44.8	46.3
Gross investment losses from sales and maturities	(17.4)	(1.9)	(11.4)

Equity securities, available-for-sale
Proceeds from sales	$24.2	$12.7	$22.5
Gross investment gains from sales	10.4	4.1	14.4
Gross investment losses from sales	(1.0)	(3.8)	(0.4)

F-37

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

8. Investing Activities (continued)

Aging of Temporarily Impaired Securities:	As of December 31, 2014
($ in millions)	Less than 12 months		Greater than 12 months		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Debt Securities
U.S. government and agency	$—	$—	$2.7	$(0.1)	$2.7	$(0.1)
State and political subdivision	11.6	(0.6)	31.1	(1.9)	42.7	(2.5)
Foreign government	15.7	(1.4)	—	—	15.7	(1.4)
Corporate	643.0	(23.5)	652.8	(51.1)	1,295.8	(74.6)
CMBS	12.6	—	10.9	(0.1)	23.5	(0.1)
RMBS	8.4	(0.2)	226.7	(11.7)	235.1	(11.9)
CDO/CLO	57.9	(0.5)	96.3	(2.8)	154.2	(3.3)
Other ABS	13.8	(0.1)	16.0	(4.6)	29.8	(4.7)
Debt securities	763.0	(26.3)	1,036.5	(72.3)	1,799.5	(98.6)
Equity securities	5.6	(0.7)	15.2	(0.9)	20.8	(1.6)
Total temporarily impaired securities	$768.6	$(27.0)	$1,051.7	$(73.2)	$1,820.3	$(100.2)
Amounts inside the closed block	$266.8	$(11.7)	$387.8	$(21.8)	$654.6	$(33.5)
Amounts outside the closed block	$501.8	$(15.3)	$663.9	$(51.4)	$1,165.7	$(66.7)
Amounts outside the closed block that are below investment grade	$84.2	$(4.1)	$50.4	$(6.6)	$134.6	$(10.7)
Number of securities		158		210		368

Unrealized losses on below-investment-grade debt securities outside the closed block and inside the closed block with a fair value depressed by more than 20% of amortized cost totaled $3.2 million and $1.7 million, respectively, at December 31, 2014, of which $2.1 million and $0.1 million, respectively, were depressed by more than 20% of amortized cost for more than 12 months.

As of December 31, 2014, available-for-sale securities in an unrealized loss position for over 12 months consisted of 200 debt securities and 10 equity securities. These debt securities primarily relate to corporate securities, RMBS and other ABS, which have depressed values due primarily to an increase in interest rates since the purchase of these securities. Unrealized losses were not recognized in earnings on these debt securities since the Company neither intends to sell the securities nor do we believe that it is more likely than not that it will be required to sell these securities before recovery of their amortized cost basis. Additionally, based on a security-by-security analysis, we expect to recover the entire amortized cost basis of these securities. In our evaluation of each security, management considers the actual recovery periods for these securities in previous periods of broad market declines. For securities with significant declines, individual security level analysis was performed, which considered any credit enhancements, expectations of defaults on underlying collateral and other available market data, including industry analyst reports and forecasts. Similarly, for equity securities in an unrealized loss position for greater than 12 months, management performed an analysis on a security-by-security basis. Although there may be sustained losses for greater than 12 months on these securities, additional information was obtained related to company performance which did not indicate that the additional losses were other-than-temporary.

F-38

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

8. Investing Activities (continued)

Aging of Temporarily Impaired Securities:	As of December 31, 2013, as restated
($ in millions)	Less than 12 months		Greater than 12 months		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Debt Securities
U.S. government and agency	$48.0	$(2.1)	$3.0	$(0.5)	$51.0	$(2.6)
State and political subdivision	120.1	(7.6)	10.7	(2.6)	130.8	(10.2)
Foreign government	41.0	(0.7)	—	—	41.0	(0.7)
Corporate	1,701.5	(86.5)	325.3	(49.2)	2,026.8	(135.7)
CMBS	93.7	(2.7)	10.4	(0.5)	104.1	(3.2)
RMBS	773.5	(24.4)	144.4	(13.0)	917.9	(37.4)
CDO/CLO	64.1	(0.6)	94.1	(4.5)	158.2	(5.1)
Other ABS	22.3	(0.1)	29.5	(7.4)	51.8	(7.5)
Debt securities	2,864.2	(124.7)	617.4	(77.7)	3,481.6	(202.4)
Equity securities	55.3	(4.3)	3.7	(0.9)	59.0	(5.2)
Total temporarily impaired securities	$2,919.5	$(129.0)	$621.1	$(78.6)	$3,540.6	$(207.6)
Amounts inside the closed block	$1,172.7	$(48.7)	$238.4	$(28.4)	$1,411.1	$(77.1)
Amounts outside the closed block	$1,746.8	$(80.3)	$382.7	$(50.2)	$2,129.5	$(130.5)
Amounts outside the closed block that are below investment grade	$76.4	$(3.4)	$52.9	$(7.9)	$129.3	$(11.3)
Number of securities		475		155		630

Unrealized losses on below-investment-grade debt securities outside the closed block and inside the closed block with a fair value depressed by more than 20% of amortized cost totaled $5.1 million and $4.8 million, respectively, at December 31, 2013, of which $2.7 million and $0, respectively, were depressed by more than 20% of amortized cost for more than 12 months.

As of December 31, 2013, available-for-sale securities in an unrealized loss position for over 12 months consisted of 149 debt securities and six equity securities. These debt securities primarily relate to corporate securities, RMBS and other ABS, which have depressed values due primarily to an increase in interest rates since the purchase of these securities. Unrealized losses were not recognized in earnings on these debt securities since the Company neither intends to sell the securities nor do we believe that it is more likely than not that it will be required to sell these securities before recovery of their amortized cost basis. Additionally, based on a security-by-security analysis, we expect to recover the entire amortized cost basis of these securities. In our evaluation of each security, management considers the actual recovery periods for these securities in previous periods of broad market declines. For securities with significant declines, individual security level analysis was performed, which considered any credit enhancements, expectations of defaults on underlying collateral and other available market data, including industry analyst reports and forecasts. Similarly, for equity securities in an unrealized loss position for greater than 12 months, management performed an analysis on a security-by-security basis. Although there may be sustained losses for greater than 12 months on these securities, additional information was obtained related to company performance which did not indicate that the additional losses were other-than-temporary.

Evaluating temporarily impaired available-for-sale securities

In management’s evaluation of temporarily impaired securities, many factors about individual issuers of securities as well as our best judgment in determining the cause of a decline in the estimated fair value are considered in the assessment of potential near-term recovery in the security’s value. Some of those considerations include, but are not limited to: (i) duration of time and extent to which the estimated fair value has been below cost or amortized cost; (ii) for debt securities, if the Company has the intent to sell or will more likely than not be required to sell a particular security before the decline in estimated fair value below amortized cost recovers; (iii) whether the issuer is experiencing significant financial difficulties and the potential for impairments of that issuer’s securities; (iv) pervasive issues across an entire industry sector/sub-sector; and (v) for structured securities, assessing any changes in the forecasted cash flows, the quality of underlying collateral, expectations of prepayment speeds, loss severity and payment priority of tranches held.

F-39

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

8. Investing Activities (continued)

Other-than-temporary impairments

Management assessed all securities in an unrealized loss position in determining whether impairments were temporary or other-than-temporary. In reaching its conclusions, management exercised significant judgment and used a number of issuer-specific quantitative indicators and qualitative judgments to assess the probability of receiving a given security’s contractual cash flows. This included the issue’s implied yield to maturity, cumulative default rate based on rating, comparisons of issue-specific spreads to industry or sector spreads, specific trading activity in the issue and other market data such as recent debt tenders and upcoming refinancing requirements. Management also reviewed fundamentals such as issuer credit and liquidity metrics, business outlook and industry conditions. Management maintains a watch list of securities that is reviewed for impairments. Each security on the watch list was evaluated, analyzed and discussed, with the positive and negative factors weighed in the ultimate determination of whether or not the security was other-than-temporarily impaired. For securities for which no OTTI was ultimately indicated at December 31, 2014, management does not have the intention to sell, nor does it expect to be required to sell, these securities prior to their recovery.

OTTIs recorded on available-for-sale debt and equity securities were $8.1 million in 2014, $11.8 million in 2013 and $27.5 million in 2012. The 2014 impairments were driven primarily by deterioration in issuer credit and liquidity metrics, and business outlook.

The following table presents a roll-forward of pre-tax credit losses recognized in earnings related to available-for-sale debt securities for which a portion of the OTTI was recognized in OCI.

Credit Losses Recognized in Earnings on Available-for-Sale Debt Securities for which a Portion of the OTTI Loss was Recognized in OCI:	As of December 31,
($ in millions)	2014	2013	2012
		As restated	As revised

Balance, beginning of period	$(69.9)	$(71.1)	$(77.8)
Add: Credit losses on securities not previously impaired [1]	—	(1.1)	(6.7)
Add: Credit losses on securities previously impaired [1]	—	(4.1)	(13.1)
Less: Credit losses on securities impaired due to intent to sell	—	—	—
Less: Credit losses on securities sold	19.0	6.4	26.5
Less: Increases in cash flows expected on previously impaired securities	—	—	—
Balance, end of period	$(50.9)	$(69.9)	$(71.1)
———————

[1]
Additional credit losses on securities for which a portion of the OTTI loss was recognized in AOCI are included within net OTTI losses recognized in earnings on the consolidated statements of income and comprehensive income.

F-40

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

8. Investing Activities (continued)

Limited partnerships and other investments

Limited Partnerships and Other Investments:	As of December 31,
($ in millions)	2014	2013
		As restated
Limited partnerships
Private equity funds	$241.1	$240.8
Mezzanine funds	162.4	180.4
Infrastructure funds	38.9	38.1
Hedge funds	10.7	13.0
Mortgage and real estate funds	3.7	3.3
Leveraged leases	11.8	16.8
Direct equity investments	49.6	44.5
Life settlements	19.2	18.4
Other alternative assets	2.2	2.8
Limited partnerships and other investments	$539.6	$558.1
Amounts applicable to the closed block	$343.4	$345.0

Equity method investees

The Company uses equity method accounting when it has more than a minor interest or influence of the partnership’s or limited liability company’s (“LLCs”) operations but does not have a controlling interest. Equity method income is recognized as earned by the investee. Management views the information reported from the underlying funds as the best information available to record its investments. Further, management is in direct communication with the fund managers to ensure accuracy of ending capital balances.

The following tables present the aggregated summarized financial information of certain equity method investees in limited partnerships and LLCs. For all three periods, the equity in earnings that we record through net investment income of these equity method investees in aggregate exceeds 10% of the Company’s income from continuing operations before income taxes.

Aggregated Summarized Balance Sheet Information of Equity Method Investees:	As of December 31,
($ in millions)	2014	2013
		As restated

Total assets	$58,694.1	$56,434.1
Total liabilities	$1,630.2	$1,654.0

Aggregated Net Investment Income:	For the years ended December 31,
($ in millions)	2014	2013	2012
		As restated	As revised

Total investment revenues	$2,329.9	$2,759.7	$2,389.6
Net income	$5,869.2	$9,297.3	$8,315.2

Summarized financial information for these equity method investees is reported on a three-month delay due to the timing of financial statements as of the current reporting period.

F-41

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

8. Investing Activities (continued)

Leveraged leases

The Company records its investment in a leveraged lease net of the nonrecourse debt. The Company recognizes income on the leveraged leases by applying the estimated rate of return to the net investment in the lease. The Company regularly reviews the estimated residual values and, if necessary, impairs them to expected values.

Investment in leveraged leases, included in limited partnerships and other investments, consisted of the following:

Investment in Leveraged Leases:	2014	2013
($ in millions)		As restated
Rental receivables, net	$4.9	$10.1
Estimated residual values	7.3	7.3
Unearned income	(0.4)	(0.6)
Investment in leveraged leases	$11.8	$16.8

Rental receivables are generally due in periodic installments. The payments are made semi-annually and range from three to five years. For rental receivables, the primary credit quality indicator is whether the rental receivable is performing or non-performing, which is assessed at least annually. The Company defines non-performing rental receivables as those that are 90 days or more past due. At December 31, 2014 and 2013, all rental receivables were performing. The deferred income tax liability related to leveraged leases was $9.5 million and $11.7 million at December 31, 2014 and 2013, respectively. The components of income from investment in leveraged leases, excluding net investment gains (losses) were as follows:

Investment Income after Income Tax from Investment in Leveraged Leases:	As of December 31,
($ in millions)	2014	2013	2012
		As restated	As revised

Income from investment in leveraged leases	$0.1	$0.1	$0.2
Less: Income tax expense on leveraged leases	—	—	(0.1)
Investment income after income tax from investment in leveraged leases	$0.1	$0.1	$0.1

Direct equity investments

Direct equity investments are equity interests in LLCs entered into on a co-investment basis with sponsors of private equity funds for strategic and capital appreciation purposes and are accounted for under the equity method. The Company records its share of earnings on a three-month delay when timely financial information is not available and the delivery of investee’s financial reporting occurs after the end of the current reporting period. Further, management has open communication with each fund manager and, to the extent financial information is available, receives quarterly statements from the underlying funds. Management also performed an analysis on the funds’ financial statements to assess reasonableness of information provided by third parties. Income recognized from our other direct equity investments was $7.8 million, $7.0 million and $1.0 million for the years ended December 31, 2014, 2013 and 2012, respectively.

We consolidate those direct equity investments which were determined to be VIE’s when we are the primary beneficiary. The undistributed earnings of direct equity investments not consolidated were $(1.5) million, $5.4 million and $(2.0) million at December 31, 2014, 2013 and 2012, respectively. Any future investment in these structures is discretionary.

F-42

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

8. Investing Activities (continued)

The following table presents the carrying value and change in investment balance of non-consolidated direct equity investments:

Carrying Value and Change in Investment Balance of Non-Consolidated Direct Equity Investments:
($ in millions)

Balance as of December 31, 2012, as revised	$30.7
Net contributions (distributions)	6.8
Net income (loss)	7.0
Balance as of December 31, 2013, as restated	44.5
Net contributions (distributions)	(2.7)
Net income (loss)	7.8
Balance as of December 31, 2014	$49.6

Life settlements

During 2014, 2013 and 2012, income (losses) recognized on life settlement contracts were $0, $0.7 million and $0.9 million, respectively. These amounts are included in net investment income in the consolidated statements of income and comprehensive income. Our life settlement contracts reported above are monitored for impairment on a contract-by-contract basis annually. An investment in a life settlement contract is considered impaired if the undiscounted cash flows from the expected proceeds from the insurance policy are less than the carrying amount of the investment plus the expected costs to keep the policy in force. If an impairment loss is recognized, the investment is written down to fair value. Anticipated policy cash flows are based on the Company’s latest mortality assumptions. Impairment charges on life settlement contracts included in net realized capital gains (losses) totaled $0, $0 and $0.3 million in 2014, 2013 and 2012, respectively.

Remaining Life Expectancy of Insured: ($ in millions)	Number of Contracts	Carrying Value	Face Value (Death Benefits)

0-5 years	5	$11.1	$22.0
Thereafter	8	8.1	37.1
Total	13	$19.2	$59.1

At December 31, 2014, the anticipated life insurance premiums required to keep the life settlement contracts in force, payable in the next 12 months ending December 31, 2015 and the four succeeding years ending December 31, 2019 are $1.3 million, $1.0 million, $1.2 million, $1.1 million and $1.1 million, respectively.

Statutory deposits

Pursuant to certain statutory requirements, as of December 31, 2014 and 2013, our insurance company subsidiaries had on deposit securities with a fair value of $30.5 million and $31.1 million, respectively, in insurance department special deposit accounts. Our insurance company subsidiaries are not permitted to remove the securities from these accounts without approval of the regulatory authority.

F-43

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

8. Investing Activities (continued)

Net investment income

Net investment income is comprised primarily of interest income, including amortization of premiums and accretion of discounts, based on yields which are changed due to expectations in projected cash flows, dividend income from common and preferred stock, gains and losses on securities measured at fair value and earnings from investments accounted for under equity method accounting.

Sources of Net Investment Income:	For the years ended December 31,
($ in millions)	2014	2013	2012
		As restated	As revised

Debt securities [1]	$581.6	$565.8	$605.1
Equity securities	9.2	7.2	4.3
Limited partnerships and other investments	65.3	58.3	63.7
Policy loans	167.4	160.0	161.5
Fair value investments	25.4	14.1	9.4
Total investment income	848.9	805.4	844.0
Less: Discontinued operations	1.1	1.3	2.1
Less: Investment expenses	16.9	13.6	13.8
Net investment income	$830.9	$790.5	$828.1
Amounts applicable to closed block	$411.1	$409.6	$453.3
———————

[1]	Includes net investment income on short-term investments.

F-44

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

8. Investing Activities (continued)

Net realized investment gains (losses)

Sources and Types of Net Realized Investment Gains (Losses):	For the years ended December 31,
($ in millions)	2014	2013	2012
		As restated	As revised

Total other-than-temporary debt impairments	$(5.6)	$(7.0)	$(45.6)
Portion of losses recognized in OCI	(0.4)	(4.8)	22.9
Net debt impairments recognized in earnings	$(6.0)	$(11.8)	$(22.7)

Debt security impairments:
U.S. government and agency	$—	$—	$—
State and political subdivision	—	—	(0.6)
Foreign government	—	—	—
Corporate	(6.0)	(3.8)	(3.0)
CMBS	—	(2.7)	(4.1)
RMBS	—	(4.3)	(10.1)
CDO/CLO	—	(1.0)	(3.8)
Other ABS	—	—	(1.1)
Net debt security impairments	(6.0)	(11.8)	(22.7)
Equity security impairments	(2.1)	—	(4.8)
Limited partnerships and other investment impairments	—	—	(0.3)
Impairment losses	(8.1)	(11.8)	(27.8)
Debt security transaction gains	41.7	44.9	46.3
Debt security transaction losses	(17.4)	(1.9)	(11.4)
Equity security transaction gains	10.4	4.1	14.4
Equity security transaction losses	(1.0)	(3.8)	(0.4)
Limited partnerships and other investment transaction gains	—	0.8	7.8
Limited partnerships and other investment transaction losses	(0.7)	(4.4)	(2.2)
Net transaction gains (losses)	33.0	39.7	54.5
Derivative instruments	(20.8)	(27.7)	(50.4)
Embedded derivatives [1]	(45.9)	12.2	4.9
Assets valued at fair value	—	—	—
Net realized investment gains (losses), excluding impairment losses	(33.7)	24.2	9.0
Net realized investment gains (losses), including impairment losses	$(41.8)	$12.4	$(18.8)
———————

[1]
Includes the change in fair value of embedded derivatives associated with fixed index annuity indexed crediting feature and variable annuity riders. See Note 10 to these consolidated financial statements for additional disclosures.

F-45

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

8. Investing Activities (continued)

Unrealized investment gains (losses)

Sources of Changes in Net Unrealized Investment Gains (Losses):	For the years ended December 31,
($ in millions)	2014	2013	2012
		As restated	As revised

Debt securities	$313.5	$(538.5)	$403.3
Equity securities	4.8	2.7	7.9
Other investments	(4.1)	0.6	(0.7)
Net unrealized investment gains (losses)	$314.2	$(535.2)	$410.5

Net unrealized investment gains (losses)	$314.2	$(535.2)	$410.5
Applicable to closed block policyholder dividend obligation	138.8	(308.4)	165.7
Applicable to DAC	52.9	(94.0)	79.7
Applicable to other actuarial offsets	54.0	(69.5)	70.3
Applicable to deferred income tax expense (benefit)	58.2	(20.6)	99.0
Offsets to net unrealized investment gains (losses)	303.9	(492.5)	414.7
Net unrealized investment gains (losses) included in OCI	$10.3	$(42.7)	$(4.2)

Consolidated variable interest entities

The Company regularly invests in private equity type fund structures which are VIEs. Entities which do not have sufficient equity at risk to allow the entity to finance its activities without additional financial support or in which the equity investors, as a group, do not have the characteristic of a controlling financial interest are referred to as VIEs. We perform ongoing assessments of our investments in VIEs to determine if we are the primary beneficiary. When we are the primary beneficiary of the entity we consolidate the VIE. The consolidated entities are all investment company-like structures which follow specialized investment company accounting and record underlying investments at fair value. The nature of the consolidated VIEs’ operations and purpose are private equity limited partnerships, single asset LLCs and a fund of fund investment structure and have investments in homogeneous types of assets. We consolidate these VIEs using the most recent financial information received from the partnerships. Recognition of operating results is generally on a three-month delay due to the timing of the related financial statements.

The following table presents the total assets and total liabilities relating to consolidated VIEs at December 31, 2014 and 2013.

Carrying Value of Assets and Liabilities for Consolidated Variable Interest Entities:	December 31, 2014			December 31, 2013, as restated
($ in millions)	Assets	Liabilities	Maximum Exposure to Loss [1]	Assets	Liabilities	Maximum Exposure to Loss [1]

Debt securities, at fair value [2]	$5.5	$—	$5.1	$3.6	$—	$3.2
Equity securities, at fair value [2]	35.0	—	30.0	29.4	—	24.7
Cash and cash equivalents	9.4	—	9.3	10.8	—	10.6
Investment in partnership interests	—	—	—	0.1	—	0.1
Investment in single asset LLCs	50.6	—	36.6	24.3	—	18.3
Other assets	0.6	—	0.5	0.6	—	0.5
Total assets of consolidated VIEs	$101.1	$—	$81.5	$68.8	$—	$57.4
Total liabilities of consolidated VIEs	$—	$0.6	$0.5	$—	$0.8	$0.6
———————

[1]
Creditors or beneficial interest holders of the consolidated VIEs have no recourse to our general credit. Our obligation to the VIEs is limited to the amount of our committed investment. We have not provided material financial or other support that was not contractually required to these VIEs. The maximum exposure to loss above at December 31, 2014 and 2013 excludes unfunded commitments of $11.9 million and $0, respectively.

[2]	Included in available-for-sale debt and equity securities, at fair value on the consolidated balance sheets.

F-46

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

8. Investing Activities (continued)

Non-consolidated variable interest entities

We hold limited partnership interests with various VIEs primarily as a passive investor in private equity limited partnerships and through direct investments, in which the general partners are not related parties. As the Company is not the general partner in any VIE structures, consolidation is based on evaluation of the primary beneficiary. This analysis includes a review of the VIE’s capital structure, nature of the VIE’s operations and purpose and the Company’s involvement with the entity. When determining the need to consolidate a VIE, the design of the VIE is evaluated as well as any exposed risks of the Company’s investment. These investments are accounted for under the equity method of accounting and are included in limited partnerships and other investments on our consolidated balance sheets. We reassess our VIE determination with respect to an entity on an ongoing basis. The following table presents the carrying value of assets and liabilities and the maximum exposure to loss relating to significant VIEs for which we are not the primary beneficiary.

The carrying value of our investments in non-consolidated VIEs (based upon sponsor values and financial statements of the individual entities) for which we are not the primary beneficiary was $151.5 million and $172.6 million as of December 31, 2014 and 2013, respectively. The maximum exposure to loss is equal to the carrying amounts plus any unfunded commitments of the Company. Such a maximum loss would be expected to occur only upon bankruptcy of the issuer or investee. The Company has not provided nor intends to provide financial support to these entities unless contractually required. We do not have the contractual option to redeem these limited partnership interests but receive distributions based on the liquidation of the underlying assets. The Company must generally request general partner consent to transfer or sell its fund interests. The Company performs ongoing qualitative analysis of its involvement with VIEs to determine if consolidation is required.

Carrying Value of Assets and Liabilities and Maximum Exposure Loss Relating to Variable Interest Entities:	December 31, 2014			December 31, 2013, as restated
($ in millions)	Assets	Liabilities	Maximum Exposure to Loss [1]	Assets	Liabilities	Maximum Exposure to Loss [1]

Limited partnerships	$106.0	$—	$157.8	$116.7	$—	$171.6
LLCs	45.5	—	45.5	55.9	—	55.9
Total	$151.5	$—	$203.3	$172.6	$—	$227.5
———————

[1]
Creditors or beneficial interest holders of the VIEs have no recourse to our general credit. Our obligation to the VIEs is limited to the amount of our committed investment. We have not provided material financial or other support that was not contractually required to these VIEs.

In addition, the Company makes passive investments in structured securities issued by VIEs, for which the Company is not the manager, which are included in CMBS, RMBS, CDO/CLO and other ABS within available-for-sale debt securities, and in fair value investments, in the consolidated balance sheets. The Company has not provided financial or other support with respect to these investments other than its original investment. For these investments, the Company determined it is not the primary beneficiary due to the size of our investment relative to the structured securities issued by the VIE, the level of credit subordination which reduces the Company’s obligation to absorb losses or right to receive benefits, and the Company’s lack of power over the activities that most significantly impact the economic performance of the VIEs. The Company’s maximum exposure to loss on these investments is limited to the amount of our investment.

F-47

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

8. Investing Activities (continued)

Issuer and counterparty credit exposure

Credit exposure related to issuers and derivatives counterparties is inherent in investments and derivative contracts with positive fair value or asset balances. We manage credit risk through the analysis of the underlying obligors, issuers and transaction structures. We review our debt security portfolio regularly to monitor the performance of obligors and assess the stability of their credit ratings. We also manage credit risk through industry and issuer diversification and asset allocation. Included in fixed maturities are below-investment-grade assets totaling $816.8 million and $874.7 million at December 31, 2014 and 2013, respectively. Maximum exposure to an issuer or derivative counterparty is defined by quality ratings, with higher quality issuers having larger exposure limits. As of December 31, 2014, we were not exposed to the credit concentration risk of any issuer representing exposure greater than 10% of stockholders’ equity other than U.S. government and government agencies backed by the faith and credit of the U.S. government. We monitor credit exposures by actively monitoring dollar limits on transactions with specific counterparties. We have an overall limit on below-investment-grade rated issuer exposure. Additionally, the creditworthiness of counterparties is reviewed periodically. We generally use ISDA Master Agreements which include Credit Support Annexes which include collateral provisions to reduce counterparty credit exposures. To further mitigate the risk of loss on derivatives, we only enter into contracts in which the counterparty is a financial institution with a rating of A or higher from at least one Nationally Recognized Statistical Rating Organization.

As of December 31, 2014, we held derivative assets, net of liabilities, with a fair value of $75.7 million. Derivative credit exposure was diversified with 11 different counterparties. We also had investments of these issuers with a fair value of $289.4 million as of December 31, 2014. Our maximum amount of loss due to credit risk with these issuers was $365.1 million as of December 31, 2014. See Note 11 to these consolidated financial statements for additional information regarding derivatives.

9.    Financing Activities

Indebtedness

Indebtedness at Carrying Value:	As of December 31,
($ in millions)	2014	2013
		As restated

7.15% surplus notes	$126.2	$126.2
10.5% surplus notes	30.0	30.0
Total indebtedness	$156.2	$156.2

Our 7.15% surplus notes are due December 15, 2034. The carrying value of the 2034 notes is net of $0.5 million of unamortized original issue discount. Interest payments are at an annual rate of 7.15%, require the prior approval of the New York Department of Financial Services (the “NYDFS”) and may be made only out of surplus funds which the NYDFS determines to be available for such payments under New York Insurance Law. The notes may be redeemed at the option of Phoenix Life at any time at the “make-whole” redemption price set forth in the offering circular. New York Insurance Law provides that the notes are not part of the legal liabilities of Phoenix Life. On September 21, 2012, Phoenix Life repurchased $48.3 million par amount of its outstanding 7.15% surplus notes, including $0.2 million in original issue discount, for aggregate consideration of $36.2 million.

We have recorded indebtedness at unpaid principal balances of each instrument net of issue discount. The Company or its subsidiaries may, from time to time, purchase its debt securities in the open market subject to considerations including, but not limited to, market conditions, relative valuations, capital allocation and the determination that it is in the best interest of the Company and its stakeholders.

PHL Variable issued $30.0 million surplus notes on December 30, 2013 which were purchased by Phoenix. The notes are due on December 30, 2043. Interest payments are at an annual rate of 10.5%, require the prior approval of the Insurance Commissioner of the State of Connecticut and may be made only out of surplus funds as defined under applicable law and regulations of the State of Connecticut. Upon approval by the Insurance Commissioner, the notes may be redeemed at any time, either in whole or in part, at a redemption price of 100% plus accrued interest to the date set for the redemption. Connecticut Law provides that the notes are not part of the legal liabilities of PHL Variable.

F-48

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

9. Financing Activities (continued)

Future minimum annual principal payments on indebtedness as of December 31, 2014 is $126.7 million in 2034 and $30.0 million in 2043. There are no debt maturities in 2015 through 2019.

Interest Expense on Indebtedness, including Amortization of Debt Issuance Costs:	For the years ended December 31,
($ in millions)	2014	2013	2012
		As restated	As revised

7.15% Surplus notes	$9.1	$9.1	$11.6
10.5% Surplus notes	3.1	—	—
Interest expense on indebtedness	$12.2	$9.1	$11.6

10.    Separate Accounts, Death Benefits and Other Insurance Benefit Features and Embedded Product Derivatives

Separate accounts

Separate account products are those for which a separate investment and liability account is maintained on behalf of the policyholder. Investment objectives for these separate accounts vary by fund account type, as outlined in the applicable fund prospectus or separate account plan of operations. We have variable annuity and variable life insurance contracts that are classified as separate account products. The assets supporting these contracts are carried at fair value and are reported as separate account assets with an equivalent amount reported as separate account liabilities. Amounts assessed against the policyholder for mortality, administration and other services are included within revenue in fee income. In 2014 and 2013, there were no gains or losses on transfers of assets from the general account to a separate account.

Assets with fair value and carrying value of $2.6 billion and $2.0 billion at December 31, 2014 and 2013, respectively, supporting fixed indexed annuities are maintained in accounts that are legally segregated from the other assets of the Company, but policyholders do not direct the investment of those assets and the investment performance does not pass through to the policyholders. These assets supporting fixed indexed annuity contracts are reported within the respective investment line items on the consolidated balance sheets.

Separate Account Investments of Account Balances of Variable Annuity Contracts with Insurance Guarantees:	As of December 31,
($ in millions)	2014	2013
		As restated

Debt securities	$375.9	$433.0
Equity funds	1,638.6	1,920.4
Other	49.9	64.3
Total	$2,064.4	$2,417.7

F-49

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

10. Separate Accounts, Death Benefits and Other Insurance Benefit Features and Embedded Product Derivatives (continued)

Death benefits and other insurance benefit features

Variable annuity guaranteed benefits

We establish policy benefit liabilities for minimum death and income benefit guarantees relating to certain annuity policies as follows:

•
Liabilities associated with the guaranteed minimum death benefit (“GMDB”) are determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the expected life of the contract based on total expected assessments. The assumptions used for calculating the liabilities are generally consistent with those used for amortizing DAC.

•
Liabilities associated with the guaranteed minimum income benefit (“GMIB”) are determined by estimating the expected value of the income benefits in excess of the projected account balance at the date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The assumptions used for calculating such guaranteed income benefit liabilities are generally consistent with those used for amortizing DAC.

For variable annuities with GMDB and GMIB, reserves for these guarantees are calculated and recorded in policy liabilities and accruals on our consolidated balance sheets. Changes in the liability are recorded in policy benefits on our consolidated statements of income and comprehensive income. We regularly evaluate estimates used and adjust the additional liability balances, with a related charge or credit to benefit expense if actual experience or other evidence suggests that earlier assumptions should be revised.

Changes in Variable Annuity Guaranteed Insurance Benefit Liability Balances:	For the year ended December 31, 2014
($ in millions)	Annuity GMDB	Annuity GMIB

Balance, beginning of period	$22.7	$9.8
Incurred	1.8	2.1
Paid	(3.7)	(0.2)
Change due to net unrealized gains or losses included in AOCI	0.1	—
Assumption unlocking	0.5	5.4
Balance, end of period	$21.4	$17.1

Changes in Variable Annuity Guaranteed Insurance Benefit Liability Balances:	For the year ended December 31, 2013, as restated
($ in millions)	Annuity GMDB	Annuity GMIB

Balance, beginning of period	$15.9	$21.7
Incurred	2.1	(3.6)
Paid	(3.7)	—
Change due to net unrealized gains or losses included in AOCI	—	(0.1)
Assumption unlocking	8.4	(8.2)
Balance, end of period	$22.7	$9.8

F-50

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

10. Separate Accounts, Death Benefits and Other Insurance Benefit Features and Embedded Product Derivatives (continued)

Changes in Variable Annuity Guaranteed Insurance Benefit Liability Balances:	For the year ended December 31, 2012, as revised
($ in millions)	Annuity GMDB	Annuity GMIB

Balance, beginning of period	$16.4	$17.6
Incurred	0.6	4.0
Paid	(1.1)	—
Change due to net unrealized gains or losses included in AOCI	—	0.3
Assumption unlocking	—	(0.2)
Balance, end of period	$15.9	$21.7

For those guarantees of benefits that are payable in the event of death, the net amount at risk (“NAR”) is generally defined as the benefit payable in excess of the current account balance at our balance sheet date. We have entered into reinsurance agreements to reduce the net amount of risk on certain death benefits. Following are the major types of death benefits currently in force:

GMDB and GMIB Benefits by Type:	December 31, 2014
($ in millions)	Account Value	NAR before Reinsurance	NAR after Reinsurance	Average Attained Age of Annuitant

GMDB return of premium	$661.5	$1.6	$1.6	63
GMDB step up	1,723.2	112.2	13.4	64
GMDB earnings enhancement benefit (“EEB”)	29.1	—	—	65
GMDB greater of annual step up and roll up	22.7	4.8	4.8	69
Total GMDB at December 31, 2014	2,436.5	$118.6	$19.8
Less: General account value with GMDB	378.6
Subtotal separate account liabilities with GMDB	2,057.9
Separate account liabilities without GMDB	962.8
Total separate account liabilities	$3,020.7
GMIB [1] at December 31, 2014	$319.6			65

GMDB and GMIB Benefits by Type:	December 31, 2013, as restated
($ in millions)	Account Value	NAR before Reinsurance	NAR after Reinsurance	Average Attained Age of Annuitant

GMDB return of premium	$770.3	$2.1	$2.1	63
GMDB step up	1,974.7	117.9	9.9	64
GMDB earnings enhancement benefit (“EEB”)	36.0	0.1	0.1	64
GMDB greater of annual step up and roll up	26.7	4.8	4.8	68
Total GMDB at December 31, 2013	2,807.7	$124.9	$16.9
Less: General account value with GMDB	403.3
Subtotal separate account liabilities with GMDB	2,404.4
Separate account liabilities without GMDB	997.9
Total separate account liabilities	$3,402.3
GMIB [1] at December 31, 2013	$398.6			64
———————

[1]
Policies with a GMIB also have a GMDB, however these benefits are not additive. When a policy terminates due to death, any NAR related to GMIB is released. Similarly, when a policy goes into benefit status on a GMIB, its GMDB NAR is released.

F-51

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

10. Separate Accounts, Death Benefits and Other Insurance Benefit Features and Embedded Product Derivatives (continued)

Return of Premium: The death benefit is the greater of current account value or premiums paid (less any adjusted partial withdrawals).

Step Up: The death benefit is the greater of current account value, premiums paid (less any adjusted partial withdrawals) or the annual step up amount prior to the oldest original owner attaining a certain age. On and after the oldest original owner attains that age, the death benefit is the greater of current account value or the death benefit at the end of the contract year prior to the oldest original owner’s attaining that age plus premium payments (less any adjusted partial withdrawals) made since that date.

Earnings Enhancement Benefit: The death benefit is the greater of the premiums paid (less any adjusted partial withdrawals) or the current account value plus the EEB. The EEB is an additional amount designed to reduce the impact of taxes associated with distributing contract gains upon death.

Greater of Annual Step Up and Annual Roll Up: The death benefit is the greatest of premium payments (less any adjusted partial withdrawals), the annual step up amount, the annual roll up amount or the current account value prior to the oldest original owner attaining age 81. On and after the oldest original owner attained age 81, the death benefit is the greater of current account value or the death benefit at the end of the contract year prior to the oldest original owner’s attained age of 81 plus premium payments (less any adjusted partial withdrawals) made since that date.

GMIB: The benefit is a series of monthly fixed annuity payments paid upon election of the rider. The monthly benefit is based on the greater of the sum of premiums (less any adjusted partial withdrawals) accumulated at an effective annual rate on the exercise date or 200% of the premiums paid (less any adjusted partial withdrawals) and a set of annuity payment rates that vary by benefit type and election age.

Fixed indexed annuity guaranteed benefits

Many of our fixed indexed annuities contain guaranteed benefits. We establish policy benefit liabilities for minimum death and minimum withdrawal benefit guarantees relating to these policies as follows:

•
Liabilities associated with the GMWB and Chronic Care guarantees are determined by estimating the value of the withdrawal benefits expected to be paid after the projected account value depletes and recognizing the value ratably over the accumulation period based on total expected assessments. Liabilities associated with the GMWB for the fixed indexed annuities differ from those contained on variable annuities in that the GMWB feature and the underlying contract, exclusive of the equity index crediting option, are fixed income instruments.

•
Liabilities associated with the GMDB are determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the expected life of the contract based on total expected assessments.

The assumptions used for calculating GMWB, GMDB and Chronic Care guarantees are generally consistent with those used for amortizing DAC. We regularly evaluate estimates used and adjust the additional liability balances, with a related charge or credit to benefit expense if actual experience or other evidence suggests that earlier assumptions should be revised. The GMWB, GMDB and Chronic Care guarantees on fixed indexed annuities are recorded in policy liabilities and accruals on our consolidated balance sheets.

F-52

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

10. Separate Accounts, Death Benefits and Other Insurance Benefit Features and Embedded Product Derivatives (continued)

Changes in Fixed Indexed Annuity Guaranteed Liability Balances:	Fixed Indexed Annuity GMWB and GMDB
($ in millions)	For the years ended December 31,
	2014	2013	2012
		As restated	As revised

Balance, beginning of period	$85.4	$102.1	$5.6
Incurred	33.4	60.8	37.2
Paid	(0.3)	(0.3)	—
Change due to net unrealized gains or losses included in AOCI	35.9	(58.5)	59.3
Assumption unlocking	(7.4)	(18.7)	—
Balance, end of period	$147.0	$85.4	$102.1

Universal life

Liabilities for universal life contracts in excess of the account balance, some of which contain secondary guarantees, are generally determined by estimating the expected value of benefits and expenses when claims are triggered and recognizing those benefits and expenses over the accumulation period based on total expected assessments. The assumptions used in estimating these liabilities are generally consistent with those used for amortizing DAC.

Changes in Universal Life Guaranteed Liability Balances:	Universal Life Secondary Guarantees
($ in millions)	For the years ended December 31,
	2014	2013	2012
		As restated	As revised

Balance, beginning of period	$170.6	$138.5	$114.6
Incurred	39.9	37.9	29.3
Paid	(15.3)	(14.3)	(9.5)
Change due to net unrealized gains or losses included in AOCI	2.2	(2.4)	2.4
Assumption unlocking	(1.6)	10.9	1.7
Balance, end of period	$195.8	$170.6	$138.5

In addition, the universal life block of business has experience which produces profits in earlier periods followed by losses in later periods for which additional reserves are required to be held above the account value liability. These reserves are accrued ratably over historical and anticipated positive income to offset the future anticipated losses. The assumptions used in estimating these liabilities are generally consistent with those used for amortizing DAC. The most significant driver of the positive 2014 unlock results in these reserves was the extension of mortality improvement for an additional year, which reduced overall expected mortality expense.

Changes in Universal Life Additional Liability Balances:	Universal Life Profits Followed by Losses
($ in millions)	For the years ended December 31,
	2014	2013	2012
		As restated	As revised

Balance, beginning of period	$249.1	$311.7	$209.8
Incurred	106.4	66.2	44.0
Change due to net unrealized gains or losses included in AOCI	9.0	1.1	16.8
Assumption unlocking	(13.0)	(129.9)	41.1
Balance, end of period	$351.5	$249.1	$311.7

F-53

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

10. Separate Accounts, Death Benefits and Other Insurance Benefit Features and Embedded Product Derivatives (continued)

Embedded derivatives

Variable annuity embedded derivatives

Certain separate account variable products may contain a GMWB, GMAB and/or COMBO rider. These features are accounted for as embedded derivatives as described below.

Variable Annuity Embedded Derivatives Non-Insurance Guaranteed Product Features:	As of December 31, 2014
($ in millions)	Account Value	Average Attained Age of Annuitant

GMWB	$496.8	65
GMAB	315.6	59
COMBO	7.1	65
Balance, end of period	$819.5

Variable Annuity Embedded Derivatives Non-Insurance Guaranteed Product Features:	As of December 31, 2013, as restated
($ in millions)	Account Value	Average Attained Age of Annuitant

GMWB	$581.5	64
GMAB	382.2	59
COMBO	7.2	63
Balance, end of period	$970.9

The GMWB rider guarantees the contract owner a minimum amount of withdrawals and benefit payments over time, regardless of the investment performance of the contract, subject to an annual limit. Optional resets are available. In addition, these contracts have a feature that allows the contract owner to receive the guaranteed annual withdrawal amount for as long as they are alive.

The GMAB rider provides the contract owner with a minimum accumulation of the contract owner’s purchase payments deposited within a specific time period, adjusted for withdrawals, after a specified amount of time determined at the time of issuance of the variable annuity contract.

The COMBO rider includes either the GMAB or GMWB rider as well as the GMDB rider at the contract owner’s option.

The GMWB, GMAB and COMBO features represent embedded derivative liabilities in the variable annuity contracts that are required to be reported separately from the host variable annuity contract. These liabilities are recorded at fair value within policyholder deposit funds on the consolidated balance sheets with changes in fair value recorded in realized investment gains on the consolidated statements of income and comprehensive income. The fair value of the GMWB, GMAB and COMBO obligation is calculated based on actuarial and capital market assumptions related to the projected cash flows, including benefits and related contract charges, over the lives of the contracts, incorporating expectations concerning policyholder behavior. As markets change, contracts mature and actual policyholder behavior emerges, these assumptions are continually evaluated and may from time to time be adjusted. Embedded derivative liabilities for GMWB, GMAB and COMBO are shown in the table below.

F-54

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

10. Separate Accounts, Death Benefits and Other Insurance Benefit Features and Embedded Product Derivatives (continued)

Variable Annuity Embedded Derivative Liabilities:	As of December 31,
($ in millions)	2014	2013
		As restated

GMWB	$7.3	$(5.1)
GMAB	(0.3)	1.4
COMBO	(0.2)	(0.4)
Total variable annuity embedded derivative liabilities	$6.8	$(4.1)

There were no benefit payments made for the GMWB and GMAB during 2014 and 2013. We have established a risk management strategy under which we hedge our GMAB, GMWB and COMBO exposure using equity index options, equity index futures, equity index variance swaps, interest rate swaps and swaptions.

Fixed indexed annuity embedded derivatives

Fixed indexed annuities may also contain a variety of index-crediting options: policy credits that are calculated based on the performance of an outside equity market or other index over a specified term. These index options are embedded derivative liabilities that are required to be reported separately from the host contract. These index options are accounted for at fair value and recorded in policyholder deposits within the consolidated balance sheets with changes in fair value recorded in realized investment gains, in the consolidated statements of income and comprehensive income. The fair value of these index options is calculated using the budget method. See Note 12 to these consolidated financial statements for additional information. Several additional inputs reflect our internally developed assumptions related to lapse rates and other policyholder behavior. The fair value of these embedded derivatives was $153.9 million and $91.9 million as of December 31, 2014 and 2013, respectively. In order to manage the risk associated with these equity indexed-crediting features, we hedge using equity index options. See Note 11 to these consolidated financial statements for additional information.

Embedded derivatives realized gains and losses

Changes in the fair value of embedded derivatives associated with variable annuity and fixed indexed annuity contracts are recorded as realized investment gains and losses within the consolidated statements of income and comprehensive income. Embedded derivatives gains and (losses) recognized in earnings are $(45.9) million, $12.2 million and $4.9 million for the years ended December 31, 2014, 2013 and 2012, respectively.

11.    Derivative Instruments

We use derivative financial instruments, including options, futures and swaps as a means of hedging exposure to interest rate, equity price change, equity volatility and foreign currency risk. This includes our surplus hedge which utilizes futures and options to hedge against declines in equity markets and the resulting statutory capital and surplus impact, as well as our fixed indexed annuity (“FIA”) separate account hedge which uses interest rate swaptions to hedge against rising interest rates. We also use derivative instruments to economically hedge our exposure on living benefits offered on certain of our variable annuity products as well as index credits on our FIA products.

The Company seeks to enter into over-the-counter (“OTC”) derivative transactions pursuant to master agreements that provide for a netting of payments and receipts by counterparty. As of December 31, 2014 and 2013, $18.6 million and $28.2 million, respectively, of cash and cash equivalents were held as collateral by a third party related to our derivative transactions.

Our derivatives are not designated as hedges for accounting purposes.

F-55

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

11. Derivative Instruments (continued)

Derivative Instruments:	Maturity	Notional Amount	Fair Value as of December 31, 2014
($ in millions)			Assets	Liabilities [1]

Interest rate swaps	2016 - 2029	$114.0	$9.7	$1.9
Variance swaps	2015 - 2017	0.9	—	8.6
Swaptions	2024 - 2025	777.0	0.1	—
Put options	2015 - 2022	692.5	31.1	—
Call options [2]	2015 - 2019	2,019.2	119.8	74.6
Cross currency swaps	2016	10.0	0.6	—
Equity futures	2015	4.1	—	0.5
Total derivative instruments		$3,617.7	$161.3	$85.6
———————

[1]	Derivative liabilities are included in other liabilities on the consolidated balance sheets.

[2]	Includes a contingent receivable of $1.5 million.

Derivative Instruments:	Maturity	Notional Amount	Fair Value as of December 31, 2013
($ in millions)			Assets	Liabilities [1]

Interest rate swaps	2016 - 2027	$139.0	$3.9	$6.8
Variance swaps	2015 - 2017	0.9	—	7.9
Swaptions	2024 - 2025	3,902.0	30.7	—
Put options	2015 - 2022	406.0	31.1	—
Call options [2]	2014 - 2018	1,701.6	163.1	96.1
Cross currency swaps	2016	10.0	—	0.7
Equity futures	2014	160.6	—	5.3
Total derivative instruments		$6,320.1	$228.8	$116.8
———————

[1]	Derivative liabilities are included in other liabilities on the consolidated balance sheets.

[2]	Includes a contingent receivable of $1.9 million.

Derivative Instrument Gains (Losses) Recognized in Realized Investment Gains (Losses):	For the years ended December 31,
($ in millions)	2014	2013	2012
		As restated	As revised

Interest rate swaps	$11.0	$(11.4)	$(0.9)
Variance swaps	(0.7)	(3.6)	(7.9)
Swaptions	(30.6)	17.3	(0.2)
Put options	(4.8)	(42.3)	(22.0)
Call options	18.5	59.3	0.1
Cross currency swaps	1.3	(0.5)	(0.1)
Equity futures	(15.5)	(46.5)	(19.4)
Embedded derivatives	(45.9)	12.2	4.9
Total derivative instrument gains (losses) recognized in realized investment gains (losses)	$(66.7)	$(15.5)	$(45.5)

F-56

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

11. Derivative Instruments (continued)

Interest Rate Swaps

We maintain an overall interest rate risk management strategy that primarily incorporates the use of interest rate swaps as hedges of our exposure to changes in interest rates. Our exposure to changes in interest rates primarily results from our commitments to fund interest-sensitive insurance liabilities, as well as from our significant holdings of fixed rate financial instruments. We use interest rate swaps that effectively convert variable rate cash flows to fixed cash flows in order to hedge the interest rate risks associated with guaranteed minimum living benefit (GMAB/GMWB) rider liabilities.

Interest Rate Options

We use interest rate options, such as swaptions, to hedge against market risks to assets or liabilities from substantial changes in interest rates. An interest rate swaption gives us the right but not the obligation to enter into an underlying swap. Swaptions are options on interest rate swaps. All of our swaption contracts are receiver swaptions, which give us the right to enter into a swap where we will receive the agreed-upon fixed rate and pay the floating rate. If the market conditions are favorable and the swap is needed to continue hedging our in force liability business, we will exercise the swaption and enter into a fixed rate swap. If a swaption contract is not exercised by its option maturity date, it expires with no value.

Exchange Traded Future Contracts

We use equity index futures to hedge the market risks from changes in the value of equity indices, such as S&P 500, associated with guaranteed minimum living benefit (GMAB/GMWB) rider liabilities. Positions are short-dated, exchange-traded futures with maturities of three months.

Equity Index Options

We use equity indexed options to hedge against market risks from changes in equity markets, volatility and interest rates.

An equity index option affords us the right to make or receive payments based on a specified future level of an equity market index. We may use exchange-trade or OTC options.

Generally, we have used a combination of equity index futures, interest rate swaps, variance swaps and long-dated put options to hedge our GMAB and GMWB liabilities and equity index call options to hedge our indexed annuity option liabilities.

Cross Currency Swaps

We use cross currency swaps to hedge against market risks from changes in foreign currency exchange rates. Currency swaps are used to swap bond asset cash flows denominated in a foreign currency back to U.S. dollars. Under foreign currency swaps, we agree with another party (referred to as the counterparty) to exchange principal and periodic interest payments denominated in foreign currency for payments in U.S. dollars.

F-57

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

11. Derivative Instruments (continued)

Offsetting of Derivative Assets/Liabilities

The Company may enter into netting agreements with counterparties that permit the Company to offset receivables and payables with such counterparties. The following tables present the gross fair value amounts, the amounts offset and net position of derivative instruments eligible for offset in the Company’s consolidated balance sheets that are subject to an enforceable master netting arrangement upon certain termination events, irrespective of whether they are offset in the balance sheet.

Offsetting of Derivative Assets/Liabilities:	As of December 31, 2014
($ in millions)	Gross amounts recognized [1]	Gross amounts offset in the balance sheet	Net amounts presented in the balance sheet	Gross amounts not offset in the balance sheet		Net amount
				Financial instruments	Cash collateral pledged [2]

Total derivative assets	$161.3	$—	$161.3	$(82.5)	$—	$78.8
Total derivative liabilities	$(85.6)	$—	$(85.6)	$82.5	$3.1	$—

Offsetting of Derivative Assets/Liabilities:	As of December 31, 2013, as restated
($ in millions)	Gross amounts recognized [1]	Gross amounts offset in the balance sheet	Net amounts presented in the balance sheet	Gross amounts not offset in the balance sheet		Net amount
				Financial instruments	Cash collateral pledged [2]

Total derivative assets	$228.8	$—	$228.8	$(110.3)	$—	$118.5
Total derivative liabilities	$(116.8)	$—	$(116.8)	$110.3	$6.5	$—
———————

[1]	Amounts include all derivative instruments, irrespective of whether there is a legally enforceable master netting arrangement in place.

[2]
Cash collateral pledged with derivative counterparties is recorded within other assets on the consolidated balance sheets. The Company pledges cash collateral to offset certain individual derivative liability positions with certain counterparties. Cash collateral of $15.5 million and $21.7 million as of December 31, 2014 and 2013, respectively, that exceeds the net liability resulting from the aggregate derivative positions with a corresponding counterparty is excluded.

Contingent features

Derivative counterparty agreements may contain certain provisions that require our insurance companies’ financial strength rating to be above a certain threshold. If our financial strength ratings were to fall below a specified rating threshold, certain derivative counterparties could request immediate payment or demand immediate and ongoing full collateralization on derivative instruments in net liability positions, or trigger a termination of existing derivatives and/or future derivative transactions.

In certain derivative counterparty agreements, our financial strength ratings are below the specified threshold levels. However, the Company held no derivative instruments as of December 31, 2014 in a net aggregate liability position payable to any counterparty (i.e., such derivative instruments have fair values in a net asset position payable to the Company if such holdings were liquidated).

12.    Fair Value of Financial Instruments

ASC 820-10 defines and establishes the framework for measuring fair value. The framework is based on inputs that are used in the valuation and a fair value hierarchy based on the quality of those inputs. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

F-58

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

12. Fair Value of Financial Instruments (continued)

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement. The valuation hierarchy is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The input levels are defined as follows:

•
Level 1 – inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets. Level 1 securities include highly liquid government bonds and exchange-traded equities.

•
Level 2 – inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument. Examples of such instruments include government-backed mortgage products, certain collateralized mortgage and debt obligations and certain high-yield debt securities.

•
Level 3 – inputs to the valuation methodology are unobservable and significant to the fair value measurement. Unobservable inputs reflect management’s own assumptions about inputs in which market participants would use in pricing these types of assets or liabilities. Level 3 financial instruments include values which are determined using pricing models and third-party evaluation. Additionally, the determination of some fair value estimates utilizes significant management judgments or best estimates.

Investments for which fair value is based upon unadjusted quoted market prices are reported as Level 1. The number of quotes the issuer obtains per instrument will vary depending on the security type and availability of pricing data from independent third-party, nationally recognized pricing vendors. The Company has defined a pricing hierarchy among pricing vendors to determine ultimate value used and also reviews significant discrepancies among pricing vendors to determine final value used. Prices from pricing services are not adjusted, but the Company may obtain a broker quote or use an internal model to price a security if it believes vendor prices do not reflect fair value. When quoted prices are not available, we use these pricing vendors to give an estimated fair value. If quoted prices, or an estimated price from our pricing vendors are not available or we determine that the price is based on disorderly transactions or in inactive markets, fair value is based upon internally developed models or obtained from an independent third-party broker. We primarily use market-based or independently sourced market parameters, including interest rate yield curves, option volatilities and currency rates. Valuation adjustments may be made to ensure that financial instruments are recorded at fair value. These adjustments include amounts to reflect counterparty credit quality, our own creditworthiness, liquidity and unobservable parameters that are applied consistently over time.

Management is responsible for the fair value of investments and the methodologies and assumptions used to estimate fair value. The fair value process is evaluated quarterly by the Pricing Committee, which is comprised of the Chief Investment Officer, Chief Accounting Officer and the Head of Investment Accounting. The purpose of the committee is to ensure the Company follows objective and reliable valuation practices, as well as approving changes to valuation methodologies and pricing sources. Using professional judgment and experience, we evaluate and weigh the relevance and significance of all readily available market information to determine the best estimate of fair value.

The fair values of Level 2 investments are determined by management after considering prices from our pricing vendors. Fair values for debt securities are primarily based on yield curve analysis along with ratings and spread data. Other inputs may be considered for fair value calculations including published indexed data, sector specific performance, comparable price sources and similar traded securities. Management reviews all Level 2 and Level 3 market prices on a quarterly basis.

The following is a description of our valuation methodologies for assets and liabilities measured at fair value. Such valuation methodologies were applied to all of the assets and liabilities carried at fair value in each respective classification.

F-59

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

12. Fair Value of Financial Instruments (continued)

Debt securities

We use pricing vendors to estimate fair value for the majority of our public debt securities. The pricing vendors’ estimates are based on market data and use pricing models that vary by asset class and incorporate available trade, bid and other market information. The methodologies used by these vendors are reviewed and understood by management through discussion with and information provided by these vendors. The Company assesses the reasonableness of individual security values received from valuation pricing vendors through various analytical techniques. Management also assesses whether the assumptions used appear reasonable and consistent with the objective of determining fair value. When our pricing vendors are unable to obtain evaluations based on market data, fair value is determined by obtaining a direct broker quote. Management reviews these broker quotes and valuation techniques to determine whether they are appropriate and consistently applied. Broker quotes are evaluated based on the Company’s assessment of the broker’s knowledge of, and history in trading, the security and the Company’s understanding of inputs used to derive the broker quote. Management also assesses reasonableness of individual security values similar to the vendor pricing review noted above.

For our private placement investments, we estimated fair value using internal models. Private placement securities are generally valued using a matrix pricing approach which categorizes these securities into groupings using remaining average life and credit rating as the two criteria to determine a grouping. The Company obtains current credit spread information from private placement dealers based on the criteria described and adds that spread information to U.S. Treasury rates corresponding to the life of each security to determine a discount rate for pricing. A small number of private placement securities are internally valued using models or analyst judgment. Fair values determined internally are also subject to management review to ensure that valuation models and inputs appear reasonable.

U.S. Government and Agency Securities

We value public U.S. government and agency debt by obtaining fair value estimates from our pricing vendors. For our private placement government and agency debt, our fair value is based on internal models using either a discounted cash flow or spread matrix which incorporates U.S. Treasury yields, market spreads and average life calculations. For short-term investments, we equate fair value to amortized cost due to their relatively short duration and limited exposure to credit risk.

State and Political Subdivisions

Public state and political subdivision debt is valued by obtaining fair value estimates from our pricing vendors. For our private placement debt securities, our fair value is based on internal models using either a discounted cash flow or spread matrix which incorporates U.S. Treasury yields, market spreads and average life calculations.

Foreign Government

We obtain fair value estimates from our pricing vendor to value foreign government debt.

Corporate Bonds

For the majority of our public corporate debt, we obtain fair value estimates from our pricing vendors. For public corporate debt in which we cannot obtain fair value estimates from our pricing vendors, we receive a direct quote from a broker. In most cases, we will obtain a direct broker quote from the broker that facilitated the deal. For our private placement debt securities, our fair value is based on internal models using either a discounted cash flow or spread matrix which incorporates U.S. Treasury yields, market spreads and average life calculations. For private fixed maturities, fair value is determined using a discounted cash flow model, which utilizes a discount rate based upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions and takes into account, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. In determining the fair value of certain debt securities, the discounted cash flow model may also use unobservable inputs, which reflect the Company’s own assumptions about the inputs market participants would use in pricing the security.

F-60

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

12. Fair Value of Financial Instruments (continued)

RMBS, CMBS, CDO/CLO and Other ABS

For structured securities, the majority of the fair value estimates are provided by our pricing vendors. When a fair value estimate is not available from the pricing vendors, we estimate fair value using direct broker quotes or internal models which use a discounted cash flow technique. These models consider the best estimate of cash flows until maturity to determine our ability to collect principal and interest and compare this to the anticipated cash flows when the security was purchased. In addition, management judgment is used to assess the probability of collecting all amounts contractually due to us. After consideration is given to the available estimates relevant to assessing the collectibility, including historical events, current conditions and reasonable forecasts, an estimate of future cash flows is determined. This includes evaluating the remaining payment terms, prepayment speeds, the underlying collateral, expected defaults using current default data and the financial condition of the issuer. Other factors considered are composite credit ratings, industry forecast, analyst reports and other relevant market data, similar to those the Company believes market participants would use.

Equity securities

Private Equity Investments

The fair value of non-public private equity is estimated using the valuation of the lead investor (“sponsor value”), typically a general partner of an investment in a limited partnership in which we invest. The sponsors, or lead investors/underwriters of these investments, account for them on an equity basis. The Company will then obtain securities fair value from these sponsors to infer the appropriate fair value for its holdings in the same or similar investment. If we cannot determine a price using the sponsor value, we estimate the fair value using management’s professional judgment. Management evaluates many inputs including, but not limited to, current operating performance, future expectations of the investment, industry valuations of comparable public companies and changes in market outlook and third-party financing environment over time. Financial information for these investments is reported on a three-month delay due to the timing of financial statements as of the current reporting period.

Public Equity

Our publicly held common equity securities are generally obtained through the initial public offering of privately-held equity investments and are reported at the estimated fair value determined based on quoted prices in active markets. To the extent these securities have readily determinable exchange based prices, the securities are categorized as Level 1 of our hierarchy. If management determines there are liquidity concerns or exchange based information for the specific securities in our portfolio is not available, the securities are categorized as Level 2. For our preferred equity securities, we obtain fair value estimates from our pricing vendors. In addition, management will consistently monitor these holdings and prices will be modified for any pertinent and/or significant events that would result in a valuation adjustment, including an analysis for potential credit-related events or impairments.

Limited partnerships and other investments

Our limited partnerships are accounted for using equity method accounting. We carry these investments on the consolidated balance sheets at the capital value we obtain from the financial statement we received from the general partner. Typically, our carrying value is based on a financial statement one quarter in arrears to accommodate the timing of receipt of financial statements. These financial statements are generally audited annually. Generally the information received is deemed an appropriate approximation of the fair value of these fund investments and no adjustments are made to the financial statements received. Management also has open communication with each fund manager and generally views the information reported from the underlying funds as the best information available to record its investments.

For the limited partnerships in which we consolidate the entity, we hold private debt and equity securities. All consolidated investments are valued using current period financial statements we receive from the general partner.

Included in the other investments balance is the net investment value of life settlement contracts which are accounted under the investment method, which for non-impaired contracts incorporates the initial transaction price, initial direct external costs and continuing costs to keep the policy in force, as well as leveraged lease investments which represent the net investment in leveraged aircraft leases. The leveraged lease aircraft investments are accounted for using equity method. The investments are carried at the capital value obtained from financial statements we received from a third-party servicer.

F-61

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

12. Fair Value of Financial Instruments (continued)

Separate account assets

Our separate account assets consist of mutual funds that are frequently traded. Since 2003, investments owned by The Phoenix Companies, Inc. Employee Pension Plan (the “Plan”) Trust were sold to PHL Variable and the investments converted to ownership by the Trust to the Employee Pension Separate Account (“EPP SA”). The Plan’s Trust purchased a group flexible premium variable accumulation deferred annuity contract. As of May 21, 2012, the Plan surrendered the EPP SA contract for full value and the Plan’s underlying investments are no longer held in the separate account. Certain investments related to fixed income, equities and foreign securities were transferred to Mercer Trust Company for investment management purposes in a group trust investment arrangement. The remaining investments continued with their respective investment managers. These securities are valued using the market approach in which unadjusted market quotes are used. We include these securities in Level 1 of our hierarchy.

Derivatives

Exchange-traded derivatives are valued using quoted prices and are classified within Level 1 of the valuation hierarchy. However, few classes of derivative contracts are listed on an exchange. Therefore, the majority of our derivative positions are OTC derivative financial instruments, valued using third-party vendor derivative valuation systems that use as their basis readily observable market parameters, such as swap rates and volatility assumptions. These positions are classified within Level 2 of the valuation hierarchy. Such OTC derivatives include vanilla interest rate swaps, equity index options, swaptions, variance swaps and cross currency swaps. Nevertheless, we review and validate the resulting fair values against those provided to us monthly by the derivative counterparties for reasonableness.

Fair values for OTC derivative financial instruments, mostly options and swaps, represent the present value of amounts estimated to be received from or paid to a marketplace participant in exchange of these instruments (i.e., the amount we would expect to receive in a derivative asset assignment or would expect to pay to have a derivative liability assumed). These derivatives are valued using third-party derivative valuation models which take into account the net present value of estimated future cash flows and capital market assumptions which are derived from directly observable prices from other OTC trades and exchange-traded derivatives. Such assumptions include swap rates and swaption volatility obtained from Bloomberg, as well as equity index volatility and dividend yields provided by OTC derivative dealers.

The fair value of OTC derivative financial instruments is also adjusted for the credit risk of the counterparty in cases in which there are no collateral offsets. To estimate the impact on fair value of a market participant’s view of counterparty non-performance risk we use a credit default swap (“CDS”) based approach in measuring this counterparty non-performance risk by looking at the cost of obtaining credit protection in the CDS market for the aggregate fair value exposure amount over the remaining life of derivative contracts, given the counterparty’s rating. The resulting upfront CDS premium, calculated using Bloomberg analytics, serves as a reasonable estimate of the default provision for the non-performance risk or counterparty valuation adjustment to the fair valuation of non-collateralized OTC derivative financial instruments.

Certain new and/or complex instruments may have immature or limited markets or require more sophistication in derivative valuation methodology. As a result, the pricing models used for valuation of these instruments often incorporate significant estimates and assumptions that market participants would use in pricing the instrument, which may impact the results of operations reported in the consolidated financial statements. Hence, instead of valuing these instruments using third-party vendor valuation systems, we rely on the fair market valuations reported to us monthly by the derivative counterparties. Fair values for OTC derivatives are verified using observed estimates about the costs of hedging the risk and other trades in the market. As the markets for these products develop, we continually refine our pricing models to correlate more closely to the market risk of these instruments.

F-62

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

12. Fair Value of Financial Instruments (continued)

Valuation of embedded derivatives

We make guarantees on certain variable annuity contracts, including those with GMAB, GMWB and COMBO riders. We also provide credits based on the performance of certain indices (“index credits”) on our fixed indexed annuity contracts. Both contract types have features that meet the definition of an embedded derivative. The GMAB, GMWB and COMBO embedded derivative liabilities associated with our variable annuity contracts are accounted for at fair value using a risk neutral stochastic valuation methodology with changes in fair value recorded in realized investment gains. The inputs to our fair value methodology include estimates derived from the asset derivatives market, including equity volatilities and the swap curves. Several additional inputs are not obtained from independent sources, but instead reflect our internally developed assumptions related to mortality rates, lapse rates and other policyholder behavior.

The fair value of the embedded derivative liabilities associated with the index credits on our fixed indexed annuity contracts is calculated using the budget method with changes in fair value recorded in realized investment gains. Under the budget method, the value of the initial index option is based on the fair value of the option purchased to hedge the index. The value of the index credits paid in future years is estimated to be the annual budgeted amount. Budgeted amounts are estimated based on available investment income using assumed investment returns and projected liability values. As there are significant unobservable inputs included in our fair value methodology for these embedded derivative liabilities, we consider the methods as described above as a whole to be Level 3 within the fair value hierarchy.

Our fair value calculation of embedded derivative liabilities includes a credit standing adjustment (the “CSA”). The CSA represents the adjustment that market participants would make to reflect the risk that guaranteed benefit obligations may not be fulfilled (“non-performance risk”). We estimate our CSA using the credit spread (based on publicly available credit spread indices) for financial services companies similar to the Company’s life insurance subsidiaries. The CSA is updated every quarter and, therefore, the fair value will change with the passage of time even in the absence of any other changes that would affect the valuation.

The following tables present the financial instruments carried at fair value on a recurring basis by ASC 820-10 valuation hierarchy (as described above). There were no financial instruments carried at fair value on a non-recurring basis as of December 31, 2014 and 2013, respectively.

F-63

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

12. Fair Value of Financial Instruments (continued)

Fair Values of Financial Instruments by Level:	As of December 31, 2014
($ in millions)	Level 1	Level 2	Level 3	Total
Assets
Available-for-sale debt securities
U.S. government and agency [1]	$—	$81.2	$362.2	$443.4
State and political subdivision	—	157.7	400.2	557.9
Foreign government	—	177.3	53.6	230.9
Corporate	—	3,992.9	4,416.1	8,409.0
CMBS	—	498.4	152.8	651.2
RMBS	—	1,462.1	469.8	1,931.9
CDO/CLO	—	—	196.9	196.9
Other ABS	—	23.6	245.1	268.7
Total available-for-sale debt securities	—	6,393.2	6,296.7	12,689.9
Available-for-sale equity securities	—	—	179.5	179.5
Short-term investments	99.8	—	—	99.8
Derivative assets	—	161.3	—	161.3
Fair value investments [2]	8.8	13.1	190.0	211.9
Separate account assets	3,020.7	—	—	3,020.7
Total assets	$3,129.3	$6,567.6	$6,666.2	$16,363.1
Liabilities
Derivative liabilities	$0.5	$85.1	$—	$85.6
Embedded derivatives	—	—	160.7	160.7
Total liabilities	$0.5	$85.1	$160.7	$246.3
———————

[1]	Level 3 includes securities whose underlying collateral is an obligation of a U.S. government entity.

[2]
Fair value investments at December 31, 2014 include $111.9 million of debt securities recorded at fair value. Additionally, $100.0 million of assets relate to investment holdings of consolidated VIEs held at fair value, $8.8 million of which are Level 1 securities.

There were no transfers of assets between Level 1 and Level 2 during the year ended December 31, 2014.

F-64

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

12. Fair Value of Financial Instruments (continued)

Fair Values of Financial Instruments by Level:	As of December 31, 2013, as restated
($ in millions)	Level 1	Level 2	Level 3	Total
Assets
Available-for-sale debt securities
U.S. government and agency [1]	$—	$76.6	$327.2	$403.8
State and political subdivision	—	141.4	269.1	410.5
Foreign government	—	194.0	15.9	209.9
Corporate	—	3,658.1	3,902.1	7,560.2
CMBS	—	600.1	113.7	713.8
RMBS	—	1,344.9	552.1	1,897.0
CDO/CLO	—	—	221.2	221.2
Other ABS	—	70.7	247.7	318.4
Total available-for-sale debt securities	—	6,085.8	5,649.0	11,734.8
Available-for-sale equity securities	2.8	—	135.2	138.0
Short-term investments	229.8	11.0	0.9	241.7
Derivative assets	—	228.8	—	228.8
Fair value investments [2]	8.9	13.2	169.9	192.0
Separate account assets	3,402.3	—	—	3,402.3
Total assets	$3,643.8	$6,338.8	$5,955.0	$15,937.6
Liabilities
Derivative liabilities	$5.3	$111.5	$—	$116.8
Embedded derivatives	—	—	87.8	87.8
Total liabilities	$5.3	$111.5	$87.8	$204.6
———————

[1]	Level 3 includes securities whose underlying collateral is an obligation of a U.S. government entity.

[2]
Fair value investments at December 31, 2013 include $125.7 million of debt securities recorded at fair value. Additionally, $66.2 million of assets relate to investment holdings of consolidated VIEs held at fair value, $8.9 million of which are Level 1 securities.

There were no transfers of assets between Level 1 and Level 2 during the year ended December 31, 2013.

Available-for-sale debt securities as of December 31, 2014 and 2013, respectively, are reported net of $27.8 million and $29.6 million of Level 2 investments included in discontinued operations assets on the consolidated balance sheets related to discontinued reinsurance operations.

The following tables present corporates carried at fair value and on a recurring basis by sector.

Fair Values of Corporates by Level and Sector:	As of December 31, 2014
($ in millions)	Level 1	Level 2	Level 3	Total
Corporates
Consumer	$—	$593.0	$1,264.5	$1,857.5
Energy	—	534.6	472.9	1,007.5
Financial services	—	1,616.1	982.2	2,598.3
Capital goods	—	398.1	384.8	782.9
Transportation	—	104.7	305.8	410.5
Utilities	—	348.1	683.4	1,031.5
Other	—	398.3	322.5	720.8
Total corporates	$—	$3,992.9	$4,416.1	$8,409.0

F-65

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

12. Fair Value of Financial Instruments (continued)

Fair Values of Corporates by Level and Sector:	As of December 31, 2013, as restated
($ in millions)	Level 1	Level 2	Level 3	Total
Corporates
Consumer	$—	$896.0	$1,451.8	$2,347.8
Energy	—	492.2	417.5	909.7
Financial services	—	1,495.5	862.5	2,358.0
Capital goods	—	187.6	200.6	388.2
Transportation	—	93.6	227.6	321.2
Utilities	—	316.0	561.6	877.6
Other	—	177.2	180.5	357.7
Total corporates	$—	$3,658.1	$3,902.1	$7,560.2

Level 3 financial assets and liabilities

The following tables set forth a summary of changes in the fair value of our Level 3 financial assets and liabilities. Financial assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. Transfers in and out of Level 3 occur at the beginning of each period. The securities which were transferred into Level 3 were due to decreased market observability of similar assets and/or changes to significant inputs such as downgrades or price declines. Transfers out of Level 3 were due to increased market activity on comparable assets or observability of inputs.

Level 3 Financial Assets:	As of December 31, 2014
($ in millions)	Balance, beginning of period	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Realized and unrealized gains (losses) included in income [1]	Unrealized gains (losses) included in OCI	Total
Assets
Available-for-sale debt securities
U.S. government and agency [2]	$327.2	$40.0	$(26.7)	$—	$—	$—	$21.7	$362.2
State and political subdivision	269.1	106.5	(6.5)	11.3	—	—	19.8	400.2
Foreign government	15.9	7.4	—	28.5	—	—	1.8	53.6
Corporate	3,902.1	710.9	(427.5)	244.0	(97.9)	4.6	79.9	4,416.1
CMBS	113.7	25.1	(36.6)	71.1	(30.4)	1.4	8.5	152.8
RMBS	552.1	3.1	(75.4)	—	(4.3)	3.1	(8.8)	469.8
CDO/CLO	221.2	41.4	(58.6)	—	—	2.7	(9.8)	196.9
Other ABS	247.7	26.1	(40.0)	17.6	—	1.7	(8.0)	245.1
Total available-for-sale debt securities	5,649.0	960.5	(671.3)	372.5	(132.6)	13.5	105.1	6,296.7
Available-for-sale equity securities	135.2	65.0	(21.2)	—	—	3.7	(3.2)	179.5
Short-term investments	0.9	—	(0.5)	—	—	(0.4)	—	—
Fair value investments	169.9	14.4	(22.2)	—	—	27.9		190.0
Total assets	$5,955.0	$1,039.9	$(715.2)	$372.5	$(132.6)	$44.7	$101.9	$6,666.2
———————

[1]	Reflected in realized investment gains and losses for all assets except fair value investments which are included in net investment income.

[2]	Includes securities whose underlying collateral is an obligation of a U.S. government entity.

F-66

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

12. Fair Value of Financial Instruments (continued)

Level 3 Financial Assets:	As of December 31, 2013, as restated
($ in millions)	Balance, beginning of period	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Realized and unrealized gains (losses) included in income [1]	Unrealized gains (losses) included in OCI	Total
Assets
Available-for-sale debt securities
U.S. government and agency [2]	$296.7	$88.4	$(40.4)	$—	$—	$—	$(17.5)	$327.2
State and political subdivision	212.4	96.6	(4.1)	—	—	—	(35.8)	269.1
Foreign government	45.8	—	(6.0)	8.0	(31.3)	—	(0.6)	15.9
Corporate	3,752.7	759.4	(434.1)	67.8	(41.3)	5.0	(207.4)	3,902.1
CMBS	89.7	42.5	(11.5)	8.9	(12.8)	(2.1)	(1.0)	113.7
RMBS	710.5	2.2	(120.5)	5.1	—	(4.7)	(40.5)	552.1
CDO/CLO	220.8	68.4	(64.7)	—	—	0.4	(3.7)	221.2
Other ABS	309.9	19.6	(58.7)	—	(1.3)	0.3	(22.1)	247.7
Total available-for-sale debt securities	5,638.5	1,077.1	(740.0)	89.8	(86.7)	(1.1)	(328.6)	5,649.0
Available-for-sale equity securities	86.8	50.5	(11.1)	—	—	(3.5)	12.5	135.2
Short-term investments	—	1.3	—	—	—	(0.4)	—	0.9
Fair value investments	153.3	25.8	(23.3)	1.3	—	12.8	—	169.9
Total assets	$5,878.6	$1,154.7	$(774.4)	$91.1	$(86.7)	$7.8	$(316.1)	$5,955.0
———————

[1]	Reflected in realized investment gains and losses for all assets except fair value investments which are included in net investment income.

[2]	Includes securities whose underlying collateral is an obligation of a U.S. government entity.

Level 3 Financial Liabilities:	Embedded Derivatives
($ in millions)	For the years ended December 31,
	2014	2013
		As restated

Balance, beginning of period	$87.8	$88.1
Net purchases/(sales)	27.0	11.9
Transfers into Level 3	—	—
Transfers out of Level 3	—	—
Realized (gains) losses [1]	45.9	(12.2)
Balance, end of period	$160.7	$87.8
———————

[1]	Realized gains and losses are included in net realized investment gains on the consolidated statements of income and comprehensive income.

F-67

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

12. Fair Value of Financial Instruments (continued)

Significant unobservable inputs used in the fair value measurement of Level 3 assets are yield, prepayment rate, default rate and recovery rate. Keeping other inputs unchanged, an increase in yield, default rate or prepayment rate would decrease the fair value of the asset while an increase in recovery rate would result in an increase to the fair value of the asset. Yields are a function of the underlying U.S. Treasury rates and asset spreads, and changes in default and recovery rates are dependent on overall market conditions.

The following tables present quantitative estimates about unobservable inputs used in the fair value measurement of significant categories of internally priced assets.

Level 3 Assets: [1]	As of December 31, 2014
($ in millions)	Fair Value	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)

U.S. government and agency	$362.2	Discounted cash flow	Yield	0.99% - 4.27% (3.17%)

State and political subdivision	$159.1	Discounted cash flow	Yield	2.15% - 4.50% (3.22%)

Corporate	$3,115.3	Discounted cash flow	Yield	0.93% - 6.88% (3.24%)

Other ABS	$39.3	Discounted cash flow	Yield	0.60% - 4.00% (1.92%)

Fair value investments	$6.3	Discounted cash flow	Default rate	0.17%
			Recovery rate	44.00%
———————

[1]	Excludes Level 3 assets which are valued based upon non-binding independent third-party valuations or third-party price information for which unobservable inputs are not reasonably available to us.

Level 3 Assets: [1]	As of December 31, 2013, as restated
($ in millions)	Fair Value	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)

U.S. government and agency	$327.2	Discounted cash flow	Yield	1.05% - 5.66% (3.78%)

State and political subdivision	$119.4	Discounted cash flow	Yield	2.35% - 5.79% (3.74%)

Corporate	$2,971.7	Discounted cash flow	Yield	1.00% - 6.75% (3.55%)

Other ABS	$47.9	Discounted cash flow	Yield	0.50% - 3.75% (2.23%)
			Prepayment rate	2.00%
			Default rate	2.53% for 48 mos then 0.37% thereafter
			Recovery rate	10.00% (TRUPS)

Fair value investments	$5.5	Discounted cash flow	Default rate	0.25%
			Recovery rate	45.00%
———————

[1]	Excludes Level 3 assets which are valued based upon non-binding independent third-party valuations or third-party price information for which unobservable inputs are not reasonably available to us.

F-68

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

12. Fair Value of Financial Instruments (continued)

Significant unobservable inputs used in the fair value measurement of variable annuity GMAB and GMWB type liabilities are equity volatility, swap curve, mortality and lapse rates and an adjustment for non-performance risk. Keeping other inputs unchanged, an increase in the equity volatility would increase the fair value of the liability while an increase in the swap curve or CSA would result in a decrease to the fair value of the liability. The impact of changes in mortality and lapse rates are dependent on overall market conditions. The fair value of fixed indexed annuity and indexed universal life embedded derivative related to index credits is calculated using the swap curve, future option budget, mortality and lapse rates, as well as an adjustment for non-performance risk. Keeping other inputs unchanged, an increase in any of these significant unobservable inputs would result in a decrease of the fixed indexed annuity embedded derivative liability.

The following tables present quantitative estimates about unobservable inputs used in the fair value measurement of internally priced liabilities.

Level 3 Liabilities:	As of December 31, 2014
($ in millions)	Fair Value	Valuation Technique(s)	Unobservable Input	Range

Embedded derivatives (FIA)	$153.9	Budget method	Swap curve	0.24% - 2.55%
			Mortality rate	105% or 97% 2012 IAM basic table with scale G2
			Lapse rate	0.04% - 46.44%
			CSA	3.08%

Embedded derivatives (GMAB / GMWB / COMBO)	$6.8	Risk neutral stochastic valuation methodology	Volatility surface	9.89% - 67.34%
			Swap curve	0.21% - 2.76%
			Mortality rate	105% 2012 IAM basic table with scale G2
			Lapse rate	0.00% - 40.00%
			CSA	3.08%

Level 3 Liabilities:	As of December 31, 2013, as restated
($ in millions)	Fair Value	Valuation Technique(s)	Unobservable Input	Range

Embedded derivatives (FIA)	$91.9	Budget method	Swap curve	0.19% - 3.79%
			Mortality rate	103% or 97% 2012 IAM basic table with scale G2
			Lapse rate	0.02% - 47.15%
			CSA	3.23%

Embedded derivatives (GMAB / GMWB / COMBO)	$(4.1)	Risk neutral stochastic valuation methodology	Volatility surface	10.85% - 46.33%
			Swap curve	0.15% - 4.15%
			Mortality rate	105% 2012 IAM basic table with scale G2
			Lapse rate	0.00% - 40.00%
			CSA	3.23%

F-69

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

12. Fair Value of Financial Instruments (continued)

Level 3 Assets and Liabilities by Pricing Source:	As of December 31, 2014
($ in millions)	Internal [1]	External [2]	Total
Assets
Available-for-sale debt securities
U.S. government and agency [3]	$362.2	$—	$362.2
State and political subdivision	159.1	241.1	400.2
Foreign government	—	53.6	53.6
Corporate	3,115.3	1,300.8	4,416.1
CMBS	—	152.8	152.8
RMBS	—	469.8	469.8
CDO/CLO	—	196.9	196.9
Other ABS	39.3	205.8	245.1
Total available-for-sale debt securities	3,675.9	2,620.8	6,296.7
Available-for-sale equity securities	—	179.5	179.5
Short-term investments	—	—	—
Fair value investments	6.3	183.7	190.0
Total assets	$3,682.2	$2,984.0	$6,666.2
Liabilities
Embedded derivatives	$160.7	$—	$160.7
Total liabilities	$160.7	$—	$160.7
———————

[1]	Represents valuations reflecting both internally-derived and market inputs, as well as third-party information or quotes.

[2]	Represents unadjusted prices from independent pricing services, third-party financial statements and independent indicative broker quotes where pricing inputs are not readily available.

[3]	Includes securities whose underlying collateral is an obligation of a U.S. government entity.

Level 3 Assets and Liabilities by Pricing Source:	As of December 31, 2013, as restated
($ in millions)	Internal [1]	External [2]	Total
Assets
Available-for-sale debt securities
U.S. government and agency [3]	$327.2	$—	$327.2
State and political subdivision	119.4	149.7	269.1
Foreign government	—	15.9	15.9
Corporate	2,971.7	930.4	3,902.1
CMBS	—	113.7	113.7
RMBS	—	552.1	552.1
CDO/CLO	—	221.2	221.2
Other ABS	47.9	199.8	247.7
Total available-for-sale debt securities	3,466.2	2,182.8	5,649.0
Available-for-sale equity securities	—	135.2	135.2
Short-term investments	—	0.9	0.9
Fair value investments	5.5	164.4	169.9
Total assets	$3,471.7	$2,483.3	$5,955.0
Liabilities
Embedded derivatives	$87.8	$—	$87.8
Total liabilities	$87.8	$—	$87.8
———————

[1]	Represents valuations reflecting both internally-derived and market inputs, as well as third-party information or quotes.

[2]	Represents unadjusted prices from independent pricing services, third-party financial statements and independent indicative broker quotes where pricing inputs are not readily available.

[3]	Includes securities whose underlying collateral is an obligation of a U.S. government entity.

F-70

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

12. Fair Value of Financial Instruments (continued)

Financial instruments not carried at fair value

The Company is required by U.S. GAAP to disclose the fair value of certain financial instruments including those that are not carried at fair value. The following table discloses the Company’s financial instruments where the carrying amounts and fair values differ:

Carrying Amounts and Fair Values of Financial Instruments:		As of December 31,
($ in millions)	Fair Value Hierarchy Level	2014		2013, as restated
		Carrying Value	Fair Value	Carrying Value	Fair Value
Financial assets:
Policy loans	Level 3	$2,352.1	$2,339.2	$2,350.3	$2,338.0
Cash and cash equivalents	Level 1	$428.7	$428.7	$455.6	$455.6
Life settlements	Level 3	$19.2	$17.4	$18.5	$16.7

Financial liabilities:
Investment contracts	Level 3	$3,955.0	$3,957.3	$3,442.6	$3,437.3
Surplus notes	Level 3	$156.2	$125.8	$156.2	$116.5

Fair value of policy loans

The fair value of fixed rate policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns. For floating rate policy loans the fair value is the amount due, excluding interest, as of the reporting date.

Fair value of life settlements

The fair value of life settlement contracts is determined based on the discounted cash flows from the expected proceeds from the insurance policies less the cash flows of the expected costs to keep the policies in force. These cash flows are discounted using a market rate.

Fair value of investment contracts

We determine the fair value of guaranteed interest contracts by using a discount rate based upon the appropriate U.S. Treasury rate to calculate the present value of projected contractual liability payments through final maturity. We determine the fair value of deferred annuities and supplementary contracts without life contingencies with an interest guarantee of one year or less at the amount of the policy reserve. In determining the fair value of deferred annuities and supplementary contracts without life contingencies with interest guarantees greater than one year, we use a discount rate based upon the appropriate U.S. Treasury rate to calculate the present value of the projected account value of the policy at the end of the current guarantee period.

Deposit type funds, including pension deposit administration contracts, dividend accumulations and other funds left on deposit not involving life contingencies, have interest guarantees of less than one year for which interest credited is closely tied to rates earned on owned assets. For these liabilities, we assume fair value to be equal to the stated liability balances.

The fair value of these investment contracts are categorized as Level 3.

Indebtedness

The fair value of surplus notes is determined with reference to the fair value of Phoenix’s senior unsecured bonds including consideration of the different features in the two securities.

F-71

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

13. Income Taxes

Significant Components of Income Taxes:	For the years ended December 31,
($ in millions)	2014	2013	2012
		As restated	As revised
Income tax expense (benefit) applicable to:
Current	$12.3	$79.1	$31.4
Deferred	(22.6)	—	(28.1)
Continuing operations	(10.3)	79.1	3.3
Discontinued operations	(0.4)	(0.3)	(1.2)
Income tax expense (benefit)	$(10.7)	$78.8	$2.1
Income taxes (paid) refunded	$18.4	$(86.5)	$(25.7)

Reconciliation of Effective Income Tax Rate:	For the years ended December 31,
($ in millions)	2014	2013	2012
		As restated	As revised

Income (loss) from continuing operations before income taxes and minority interest	$(124.1)	$128.0	$(119.6)
Income tax expense (benefit) at statutory rate of 35%	(43.4)	44.8	(41.9)
Dividend received deduction	(3.0)	(2.3)	(2.5)
Valuation allowance increase (decrease)	36.4	37.0	39.7
Expiration of tax attribute carryovers	—	0.4	5.6
Other, net	(0.3)	(0.8)	2.4
Income tax expense (benefit) applicable to continuing operations	$(10.3)	$79.1	$3.3
Effective income tax rates	8.3%	61.8%	(2.8)%

Allocation of Income Taxes:	For the years ended December 31,
($ in millions)	2014	2013	2012
		As restated	As revised

Income tax expense (benefit) from continuing operations	$(10.3)	$79.1	$3.3
Income tax expense (benefit) from OCI:
Unrealized investment gains / losses	58.2	(20.6)	99.0
Pension	—	—	—
Policy dividend obligation and DAC	—	—	—
Other	—	—	—
Income tax expense (benefit) related to cumulative effect of change in accounting	—	—	—
Income tax expense (benefit) from discontinued operations	(0.4)	(0.3)	(1.2)
Total income tax recorded to all components of income	$47.5	$58.2	$101.1
F-72

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

13. Income Taxes (continued)

Deferred Income Tax Balances Attributable to Temporary Differences:	As of December 31,
($ in millions)	2014	2013
		As restated
Deferred income tax assets
Future policyholder benefits	$814.8	$569.8
Employee benefits	15.8	17.3
Net operating and capital loss carryover benefits	13.0	14.5
Foreign tax credits carryover benefits	2.3	2.2
Alternative minimum tax credits	3.1	2.7
General business tax credits	17.7	23.7
Available-for-sale debt securities	34.3	69.9
Valuation allowance	(320.8)	(249.7)
Gross deferred income tax assets	580.2	450.4

Deferred tax liabilities
DAC	(187.4)	(213.3)
Investments	(244.8)	(151.4)
Other	(113.7)	(15.8)
Gross deferred income tax liabilities	(545.9)	(380.5)
Deferred income tax assets	$34.3	$69.9

As of December 31, 2014, we performed our assessment of the realization of deferred tax assets. This assessment included consideration of all available evidence – both positive and negative – weighted to the extent the evidence was objectively verifiable. In performing this assessment, the Company considered the existence of U.S. GAAP pre-tax cumulative losses in the three most recent years, which has been considered significant negative evidence in our assessment.

With the existence of Phoenix Life and parent company life subgroup taxable profits in recent years, the Company has experienced some utilization of its tax loss carryovers and incurred current federal income tax. Under U.S. federal tax law, taxes paid by Phoenix Life and the life subgroup are available for recoupment in the event of future losses. Under U.S. GAAP, the ability to carryback losses and recoup taxes paid can be considered as a source of income when assessing the realization of deferred tax assets. The Company believes that it is reasonably possible the consolidated return will experience taxable losses in the near term, however projecting such losses is subject to a number of estimates and assumptions including future impacts on market and actuarial assumptions. Actual results may vary from projections and, due to the uncertainty of these estimates, we do not believe significant weight can be placed on the assumption that taxes paid in the current and prior years will be recouped. Accordingly, management has not deemed the Phoenix Life taxes paid in current and prior tax years as a viable source of income when performing its valuation allowance assessment.

Further, we believe that the continued existence of significant negative evidence illustrated by a three year cumulative loss before tax is significant enough to overcome any positive evidence. This is further supported by the continued costs associated with the persistent low interest rates and downgrades of financial strength credit ratings which may adversely impact the Company’s future earnings.

Due to the application of our tax sharing agreement, positive and negative evidence at both the parent and subsidiary levels have been considered in our assessment of deferred tax asset realizability at the subsidiary level. Due to the significance of the negative evidence at both the parent and subsidiary levels, as well as the weight given to the objective nature of the cumulative losses in recent years, and after consideration of all available evidence, we concluded that our estimates of future taxable income, timing of the reversal of existing taxable temporary differences and certain tax planning strategies did not provide sufficient positive evidence to assert that it is more likely than not that certain deferred tax assets would be realizable. To the extent either Phoenix Life or Phoenix can demonstrate the ability to generate sustained profitability in the future, the valuation allowance could potentially be reversed resulting in a benefit to income tax expense.

F-73

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

13. Income Taxes (continued)

As of December 31, 2014, we concluded that our estimates of future taxable income, certain tax planning strategies and other sources of income did not constitute sufficient positive evidence to assert that it is more likely than not that certain deferred tax assets would be realizable. Accordingly, a valuation allowance of $320.8 million has been recorded on net deferred tax assets of $355.1 million. The valuation allowance recorded constitutes a full valuation allowance on the net deferred tax assets that require future taxable income in order to be realized. The remaining deferred tax asset of $34.3 million attributable to available-for-sale debt securities with gross unrealized losses does not require a valuation allowance due to our ability and intent to hold these securities until recovery of principal value through sale or contractual maturity, thereby avoiding the realization of taxable losses. This conclusion is consistent with prior periods. The impact of the valuation allowance on the allocation of tax to the components of the financial statements included an increase of $36.4 million in net loss from continuing operations related to deferred tax balances, an increase of $0.8 million in discontinued operations deferred tax balances and an increase of $33.9 million in OCI-related deferred tax balances.

As of December 31, 2014, we had deferred income tax assets of $17.7 million related to general business tax credit carryovers, which are expected to expire between the years 2022 and 2032.

As of December 31, 2014, we had deferred income tax assets of $2.3 million related to foreign tax credit carryovers, which are expected to expire between the 2016 and 2021 tax years. Additionally, we had deferred tax assets of $3.1 million related to alternative minimum tax credit carryovers which do not expire.

The Company is no longer subject to U.S. federal income tax examinations by tax authorities for years before 2011. The 2011 and 2012 tax years remain under examination; however, no material unanticipated assessments have been identified, and we believe no adjustment to our liability for uncertain tax positions is required. We have no unrecognized tax benefits recorded at December 31, 2014, 2013 and 2012.

Management believes that adequate provisions have been made in the financial statements for any potential assessments that may result from tax examinations and other tax related matters for all open tax years. Based upon the timing and status of our current examinations by taxing authorities, we do not believe that it is reasonably possible that any changes to the balance of unrecognized tax benefits occurring within the next 12 months will result in a significant change to the results of operations, financial condition or liquidity.

The Company has no interest and penalties as income tax expense and no accrued interest and penalties in the related income tax liability for the years ended December 31, 2014 and 2013.

14.	Accumulated Other Comprehensive Income

Changes in each component of AOCI attributable to the Company for the years ended December 31 are as follows below (net of tax):

Accumulated Other Comprehensive Income (Loss): ($ in millions)	Net Unrealized Gains / (Losses) on Investments where Credit-related OTTI was Recognized	Net Unrealized Gains / (Losses) on All Other Investments [1]	Total

Balance as of December 31, 2012, as revised	$(7.3)	$82.7	$75.4
Change in component during the period before reclassifications	17.3	(39.5)	(22.2)
Amounts reclassified from AOCI	3.6	(24.1)	(20.5)
Balance as of December 31, 2013, as restated	13.6	19.1	32.7
Change in component during the period before reclassifications	13.8	13.2	27.0
Amounts reclassified from AOCI	(6.6)	(10.1)	(16.7)
Balance as of December 31, 2014	$20.8	$22.2	$43.0
———————

[1]
See Note 8 to these consolidated financial statements for additional information regarding offsets to net unrealized investment gains and losses which include policyholder dividend obligation, DAC and other actuarial offsets, and deferred income tax expense (benefit).

F-74

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

14. Accumulated Other Comprehensive Income (continued)

Reclassifications from AOCI consist of the following:

AOCI	Amounts Reclassified from AOCI			Affected Line Item in the Consolidated Statements of Income and Comprehensive Income
($ in millions)	For the years ended December 31,
	2014	2013	2012
		As restated	As revised
Net unrealized gains / (losses) on investments where credit-related OTTI was recognized:
Available-for-sale securities	$10.1	$(5.5)	$(16.6)	Net realized capital gains (losses)
	10.1	(5.5)	(16.6)	Total before income taxes
	3.5	(1.9)	(5.8)	Income tax expense (benefit)
	$6.6	$(3.6)	$(10.8)	Net income (loss)
Net unrealized gains / (losses) on all other investments:
Available-for-sale securities	$15.5	$37.0	$38.0	Net realized capital gains (losses)
	15.5	37.0	38.0	Total before income taxes
	5.4	12.9	13.3	Income tax expense (benefit)
	$10.1	$24.1	$24.7	Net income (loss)
Total amounts reclassified from AOCI	$16.7	$20.5	$13.9	Net income (loss)

15.    Employee Benefit Plans and Employment Agreements

Our ultimate parent company provides employees with post-employment benefits that include retirement benefits, through pension and savings plans, and other benefits, including health care and life insurance. This includes three defined benefit plans. We incur applicable employee benefit expenses through the process of cost allocation by PNX.

The employee pension plan provides benefits up to the amount allowed under the Internal Revenue Code. The two supplemental plans provide benefits in excess of the primary plan. Retirement benefits under the plans are a function of years of service and compensation. Effective March 31, 2010, all benefit accruals under all of our funded and unfunded defined benefit plans were frozen. This change was announced in 2009 and a curtailment was recognized at that time for the reduction in the expected years of future service.

Our ultimate parent company has historically provided employees with other post-employment benefits that include health care and life insurance. In December 2009, PNX announced the decision to eliminate retiree medical coverage for current employees whose age plus years of service did not equal at least 65 as of March 31, 2010. Employees who remain eligible must still meet all other plan requirements to receive benefits. In addition, the cap on the Company’s contribution to pre-65 retiree medical costs per participant was reduced beginning with the 2011 plan year.

Applicable information regarding the actuarial present value of vested and non-vested accumulated plan benefits, and the net assets of the plans available for benefits, is omitted as the information is not separately calculated for our participation in the plans. PNX, the plan sponsor, established an accrued liability and amounts attributable to us have been allocated.

Employee benefit expense allocated to us for these benefits totaled $12.0 million, $10.0 million and $13.6 million for 2014, 2013 and 2012, respectively. On August 8, 2014, the Highway and Transportation Funding Act of 2014 was enacted into law, effective immediately. The law extends certain pension funding provisions originally included in the Moving Ahead for Progress in the 21st Century Act (MAP-21). The Company took advantage of this in September of 2014, which resulted in the Company not making any further contributions for the remainder of 2014. We expect to make no contributions over the next 12 months.

F-75

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

16. Discontinued Operations

PFG Holdings, Inc.

On January 4, 2010, Phoenix signed a definitive agreement to sell PFG and its subsidiaries, including AGL Life Assurance Company, to Tiptree. Because of the divestiture, these operations are reflected as discontinued operations. On June 23, 2010, Phoenix completed the divestiture of PFG and closed the transaction.

The definitive agreement contains a provision requiring us to indemnify Tiptree for any losses due to actions resulting from certain specified acts or omissions associated with the divested business prior to closing. There has been litigation filed that falls within this provision of the agreement but does not name Phoenix as a party to the litigation. Phoenix intends to defend these matters vigorously based on our indemnity commitment.

There were no assets or liabilities on the consolidated balance sheets identified as discontinued operations related to PFG at December 31, 2014 and 2013.

During the years ended December 31, 2014, 2013 and 2012, net losses recognized for discontinued operations were $0, $0.6 million and $4.7 million, respectively, and primarily related to the indemnification of Tiptree.

Discontinued Reinsurance Operations

In 1999, we discontinued our reinsurance operations through a combination of sale, reinsurance and placement of certain retained group accident and health reinsurance business into run-off. We adopted a formal plan to stop writing new contracts covering these risks and to end the existing contracts as soon as those contracts would permit. However, we remain liable for claims under contracts which have not been commuted.

We have established reserves for claims and related expenses that we expect to pay on our discontinued group accident and health reinsurance business. These reserves are based on currently known facts and estimates about, among other things, the amount of insured losses and expenses that we believe we will pay, the period over which they will be paid, the amount of reinsurance we believe we will collect from our retrocessionaires and the likely legal and administrative costs of winding down the business. Our total policy liabilities and accruals were $39.3 million and $44.1 million as of December 31, 2014 and 2013, respectively. Our total amounts recoverable from retrocessionaires related to paid losses were $0.1 million and $0.1 million as of December 31, 2014 and 2013, respectively. Losses of $3.4 million in 2014, $1.9 million in 2013 and $9.9 million in 2012 were recognized primarily related to adverse developments which occurred during these respective years. See Note 20 to these consolidated financial statements for additional discussion on remaining liabilities of our discontinued reinsurance operations.

17.	Phoenix Life Statutory Financial Information and Regulatory Matters

Our insurance subsidiaries are required to file, with state regulatory authorities, annual statements prepared on an accounting basis prescribed or permitted by such authorities.

As of December 31, 2014, statutory surplus differs from equity reported in accordance with U.S. GAAP for life insurance companies primarily as follows:

•	policy acquisition costs are expensed when incurred;

•	surplus notes are included in surplus rather than debt;

•	post-employment benefit expense allocated to Phoenix Life from PNX relates only to vested participants and expense is based on different assumptions and reflect a different method of adoption;

•	life insurance reserves are based on different assumptions; and

•
deferred tax assets are limited to amounts reversing in a specified period with an additional limitation based upon 10% or 15% of statutory surplus, dependent on meeting certain risk-based capital (“RBC”) thresholds.

F-76

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

17. Phoenix Life Statutory Financial Information and Regulatory Matters (continued)

The information below is taken from the Phoenix Life annual statement filed with state regulatory authorities.

Statutory Financial Data for Phoenix Life: [1]	As of or for the years ended December 31,
($ in millions)	2014	2013	2012

Statutory capital, surplus and surplus notes	$609.2	$597.0	$793.6
Asset valuation reserve (“AVR”)	143.0	138.2	128.9
Statutory capital, surplus and AVR [2]	$752.2	$735.2	$922.5
Statutory net gain (loss) from operations	$116.2	$79.8	$160.5
Statutory net income (loss)	$132.5	$(21.0)	$156.2
———————

[1]	Amounts in statements filed with state regulatory authorities may differ from audited financial statements.

[2]	Includes all life insurance subsidiaries in consolidation.

New York Insurance Law requires that New York life insurers report their RBC. RBC is based on a formula calculated by applying factors to various assets, premium and statutory reserve items. The formula takes into account the risk characteristics of the insurer, including asset risk, insurance risk, interest rate risk and business risk. New York Insurance Law gives the NYDFS explicit regulatory authority to require various actions by, or take various actions against, insurers whose total adjusted capital does not exceed certain RBC levels. Each of the U.S. insurance subsidiaries of Phoenix Life is also subject to these same RBC requirements. As of December 31, 2014 and 2013, Phoenix Life’s RBC was in excess of 300% of Company Action Level (the level where a life insurance enterprise must submit a comprehensive plan to state insurance regulators) and each of its U.S. insurance subsidiaries was in excess of 200%.

Under New York Insurance Law, Phoenix Life is permitted to pay stockholder dividends in any calendar year without prior approval from the NYDFS in the amount of the lesser of 10% of Phoenix Life’s surplus to policyholders as of the immediately preceding calendar year or Phoenix Life’s statutory net gain from operations for the immediately preceding calendar year, not including realized capital gains. Phoenix Life declared $56.0 million in dividends in 2014 and under the above formula would be able to pay $59.9 million in dividends in 2015.

See Note 22, Subsequent Events, for further discussion on changes in statutory capital and surplus in the first quarter of 2015.

18.	Premises and Equipment

Premises and equipment are included in other assets in our consolidated balance sheets.

Cost and Carrying Value of Premises and Equipment:	As of December 31,
($ in millions)	2014		2013, as restated
	Cost	Carrying Value	Cost	Carrying Value

Real estate	$99.8	$32.6	$99.3	$33.6
Equipment and software	73.8	12.2	72.6	12.2
Leasehold improvements	0.4	0.2	0.4	0.2
Premises and equipment cost and carrying value	174.0	$45.0	172.3	$46.0
Accumulated depreciation and amortization	(129.0)		(126.3)
Premises and equipment	$45.0		$46.0

Depreciation and amortization expense for premises and equipment for 2014, 2013 and 2012 totaled $6.0 million, $8.2 million and $12.0 million, respectively.

F-77

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

18. Premises and Equipment (continued)

Rental expenses for operating leases, principally with respect to buildings, amounted to $0.6 million, $0.6 million and $0.9 million in 2014, 2013 and 2012, respectively. Future minimum rental payments under non-cancelable operating leases were $5.9 million as of December 31, 2014, payable as follows: in 2015, $0.8 million; in 2016, $0.8 million; in 2017, $0.8 million; in 2018, $0.8 million; in 2019, $0.5 million and thereafter, $2.2 million. All future obligations for leased property of our discontinued operations were assumed by the buyer upon the completion of the sale on June 23, 2010. See Note 16 to these consolidated financial statements for additional information.

19.    Related Party Transactions

Capital Contributions

During the years ended December 31, 2014 and 2013, we received cash capital contributions of $15.0 million and $45.0 million, respectively. During the year ended December 31, 2012, we received a non-cash capital contribution of $0.3 million.

Return of Capital

We made return of capital payments to our parent company in the amounts of $56.0 million, $74.2 million and $71.8 million during the years ended December 31, 2014, 2013 and 2012, respectively.

Facility and Services Contracts

Phoenix Life has entered into agreements to provide substantially all general operating expenses related to various subsidiaries of PNX, including rent and employee benefit plan expenses. Expenses are allocated to the respective subsidiaries using specific identification or activity-based costing. Allocated expenses and payable balances related to these agreements with affiliates are as follows:

•
Expenses allocated to Phoenix’s holding company were $97.2 million, $67.6 million and $9.3 million for the years ended December 31, 2014, 2013 and 2012, respectively. Amounts payable to Phoenix Life were $11.8 million and $4.8 million as of December 31, 2014 and 2013, respectively.

•
Expenses allocated to Saybrus were $31.2 million, $23.3 million and $19.7 million for the years ended December 31, 2014, 2013 and 2012, respectively. Amounts payable to Phoenix Life were $7.9 million and $6.3 million as of December 31, 2014 and 2013, respectively.

Other Related Party Transactions

1851 Securities, Inc. (“1851”), a wholly owned subsidiary of PM Holdings Inc., is the principal underwriter of our variable life insurance policies and variable annuity contracts. Commissions paid by the Company were $9.7 million, $9.3 million and $9.7 million for the years ended December 31, 2014, 2013 and 2012, respectively.

State Farm Mutual Automobile Insurance Company (“State Farm”) is currently the owner of record of more than 5% of PNX outstanding common stock. In 2014, 2013 and 2012, we incurred $2.7 million, $2.6 million and $2.3 million, respectively, as compensation costs for the sale of our insurance and annuity products by entities that were either subsidiaries of State Farm or owned by State Farm agents.

Saybrus provides wholesaling services for our universal life insurance and fixed annuity products. Saybrus Equity Services, Inc. (“Saybrus Equity”), a wholly owned subsidiary of Saybrus, provides wholesaling services for our variable life insurance and variable annuity products. Commissions paid by Saybrus and by Saybrus Equity on our behalf were immaterial as of December 31, 2014, 2013 and 2012, respectively. Commission amounts payable to Saybrus and to Saybrus Equity were immaterial as of December 31, 2014 and 2013, respectively.

Indebtedness due to affiliate

See Note 9 to these financial statements for additional information.

F-78

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

20. Contingent Liabilities

Litigation and arbitration

The Company is regularly involved in litigation and arbitration, both as a defendant and as a plaintiff. The litigation and arbitration naming us as a defendant ordinarily involves our activities as an insurer, employer, investor, investment advisor or taxpayer.

It is not feasible to predict or determine the ultimate outcome of all legal or arbitration proceedings or to provide reasonable ranges of potential losses. Management of the Company believes that the ultimate outcome of our litigation and arbitration matters are not likely, either individually or in the aggregate, to have a material adverse effect on the financial condition of the Company beyond the amounts already reported in these financial statements. However, given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation and arbitration, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the results of operations or cash flows in particular quarterly or annual periods.

SEC Cease-and-Desist Order

Phoenix and PHL Variable are subject to a Securities and Exchange Commission (the “SEC”) Order Instituting Cease-and-Desist Proceedings Pursuant to Section 21C of the Securities Exchange Act of 1934, Making Findings, and Imposing a Cease-and-Desist Order, which was approved by the SEC in March 2014 (the “March 2014 Order”) and was subsequently amended by an amended SEC administrative order approved by the SEC in August 2014 (the March 2014 Order, as amended, the “Amended Order”). The Amended Order and the March 2014 Order (collectively, the “Orders”), directed Phoenix and PHL Variable to cease and desist from committing or causing any violations and any future violations of Section 13(a) of the Exchange Act and Rules 13a-1 and 13a-13 thereunder and Section 15(d) of the Exchange Act and Rules 15d-1 and 15d-13 thereunder. Phoenix and PHL Variable remain subject to these obligations. Pursuant to the Orders, Phoenix and PHL Variable were required to file certain periodic SEC reports in accordance with the timetables set forth in the Orders. All of such filings have been made. Phoenix and PHL Variable paid civil monetary penalties to the SEC in the aggregate amount of $1.1 million pursuant to the terms of the Orders.

Cases Brought by Policy Investors

On June 5, 2012, Wilmington Savings Fund Society, FSB, as successor in interest to Christiana Bank & Trust Company and as trustee of 60 unnamed trusts, filed suit against Phoenix, Phoenix Life and PHL Variable in the United States District Court for the Central District of California; the case was later transferred to the District of Delaware (C.A. No. 13-499-RGA) by order dated March 28, 2013. After the plaintiffs twice amended their complaint, and dropped Phoenix as a defendant and dropped one of the plaintiff Trusts, the court issued an order on April 9, 2014 dismissing seven of the ten counts, and partially dismissing two more, with prejudice. The court dismissed claims alleging that Phoenix Life and PHL Variable committed RICO violations and fraud by continuing to collect premiums while concealing an intent to later deny death claims. The claims that remain in the case seek a declaration that the policies at issue are valid, and damages relating to cost of insurance increases. This case has been settled, and the settlement does not have a material impact on Phoenix Life’s financial statements.

On August 2, 2012, Lima LS PLC filed a complaint against Phoenix, Phoenix Life, PHL Variable, James D. Wehr, Philip K. Polkinghorn, Edward W. Cassidy, Dona D. Young and other unnamed defendants in the United States District Court for the District of Connecticut (Case No. CV12-01122). On July 1, 2013, the defendants’ motion to dismiss the complaint was granted in part and denied in part. Thereafter, on July 31, 2013, the plaintiff served an amended complaint against the same defendants, with the exception that Mr. Cassidy was dropped as a defendant. The plaintiffs allege that Phoenix Life and PHL Variable promoted certain policy sales knowing that the policies would ultimately be owned by investors and then challenging the validity of these policies or denying claims submitted on these policies. Plaintiffs are seeking damages, including punitive and treble damages, attorneys’ fees and a declaratory judgment. We believe we have meritorious defenses against this lawsuit and we intend to vigorously defend against these claims. The outcome of this litigation and any potential losses are uncertain.

F-79

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

20. Contingent Liabilities (continued)

Cost of Insurance Cases

On November 18, 2011, Martin Fleisher and another plaintiff (the “Fleisher Litigation”), on behalf of themselves and others similarly situated, filed suit against Phoenix Life in the United States District Court for the Southern District of New York (C.A. No. 1:11-cv-08405-CM-JCF (U.S. Dist. Ct; S.D.N.Y.)) challenging COI rate adjustments implemented by Phoenix Life in 2010 and 2011, which Phoenix Life maintains were based on policy language permitting such adjustments. By order dated July 12, 2013, two separate classes were certified in the Fleisher Litigation; by subsequent order dated August 26, 2013, the court decertified one of the classes. The complaint seeks damages for breach of contract. The class certified in the court’s July 12, 2013 order, as limited by the court’s August 26, 2013 order, is limited to holders of Phoenix Life policies issued in New York subject to New York law and subject to Phoenix Life’s 2011 cost of insurance (“COI”) rate adjustment. By order dated April 29, 2014, the court denied Martin Fleisher’s motion for summary judgment in the Fleisher Litigation in its entirety, while granting in part and denying in part Phoenix Life’s motion for summary judgment.

Phoenix Life’s subsidiary, PHL Variable, has been named as a defendant in six actions challenging its COI rate adjustments implemented concurrently with the Phoenix Life adjustments. Five cases have been brought against PHL Variable, while one case has been brought against PHL Variable and Phoenix Life. These six cases, only one of which is styled as a class action, have been brought by (1) Tiger Capital LLC (C.A. No. 1:12-cv- 02939-CM-JCF; U.S. Dist. Ct; S.D.N.Y., complaint filed on March 14, 2012; the “Tiger Capital Litigation”); (2-5) U.S. Bank National Association, as securities intermediary for Lima Acquisition LP ((2: C.A. No. 1:12-cv-06811-CM-JCF; U.S. Dist. Ct; S.D.N.Y., complaint filed on November 16, 2011; 3: C.A. No. 1:13-cv-01580-CM-JCF; U.S. Dist. Ct; S.D.N.Y., complaint filed on March 8, 2013; collectively, the “U.S. Bank N.Y. Litigations”); (4: C.A. No. 3:14-cv-00555-WWE; U.S. Dist. Ct; D. Conn., complaint originally filed on March 6, 2013, in the District of Delaware and transferred by order dated April 22, 2014, to the District of Connecticut; and 5: C.A. No. 3:14-cv-01398-WWE, U.S. Dist. Ct; D. Conn., complaint filed on September 23, 2014, and amended on October 16, 2014, to add Phoenix Life as a defendant, and consolidated with No. 3:14-cv-00555-WWE (collectively the “U.S. Bank Conn. Litigations”)); and (6) SPRR LLC (C.A. No. 1:14-cv-8714-CM; U.S. Dist. Ct.; S.D.N.Y., complaint filed on October 31, 2014; the “SPRR Litigation”). SPRR LLC filed suit against PHL Variable, on behalf of itself and others similarly situated, challenging COI rate adjustments implemented by PHL Variable in 2011.

The Tiger Capital Litigation and the two U.S. Bank N.Y. Litigations were assigned to the same judge as the Fleisher Litigation, and discovery in these four actions has concluded. By orders in both U.S. Bank N.Y. Litigations dated May 23, 2014, the court denied U.S. Bank’s motions for summary judgment in their entirety, while granting in part and denying in part PHL Variable’s motions for summary judgment. U.S. Bank moved for reconsideration of the court’s summary judgment decisions in the U.S. Bank N.Y. Litigations, which the court denied by orders dated June 4, 2014. By order in the Tiger Capital Litigation dated July 23, 2014, the court denied Tiger Capital’s motion for summary judgment in its entirety, while granting in part and denying in part PHL Variable’s motion for summary judgment. Plaintiff in the Tiger Capital Litigation seeks damages for breach of contract. Plaintiff in the U.S. Bank N.Y. Litigations and the U.S. Bank Conn. Litigations seeks damages and attorneys’ fees for breach of contract and other common law and statutory claims. The plaintiff in the SPRR Litigation, which has been reassigned to the same judge as the Fleisher Litigation, Tiger Capital Litigation and the two U.S. Bank N.Y. Litigations, seeks damages for breach of contract for a nationwide class of policyholders.

The Fleisher Litigation is scheduled for trial commencing June 15, 2015, the U.S. Bank N.Y. Litigations are scheduled for trial commencing June 29, 2015, and the Tiger Capital Litigation is scheduled for trial commencing on July 13, 2015.

F-80

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

20. Contingent Liabilities (continued)

Phoenix Life and PHL Variable (together, the “Life Companies”) reached an agreement as of April 30, 2015 with SPRR, LLC, Martin Fleisher, as trustee of the Michael Moss Irrevocable Life Insurance Trust II, and Jonathan Berck, as trustee of the John L. Loeb, Jr. Insurance Trust (collectively, the “Plaintiffs”), to resolve the Fleisher Litigation and SPRR Litigation, both class actions. The proposed settlement class consists of all policyholders that were subject to the 2010 or 2011 COI rate adjustments (collectively, the “Settlement Class”), including the policies within the above-named COI cases, and will be structured to allow members of the Settlement Class to opt out of the settlement (the “Settlement”). The Life Companies will establish a Settlement fund, which may be reduced proportionally for any opt-outs, and will pay a class counsel fee if the Settlement is approved. The Life Companies will be released by all participating members of the Settlement Class, and the COI rate adjustment for policies participating in the Settlement Class will remain in effect. The Life Companies agreed to pay a total of $48.5 million, as reduced for any opt-outs, in connection with the Settlement. The Life Companies agreed not to impose additional increases to COI rates on policies participating in the Settlement Class through the end of 2020, and not to challenge the validity of policies participating in the Settlement Class for lack of insurable interest or misrepresentations in the policy applications. The Settlement is intended to resolve all pending COI cases, other than for policyholders who opt-out of the Settlement. The agreement requires that a formal settlement agreement will be filed with the United States District Court for the Southern District of New York and will be subject to certain conditions and court approval. In connection with the Settlement, the Company incurred a charge of $48.5 million in 2014. Under the settlement, policyholders who are class members, including those which have filed individual actions relating to COI rate adjustments, may opt out of the settlement and separately litigate their claims. The Companies are currently unable to estimate the extent to which policyholders may opt out of the settlement or the damages which they may or may not collect in litigation against the Companies. There can be no assurance that the ultimate cost will be $48.5 million. Depending on the results of any opt outs and the resultant litigation and/or negotiation the ultimate cost could be more or less than $48.5 million.

Complaints to state insurance departments regarding PHL Variable’s COI rate adjustments have also prompted regulatory inquiries or investigations in several states, with two of such states (California and Wisconsin) issuing letters directing PHL Variable to take remedial action in response to complaints by a single policyholder. PHL Variable disagrees with both states’ positions. On March 23, 2015, an Administrative Law Judge (“ALJ”) in Wisconsin ordered PHL Variable to pay restitution to current and former owners of seven policies and imposed a fine on PHL Variable which, in a total amount, does not have a material impact on PHL Variable’s financial position (Office of the Commissioner of Insurance Case No. 13- C35362). PHL Variable disagrees with the ALJ’s determination and has appealed the order.

For any cases or regulatory directives not resolved by the Settlement, Phoenix Life and PHL Variable believe that they have meritorious defenses against all of these lawsuits and regulatory directives and intend to vigorously defend against them, including by appeal if necessary. For any matters not resolved by the Settlement, the outcome is uncertain and any potential losses cannot be reasonably estimated.

Regulatory matters

State regulatory bodies, the SEC, the Financial Industry Regulatory Authority (“FINRA”), the IRS and other regulatory bodies regularly make inquiries of Phoenix, Phoenix Life and our affiliates and, from time to time, conduct examinations or investigations concerning our compliance with laws and regulations related to, among other things, our insurance and broker-dealer subsidiaries, securities offerings and registered products. We endeavor to respond to such inquiries in an appropriate way and to take corrective action if warranted. Further, Phoenix is providing to the SEC certain information and documentation regarding the restatement of its prior period financial statements and the staff of the SEC has indicated to Phoenix that the matter remains subject to further investigation and potential further regulatory action. We cannot predict the outcome of any of such investigations or actions related to these or other matters.

Regulatory actions may be difficult to assess or quantify. The nature and magnitude of their outcomes may remain unknown for substantial periods of time. It is not feasible to predict or determine the ultimate outcome of all pending inquiries, investigations, legal proceedings and other regulatory actions, or to provide reasonable ranges of potential losses. Based on current information, we believe that the outcomes of our regulatory matters are not likely, either individually or in the aggregate, to have a material adverse effect on our consolidated financial condition. However, given the inherent unpredictability of regulatory matters, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on our consolidated financial statements in particular quarterly or annual periods.

F-81

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

20. Contingent Liabilities (continued)

State Insurance Department Examinations

During 2012 and 2013, the NYDFS conducted its routine quinquennial financial and market conduct examination covering the period ended December 31, 2012 of Phoenix Life. The Connecticut Insurance Department conducted its routine financial examination of PHL Variable and two other Connecticut-domiciled insurance subsidiaries. The NYDFS issued the final examination portion of its report for Phoenix Life on June 26, 2014. The Connecticut Insurance Department released its financial examination report for PHL Variable on May 28, 2014 and its market conduct examination on December 29, 2014.

Unclaimed Property Inquiries

In late 2012, Phoenix and its affiliates received separate notices from Unclaimed Property Clearing House (“UPCH”)_and Kelmar Associates, LLC (“Kelmar”) that UPCH and Kelmar have been authorized by the unclaimed property administrators in certain states to conduct unclaimed property audits. The audits began in 2013 are are being conducted on all entities that comprise Phoenix with a focus on death benefit payments; however, all amounts owed by any entity within Phoenix are also a focus. This includes any payments to vendors, brokers, former employees and shareholders. UPCH and Kelmar represent 39 jurisdictions. We do not expect the unclaimed property audits to have a material adverse effect on our financial statements.

Discontinued Reinsurance Operations

In 1999, we discontinued reinsurance operations through a combination of sale, reinsurance and placement of certain retained group accident and health reinsurance business into run-off. A formal plan was adopted to stop writing new contracts covering these risks and to end existing contracts as soon as those contracts would permit. However, Phoenix Life remains subject to claims under contracts that have not been commuted. Certain discontinued group accident and health reinsurance business was the subject of disputes concerning the placement of the business with reinsurers and the recovery of reinsurance. These disputes have been substantially resolved or settled.

We have established reserves for claims and related expenses that we expect to pay on our discontinued group accident and health reinsurance business. These reserves are based on currently known facts and estimates about, among other things, the amount of insured losses and expenses that we believe we will pay, the period over which they will be paid, the amount of reinsurance we believe we will collect from our retrocessionaires and the likely legal and administrative costs of winding down the business.

We expect our reserves and reinsurance to cover the run-off of the business; however, unfavorable or favorable claims and/or reinsurance recovery experience are reasonably possible and could result in our recognition of additional losses or gains in future years. Management believes, based on current information and after consideration of the provisions made in these consolidated financial statements, that any future adverse or favorable development of recorded reserves and/or reinsurance recoverables will not have a material adverse effect on its financial position. Nevertheless, it is possible that future developments could have a material adverse effect on our results of operations.

See Note 16 to these consolidated financial statements for additional information regarding discontinued operations.

21.    Other Commitments

We have an agreement with HP Enterprise Services related to the management of our infrastructure services which expires in 2015. The remaining commitments total $14.3 million through 2015.

As part of its normal investment activities, the Company enters into agreements to fund limited partnerships that make debt and equity investments. As of December 31, 2014, the Company had unfunded commitments of $237.1 million under such agreements, of which $73.0 million is expected to be funded by December 31, 2015. See Note 8 to these consolidated financial statements for additional information on VIEs.

In addition, the Company enters into agreements to purchase private placement investments. As of December 31, 2014, the Company had open commitments of $103.3 million under such agreements which are expected to be funded by June 30, 2015.

F-82

Phoenix Life Insurance Company Notes to Consolidated Financial Statements (continued)

22. Subsequent Events

We evaluated events subsequent to December 31, 2014 and through May 13, 2015, the date of issuance of these financial statements. We have determined there have been no events that have occurred that would require adjustments to our financial statements. Significant events requiring additional disclosure are as follows:

Dividends

On March 19, 2015, Phoenix Life declared a $15.0 million dividend to Phoenix.

Restatement

Phoenix filed a Current Report on Form 8-K with the SEC on February 6, 2015 disclosing that Phoenix’s Audit Committee concluded that Phoenix’s previously issued audited consolidated U.S. GAAP financial statements for the year ended December 31, 2013 and unaudited interim consolidated U.S. GAAP financial statements for the three months ended December 31, 2013 included in Phoenix’s Annual Report on Form 10-K for the year ended December 31, 2013 and Phoenix’s previously issued unaudited interim consolidated U.S. GAAP financial statements for the three months ended June 30, 2014 included in Phoenix’s Quarterly Report on Form 10-Q for the period ended June 30, 2014 filed with the SEC should no longer be relied upon and should be restated because of certain material errors identified in such financial statements. In addition, as required by applicable accounting standards, Phoenix adjusted the financial statements for all known errors, some of which were already recorded and disclosed in prior SEC reports as out-of-period adjustments. Phoenix filed its Annual Report on Form 10-K for the year ended December 31, 2014 containing the restated information on March 31, 2015.

PHL Variable Capital and Surplus

As of March 31, 2015, PHL Variable had an estimated Company Action Level risk-based capital ratio of 122%, compared with 218% at December 31, 2014 based on the annual statement as filed with state regulatory authorities. The March 31, 2015 ratio reflects PHL Variable’s portion of litigation accruals for the Settlement, as well as unfavorable mortality and a lower admitted deferred tax asset resulting from the surplus decline that were all recorded in the first quarter of 2015 for PHL Variable. Phoenix is pursuing a number of capital management actions, including a reinsurance treaty between the Company and PHL Variable to optimize its statutory capital deployment. The Company is working to close the transaction in the second quarter of 2015. There can be no assurance that the regulators who must approve this transaction will either approve or approve with conditions acceptable to Phoenix. If the reinsurance treaty is not effected, which management does not anticipate, Phoenix may consider other options which could include capital contributions from the Company, The Phoenix Companies, Inc., or third parties, or other actions.

F-83

Part C

Other Information

Item 26.	Exhibits.

(a)	Board of Directors Resolution.

Resolution of the Board of Directors of PHL Variable Insurance Company (the “Depositor”) establishing the PHLVIC Variable Universal Life Account is incorporated by reference to Initial Registration Statement on Form S-6 (File No. 333-65823), filed via EDGAR on October 16, 1998.

(b)	Custodian Agreements.

Not applicable.

(c)	Underwriting Contracts.

	(1)	Master Service and Distribution Compliance Agreement between Depositor and Phoenix Equity Planning Corporation, dated November 1, 2000 is incorporated by reference to Post-Effective Amendment No. 5 (File No. 333-81458), filed via EDGAR on April 30, 2004.

	(2)	Form of Broker Dealer Supervisory and Service Agreement among Phoenix Equity Planning Corporation and Independent Brokers with respect to the sale of Policies is incorporated by reference to Pre-Effective Amendment No. 1 to Initial Registration Statement on Form N-6 (File No. 333-119919), filed via EDGAR on February 9, 2005.

	(3)	Principal Underwriting and Distribution Agreement between PHL Variable Insurance Company and Phoenix Equity Planning Corporation, dated February 5, 2009, is incorporated by reference to Post-Effective Amendment No. 4 on Form N-6 (File No. 333-143656), filed via EDGAR on April 29, 2010.

	(4)	Amended and Restated Principal Underwriting and Distribution Agreement between PHL Variable Insurance Company and 1851 Securities, Inc., dated January 1, 2012, is incorporated by reference to Post-Effective Amendment No. 4 on Form N-6 (File No. 333-143656), filed via EDGAR on April 26, 2012.

(d)	Contracts.

	1.	Form 08JE, Phoenix Joint Edge® VUL policy form *

	2.	Form 08LTRJE, Individual Level Term Rider *

	3.	Form 08JPEOR, Variable Joint Life Policy Exchange Option Rider *

	4.	Form 08SPOR-Survivor Insurance Purchase Option Rider *

	5.	Form 06NLGR-No Lapse Guarantee Rider *

	6.	Form 06OLR-Overloan Protection Rider *

	7.	Form 07ASVR-Alternate Surrender Value Rider *

	8.	Form 07DPR-Disability Benefit Rider *

	9.	Form VR73-Enhanced Dollar Cost Averaging Amendment *

*	Incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to Initial Registration Statement on Form N-6 (File No. 333-149105), filed via EDGAR on July 11, 2008.

(e)	Applications.

	1.	Form OL 4312-Multi Life Application for Life Insurance *

	2.	Form OL 4314-Other Insured Supplement *

*	Incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to Initial Registration Statement on Form N-6 (File No. 333-149105), filed via EDGAR on July 11, 2008.

(f)	Depositor’s Certificate of Incorporation and Bylaws.

	(1)	Amended and Restated Certificate of Incorporation of PHL Variable Insurance Company is incorporated by reference to Initial Registration Statement on Form S-6 (File No. 333-81458), filed via EDGAR on January 28, 2002.

(2) Amended and Restated Bylaws of PHL Variable Insurance Company, effective May 16, 2002, is incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No. 333-81458), filed via EDGAR on April 30, 2004.

(g)	Reinsurance Contracts.

Incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to Initial Registration Statement on Form N-6 (File No. 333-149105), filed via EDGAR on July 11, 2008.

(h)	Participation Agreements.

	(1)	(a) Amended and Restated Fund Participation Agreement dated April 4, 2008 among PHL Variable Insurance Company, Wanger Advisors Trust, Columbia Wanger Asset Management LLP and Columbia Management Distributors, Inc. is incorporated by reference to Post-Effective Amendment No. 8 on Form N-4 (File No. 333-123040), filed via EDGAR on April 30, 2008.

(b) Consent to Assignment of Participation Agreement dated March 29, 2010 between Columbia Management Distributors, Inc. (“CMDI”) and PHL Variable Insurance Company to Riversource Fund Distributors, Inc. (“RSFD”) is incorporated by reference to Post-Effective Amendment No. 4 on Form N-6 (File No. 333-143656), filed via EDGAR on April 29, 2010.

	(2)	(a) Participation Agreement as of May 1, 2000 among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., Phoenix Home Life Mutual Insurance Company, and PHL Variable Insurance Company, is incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No. 333-81458), filed via EDGAR on April 30, 2004.

(b) Amendment to Participation Agreement as of May 1, 2000 among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., Phoenix Home Life Mutual Insurance Company and PHL Variable Insurance Company, is incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No. 333-81458), filed via EDGAR on April 30, 2004.

(c) Amendment to Participation Agreement as of May 3, 2004 by and among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Phoenix Life Insurance Company, and PHL Variable Insurance Company is incorporated by reference to Post-Effective Amendment No. 9 on Form N-6 (File No. 333-76778), filed via EDGAR on April 27, 2006.

(d) Amendment No. 3 to Participation Agreement as of May 1, 2006, by and among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Phoenix Life Insurance Company, and PHL Variable Insurance Company is incorporated by reference to Post-Effective Amendment No. 9 on Form N-6 (File No. 333-119916), filed via EDGAR on August 14, 2006.

(e) Amendment No. 4 to Participation Agreement as of May 1, 2007, by and among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Phoenix Life Insurance Company, and PHL Variable Insurance Company is incorporated by reference to Pre-Effective Amendment No. 1 to Initial Registration Statement on Form N-6 (File No. 333-146301), filed via EDGAR on December 21, 2007.

(f) Amendment No. 5 to Participation Agreement as of March 1, 2008 by and among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Phoenix Life Insurance Company, and PHL Variable Insurance Company is incorporated by reference to Pre-Effective Amendment No. 1 to Initial Registration Statement on Form N-4 (File No. 333-147565), filed via EDGAR on April 4, 2008.

(g) Amendment No. 6 to Participation Agreement as of September 20, 2010 by and among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., PHL Variable Insurance Company (“PHLVIC”), Phoenix Life Insurance Company (“PLIC”), Phoenix Life and Annuity Company (“PLAC”), and Phoenix Equity Planning Corporation (“PEPCO”) is incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No. 333-146301), filed via EDGAR on April 29, 2011

	(3)	(a) Fund Participation Agreement dated July 15, 1999, among PHL Variable Insurance Company, Insurance Series, and Federated Securities Corp. is incorporated by reference to Post-Effective Amendment No. 2 on Form S-6 (File No. 333-65823), filed via EDGAR on April 30, 2002.

(b) Amendment to Fund Participation Agreement dated December 22, 2009 among Federated Securities Corp., Federated Insurance Series, and PHL Variable Insurance Company is incorporated by reference to Post-Effective Amendment No. 4 on Form N-6 (File No. 333-143656), filed via EDGAR on April 29, 2010.

(c) First Addendum to Fund Participation Agreement dated January 19, 2010 by and between PHL Variable Insurance Company (“Insurer”) and Federated Securities Corp. (“FSC”) is incorporated by reference to Post-Effective Amendment No. 4 on Form N-6 (File No. 333-143656), filed via EDGAR on April 29, 2010.

	(4)	(a) Fund Participation Agreement dated July 19, 1999 among BT Insurance Funds Trust, Bankers Trust Company, and PHLVIC is incorporated by reference to Post-Effective Amendment No. 2 on Form S-6 (File No. 333-65823), filed via EDGAR on April 30, 2002.

(b) Amendment No. 1 to the Participation Agreement dated April 20, 2001 among Deutsche Asset Management VIT Funds (formerly, BT Insurance Funds Trust), Bankers Trust Company and PHLVIC is incorporated by reference to Post-Effective Amendment No. 2 on Form S-6 (File No. 333-65823), filed via EDGAR on April 30, 2002.

(c) Amendment No. 2 to the Participation Agreement dated October 29, 2001 among Deutsche Asset Management VIT Funds, Deutsche Asset Management, Inc. and PHLVIC is incorporated by reference to Post-Effective Amendment No. 2 on Form S-6 (File No. 333-65823), filed via EDGAR on April 30, 2002.

(d) Amendment No. 3 dated February 1, 2008 to the Fund Participation Agreement dated July 19, 1999 among PHL Variable Insurance Company, DWS Investments VIT Funds (formerly, Deutsche Asset Management VIT Funds and BT Insurance Funds Trust) and Deutsche Investment Management Americas Inc. (successor by merger to Deutsche Asset Management, Inc.) is incorporated by reference to Post-Effective Amendment No. 8 on Form N-4 (File No. 333-123040), filed via EDGAR on April 30, 2008.

(5)	Participation Agreement dated May 1, 2006 among PHL Variable Insurance Company, The Universal Institutional Funds, Inc., Morgan Stanley Distribution, Inc. and Morgan Stanley Investment Management. Inc. is incorporated by reference to Post-Effective Amendment No. 9 on Form N-6 (File No. 333-119916), filed via EDGAR on August 14, 2006.

(6)	(a) Amended and Restated Participation Agreement dated April 1, 2008 by and among PHL Variable Insurance Company, Fidelity Distributors Corporation and each of Variable Insurance Products Fund, Variable Insurance Products Fund II, Variable Insurance Products Fund III, Variable Insurance Products Fund IV and Variable Insurance Products Fund V is incorporated by reference to Pre-Effective Amendment No. 1 to Initial Registration Statement on Form N-4 (File No. 333-147565), filed via EDGAR on April 4, 2008.

(b) Amendment No. 1, dated August 1, 2009, to the Amended and Restated Participation Agreement among PHL Variable Insurance Company, Variable Insurance Products Fund, Variable Insurance Products Fund II, Variable Insurance Products Fund III, Variable Insurance Products Fund IV, Variable Insurance Products Fund V, and Fidelity Distributors Corporation dated April 1, 2008 is incorporated by reference to Post-Effective Amendment No. 4 on Form N-6 (File No. 333-143656), filed via EDGAR on April 29, 2010.

(7)	(a) Participation Agreement dated March 29, 2001 among PHL Variable Insurance Company, AIM Variable Insurance Funds, Phoenix Equity Planning Corporation and AIM Distributors, Inc. is incorporated by reference to Post-Effective Amendment No. 9 on Form S-6 (File No. 333-65823), filed via EDGAR on April 30, 2002.

(b) Amendment No. 1 to Participation Agreement dated April 1, 2008 among AIM Variable Insurance Funds, AIM Distributors, Inc., PHL Variable Insurance Company and Phoenix Equity Planning Corporation is incorporated by reference to Pre-Effective Amendment No. 1 to Initial Registration Statement on Form N-4 (File No. 333-147565), filed via EDGAR on April 4, 2008.

(c) Amendment No. 2, effective April 30, 2010, to Participation Agreement dated as of March 29, 2001, by and among AIM Variable Insurance Funds (“AVIF”), AIM Distributors, Inc., PHL Variable Insurance Company (“Phoenix”) and Phoenix Equity Planning Corporation (“PEPCO”) is incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No. 333-143656), filed via EDGAR on April 29, 2011.

(d) Amendment No. 3, effective September 20, 2010, to Participation Agreement dated March 29, 2001, by and among AIM Variable Insurance Funds (Invesco Variable Insurance Funds, Invesco Distributors, Inc. PHL Variable Insurance Company (“Phoenix”) and Phoenix Equity Planning Corporation (“PEPCO”) is incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No. 333-143656), filed via EDGAR on April 29, 2011.

(8)	(a) Participation Agreement dated May 1, 2006 among PHL Variable Insurance Company, Oppenheimer Variable Account Funds and OppenheimerFunds, Inc. is incorporated by reference to Post-Effective Amendment No. 9 (File No. 333-119916), filed via EDGAR on August 14, 2006.

(b) Amendment No. 1 dated February 1, 2008 to Participation Agreement among Oppenheimer Variable Account Funds, OppenheimerFunds, Inc., and PHL Variable Insurance Company is incorporated by reference to Pre-Effective Amendment No. 1 to Initial Registration Statement on Form N-4 (File No. 333-147565), filed via EDGAR on April 4, 2008.

(9)	(a) Participation Agreement dated May 1, 2006 among PHL Variable Insurance Company, Phoenix Life and Annuity Company, PIMCO Variable Insurance Trust and Allianz Global Investors Distributors LLC is incorporated by reference to Post-Effective Amendment No. 9 on Form N-6 (File No. 333-119916), filed via EDGAR on August 14, 2006.

(b) Amendment No. 1 dated February 1, 2008 to the Participation Agreement by and among PHL Variable Insurance Company, Phoenix Life and Annuity Company, PIMCO Variable Insurance Trust and Allianz Global Investors Distributors LLC is incorporated by reference to Pre-Effective Amendment No. 1 to Initial Registration Statement on Form N-4 (File No. 333-147565), filed via EDGAR on April 4, 2008.

(c) Novation of and Amendment to Participation Agreement made August 24, 2011 by and among Allianz Global Investors Distributors LLC, PIMCO Investments LLC, PIMCO Variable Insurance Trust, PHL Variable Insurance Company, and Phoenix Life and Annuity Company is incorporated by reference to Post-Effective Amendment No. 4 on Form N-6 (File No. 333-143656), filed via EDGAR on April 26, 2012.

	(10)	Fund Participation Agreement dated May 1, 2006 among PHL Variable Insurance Company, Phoenix Life and Annuity Company, Neuberger Berman Advisers Management Trust and Neuberger Berman Management, Inc. is incorporated by reference to Post-Effective Amendment No. 9 on Form N-6 (File No. 333-119916), filed via EDGAR on August 14, 2006.

	(11)	Participation Agreement dated April 14, 2005 among PHL Variable Insurance Company, Lord Abbett Series Fund, Inc., and Lord Abbett Distributor, LLC is incorporated by reference to Post-Effective Amendment No. 9 on Form N-6 (File No. 333-76778), filed via EDGAR on April 27, 2006.

	(12)	Participation Agreement as of November 5, 2010 among Virtus Variable Insurance Trust, VP Distributors, Inc., Phoenix Life Insurance Company, PHL Variable Insurance Company, Phoenix Life and Annuity Company and 1851 Securities, Inc. is incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No. 333-146301), filed via EDGAR on April 29, 2011.

	(13)	Participation Agreement dated September 7, 2007 among PHL Variable Insurance Company, Sentinel Variable Products Trust and Sentinel Financial Services Company is incorporated by reference to Post-Effective Amendment No. 5 on Form N-4 (File No. 333-123035), filed via EDGAR on September 7, 2007.

	(14)	(a) Participation Agreement dated February 1, 2008 among PHL Variable Insurance Company, Phoenix Equity Planning Corporation, Summit Mutual Funds, Inc., and Ameritas Investment Corporation is incorporated by reference to Post- Effective Amendment No. 8 on Form N-4 (File No. 333-123040), filed via EDGAR on April 30, 2008.

(b) Consent to Assignment of Participation Agreement effective February 1, 2008 among Summit Mutual Funds, Inc., Ameritas Investment Corp., PHL Variable Insurance Company and Phoenix Equity Planning Corporation is incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement on Form N-6 (File No. 333-143656), filed via EDGAR on April 22, 2009.

(c) Amendment of September 20, 2010 to Participation Agreement dated February 1, 2008, by and among Summit Mutual Funds, Inc., Ameritas Investment Corp., PHL Variable Insurance Company and Phoenix Equity Planning Corporation as amended by a consent to assignment dated December 12, 2008 from Ameritas Investment Corp. to Calvert Distributors, Inc. is incorporated by reference to Post-Effective Amendment No. 5 to Registration Statement on Form N-6 (File No. 333-143656), filed via EDGAR on April 29, 2011.

	(15)	Amended and Restated Participation Agreement of November 19, 2010 by and among Phoenix Life Insurance Company (“PLIC”), PHL Variable Insurance Company (“PHLVIC”), Phoenix Life and Annuity Company (“PLAC”), (together “Phoenix”), Financial Investors Variable Insurance Trust, ALPS Advisors, Inc. and ALPS Distributors, Inc. is incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No. 333-146301), filed via EDGAR on April 29, 2011.

(i)	Administrative Contracts.

	(1)	(a) Amended and Restated Administration and Accounting Services Agreement dated March 1, 2003 by and between PHL Variable Insurance Company and PFPC INC. is incorporated by reference to Post-Effective Amendment No. 7 on Form N-4 (File No. 333-123040), filed via EDGAR on September 7, 2007.

(b) Amendment dated January 1, 2005 to Amended and Restated Administration and Accounting Services Agreement by and between PHL Variable Insurance Company and PFPC INC. is incorporated by reference to Post-Effective Amendment No. 7 on Form N-4 (File No. 333-123040), filed via EDGAR on September 7, 2007.

(c) Amendment dated January 1, 2008 to Amended and Restated Administration and Accounting Services Agreement by and between PHL Variable Insurance Company and PNC Global Investment Servicing (U.S.) Inc. is incorporated by reference to Post-Effective Amendment No. 4 on Form N-6 (File No. 333-143656), filed via EDGAR on April 26, 2012.

(j)	Other Material Contracts.

	(1)	Information Sharing Agreements pursuant to Rule 22c-2 for the following funds: AIM Variable Insurance Funds, DWS Funds, Federated Insurance Series, Franklin Templeton Variable Insurance Products Trust, Lord Abbett Series Fund, Inc., Neuberger Berman Advisers Management Trust, Oppenheimer Variable Account Funds, Wanger Advisors Trust and The Universal Institutional Funds are incorporated by reference to Post-Effective Amendment No. 29 on Form N-4 (File No. 033-87376), filed via EDGAR on May 1, 2007.

	(2)	Information Sharing Agreement dated as of September 7, 2007, pursuant to Rule 22c-2, among Phoenix Life Insurance Company, PHL Variable Insurance Company, and Phoenix Life and Annuity Company and the Sentinel Variable Products Trust is incorporated by reference to Post-Effective Amendment No. 6 on Form N-4 (File No. 333-123035), filed via EDGAR on September 28, 2007.

	(3)	Information Sharing Agreement dated February 1, 2008 by and between PHL Variable Insurance Company, Phoenix Life and Annuity Company, Phoenix Life Insurance Company and Summit Mutual Funds, Inc. is incorporated by reference to Post-Effective Amendment No. 8 on Form N-4 (File No. 333-123040), filed via EDGAR on April 30, 2008.

	(4)	Consent to Assignment of Rule 22c-2 Shareholder Information Agreement dated March 29, 2010 between Columbia Management Services, Inc., Phoenix Life Insurance Company, PHL Variable Insurance Company and Phoenix Life and Annuity Company, is incorporated by reference to Post-Effective Amendment No. 4 on Form N-6 (File No. 333-143656), filed via EDGAR on April 29, 2010.

	(5)	Rule 22c-2 Shareholder Information Agreement as of November 5, 2010 by and among VP Distributors, Inc. (“Fund Agent”), Phoenix Life Insurance Company, PHL Variable Insurance Company, and Phoenix Life and Annuity Company (together “Insurance Company”), and 1851 Securities, Inc. (“1851”), is incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No. 333-146301), filed via EDGAR on April 29, 2011.

(6) (a) Distribution and Administrative Services Agreement as of November 5, 2010 among Virtus Investment Advisers, Inc. (“Virtus”), VP Distributors, Inc. (“VPD”), Phoenix Life Insurance Company, PHL Variable Insurance Company, and Phoenix Life and Annuity Company (each a “Company” and collectively, the “Company”) and 1851 Securities, Inc. (“1851”), is incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No. 333-146301), filed via EDGAR on April 29, 2011.

(b) Amendment to Distribution and Administrative Services Agreement by and among Virtus Investment Advisers, Inc. (“Virtus”), VP Distributors, LLC (Formerly known as VP Distributors, Inc.), Phoenix Life Insurance Company, PHL Variable Insurance Company, and Phoenix Life and Annuity Company (each a “Company” and collectively, the “Company”) and 1851 Securities, Inc. dated January 1, 2013 is incorporated by reference to Post-Effective Amendment No. 17 on Form N-4 (File No. 333-123040), filed via EDGAR on June 5, 2015.

(7) Investment Performance Calculation Agreement as of November 5, 2010 by and among The Phoenix Life Insurance Company, PHL Variable Insurance Company, and Phoenix Life and Annuity Company, (collectively, “Phoenix”) and Virtus Partners, Inc. (“Virtus”), is incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 (File No. 333-146301), filed via EDGAR on April 29, 2011.

(8) Secretary’s Certificate, Board of Directors of Phoenix Life Insurance Company, dated December 9, 2014, is incorporated by reference to Post-Effective Amendment No. 17 on Form N-4 (File No. 333-123040), filed via EDGAR on June 5, 2015.

(9)

Amended and Restated Distribution and Wholesaling Services Agreement by and among PHL Variable Insurance Company (the “Company”), 1851 Securities, Inc. (“Principal Underwriter”), Saybrus Partners, Inc. (“Wholesaling Agency”) and Saybrus Equity Services, Inc. (“Wholesaling Broker-Dealer”) dated September 15, 2010 is incorporated by reference to Post-Effective Amendment No. 17 on Form N-4 (File No. 333-123040), filed via EDGAR on June 5, 2015.

(k)	Legal Opinion.

Opinion and consent of Counsel, filed herewith.

(l)	Actuarial Opinion.

Not applicable.

(m)	Calculation.

Not applicable.

(n)	Other Opinions.

(1) Consents of Independent Registered Public Accounting Firm, filed herewith.

(2) (a) Powers of Attorney are incorporated by reference to Post-Effective Amendment No. 17 on Form N-4 (File No. 333-123040), filed via EDGAR on June 5, 2015.

(o)	Omitted Financial Statements.

Not applicable.

(p)	Initial Capital Agreements.

Not applicable.

(q)	Redeemability Exemption.

SEC Rule 6e-3 (T) administrative procedures memo is incorporated by reference to Post-Effective Amendment No. 3 on Form N-6 (File No. 333-146301) filed via EDGAR on April 21, 2009.

Item 27.	Directors and Officers of the Depositor.

Name	Position

John H. Beers	Vice President and Secretary

Thomas M. Buckingham	Director, Executive Vice President

Edward W. Cassidy	Director

Naomi B. Kleinman	Vice President and Treasurer

Bonnie J. Malley	Executive Vice President and Chief Financial Officer

Ernest McNeill, Jr.	Senior Vice President and Chief Accounting Officer

William B. Moorcroft*	Chief Compliance Officer of Separate Account

James D. Wehr	President

Christopher M. Wilkos	Director, Executive Vice President and Chief Investment Officer

*	This individual is not an officer of the Depositor.

The business address of these individuals is One American Row, Hartford, CT 06102-5056

Item 28.	Persons Controlled by or Under Common Control with the Depositor or Registrant

The Phoenix Companies, Inc. (100%) Delaware

Phoenix Distribution Holding Company (100%) Connecticut

Phoenix Investment Management Company (100%) Connecticut

Phoenix National Trust Holding Company (100%) Connecticut

PML International Insurance Limited (100%) Bermuda

Saybrus Partners, Inc. (85.456%) Delaware

Saybrus Holdings, Inc. (100%) Delaware

Saybrus Equity Services, Inc. (100%) Delaware

Phoenix Life Insurance Company (100%) New York

Holland Re Holdings, LLC (100%)

Next Generation Ventures LLC (50%) Connecticut

Phoenix Life Separate Account B (100%) New York

Phoenix Life Separate Account C (100%) New York

Phoenix Life Separate Account D (100%) New York

Phoenix Life Variable Accumulation Account (100%) New York

Phoenix Life Variable Universal Life Account (100%) New York

PM Holdings, Inc. (100%) Connecticut

1851 Securities, Inc. (100%) Delaware

American Phoenix Life and Reassurance Company (100%) Connecticut

PHL Variable Insurance Company (100%) Connecticut

PHL Variable Accumulation Account (100%) Connecticut

PHL Variable Accumulation Account II (100%) Connecticut

PHL Variable Separate Account MVA1 (100%) Connecticut

PHLVIC Variable Universal Life Account (100%) Connecticut

Phoenix Founders, Inc. (100%) Connecticut

Phoenix Life and Annuity Company (100%) Connecticut

Phoenix Life and Annuity Variable Universal Life Account (100%) Connecticut

Phoenix New England Trust Holding Company (100%) Connecticut

Phoenix Variable Advisors, Inc. (100%) Delaware

The only companies that file consolidated financial statements with the Securities and Exchange Commission (“SEC”) are The Phoenix Companies, Inc. and Phoenix Life Insurance Company. In addition, PHL Variable Insurance Company and Phoenix Life and Annuity Company file individual financial statements with the SEC. For the remainder, except the separate accounts (defined as Phoenix Life Separate Account B, Phoenix Life Separate Account C, Phoenix Life Separate Account D, Phoenix Life Variable Accumulation Account, Phoenix Life Variable Universal Life Account, PHL Variable Accumulation Account, PHL Variable Accumulation Account II, PHL Variable Separate Account MVA1, PHLVIC Variable Universal Life Account, and Phoenix Life and Annuity Variable Universal Life Account) all other entities are included in the consolidated financial statement for The Phoenix Companies, Inc., but none file individual financial statements with the SEC.

Item 29.	Indemnification.

Section 33-779 of the Connecticut General Statutes states that: “a corporation may provide indemnification of or advance expenses to a director, officer, employee or agent only as permitted by sections 33-770 to 33-778, inclusive.”

Article VI. Indemnification. Section 6.01 of the Bylaws of the Depositor (as amended and restated effective May 16, 2002) provides that: “Each director, officer or employee of the company, and his heirs, executors or administrators, shall be indemnified or reimbursed by the company for all expenses necessarily incurred by him in connection with the defense or reasonable settlement of any action, suit or proceeding in which he is made a party by reason of his being or having been a director, officer or employee of the company, or of any other company which he was serving as a director or officer at the request of the company, except in relation to matters as to which such director, officer or employee is finally adjudged in such action, suit or proceeding to be liable for negligence or misconduct in the performance of his duties as such director, officer or employee. The foregoing right of indemnification or reimbursement shall not be exclusive of any other rights to which he may be entitled under any statute, Bylaw, agreement, vote of shareholders or otherwise.”

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30.	Principal Underwriter.

1851 Securities, Inc. (“1851 Securities”)

(a)	1851 Securities serves as the principal underwriter for the following entities:

Phoenix Life Variable Accumulation Account, Phoenix Life Variable Universal Life Account, Phoenix Life and Annuity Variable Universal Life Account, PHL Variable Accumulation Account, PHL Variable Accumulation Account II, PHLVIC Variable Universal Life Account, PHL Variable Separate Account MVA1, Phoenix Life Separate Account B, Phoenix Life Separate Account C, and Phoenix Life Separate Account D.

(b)	Directors and Executive Officers of 1851 Securities

Name	Position
John H. Beers	Director, President and Chief Executive Officer
Thomas M. Buckingham	Director and Chairman
Susan L. Guazzelli	Second Vice President and Treasurer
Bonnie J. Malley	Director
William B. Moorcroft	Assistant Vice President and Chief Compliance Officer
Gina C. O’Connell	Director and Senior Vice President
Gary C. Tebbetts	Chief Financial Officer

The business address of these individuals is One American Row, Hartford, CT 06102-5056.

(c)	1851 Securities received no compensation from the Registrant during the last fiscal year for sales of the contract.

Item 31.	Location of Accounts and Records.

The accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained at the administrative offices of PHL Variable Insurance Company located at One American Row, Hartford, CT 06102-5056.

Item 32.	Management Services.

All management contracts are discussed in Part A and Part B of this Registration Statement.

Item 33.	Fee Representation.

Pursuant to Section 26(f)(2)(A) of the Investment Company Act of 1940, as amended, PHL Variable Insurance Company represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks to be assumed by PHL Variable Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant, PHLVIC Variable Universal Life Account, certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 5 pursuant to Rule 485(b) under the Securities Act of 1933. The Registrant causes this Post-Effective Amendment No. 5 to Registration Statement No. 333-149105 to be signed on its behalf by the undersigned thereunto duly authorized, all in the City of Hartford and State of Connecticut on this 5th day of June, 2015.

PHLVIC Variable Universal Life Account
(Registrant)

By:
*James D. Wehr
President of PHL
Variable Insurance Company

PHL Variable Insurance Company

By:
*James D. Wehr
President

By:	/s/ Kathleen A. McGah
* Kathleen A. McGah
* As Attorney-in-Fact pursuant to power of attorney.

As required by the Securities Act of 1933, the following persons in the capacities stated have signed this Post-Effective Amendment No. 5 to Registration Statement No. 333-149105 on June 5, 2015.

Signature	Title

Director
Thomas M. Buckingham*

Director
Edward W. Cassidy*

Chief Financial Officer
Bonnie J. Malley*

Chief Accounting Officer
Ernest McNeill, Jr.*

President
James D. Wehr*

Director
Christopher M. Wilkos*

By:	/s/ Kathleen A. McGah
* Kathleen A. McGah
* As Attorney-in-Fact pursuant to Powers of Attorney.

Exhibit Index

Exhibit 26(k)	Opinion and Consent of Counsel

Exhibit 26(n)(1)	Consents of Independent Registered Public Accounting Firm